UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2023

Item 1.

Reports to Stockholders

Fidelity Advisor® Equity Growth Fund

Annual Report
November 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	14.07%	14.64%	13.49%
Class M (incl. 3.50% sales charge)	16.49%	14.91%	13.49%
Class C (incl. contingent deferred sales charge)	19.01%	15.10%	13.46%
Class I	21.40%	16.31%	14.47%
Class Z	21.48%	16.45%	14.61%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Growth Fund - Class A, a class of the fund, on November 30, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.84% for the 12 months ending November 30, 2023, according to the S&P 500® index, as a slowing in the pace of inflation and a resilient U.S. economy provided a favorable backdrop for higher-risk assets for much of 2023. After returning -18.11% in 2022, the index's upturn was mostly driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and twice deciding to hold rates at a 22-year high while it observes the effect on inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 9.13% in November. By sector for the full 12 months, information technology (+41%) and communications services (+37%) led the way, followed by consumer discretionary (+20%). In contrast, the defensive-oriented utilities (-9%) and consumer staples (-5%) sectors lagged most the past 12 months.
Comments from Co-Managers Asher Anolic and Jason Weiner:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 20% to 21%, versus 24.56% for the benchmark Russell 3000® Growth Index. Relative to the benchmark, market selection was the primary detractor, especially an underweight in information technology. Stock selection in financials also hurt. An overweight in health care also hampered the fund's result. Also detracting from our result was security selection in materials. The fund's stake in Block returned -31% and was the largest individual relative detractor. The second-largest relative detractor was our stake in UnitedHealth (-1%). UnitedHealth was among the fund's top holdings this period. This period we decreased our investment in UnitedHealth. A stake in Signature Bank returned -100% and notably hurt. Signature Bank was not held at period end. In contrast, the biggest contributor to performance versus the benchmark was stock selection in industrials. Picks in information technology also boosted relative performance. Also lifting the fund's relative result was an underweight in consumer staples. The top individual relative contributor was an overweight in Uber Technologies (+94%). Uber Technologies was one of our biggest holdings. A second notable relative contributor was an overweight in Nvidia (+179%). Nvidia was among the fund's largest holdings. This period we increased our position in Nvidia. An overweight in MongoDB (+174%) also helped. Notable changes in positioning include decreased exposure to the materials and consumer staples sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	15.0
NVIDIA Corp.	6.6
Amazon.com, Inc.	4.9
Alphabet, Inc. Class A	4.8
Apple, Inc.	4.4
Uber Technologies, Inc.	4.3
Eli Lilly & Co.	2.4
Boston Scientific Corp.	2.2
Netflix, Inc.	1.9
Universal Music Group NV	1.9
48.4

Market Sectors (% of Fund's net assets)

Information Technology	39.7
Health Care	15.2
Industrials	13.2
Consumer Discretionary	10.5
Communication Services	9.7
Financials	5.2
Energy	4.0
Consumer Staples	1.2
Materials	0.2

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments November 30, 2023
Showing Percentage of Net Assets
Common Stocks - 98.7%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 9.7%
Entertainment - 4.9%
Netflix, Inc. (a)	307,942	145,955
Universal Music Group NV	5,454,591	144,116
Warner Music Group Corp. Class A	2,669,478	88,386
		378,457
Interactive Media & Services - 4.8%
Alphabet, Inc. Class A (a)	2,751,762	364,691
Epic Games, Inc. (a)(b)(c)	3,289	1,944
		366,635
TOTAL COMMUNICATION SERVICES		745,092
CONSUMER DISCRETIONARY - 10.5%
Automobiles - 0.3%
BYD Co. Ltd. (H Shares)	1,000,871	26,900
Broadline Retail - 6.2%
Amazon.com, Inc. (a)	2,600,228	379,867
MercadoLibre, Inc. (a)	52,402	84,915
Savers Value Village, Inc. (d)	665,700	10,019
		474,801
Hotels, Restaurants & Leisure - 2.0%
Airbnb, Inc. Class A (a)	417,082	52,694
Booking Holdings, Inc. (a)	14,500	45,323
Flutter Entertainment PLC (a)	300,282	46,894
Kura Sushi U.S.A., Inc. Class A (a)	107,500	6,717
		151,628
Household Durables - 0.0%
Blu Investments LLC (a)(b)(c)	12,123,162	4
Specialty Retail - 1.0%
TJX Companies, Inc.	898,268	79,146
Textiles, Apparel & Luxury Goods - 1.0%
LVMH Moet Hennessy Louis Vuitton SE	52,628	40,255
Samsonite International SA (a)(e)	12,634,276	36,878
		77,133
TOTAL CONSUMER DISCRETIONARY		809,612
CONSUMER STAPLES - 1.2%
Beverages - 0.8%
Monster Beverage Corp.	1,194,690	65,887
Personal Care Products - 0.4%
Estee Lauder Companies, Inc. Class A	229,253	29,273
TOTAL CONSUMER STAPLES		95,160
ENERGY - 4.0%
Energy Equipment & Services - 0.5%
Baker Hughes Co. Class A	1,119,949	37,798
Oil, Gas & Consumable Fuels - 3.5%
Cheniere Energy, Inc.	677,900	123,479
New Fortress Energy, Inc. (d)	479,132	18,437
Range Resources Corp.	1,235,956	40,169
Reliance Industries Ltd.	2,580,905	73,588
Southwestern Energy Co. (a)	1,765,100	11,632
		267,305
TOTAL ENERGY		305,103
FINANCIALS - 5.2%
Capital Markets - 1.3%
Ares Management Corp.	141,900	15,928
CME Group, Inc.	397,618	86,824
		102,752
Financial Services - 2.8%
Apollo Global Management, Inc.	78,100	7,185
Corebridge Financial, Inc.	774,600	16,290
Fiserv, Inc. (a)	121,600	15,882
Global Payments, Inc.	163,600	19,050
MasterCard, Inc. Class A	337,343	139,603
One97 Communications Ltd. (a)	562,300	5,906
Rocket Companies, Inc. (a)(d)	1,174,300	10,968
		214,884
Insurance - 1.1%
Arthur J. Gallagher & Co.	273,639	68,136
BRP Group, Inc. (a)	687,593	12,026
		80,162
TOTAL FINANCIALS		397,798
HEALTH CARE - 15.2%
Biotechnology - 4.1%
Adamas Pharmaceuticals, Inc.:
rights (a)(c)	1,000,100	250
rights (a)(c)	1,000,100	110
Alnylam Pharmaceuticals, Inc. (a)	272,913	45,918
Arcellx, Inc. (a)	61,800	3,246
Arrowhead Pharmaceuticals, Inc. (a)	105,000	2,226
Beam Therapeutics, Inc. (a)	74,400	2,089
BioMarin Pharmaceutical, Inc. (a)	155,500	14,163
Blueprint Medicines Corp. (a)	41,600	2,897
Cerevel Therapeutics Holdings (a)	93,600	2,427
Cytokinetics, Inc. (a)	225,400	7,546
Galapagos NV sponsored ADR (a)	404,332	15,134
Gamida Cell Ltd. (a)	1,895,116	587
Gamida Cell Ltd. warrants 4/21/28 (a)	354,200	10
Hookipa Pharma, Inc. (a)	669,700	381
Immunocore Holdings PLC ADR (a)	169,488	8,937
Insmed, Inc. (a)	637,949	15,961
Legend Biotech Corp. ADR (a)	158,800	9,658
Regeneron Pharmaceuticals, Inc. (a)	78,771	64,892
Repligen Corp. (a)(d)	171,504	26,969
Sarepta Therapeutics, Inc. (a)	56,100	4,560
Seres Therapeutics, Inc. (a)	235,000	244
Synlogic, Inc. (a)	43,186	108
Vertex Pharmaceuticals, Inc. (a)	226,996	80,540
Vor Biopharma, Inc. (a)	474,939	879
XOMA Corp. (a)	291,100	4,320
		314,052
Health Care Equipment & Supplies - 3.3%
Axonics Modulation Technologies, Inc. (a)	275,100	15,403
Boston Scientific Corp. (a)	3,038,327	169,812
Inspire Medical Systems, Inc. (a)	64,400	9,358
Lantheus Holdings, Inc. (a)	73,500	5,264
Masimo Corp. (a)	476,000	44,630
Penumbra, Inc. (a)	48,840	10,847
		255,314
Health Care Providers & Services - 2.5%
HealthEquity, Inc. (a)	1,043,631	69,944
UnitedHealth Group, Inc.	225,088	124,467
		194,411
Health Care Technology - 0.1%
Evolent Health, Inc.	304,700	8,471
Life Sciences Tools & Services - 2.3%
Agilent Technologies, Inc.	58,400	7,464
Bio-Techne Corp.	240,535	15,130
Bruker Corp.	489,308	31,849
Chemometec A/S	43,000	2,154
Codexis, Inc. (a)	1,124,704	2,654
Danaher Corp.	213,939	47,775
Sartorius Stedim Biotech	101,863	22,885
Thermo Fisher Scientific, Inc.	100,456	49,802
		179,713
Pharmaceuticals - 2.9%
Aclaris Therapeutics, Inc. (a)	156,900	137
AstraZeneca PLC sponsored ADR	595,517	38,464
Eli Lilly & Co.	312,868	184,918
		223,519
TOTAL HEALTH CARE		1,175,480
INDUSTRIALS - 13.2%
Commercial Services & Supplies - 0.0%
Veralto Corp.	45,613	3,524
Electrical Equipment - 1.3%
Eaton Corp. PLC	410,665	93,504
HD Hyundai Electric Co. Ltd.	99,470	6,436
		99,940
Ground Transportation - 4.3%
Uber Technologies, Inc. (a)	5,851,036	329,881
Industrial Conglomerates - 1.5%
General Electric Co.	969,971	118,142
Machinery - 2.1%
Energy Recovery, Inc. (a)	287,700	5,484
Ingersoll Rand, Inc.	1,120,578	80,043
Parker Hannifin Corp.	118,931	51,519
Westinghouse Air Brake Tech Co.	183,757	21,419
		158,465
Passenger Airlines - 0.5%
Ryanair Holdings PLC sponsored ADR (a)	354,587	41,919
Professional Services - 2.6%
Equifax, Inc.	486,701	105,960
KBR, Inc.	1,284,240	66,357
TransUnion Holding Co., Inc.	446,422	26,214
		198,531
Trading Companies & Distributors - 0.9%
Ferguson PLC	405,977	68,576
TOTAL INDUSTRIALS		1,018,978
INFORMATION TECHNOLOGY - 39.6%
Electronic Equipment, Instruments & Components - 1.3%
Flex Ltd. (a)	2,060,645	52,443
Jabil, Inc.	416,951	48,083
		100,526
IT Services - 2.0%
Gartner, Inc. (a)	77,549	33,721
MongoDB, Inc. Class A (a)	212,307	88,265
Snowflake, Inc. (a)	190,082	35,675
		157,661
Semiconductors & Semiconductor Equipment - 13.0%
Aixtron AG	748,038	27,204
Allegro MicroSystems LLC (a)	330,136	8,986
Arm Holdings Ltd. ADR (d)	64,100	3,942
ASML Holding NV (depository receipt)	78,743	53,841
BE Semiconductor Industries NV	398,903	55,774
eMemory Technology, Inc.	36,000	2,884
KLA Corp.	89,932	48,979
Marvell Technology, Inc.	258,600	14,412
Monolithic Power Systems, Inc.	45,229	24,818
NVIDIA Corp.	1,078,266	504,305
NXP Semiconductors NV	300,464	61,319
SiTime Corp. (a)	293,083	32,415
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,205,112	117,269
Universal Display Corp.	263,323	44,554
		1,000,702
Software - 18.9%
ASAPP, Inc. warrants 8/28/28 (a)(b)(c)	2,071,818	4,662
Confluent, Inc. (a)	1,463,707	31,060
HubSpot, Inc. (a)	104,654	51,692
Manhattan Associates, Inc. (a)	249,992	55,761
Microsoft Corp.	3,054,197	1,157,266
NICE Ltd. sponsored ADR (a)	128,131	24,313
Oracle Corp.	866,941	100,747
ServiceNow, Inc. (a)	45,013	30,867
Volue A/S (a)	1,207,600	2,047
		1,458,415
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	1,781,651	338,425
TOTAL INFORMATION TECHNOLOGY		3,055,729
MATERIALS - 0.1%
Chemicals - 0.1%
Aspen Aerogels, Inc. (a)(d)	510,800	5,353
TOTAL COMMON STOCKS (Cost $5,019,674)		7,608,305

Convertible Preferred Stocks - 0.2%
	Shares	Value ($) (000s)
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Canva, Inc.:
Series A (b)(c)	846	946
Series A2 (b)(c)	154	172
		1,118
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	111,100	334
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
ASAPP, Inc.:
Series C (a)(b)(c)	367,427	1,069
Series D (b)(c)	3,611,038	9,316
		10,385
MATERIALS - 0.1%
Metals & Mining - 0.1%
Illuminated Holdings, Inc.:
Series C2 (a)(b)(c)	76,285	1,756
Series C3 (a)(b)(c)	95,356	2,195
Series C4 (a)(b)(c)	27,230	627
Series C5 (a)(b)(c)	53,844	1,239
		5,817
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $25,974)		17,654

Convertible Bonds - 0.0%
	Principal Amount (f) (000s)	Value ($) (000s)
MATERIALS - 0.0%
Metals & Mining - 0.0%
Illuminated Holdings, Inc. 0% (b)(c)(g) (Cost $1,619)	1,619	1,622

Preferred Securities - 0.0%
	Principal Amount (f) (000s)	Value ($) (000s)
MATERIALS - 0.0%
Metals & Mining - 0.0%
Illuminated Holdings, Inc. 0% (b)(c)(g) (Cost $2,252)	2,252	2,253

Money Market Funds - 1.9%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.40% (h)	91,710,666	91,729
Fidelity Securities Lending Cash Central Fund 5.39% (h)(i)	54,543,154	54,549
TOTAL MONEY MARKET FUNDS (Cost $146,278)		146,278

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $5,195,797)	7,776,112
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(65,497)
NET ASSETS - 100.0%	7,710,615

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28,139,000 or 0.4% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,878,000 or 0.5% of net assets.

(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security is perpetual in nature with no stated maturity date.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
ASAPP, Inc. warrants 8/28/28	8/29/23	0

ASAPP, Inc. Series C	4/30/21	2,424

ASAPP, Inc. Series D	8/29/23	13,944

Blu Investments LLC	5/21/20	21

Canva, Inc. Series A	9/22/23	902

Canva, Inc. Series A2	9/22/23	164

ElevateBio LLC Series C	3/09/21	466

Epic Games, Inc.	3/29/21	2,911

Illuminated Holdings, Inc. Series C2	7/07/20	1,907

Illuminated Holdings, Inc. Series C3	7/07/20	2,861

Illuminated Holdings, Inc. Series C4	1/08/21	980

Illuminated Holdings, Inc. Series C5	6/16/21	2,326

Illuminated Holdings, Inc. 0%	6/14/23 - 9/27/23	3,871

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	121,727	2,100,253	2,130,251	5,941	-	-	91,729	0.2%
Fidelity Securities Lending Cash Central Fund 5.39%	30,152	473,777	449,380	610	-	-	54,549	0.2%
Total	151,879	2,574,030	2,579,631	6,551	-	-	146,278

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	745,092	599,032	144,116	1,944
Consumer Discretionary	810,730	782,708	26,900	1,122
Consumer Staples	95,160	95,160	-	-
Energy	305,103	305,103	-	-
Financials	397,798	397,798	-	-
Health Care	1,175,814	1,175,110	10	694
Industrials	1,018,978	1,018,978	-	-
Information Technology	3,066,114	3,051,067	-	15,047
Materials	11,170	5,353	-	5,817

Corporate Bonds	1,622	-	-	1,622

Preferred Securities	2,253	-	-	2,253

Money Market Funds	146,278	146,278	-	-
Total Investments in Securities:	7,776,112	7,576,587	171,026	28,499
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2023

Assets
Investment in securities, at value (including securities loaned of $53,557) - See accompanying schedule:
Unaffiliated issuers (cost $5,049,519)	$7,629,834
Fidelity Central Funds (cost $146,278)	146,278

Total Investment in Securities (cost $5,195,797)		$7,776,112
Foreign currency held at value (cost $1,056)		1,055
Receivable for investments sold		7,720
Receivable for fund shares sold		12,662
Dividends receivable		4,113
Distributions receivable from Fidelity Central Funds		782
Prepaid expenses		8
Other receivables		25
Total assets		7,802,477
Liabilities
Payable for investments purchased	$23,360
Payable for fund shares redeemed	6,381
Accrued management fee	3,265
Distribution and service plan fees payable	1,136
Other affiliated payables	901
Other payables and accrued expenses	2,276
Collateral on securities loaned	54,543
Total Liabilities		91,862
Net Assets		$7,710,615
Net Assets consist of:
Paid in capital		$5,102,331
Total accumulated earnings (loss)		2,608,284
Net Assets		$7,710,615

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($1,821,007 ÷ 111,116 shares)(a)		$16.39
Maximum offering price per share (100/94.25 of $16.39)		$17.39
Class M :
Net Asset Value and redemption price per share ($1,619,005 ÷ 102,600 shares)(a)		$15.78
Maximum offering price per share (100/96.50 of $15.78)		$16.35
Class C :
Net Asset Value and offering price per share ($132,579 ÷ 10,792 shares)(a)		$12.28
Class I :
Net Asset Value, offering price and redemption price per share ($2,548,297 ÷ 134,219 shares)		$18.99
Class Z :
Net Asset Value, offering price and redemption price per share ($1,589,727 ÷ 82,514 shares)		$19.27
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
Amounts in thousands		Year ended November 30, 2023
Investment Income
Dividends		$44,021
Income from Fidelity Central Funds (including $610 from security lending)		6,551
Total Income		50,572
Expenses
Management fee	$33,030
Transfer agent fees	8,922
Distribution and service plan fees	12,533
Accounting fees	1,012
Custodian fees and expenses	130
Independent trustees' fees and expenses	34
Registration fees	198
Audit	81
Legal	8
Miscellaneous	220
Total expenses before reductions	56,168
Expense reductions	(383)
Total expenses after reductions		55,785
Net Investment income (loss)		(5,213)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $1,844)	58,049
Foreign currency transactions	148
Total net realized gain (loss)		58,197
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $2,093)	1,227,762
Assets and liabilities in foreign currencies	(42)
Total change in net unrealized appreciation (depreciation)		1,227,720
Net gain (loss)		1,285,917
Net increase (decrease) in net assets resulting from operations		$1,280,704
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,213)	$(5,924)
Net realized gain (loss)	58,197	101,764
Change in net unrealized appreciation (depreciation)	1,227,720	(1,034,185)
Net increase (decrease) in net assets resulting from operations	1,280,704	(938,345)
Distributions to shareholders	(103,218)	(584,982)

Share transactions - net increase (decrease)	1,647,315	1,234,456
Total increase (decrease) in net assets	2,824,801	(288,871)

Net Assets
Beginning of period	4,885,814	5,174,685
End of period	$7,710,615	$4,885,814

Financial Highlights
Fidelity Advisor® Equity Growth Fund Class A

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.85	$19.23	$17.06	$13.07	$11.84
Income from Investment Operations
Net investment income (loss) A,B	(.02)	(.02)	- C	(.05)	(.02)
Net realized and unrealized gain (loss)	2.85	(3.14)	4.08	5.22	1.97
Total from investment operations	2.83	(3.16)	4.08	5.17	1.95
Distributions from net realized gain	(.29)	(2.22)	(1.91)	(1.18)	(.72)
Total distributions	(.29)	(2.22)	(1.91)	(1.18)	(.72)
Net asset value, end of period	$16.39	$13.85	$19.23	$17.06	$13.07
Total Return D,E	21.03%	(18.79)%	26.35%	42.92%	18.34%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.96%	.97%	.97%	.99%	1.01%
Expenses net of fee waivers, if any	.96%	.97%	.97%	.99%	1.01%
Expenses net of all reductions	.96%	.97%	.97%	.99%	1.01%
Net investment income (loss)	(.16)%	(.11)%	(.02)% C	(.33)%	(.16)%
Supplemental Data
Net assets, end of period (in millions)	$1,821	$1,422	$1,752	$1,477	$1,049
Portfolio turnover rate H	43%	40%	44%	52%	49% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.31)%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Growth Fund Class M

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.38	$18.64	$16.60	$12.78	$11.61
Income from Investment Operations
Net investment income (loss) A,B	(.06)	(.05)	(.04) C	(.08)	(.05)
Net realized and unrealized gain (loss)	2.75	(3.04)	3.95	5.08	1.94
Total from investment operations	2.69	(3.09)	3.91	5.00	1.89
Distributions from net realized gain	(.29)	(2.17)	(1.87)	(1.18)	(.72)
Total distributions	(.29)	(2.17)	(1.87)	(1.18)	(.72)
Net asset value, end of period	$15.78	$13.38	$18.64	$16.60	$12.78
Total Return D,E	20.71%	(18.95)%	25.99%	42.54%	18.18%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.21%	1.21%	1.21%	1.23%	1.25%
Expenses net of fee waivers, if any	1.20%	1.21%	1.21%	1.23%	1.25%
Expenses net of all reductions	1.20%	1.21%	1.21%	1.23%	1.24%
Net investment income (loss)	(.40)%	(.36)%	(.26)% C	(.57)%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$1,619	$1,437	$1,938	$1,747	$1,417
Portfolio turnover rate H	43%	40%	44%	52%	49% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.56)%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Growth Fund Class C

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.54	$15.14	$13.84	$10.90	$10.07
Income from Investment Operations
Net investment income (loss) A,B	(.10)	(.10)	(.11) C	(.13)	(.09)
Net realized and unrealized gain (loss)	2.13	(2.39)	3.24	4.25	1.64
Total from investment operations	2.03	(2.49)	3.13	4.12	1.55
Distributions from net realized gain	(.29)	(2.11)	(1.83)	(1.18)	(.72)
Total distributions	(.29)	(2.11)	(1.83)	(1.18)	(.72)
Net asset value, end of period	$12.28	$10.54	$15.14	$13.84	$10.90
Total Return D,E	20.01%	(19.38)%	25.36%	41.73%	17.53%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.74%	1.75%	1.74%	1.78%	1.80%
Expenses net of fee waivers, if any	1.74%	1.75%	1.74%	1.77%	1.80%
Expenses net of all reductions	1.74%	1.75%	1.74%	1.77%	1.79%
Net investment income (loss)	(.93)%	(.89)%	(.79)% C	(1.12)%	(.95)%
Supplemental Data
Net assets, end of period (in millions)	$133	$98	$134	$131	$101
Portfolio turnover rate H	43%	40%	44%	52%	49% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.09)%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Growth Fund Class I

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$15.95	$21.82	$19.10	$14.46	$12.98
Income from Investment Operations
Net investment income (loss) A,B	.02	.02	.05 C	(.01)	.01
Net realized and unrealized gain (loss)	3.31	(3.63)	4.61	5.83	2.19
Total from investment operations	3.33	(3.61)	4.66	5.82	2.20
Distributions from net realized gain	(.29)	(2.26)	(1.94)	(1.18)	(.72)
Total distributions	(.29)	(2.26)	(1.94)	(1.18)	(.72)
Net asset value, end of period	$18.99	$15.95	$21.82	$19.10	$14.46
Total Return D	21.40%	(18.62)%	26.65%	43.32%	18.68%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.71%	.72%	.71%	.74%	.75%
Expenses net of fee waivers, if any	.71%	.71%	.71%	.73%	.75%
Expenses net of all reductions	.71%	.71%	.71%	.73%	.75%
Net investment income (loss)	.09%	.14%	.24% C	(.07)%	.10%
Supplemental Data
Net assets, end of period (in millions)	$2,548	$1,285	$1,067	$770	$548
Portfolio turnover rate G	43%	40%	44%	52%	49% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.06)%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Growth Fund Class Z

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.17	$22.07	$19.30	$14.59	$13.07
Income from Investment Operations
Net investment income (loss) A,B	.04	.04	.07 C	.01	.03
Net realized and unrealized gain (loss)	3.35	(3.66)	4.66	5.88	2.21
Total from investment operations	3.39	(3.62)	4.73	5.89	2.24
Distributions from net realized gain	(.29)	(2.28)	(1.96)	(1.18)	(.72)
Total distributions	(.29)	(2.28)	(1.96)	(1.18)	(.72)
Net asset value, end of period	$19.27	$16.17	$22.07	$19.30	$14.59
Total Return D	21.48%	(18.46)%	26.77%	43.43%	18.87%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.59%	.60%	.60%	.61%	.62%
Expenses net of fee waivers, if any	.59%	.60%	.60%	.61%	.62%
Expenses net of all reductions	.59%	.60%	.60%	.61%	.62%
Net investment income (loss)	.22%	.26%	.35% C	.05%	.23%
Supplemental Data
Net assets, end of period (in millions)	$1,590	$645	$285	$180	$112
Portfolio turnover rate G	43%	40%	44%	52%	49% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .06%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended November 30, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Equity Growth Fund	$24

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, certain foreign taxes, passive foreign investment companies (PFIC), contingent interest, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,731,981
Gross unrealized depreciation	(157,893)
Net unrealized appreciation (depreciation)	$2,574,088
Tax Cost	$5,202,024

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$42,008
Net unrealized appreciation (depreciation) on securities and other investments	$2,574,083

The Fund intends to elect to defer to its next fiscal year $5,659 of ordinary losses recognized during the period January 1, 2023 to November 30,2023.

The tax character of distributions paid was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$-	$ 62,096
Long-term Capital Gains	103,218	522,886
Total	$103,218	$ 584,982

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Growth Fund	4,206,980	2,687,520

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$3,933	$78
Class M	.25%	.25%	7,463	38
Class C	.75%	.25%	1,137	228
			$12,533	$344

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$544
Class M	33
Class CA	4
$581

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$2,595.16
Class M	2,355.16
Class C	219.19
Class I	3,278.16
Class Z	475.04
	$8,922
During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1635%
Class M	0.1570%
Class C	0.1883%
Class I	0.1641%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Equity Growth Fund	.02

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Advisor Equity Growth Fund	0.0147%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Equity Growth Fund	$43

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Equity Growth Fund	297,355	185,829	(2,584)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Equity Growth Fund	$10

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Equity Growth Fund	$66	$26	$6,744

8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $3. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction

Class M	$2

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $378.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Equity Growth Fund
Distributions to shareholders
Class A	$29,592	$201,902
Class M	30,631	224,409
Class C	2,701	18,487
Class I	27,944	110,672
Class Z	12,350	29,512
Total	$103,218	$584,982

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2023	Year ended November 30, 2022	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Equity Growth Fund
Class A
Shares sold	21,267	16,685	$310,421	$238,232
Reinvestment of distributions	2,171	10,895	27,414	189,362
Shares redeemed	(15,004)	(16,000)	(218,142)	(233,550)
Net increase (decrease)	8,434	11,580	$119,693	$194,044
Class M
Shares sold	7,691	8,496	$107,913	$121,186
Reinvestment of distributions	2,457	13,013	29,949	218,886
Shares redeemed	(14,950)	(18,044)	(210,990)	(258,376)
Net increase (decrease)	(4,802)	3,465	$(73,128)	$81,696
Class C
Shares sold	4,131	2,281	$45,054	$25,246
Reinvestment of distributions	276	1,360	2,629	18,111
Shares redeemed	(2,881)	(3,196)	(31,585)	(36,259)
Net increase (decrease)	1,526	445	$16,098	$7,098
Class I
Shares sold	80,228	45,700	$1,321,123	$738,514
Reinvestment of distributions	1,802	5,203	26,307	103,900
Shares redeemed	(28,342)	(19,286)	(479,338)	(320,943)
Net increase (decrease)	53,688	31,617	$868,092	$521,471
Class Z
Shares sold	58,182	29,802	$985,369	$472,459
Reinvestment of distributions	773	1,400	11,444	28,312
Shares redeemed	(16,335)	(4,204)	(280,253)	(70,624)
Net increase (decrease)	42,620	26,998	$716,560	$430,147

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Equity Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 to November 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period- C June 1, 2023 to November 30, 2023
Fidelity Advisor® Equity Growth Fund
Class A	.95%
Actual		$ 1,000	$ 1,121.10	$ 5.05
Hypothetical-B		$ 1,000	$ 1,020.31	$ 4.81
Class M	1.19%
Actual		$ 1,000	$ 1,119.90	$ 6.32
Hypothetical-B		$ 1,000	$ 1,019.10	$ 6.02
Class C	1.72%
Actual		$ 1,000	$ 1,116.40	$ 9.13
Hypothetical-B		$ 1,000	$ 1,016.44	$ 8.69
Class I	.70%
Actual		$ 1,000	$ 1,122.30	$ 3.72
Hypothetical-B		$ 1,000	$ 1,021.56	$ 3.55
Class Z	.58%
Actual		$ 1,000	$ 1,123.60	$ 3.09
Hypothetical-B		$ 1,000	$ 1,022.16	$ 2.94

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2023, $43,670,338 or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Equity Growth Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I, which was selected because it is the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Class I, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps ) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Class I of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Class I of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Class I of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Class I of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.
Proxy Voting Results
A special meeting of shareholders was held on April 19, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To reclassify the diversification status of the fund from diversified to non-diversified by eliminating the following fundamental policy: The fund may not with respect to 75% of fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities,  or securities of other investment companies) if  as a result, (a) more than 5% of fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of outstanding voting securities of issuer.

	# of Votes	% of Votes
Affirmative	1,592,061,872.840	86.000
Against	163,155,598.550	9.000
Abstain	97,556,276.240	5.000
TOTAL	1,852,773,747.630	100.000

Proposal 1 was not approved by shareholders.

1.539469.126
EPG-ANN-0124
Fidelity Advisor® Value Strategies Fund

Annual Report
November 30, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-1.24%	10.54%	7.84%
Class M (incl. 3.50% sales charge)	0.85%	10.80%	7.86%
Class C (incl. contingent deferred sales charge)	2.97%	10.98%	7.81%
Fidelity® Value Strategies Fund	5.01%	12.15%	8.78%
Class K	5.16%	12.30%	8.93%
Class I	5.03%	12.14%	8.75%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Strategies Fund - Class A, a class of the fund, on November 30, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
The U.S. equities gained 13.84% for the 12 months ending November 30, 2023, according to the S&P 500® index, as a slowing in the pace of inflation and a resilient U.S. economy provided a favorable backdrop for higher-risk assets for much of 2023. After returning -18.11% in 2022, the index's upturn was mostly driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and twice deciding to hold rates at a 22-year high while it observes the effect on inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 9.13% in November. By sector for the full 12 months, information technology (+41%) and communications services (+37%) led the way, followed by consumer discretionary (+20%). In contrast, the defensive-oriented utilities (-9%) and consumer staples (-5%) sectors lagged most the past 12 months.
Comments from Portfolio Manager Matt Friedman:
For the fiscal year ending November 30, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 4% to 5%, versus -0.75% for the benchmark Russell Midcap Value Index. Relative to the benchmark, security selection was the primary contributor, led by materials. Stock picking in utilities also helped. Stock picks in industrials and real estate also boosted the fund's relative performance. The top individual relative contributor was an overweight in Builders FirstSource (+109%). Builders FirstSource was among the fund's largest holdings this period. This period we decreased our stake in Builders FirstSource. The second-largest relative contributor was an overweight in XPO (+118%). XPO was among the biggest holdings at period end. An overweight in First Citizens Bancshares (+81%) also helped. First Citizens Bancshares was among the fund's largest holdings this period. In contrast, the biggest detractor from performance versus the benchmark was security selection in health care, primarily within the health care equipment & services industry. An overweight in materials also hampered the fund's result. Also detracting from our result was stock picking in communication services. The largest individual relative detractor was our stake in Signature Bank (-100%). Signature Bank was not held at period end. A second notable relative detractor was an overweight in Darling Ingredients (-39%). Another notable relative detractor was our non-benchmark stake in AdaptHealth (-62%). Notable changes in positioning include higher allocations to the information technology and financials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Constellation Energy Corp.	2.2
Canadian Natural Resources Ltd.	2.2
Centene Corp.	2.1
Cigna Group	1.8
PG&E Corp.	1.8
Welltower, Inc.	1.7
Apollo Global Management, Inc.	1.6
XPO, Inc.	1.5
Gildan Activewear, Inc.	1.5
Global Payments, Inc.	1.5
17.9

Market Sectors (% of Fund's net assets)

Financials	20.8
Industrials	16.3
Consumer Discretionary	10.8
Materials	9.4
Utilities	8.7
Real Estate	7.9
Energy	7.7
Health Care	6.3
Information Technology	5.1
Consumer Staples	4.6
Communication Services	1.3

Asset Allocation (% of Fund's net assets)

Schedule of Investments November 30, 2023
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.9%
Cellnex Telecom SA (a)	449,600	17,165
Media - 0.4%
Nexstar Broadcasting Group, Inc. Class A	49,500	7,026
TOTAL COMMUNICATION SERVICES		24,191
CONSUMER DISCRETIONARY - 10.8%
Automobile Components - 1.5%
Adient PLC (b)	203,000	6,537
Atmus Filtration Technologies, Inc. (c)	447,500	9,791
Autoliv, Inc.	118,300	12,258
		28,586
Automobiles - 0.8%
Harley-Davidson, Inc.	509,400	15,277
Hotels, Restaurants & Leisure - 0.9%
Hilton Grand Vacations, Inc. (b)	256,400	8,784
Red Rock Resorts, Inc.	178,850	7,964
		16,748
Household Durables - 1.3%
Newell Brands, Inc.	858,800	6,553
Tempur Sealy International, Inc.	475,400	19,168
		25,721
Leisure Products - 0.6%
Brunswick Corp.	150,600	11,878
Specialty Retail - 4.2%
American Eagle Outfitters, Inc.	1,028,222	19,567
Lithia Motors, Inc. Class A (sub. vtg.) (c)	44,000	11,748
Signet Jewelers Ltd. (c)	177,700	14,603
Upbound Group, Inc.	571,000	16,616
Victoria's Secret & Co. (b)	622,400	16,774
		79,308
Textiles, Apparel & Luxury Goods - 1.5%
Gildan Activewear, Inc.	773,000	27,982
TOTAL CONSUMER DISCRETIONARY		205,500
CONSUMER STAPLES - 4.6%
Consumer Staples Distribution & Retail - 1.2%
U.S. Foods Holding Corp. (b)	530,700	23,261
Food Products - 2.2%
Bunge Global SA	185,700	20,403
Darling Ingredients, Inc. (b)	487,922	21,405
		41,808
Household Products - 0.4%
Energizer Holdings, Inc.	266,700	8,225
Personal Care Products - 0.8%
Kenvue, Inc.	733,900	15,001
TOTAL CONSUMER STAPLES		88,295
ENERGY - 7.7%
Energy Equipment & Services - 2.3%
Expro Group Holdings NV (b)	1,307,300	20,329
Valaris Ltd. (b)	335,400	23,008
		43,337
Oil, Gas & Consumable Fuels - 5.4%
Antero Resources Corp. (b)	770,422	18,205
Canadian Natural Resources Ltd.	629,300	42,021
Targa Resources Corp.	226,800	20,514
Tourmaline Oil Corp. (c)	463,700	22,444
		103,184
TOTAL ENERGY		146,521
FINANCIALS - 20.8%
Banks - 4.6%
East West Bancorp, Inc.	426,900	26,861
First Citizens Bancshares, Inc.	18,700	27,450
Popular, Inc.	161,200	11,895
U.S. Bancorp	588,400	22,430
		88,636
Capital Markets - 3.1%
Ameriprise Financial, Inc.	65,700	23,226
LPL Financial	94,300	20,963
Raymond James Financial, Inc.	137,500	14,458
		58,647
Consumer Finance - 2.6%
OneMain Holdings, Inc.	493,500	20,875
PROG Holdings, Inc. (b)	376,452	10,262
SLM Corp.	1,189,284	17,875
		49,012
Financial Services - 4.8%
Apollo Global Management, Inc.	326,300	30,020
Global Payments, Inc.	240,000	27,946
NCR Atleos Corp.	506,100	11,240
Walker & Dunlop, Inc.	260,200	21,862
		91,068
Insurance - 5.7%
American Financial Group, Inc.	200,200	22,901
Assurant, Inc.	150,800	25,337
First American Financial Corp.	197,500	11,771
Globe Life, Inc.	93,600	11,525
Reinsurance Group of America, Inc.	100,733	16,426
The Travelers Companies, Inc.	109,900	19,850
		107,810
TOTAL FINANCIALS		395,173
HEALTH CARE - 6.3%
Health Care Providers & Services - 5.6%
AdaptHealth Corp. (b)	841,000	7,132
Centene Corp. (b)	549,200	40,465
Cigna Group	130,200	34,227
CVS Health Corp.	365,900	24,863
		106,687
Pharmaceuticals - 0.7%
Jazz Pharmaceuticals PLC (b)	116,300	13,750
TOTAL HEALTH CARE		120,437
INDUSTRIALS - 16.3%
Air Freight & Logistics - 1.2%
FedEx Corp.	86,600	22,415
Building Products - 1.1%
Builders FirstSource, Inc. (b)	155,500	20,854
Commercial Services & Supplies - 1.1%
The Brink's Co.	272,700	21,516
Construction & Engineering - 3.5%
Fluor Corp. (b)	562,800	21,403
Granite Construction, Inc.	264,900	12,172
MDU Resources Group, Inc.	764,800	14,638
Willscot Mobile Mini Holdings (b)	445,200	18,574
		66,787
Electrical Equipment - 1.1%
Regal Rexnord Corp.	180,700	21,648
Ground Transportation - 4.7%
Knight-Swift Transportation Holdings, Inc. Class A	331,900	17,850
TFI International, Inc. (Canada)	172,600	20,423
U-Haul Holding Co. (non-vtg.)	384,500	20,821
XPO, Inc. (b)	338,500	29,206
		88,300
Machinery - 2.4%
Allison Transmission Holdings, Inc.	384,800	20,579
Chart Industries, Inc. (b)	88,900	11,560
Timken Co.	192,400	13,930
		46,069
Professional Services - 0.6%
Manpower, Inc.	163,200	12,111
Trading Companies & Distributors - 0.6%
Beacon Roofing Supply, Inc. (b)	107,100	8,607
GMS, Inc. (b)	38,031	2,572
		11,179
TOTAL INDUSTRIALS		310,879
INFORMATION TECHNOLOGY - 5.1%
Communications Equipment - 1.1%
Lumentum Holdings, Inc. (b)	494,800	21,177
Electronic Equipment, Instruments & Components - 2.1%
Coherent Corp. (b)	218,500	8,039
Flex Ltd. (b)	874,400	22,253
Vontier Corp.	310,300	10,466
		40,758
Software - 1.0%
NCR Voyix Corp. (b)	1,155,300	18,115
Technology Hardware, Storage & Peripherals - 0.9%
Seagate Technology Holdings PLC	224,900	17,790
TOTAL INFORMATION TECHNOLOGY		97,840
MATERIALS - 9.4%
Chemicals - 6.1%
Axalta Coating Systems Ltd. (b)	363,700	11,446
Celanese Corp. Class A (c)	179,100	24,834
Methanex Corp.	364,900	15,578
Olin Corp.	404,383	19,063
The Chemours Co. LLC	729,300	20,005
Tronox Holdings PLC	544,400	6,941
Westlake Corp.	134,900	17,320
		115,187
Containers & Packaging - 1.0%
Graphic Packaging Holding Co.	495,500	11,233
O-I Glass, Inc. (b)	562,100	8,297
		19,530
Metals & Mining - 1.4%
Constellium NV (b)	862,900	15,014
Freeport-McMoRan, Inc.	293,000	10,935
		25,949
Paper & Forest Products - 0.9%
Louisiana-Pacific Corp.	283,100	17,266
TOTAL MATERIALS		177,932
REAL ESTATE - 7.9%
Equity Real Estate Investment Trusts (REITs) - 6.2%
Camden Property Trust (SBI)	105,400	9,513
CubeSmart	199,000	7,912
Equity Lifestyle Properties, Inc.	226,600	16,111
Essex Property Trust, Inc.	78,200	16,693
Prologis (REIT), Inc.	131,137	15,072
Ventas, Inc.	460,800	21,123
Welltower, Inc.	358,100	31,907
		118,331
Real Estate Management & Development - 1.7%
Colliers International Group, Inc.	89,500	9,313
Jones Lang LaSalle, Inc. (b)	139,100	21,633
		30,946
TOTAL REAL ESTATE		149,277
UTILITIES - 8.7%
Electric Utilities - 6.5%
Constellation Energy Corp.	349,000	42,238
Edison International	412,200	27,613
NextEra Energy, Inc.	332,300	19,443
PG&E Corp.	1,943,600	33,372
		122,666
Independent Power and Renewable Electricity Producers - 1.4%
The AES Corp.	1,581,900	27,224
Multi-Utilities - 0.8%
Sempra	218,500	15,922
TOTAL UTILITIES		165,812
TOTAL COMMON STOCKS (Cost $1,598,147)		1,881,857

Money Market Funds - 3.1%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.40% (d)	23,451,815	23,457
Fidelity Securities Lending Cash Central Fund 5.39% (d)(e)	36,471,255	36,475
TOTAL MONEY MARKET FUNDS (Cost $59,932)		59,932

TOTAL INVESTMENT IN SECURITIES - 102.0% (Cost $1,658,079)	1,941,789
NET OTHER ASSETS (LIABILITIES) - (2.0)%	(38,876)
NET ASSETS - 100.0%	1,902,913

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,165,000 or 0.9% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	1,324	573,508	551,375	993	-	-	23,457	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	51,754	609,048	624,327	201	-	-	36,475	0.1%
Total	53,078	1,182,556	1,175,702	1,194	-	-	59,932

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	24,191	7,026	17,165	-
Consumer Discretionary	205,500	205,500	-	-
Consumer Staples	88,295	88,295	-	-
Energy	146,521	146,521	-	-
Financials	395,173	395,173	-	-
Health Care	120,437	120,437	-	-
Industrials	310,879	310,879	-	-
Information Technology	97,840	97,840	-	-
Materials	177,932	177,932	-	-
Real Estate	149,277	149,277	-	-
Utilities	165,812	165,812	-	-

Money Market Funds	59,932	59,932	-	-
Total Investments in Securities:	1,941,789	1,924,624	17,165	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2023

Assets
Investment in securities, at value (including securities loaned of $35,776) - See accompanying schedule:
Unaffiliated issuers (cost $1,598,147)	$1,881,857
Fidelity Central Funds (cost $59,932)	59,932

Total Investment in Securities (cost $1,658,079)		$1,941,789
Receivable for fund shares sold		3,036
Dividends receivable		1,860
Distributions receivable from Fidelity Central Funds		223
Prepaid expenses		2
Total assets		1,946,910
Liabilities
Payable for investments purchased	$3,203
Payable for fund shares redeemed	2,802
Accrued management fee	1,012
Distribution and service plan fees payable	178
Other affiliated payables	271
Other payables and accrued expenses	56
Collateral on securities loaned	36,475
Total Liabilities		43,997
Net Assets		$1,902,913
Net Assets consist of:
Paid in capital		$1,570,144
Total accumulated earnings (loss)		332,769
Net Assets		$1,902,913

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($355,355 ÷ 8,426 shares)(a)(b)		$42.18
Maximum offering price per share (100/94.25 of $42.18)		$44.75
Class M :
Net Asset Value and redemption price per share ($223,355 ÷ 4,933 shares)(a)		$45.28
Maximum offering price per share (100/96.50 of $45.28)		$46.92
Class C :
Net Asset Value and offering price per share ($19,120 ÷ 555 shares)(a)		$34.45
Fidelity Value Strategies Fund :
Net Asset Value, offering price and redemption price per share ($629,237 ÷ 12,081 shares)		$52.08
Class K :
Net Asset Value, offering price and redemption price per share ($218,927 ÷ 4,207 shares)		$52.04
Class I :
Net Asset Value, offering price and redemption price per share ($456,919 ÷ 9,561 shares)		$47.79
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.

Statement of Operations
Amounts in thousands		Year ended November 30, 2023
Investment Income
Dividends		$26,381
Income from Fidelity Central Funds (including $201 from security lending)		1,194
Total Income		27,575
Expenses
Management fee
Basic fee	$8,352
Performance adjustment	2,522
Transfer agent fees	2,615
Distribution and service plan fees	2,098
Accounting fees	439
Custodian fees and expenses	30
Independent trustees' fees and expenses	9
Registration fees	173
Audit	66
Legal	11
Interest	13
Miscellaneous	8
Total expenses before reductions	16,336
Expense reductions	(96)
Total expenses after reductions		16,240
Net Investment income (loss)		11,335
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	44,473
Foreign currency transactions	9
Total net realized gain (loss)		44,482
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	15,373
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		15,374
Net gain (loss)		59,856
Net increase (decrease) in net assets resulting from operations		$71,191
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,335	$10,616
Net realized gain (loss)	44,482	32,400
Change in net unrealized appreciation (depreciation)	15,374	24,245
Net increase (decrease) in net assets resulting from operations	71,191	67,261
Distributions to shareholders	(32,384)	(104,569)

Share transactions - net increase (decrease)	317,548	256,598
Total increase (decrease) in net assets	356,355	219,290

Net Assets
Beginning of period	1,546,558	1,327,268
End of period	$1,902,913	$1,546,558

Financial Highlights
Fidelity Advisor® Value Strategies Fund Class A

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$41.23	$42.62	$32.58	$33.23	$33.48
Income from Investment Operations
Net investment income (loss) A,B	.23	.24	.37 C	.29	.42 D
Net realized and unrealized gain (loss)	1.65	2.05	9.96	.87	3.66
Total from investment operations	1.88	2.29	10.33	1.16	4.08
Distributions from net investment income	(.27)	(.39)	(.29)	(.46) E	(.29)
Distributions from net realized gain	(.65)	(3.29)	-	(1.34) E	(4.04)
Total distributions	(.93) F	(3.68)	(.29)	(1.81) F	(4.33)
Net asset value, end of period	$42.18	$41.23	$42.62	$32.58	$33.23
Total Return G,H	4.78%	5.18%	31.91%	3.53%	16.34%
Ratios to Average Net Assets B,I,J
Expenses before reductions	1.15%	1.14%	1.13%	1.03%	1.02%
Expenses net of fee waivers, if any	1.15%	1.13%	1.13%	1.02%	1.02%
Expenses net of all reductions	1.15%	1.13%	1.13%	1.01%	1.01%
Net investment income (loss)	.58%	.61%	.90% C	1.03%	1.39% D
Supplemental Data
Net assets, end of period (in millions)	$355	$318	$254	$191	$204
Portfolio turnover rate K	59%	46%	53%	72%	66%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .52%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.10%.

EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

FTotal distributions per share do not sum due to rounding.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HTotal returns do not include the effect of the sales charges.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Value Strategies Fund Class M

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$44.16	$45.37	$34.67	$35.23	$35.16
Income from Investment Operations
Net investment income (loss) A,B	.15	.16	.29 C	.24	.37 D
Net realized and unrealized gain (loss)	1.76	2.17	10.61	.92	3.93
Total from investment operations	1.91	2.33	10.90	1.16	4.30
Distributions from net investment income	(.14)	(.25)	(.20)	(.37) E	(.19)
Distributions from net realized gain	(.65)	(3.29)	-	(1.34) E	(4.04)
Total distributions	(.79)	(3.54)	(.20)	(1.72) F	(4.23)
Net asset value, end of period	$45.28	$44.16	$45.37	$34.67	$35.23
Total Return G,H	4.51%	4.95%	31.59%	3.32%	16.07%
Ratios to Average Net Assets B,I,J
Expenses before reductions	1.39%	1.37%	1.37%	1.25%	1.25%
Expenses net of fee waivers, if any	1.39%	1.37%	1.37%	1.25%	1.24%
Expenses net of all reductions	1.39%	1.37%	1.37%	1.24%	1.24%
Net investment income (loss)	.34%	.37%	.66% C	.81%	1.16% D
Supplemental Data
Net assets, end of period (in millions)	$223	$231	$237	$204	$234
Portfolio turnover rate K	59%	46%	53%	72%	66%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .87%.

EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

FTotal distributions per share do not sum due to rounding.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HTotal returns do not include the effect of the sales charges.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Value Strategies Fund Class C

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$33.87	$35.64	$27.33	$28.07	$28.95
Income from Investment Operations
Net investment income (loss) A,B	(.06)	(.06)	.04 C	.05	.15 D
Net realized and unrealized gain (loss)	1.34	1.72	8.37	.71	3.04
Total from investment operations	1.28	1.66	8.41	.76	3.19
Distributions from net investment income	(.05)	(.14)	(.10)	(.16) E	(.03)
Distributions from net realized gain	(.65)	(3.29)	-	(1.34) E	(4.04)
Total distributions	(.70)	(3.43)	(.10)	(1.50)	(4.07)
Net asset value, end of period	$34.45	$33.87	$35.64	$27.33	$28.07
Total Return F,G	3.97%	4.37%	30.84%	2.73%	15.41%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.93%	1.92%	1.92%	1.83%	1.82%
Expenses net of fee waivers, if any	1.93%	1.91%	1.91%	1.83%	1.82%
Expenses net of all reductions	1.93%	1.91%	1.91%	1.82%	1.82%
Net investment income (loss)	(.19)%	(.17)%	.11% C	.23%	.58% D
Supplemental Data
Net assets, end of period (in millions)	$19	$18	$14	$11	$14
Portfolio turnover rate J	59%	46%	53%	72%	66%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.26)%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .30%.

EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the contingent deferred sales charge.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Value Strategies Fund

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$50.65	$51.53	$39.30	$39.68	$39.04
Income from Investment Operations
Net investment income (loss) A,B	.41	.43	.58 C	.43	.60 D
Net realized and unrealized gain (loss)	2.02	2.47	12.00	1.07	4.46
Total from investment operations	2.43	2.90	12.58	1.50	5.06
Distributions from net investment income	(.35)	(.49)	(.35)	(.54) E	(.38)
Distributions from net realized gain	(.65)	(3.29)	-	(1.34) E	(4.04)
Total distributions	(1.00)	(3.78)	(.35)	(1.88)	(4.42)
Net asset value, end of period	$52.08	$50.65	$51.53	$39.30	$39.68
Total Return F	5.01%	5.48%	32.24%	3.85%	16.63%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.90%	.88%	.86%	.76%	.74%
Expenses net of fee waivers, if any	.90%	.87%	.86%	.76%	.74%
Expenses net of all reductions	.90%	.87%	.86%	.75%	.74%
Net investment income (loss)	.84%	.87%	1.17% C	1.30%	1.66% D
Supplemental Data
Net assets, end of period (in millions)	$629	$565	$513	$285	$332
Portfolio turnover rate I	59%	46%	53%	72%	66%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.19 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .79%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.37%.

EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Value Strategies Fund Class K

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$50.61	$51.49	$39.27	$39.65	$39.03
Income from Investment Operations
Net investment income (loss) A,B	.48	.49	.64 C	.48	.64 D
Net realized and unrealized gain (loss)	2.02	2.46	11.98	1.07	4.46
Total from investment operations	2.50	2.95	12.62	1.55	5.10
Distributions from net investment income	(.42)	(.54)	(.40)	(.59) E	(.44)
Distributions from net realized gain	(.65)	(3.29)	-	(1.34) E	(4.04)
Total distributions	(1.07)	(3.83)	(.40)	(1.93)	(4.48)
Net asset value, end of period	$52.04	$50.61	$51.49	$39.27	$39.65
Total Return F	5.16%	5.59%	32.41%	3.99%	16.80%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.77%	.75%	.75%	.62%	.61%
Expenses net of fee waivers, if any	.77%	.75%	.75%	.61%	.61%
Expenses net of all reductions	.77%	.75%	.75%	.60%	.61%
Net investment income (loss)	.97%	.99%	1.28% C	1.44%	1.79% D
Supplemental Data
Net assets, end of period (in millions)	$219	$62	$54	$37	$49
Portfolio turnover rate I	59%	46%	53%	72%	66%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.19 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .91%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.50%.

EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Value Strategies Fund Class I

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$46.56	$47.69	$36.40	$36.90	$36.64
Income from Investment Operations
Net investment income (loss) A,B	.38	.39	.54 C	.40	.55 D
Net realized and unrealized gain (loss)	1.86	2.28	11.10	.98	4.12
Total from investment operations	2.24	2.67	11.64	1.38	4.67
Distributions from net investment income	(.36)	(.51)	(.35)	(.53) E	(.37)
Distributions from net realized gain	(.65)	(3.29)	-	(1.34) E	(4.04)
Total distributions	(1.01)	(3.80)	(.35)	(1.88) F	(4.41)
Net asset value, end of period	$47.79	$46.56	$47.69	$36.40	$36.90
Total Return G	5.03%	5.44%	32.23%	3.80%	16.64%
Ratios to Average Net Assets A,H,I
Expenses before reductions	.90%	.89%	.88%	.78%	.78%
Expenses net of fee waivers, if any	.90%	.88%	.88%	.78%	.78%
Expenses net of all reductions	.90%	.88%	.88%	.77%	.77%
Net investment income (loss)	.83%	.86%	1.15% C	1.27%	1.63% D
Supplemental Data
Net assets, end of period (in millions)	$457	$352	$256	$61	$72
Portfolio turnover rate J	59%	46%	53%	72%	66%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.18 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .77%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.34%.

EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

FTotal distributions per share do not sum due to rounding.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Value Strategies Fund, Class K and Class I shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, and Class I are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$364,861
Gross unrealized depreciation	(83,688)
Net unrealized appreciation (depreciation)	$281,173
Tax Cost	$1,660,616

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,059
Undistributed long-term capital gain	$41,536
Net unrealized appreciation (depreciation) on securities and other investments	$281,173

The tax character of distributions paid was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$10,213	$16,274
Long-term Capital Gains	22,171	88,295
Total	$32,384	$104,569

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Value Strategies Fund	1,216,525	938,379

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .68% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$803	$20
Class M	.25%	.25%	1,115	6
Class C	.75%	.25%	180	35
			$2,098	$61

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$73
Class M	10
Class CA	-B
$83

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.
B In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$560.17
Class M	365.16
Class C	36.20
Fidelity Value Strategies Fund	964.17
Class K	40.04
Class I	650.17
	$2,615
During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:
% of Class-Level Average Net Assets
Class A	0.1726%
Class M	0.1616%
Class C	0.1991%
Fidelity Value Strategies Fund	0.1690%
Class I	0.1733%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Value Strategies Fund	.03

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:
% of Average Net Assets
Fidelity Advisor Value Strategies Fund	0.0275%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Value Strategies Fund	$22

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Value Strategies Fund	Borrower	$5,685	5.07%	$13

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Value Strategies Fund	97,472	74,055	6,034

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity Advisor Value Strategies Fund	$3

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Value Strategies Fund	$22	$-	$-
8. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.
Expense reduction

Class M	$1

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $95.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Value Strategies Fund
Distributions to shareholders
Class A	$7,159	$21,936
Class M	4,122	18,416
Class C	374	1,360
Fidelity Value Strategies Fund	11,158	37,615
Class K	1,988	4,029
Class I	7,583	21,213
Total	$32,384	$104,569

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2023	Year ended November 30, 2022	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Value Strategies Fund
Class A
Shares sold	1,747	2,196	$70,562	$89,027
Reinvestment of distributions	158	488	6,023	20,592
Shares redeemed	(1,186)	(926)	(47,456)	(36,950)
Net increase (decrease)	719	1,758	$29,129	$72,669
Class M
Shares sold	212	311	$9,079	$13,538
Reinvestment of distributions	93	374	3,805	16,915
Shares redeemed	(614)	(668)	(26,529)	(28,828)
Net increase (decrease)	(309)	17	$(13,645)	$1,625
Class C
Shares sold	157	242	$5,213	$8,153
Reinvestment of distributions	11	38	360	1,324
Shares redeemed	(147)	(141)	(4,832)	(4,671)
Net increase (decrease)	21	139	$741	$4,806
Fidelity Value Strategies Fund
Shares sold	4,397	4,143	$222,550	$207,243
Reinvestment of distributions	219	684	10,304	35,310
Shares redeemed	(3,692)	(3,616)	(180,063)	(176,732)
Net increase (decrease)	924	1,211	$52,791	$65,821
Class K
Shares sold	4,192	569	$211,390	$28,021
Reinvestment of distributions	42	78	1,988	4,029
Shares redeemed	(1,246)	(485)	(59,323)	(23,528)
Net increase (decrease)	2,988	162	$154,055	$8,522
Class I
Shares sold	4,655	4,791	$215,597	$217,077
Reinvestment of distributions	166	430	7,191	20,448
Shares redeemed	(2,829)	(3,013)	(128,311)	(134,370)
Net increase (decrease)	1,992	2,208	$94,477	$103,155

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Value Strategies Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 12, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 to November 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period- C June 1, 2023 to November 30, 2023
Fidelity Advisor® Value Strategies Fund
Class A	1.14%
Actual		$ 1,000	$ 1,123.90	$ 6.07
Hypothetical-B		$ 1,000	$ 1,019.35	$ 5.77
Class M	1.38%
Actual		$ 1,000	$ 1,122.50	$ 7.34
Hypothetical-B		$ 1,000	$ 1,018.15	$ 6.98
Class C	1.92%
Actual		$ 1,000	$ 1,119.60	$ 10.20
Hypothetical-B		$ 1,000	$ 1,015.44	$ 9.70
Fidelity® Value Strategies Fund	.89%
Actual		$ 1,000	$ 1,125.10	$ 4.74
Hypothetical-B		$ 1,000	$ 1,020.61	$ 4.51
Class K	.77%
Actual		$ 1,000	$ 1,125.90	$ 4.10
Hypothetical-B		$ 1,000	$ 1,021.21	$ 3.90
Class I	.89%
Actual		$ 1,000	$ 1,125.30	$ 4.74
Hypothetical-B		$ 1,000	$ 1,020.61	$ 4.51

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2023, $44,896,215, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100%; Class M designates 100%; Class C designates 100%; Fidelity Value Strategies Fund designates 98%; Class K designates 82%; and Class I designates 96%; of the dividend distributed in December 2022 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, Fidelity Value Strategies Fund, Class K and Class I designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Value Strategies Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Adviser's implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.539180.126
SO-ANN-0124
Fidelity Advisor® Equity Value Fund

Annual Report
November 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-7.99%	6.53%	7.00%
Class M (incl. 3.50% sales charge)	-6.01%	6.77%	6.97%
Class C (incl. contingent deferred sales charge)	-4.06%	6.97%	6.96%
Class I	-2.09%	8.10%	7.94%
Class Z	-1.96%	8.24%	8.04%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Value Fund - Class A, a class of the fund, on November 30, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.84% for the 12 months ending November 30, 2023, according to the S&P 500® index, as a slowing in the pace of inflation and a resilient U.S. economy provided a favorable backdrop for higher-risk assets for much of 2023. After returning -18.11% in 2022, the index's upturn was mostly driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and twice deciding to hold rates at a 22-year high while it observes the effect on inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 9.13% in November. By sector for the full 12 months, information technology (+41%) and communications services (+37%) led the way, followed by consumer discretionary (+20%). In contrast, the defensive-oriented utilities (-9%) and consumer staples (-5%) sectors lagged most this period.
Comments from Portfolio Manager Sean Gavin:
For the fiscal year ending November 30, 2023, the fund's share classes (excluding sales charges, if applicable) returned about -3% to -2%, versus a gain of 1.00% for the benchmark Russell 3000 Value Index. The biggest detractor from performance versus the benchmark was stock picking in information technology, primarily within the software & services industry. Also hurting the portfolio's relative result was outsized exposure to utilities and health care stocks. The largest individual relative detractor this period was avoiding Meta Platforms, a benchmark component that gained approximately 144%. A non-benchmark stake in Dollar General returned about -58% and further pressured relative performance, though it was no longer held at period end. An overweight in Bristol-Myers Squibb (-36%) also detracted. The stock was among the fund's largest holdings this period. In contrast, the biggest contributor to performance versus the benchmark was security selection in utilities. Picks among consumer discretionary companies also boosted relative performance. Investment choices and an underweight in real estate, primarily within the equity real estate investment trusts (REITs) industry, also helped. Lastly, the fund's position in cash provided an added lift. The top individual relative contributor this period was the decision to avoid Pfizer, a benchmark component that returned about -36%. A stake in Activision Blizzard (+30%), which was not held at period end, proved beneficial as well. Lastly, not owning Chevron, a benchmark component that returned approximately -19%, was another key relative contributor. Notable changes in positioning include increased exposure to the consumer staples sector and a lower allocation to communication services stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Berkshire Hathaway, Inc. Class B	4.5
Exxon Mobil Corp.	4.2
Comcast Corp. Class A	3.2
JPMorgan Chase & Co.	3.1
Chubb Ltd.	2.7
Centene Corp.	2.5
Cigna Group	2.4
The Travelers Companies, Inc.	2.3
PG&E Corp.	2.3
Bank of America Corp.	2.3
29.5

Market Sectors (% of Fund's net assets)

Financials	22.9
Health Care	18.8
Consumer Staples	13.1
Utilities	9.5
Energy	8.6
Industrials	7.9
Information Technology	6.9
Communication Services	4.1
Consumer Discretionary	2.9
Materials	2.2
Real Estate	0.8

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments November 30, 2023
Showing Percentage of Net Assets
Common Stocks - 96.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.1%
Entertainment - 0.9%
The Walt Disney Co.	19,800	1,835,262
Media - 3.2%
Comcast Corp. Class A	156,955	6,574,845
TOTAL COMMUNICATION SERVICES		8,410,107
CONSUMER DISCRETIONARY - 2.9%
Diversified Consumer Services - 1.9%
H&R Block, Inc.	88,832	4,034,749
Specialty Retail - 1.0%
Ross Stores, Inc.	15,152	1,975,518
TOTAL CONSUMER DISCRETIONARY		6,010,267
CONSUMER STAPLES - 13.1%
Beverages - 2.7%
Coca-Cola European Partners PLC	24,821	1,505,145
Keurig Dr. Pepper, Inc.	50,005	1,578,658
The Coca-Cola Co.	42,532	2,485,570
		5,569,373
Consumer Staples Distribution & Retail - 1.5%
BJ's Wholesale Club Holdings, Inc. (a)	17,600	1,136,608
U.S. Foods Holding Corp. (a)	44,614	1,955,432
		3,092,040
Food Products - 3.1%
Lamb Weston Holdings, Inc.	9,500	950,285
Mondelez International, Inc.	61,293	4,355,481
Tyson Foods, Inc. Class A	25,319	1,185,942
		6,491,708
Household Products - 2.8%
Procter & Gamble Co.	20,119	3,088,669
Reckitt Benckiser Group PLC	20,799	1,419,884
The Clorox Co.	8,643	1,238,974
		5,747,527
Personal Care Products - 3.0%
Haleon PLC	355,995	1,491,466
Kenvue, Inc.	176,739	3,612,545
Unilever PLC sponsored ADR	24,002	1,144,895
		6,248,906
TOTAL CONSUMER STAPLES		27,149,554
ENERGY - 8.6%
Oil, Gas & Consumable Fuels - 8.6%
Antero Resources Corp. (a)	40,321	952,785
ConocoPhillips Co.	2,186	252,636
Equinor ASA sponsored ADR	47,143	1,502,447
Exxon Mobil Corp.	84,941	8,726,838
Occidental Petroleum Corp.	24,687	1,460,236
Ovintiv, Inc.	28,229	1,251,674
Parex Resources, Inc.	90,476	1,855,593
Shell PLC ADR	27,590	1,815,422
		17,817,631
FINANCIALS - 22.9%
Banks - 9.4%
Bank of America Corp.	154,863	4,721,773
Cullen/Frost Bankers, Inc.	4,143	407,215
JPMorgan Chase & Co.	41,801	6,524,300
M&T Bank Corp.	9,470	1,213,770
PNC Financial Services Group, Inc.	13,646	1,828,018
U.S. Bancorp	27,989	1,066,941
Wells Fargo & Co.	82,169	3,663,916
		19,425,933
Capital Markets - 2.9%
Affiliated Managers Group, Inc.	8,938	1,211,546
BlackRock, Inc. Class A	4,812	3,614,919
Northern Trust Corp.	13,980	1,107,915
		5,934,380
Financial Services - 4.5%
Berkshire Hathaway, Inc. Class B (a)	25,636	9,228,958
Insurance - 6.1%
Chubb Ltd.	24,320	5,579,738
The Travelers Companies, Inc.	26,563	4,797,809
Willis Towers Watson PLC	9,353	2,303,644
		12,681,191
TOTAL FINANCIALS		47,270,462
HEALTH CARE - 18.8%
Health Care Providers & Services - 11.0%
Centene Corp. (a)	69,391	5,112,729
Cigna Group	19,050	5,007,864
CVS Health Corp.	39,574	2,689,053
Elevance Health, Inc.	6,638	3,182,855
Humana, Inc.	5,952	2,885,887
UnitedHealth Group, Inc.	7,138	3,947,100
		22,825,488
Pharmaceuticals - 7.8%
AstraZeneca PLC sponsored ADR	47,833	3,089,533
Bristol-Myers Squibb Co.	73,938	3,651,058
Johnson & Johnson	22,910	3,543,261
Roche Holding AG (participation certificate)	9,122	2,454,011
Sanofi SA sponsored ADR	72,582	3,393,209
		16,131,072
TOTAL HEALTH CARE		38,956,560
INDUSTRIALS - 7.9%
Aerospace & Defense - 3.9%
Airbus Group NV	7,563	1,123,959
L3Harris Technologies, Inc.	8,653	1,651,079
Lockheed Martin Corp.	4,369	1,956,307
Northrop Grumman Corp.	7,000	3,326,120
		8,057,465
Air Freight & Logistics - 0.5%
DHL Group	23,143	1,087,468
Electrical Equipment - 0.5%
Eaton Corp. PLC	2,928	666,676
Regal Rexnord Corp.	2,660	318,668
		985,344
Industrial Conglomerates - 0.9%
Siemens AG	10,194	1,712,414
Machinery - 1.5%
Deere & Co.	3,990	1,453,996
Oshkosh Corp.	2,690	261,710
Pentair PLC	22,146	1,429,303
		3,145,009
Professional Services - 0.6%
Maximus, Inc.	15,264	1,274,391
TOTAL INDUSTRIALS		16,262,091
INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 2.1%
Cisco Systems, Inc.	91,068	4,405,870
IT Services - 2.3%
Amdocs Ltd.	29,428	2,465,184
Capgemini SA	5,854	1,197,951
Cognizant Technology Solutions Corp. Class A	16,110	1,133,822
		4,796,957
Software - 1.3%
Gen Digital, Inc.	74,442	1,643,679
Open Text Corp.	24,400	979,416
		2,623,095
TOTAL INFORMATION TECHNOLOGY		11,825,922
MATERIALS - 2.2%
Chemicals - 1.4%
CF Industries Holdings, Inc.	14,600	1,097,190
DuPont de Nemours, Inc.	11,275	806,614
Nutrien Ltd.	19,000	1,015,930
		2,919,734
Containers & Packaging - 0.5%
Crown Holdings, Inc.	13,414	1,153,738
Metals & Mining - 0.3%
Newmont Corp.	14,451	580,786
TOTAL MATERIALS		4,654,258
REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Crown Castle International Corp.	3,600	422,208
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	14,875	1,174,530
TOTAL REAL ESTATE		1,596,738
UTILITIES - 9.5%
Electric Utilities - 6.3%
Constellation Energy Corp.	20,303	2,457,475
Edison International	36,981	2,477,357
NextEra Energy, Inc.	17,068	998,649
PG&E Corp.	278,674	4,784,833
Southern Co.	32,658	2,318,065
		13,036,379
Independent Power and Renewable Electricity Producers - 0.5%
The AES Corp.	59,806	1,029,261
Multi-Utilities - 2.7%
Dominion Energy, Inc.	41,733	1,892,174
National Grid PLC	78,926	1,023,613
Sempra	35,394	2,579,161
		5,494,948
TOTAL UTILITIES		19,560,588
TOTAL COMMON STOCKS (Cost $166,764,001)		199,514,178

Nonconvertible Preferred Stocks - 1.2%
	Shares	Value ($)
INFORMATION TECHNOLOGY - 1.2%
Technology Hardware, Storage & Peripherals - 1.2%
Samsung Electronics Co. Ltd. (Cost $2,512,336)	58,340	2,598,674

Money Market Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (b) (Cost $2,706,127)	2,705,586	2,706,128

TOTAL INVESTMENT IN SECURITIES - 99.0% (Cost $171,982,464)	204,818,980
NET OTHER ASSETS (LIABILITIES) - 1.0%	2,003,715
NET ASSETS - 100.0%	206,822,695

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	2,498,638	50,821,765	50,614,276	204,561	-	1	2,706,128	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	1,345,750	29,092,046	30,437,796	23,857	-	-	-	0.0%
Total	3,844,388	79,913,811	81,052,072	228,418	-	1	2,706,128

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	8,410,107	8,410,107	-	-
Consumer Discretionary	6,010,267	6,010,267	-	-
Consumer Staples	27,149,554	24,238,204	2,911,350	-
Energy	17,817,631	17,817,631	-	-
Financials	47,270,462	47,270,462	-	-
Health Care	38,956,560	36,502,549	2,454,011	-
Industrials	16,262,091	12,338,250	3,923,841	-
Information Technology	14,424,596	14,424,596	-	-
Materials	4,654,258	4,654,258	-	-
Real Estate	1,596,738	1,596,738	-	-
Utilities	19,560,588	18,536,975	1,023,613	-

Money Market Funds	2,706,128	2,706,128	-	-
Total Investments in Securities:	204,818,980	194,506,165	10,312,815	-
Financial Statements
Statement of Assets and Liabilities
		November 30, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $169,276,337)	$202,112,852
Fidelity Central Funds (cost $2,706,127)	2,706,128

Total Investment in Securities (cost $171,982,464)		$204,818,980
Foreign currency held at value (cost $170)		1,094
Receivable for investments sold		3,137,202
Receivable for fund shares sold		110,642
Dividends receivable		525,430
Distributions receivable from Fidelity Central Funds		14,616
Prepaid expenses		258
Total assets		208,608,222
Liabilities
Payable for investments purchased	$1,378,948
Payable for fund shares redeemed	187,059
Accrued management fee	90,521
Distribution and service plan fees payable	46,887
Other affiliated payables	35,067
Other payables and accrued expenses	47,045
Total Liabilities		1,785,527
Net Assets		$206,822,695
Net Assets consist of:
Paid in capital		$167,583,070
Total accumulated earnings (loss)		39,239,625
Net Assets		$206,822,695

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($110,909,750 ÷ 4,953,898 shares)(a)		$22.39
Maximum offering price per share (100/94.25 of $22.39)		$23.76
Class M :
Net Asset Value and redemption price per share ($30,938,246 ÷ 1,382,816 shares)(a)		$22.37
Maximum offering price per share (100/96.50 of $22.37)		$23.18
Class C :
Net Asset Value and offering price per share ($13,766,475 ÷ 633,570 shares)(a)		$21.73
Class I :
Net Asset Value, offering price and redemption price per share ($35,933,799 ÷ 1,559,734 shares)		$23.04
Class Z :
Net Asset Value, offering price and redemption price per share ($15,274,425 ÷ 667,058 shares)		$22.90
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended November 30, 2023
Investment Income
Dividends		$4,928,042
Income from Fidelity Central Funds (including $23,857 from security lending)		228,418
Total Income		5,156,460
Expenses
Management fee
Basic fee	$1,142,884
Performance adjustment	156,952
Transfer agent fees	375,772
Distribution and service plan fees	595,668
Accounting fees	77,141
Custodian fees and expenses	19,075
Independent trustees' fees and expenses	1,286
Registration fees	75,753
Audit	58,852
Legal	5,353
Interest	1,189
Miscellaneous	887
Total expenses before reductions	2,510,812
Expense reductions	(19,169)
Total expenses after reductions		2,491,643
Net Investment income (loss)		2,664,817
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	5,121,620
Foreign currency transactions	2,886
Total net realized gain (loss)		5,124,506
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(14,278,224)
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	4,060
Total change in net unrealized appreciation (depreciation)		(14,274,163)
Net gain (loss)		(9,149,657)
Net increase (decrease) in net assets resulting from operations		$(6,484,840)
Statement of Changes in Net Assets

	Year ended November 30, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,664,817	$2,019,358
Net realized gain (loss)	5,124,506	2,605,567
Change in net unrealized appreciation (depreciation)	(14,274,163)	11,328,352
Net increase (decrease) in net assets resulting from operations	(6,484,840)	15,953,277
Distributions to shareholders	(3,783,745)	(7,393,417)

Share transactions - net increase (decrease)	(24,978,755)	5,051,034
Total increase (decrease) in net assets	(35,247,340)	13,610,894

Net Assets
Beginning of period	242,070,035	228,459,141
End of period	$206,822,695	$242,070,035

Financial Highlights
Fidelity Advisor® Equity Value Fund Class A

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$23.31	$22.52	$18.87	$18.81	$18.77
Income from Investment Operations
Net investment income (loss) A,B	.27	.20	.16	.24 C	.26
Net realized and unrealized gain (loss)	(.83)	1.30	3.69	.80	1.25
Total from investment operations	(.56)	1.50	3.85	1.04	1.51
Distributions from net investment income	(.19)	(.11)	(.20)	(.45)	(.28)
Distributions from net realized gain	(.17)	(.60)	-	(.53)	(1.19)
Total distributions	(.36)	(.71)	(.20)	(.98)	(1.47)
Net asset value, end of period	$22.39	$23.31	$22.52	$18.87	$18.81
Total Return D,E	(2.38)%	6.63%	20.58%	5.68%	9.75%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.14%	1.19%	1.14%	1.11%	1.00%
Expenses net of fee waivers, if any	1.13%	1.15%	1.14%	1.10%	1.00%
Expenses net of all reductions	1.13%	1.15%	1.14%	1.09%	.99%
Net investment income (loss)	1.24%	.90%	.73%	1.44% C	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$110,910	$117,379	$96,669	$67,291	$71,916
Portfolio turnover rate H	29%	40%	35%	75%	43% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.08%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Value Fund Class M

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$23.28	$22.50	$18.85	$18.79	$18.73
Income from Investment Operations
Net investment income (loss) A,B	.22	.14	.11	.20 C	.21
Net realized and unrealized gain (loss)	(.83)	1.29	3.69	.79	1.26
Total from investment operations	(.61)	1.43	3.80	.99	1.47
Distributions from net investment income	(.13)	(.05)	(.15)	(.40)	(.23)
Distributions from net realized gain	(.17)	(.60)	-	(.53)	(1.19)
Total distributions	(.30)	(.65)	(.15)	(.93)	(1.41) D
Net asset value, end of period	$22.37	$23.28	$22.50	$18.85	$18.79
Total Return E,F	(2.60)%	6.32%	20.31%	5.37%	9.51%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.38%	1.44%	1.39%	1.37%	1.26%
Expenses net of fee waivers, if any	1.38%	1.40%	1.38%	1.36%	1.26%
Expenses net of all reductions	1.37%	1.40%	1.38%	1.35%	1.26%
Net investment income (loss)	.99%	.65%	.48%	1.19% C	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$30,938	$33,509	$31,217	$25,905	$28,791
Portfolio turnover rate I	29%	40%	35%	75%	43% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .83%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Value Fund Class C

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$22.65	$21.89	$18.33	$18.29	$18.25
Income from Investment Operations
Net investment income (loss) A,B	.10	.03	(.01)	.10 C	.12
Net realized and unrealized gain (loss)	(.80)	1.25	3.61	.76	1.24
Total from investment operations	(.70)	1.28	3.60	.86	1.36
Distributions from net investment income	(.05)	-	(.04)	(.29)	(.13)
Distributions from net realized gain	(.17)	(.52)	-	(.53)	(1.19)
Total distributions	(.22)	(.52)	(.04)	(.82)	(1.32)
Net asset value, end of period	$21.73	$22.65	$21.89	$18.33	$18.29
Total Return D,E	(3.10)%	5.81%	19.67%	4.78%	8.95%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.94%	1.98%	1.93%	1.91%	1.79%
Expenses net of fee waivers, if any	1.90%	1.90%	1.93%	1.90%	1.79%
Expenses net of all reductions	1.90%	1.90%	1.93%	1.89%	1.79%
Net investment income (loss)	.47%	.15%	(.06)%	.64% C	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$13,766	$17,461	$14,096	$11,555	$15,819
Portfolio turnover rate H	29%	40%	35%	75%	43% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Value Fund Class I

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$23.96	$23.14	$19.39	$19.16	$19.09
Income from Investment Operations
Net investment income (loss) A,B	.34	.26	.22	.30 C	.31
Net realized and unrealized gain (loss)	(.84)	1.33	3.79	.81	1.28
Total from investment operations	(.50)	1.59	4.01	1.11	1.59
Distributions from net investment income	(.25)	(.18)	(.26)	(.35)	(.34)
Distributions from net realized gain	(.17)	(.60)	-	(.53)	(1.19)
Total distributions	(.42)	(.77) D	(.26)	(.88)	(1.52) D
Net asset value, end of period	$23.04	$23.96	$23.14	$19.39	$19.16
Total Return E	(2.09)%	6.86%	20.93%	5.95%	10.12%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.88%	.94%	.90%	.77%	.72%
Expenses net of fee waivers, if any	.88%	.90%	.90%	.76%	.72%
Expenses net of all reductions	.88%	.90%	.90%	.75%	.72%
Net investment income (loss)	1.49%	1.15%	.97%	1.78% C	1.75%
Supplemental Data
Net assets, end of period (000 omitted)	$35,934	$52,405	$51,171	$16,291	$18,538
Portfolio turnover rate H	29%	40%	35%	75%	43% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.42%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Equity Value Fund Class Z

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$23.82	$23.00	$19.26	$19.18	$19.12
Income from Investment Operations
Net investment income (loss) A,B	.37	.30	.26	.32 C	.33
Net realized and unrealized gain (loss)	(.84)	1.32	3.75	.82	1.28
Total from investment operations	(.47)	1.62	4.01	1.14	1.61
Distributions from net investment income	(.28)	(.20)	(.27)	(.52)	(.37)
Distributions from net realized gain	(.17)	(.60)	-	(.53)	(1.19)
Total distributions	(.45)	(.80)	(.27)	(1.06) D	(1.55) D
Net asset value, end of period	$22.90	$23.82	$23.00	$19.26	$19.18
Total Return E	(1.96)%	7.02%	21.07%	6.09%	10.27%
Ratios to Average Net Assets A,F,G
Expenses before reductions	.75%	.79%	.74%	.70%	.58%
Expenses net of fee waivers, if any	.74%	.75%	.74%	.69%	.58%
Expenses net of all reductions	.74%	.75%	.74%	.68%	.58%
Net investment income (loss)	1.63%	1.30%	1.12%	1.86% C	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$15,274	$21,317	$35,306	$2,606	$3,852
Portfolio turnover rate H	29%	40%	35%	75%	43% I

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.50%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended November 30, 2023

1. Organization.
Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$40,208,406
Gross unrealized depreciation	(7,548,666)
Net unrealized appreciation (depreciation)	$32,659,740
Tax Cost	$172,159,240

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,437,321
Undistributed long-term capital gain	$4,140,383
Net unrealized appreciation (depreciation) on securities and other investments	$32,661,923

The tax character of distributions paid was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$2,016,020	$3,074,115
Long-term Capital Gains	1,767,725	4,319,301
Total	$3,783,745	$7,393,416
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Value Fund	61,968,003	85,095,392
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I  as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$282,130	$6,340
Class M	.25%	.25%	156,998	1,207
Class C	.75%	.25%	156,540	20,450
			$595,668	$27,997

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$32,250
Class M	2,601
Class CA	325
$35,176

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for  Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$207,809.18
Class M	55,456.18
Class C	34,864.22
Class I	70,688.17
Class Z	6,955.04
	$375,772

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1822%
Class M	.1766%
Class C	.2000%
Class I	.1657%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Equity Value Fund	.04

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Advisor Equity Value Fund	.0353%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Equity Value Fund	$1,134

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Equity Value Fund	Borrower	$4,687,000	4.57%	$1,189

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Equity Value Fund	4,410,515	14,334,621	7,399
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Equity Value Fund	$404
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Equity Value Fund	$2,360	$-	$-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through March 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class C	1.90%	$5,163

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $286. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction

Class M	$419

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13,301.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Equity Value Fund
Distributions to shareholders
Class A	$1,831,872	$3,052,916
Class M	434,839	897,128
Class C	171,624	335,659
Class I	936,668	1,735,387
Class Z	408,742	1,372,327
Total	$3,783,745	$7,393,417
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2023	Year ended November 30, 2022	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Equity Value Fund
Class A
Shares sold	785,862	1,322,626	$17,424,123	$29,846,718
Reinvestment of distributions	79,706	125,386	1,767,079	2,944,057
Shares redeemed	(948,277)	(704,458)	(20,950,026)	(15,754,356)
Net increase (decrease)	(82,709)	743,554	$(1,758,824)	$17,036,419
Class M
Shares sold	99,039	236,755	$2,185,687	$5,321,237
Reinvestment of distributions	19,273	37,646	427,869	885,059
Shares redeemed	(174,626)	(222,986)	(3,872,905)	(4,958,113)
Net increase (decrease)	(56,314)	51,415	$(1,259,349)	$1,248,183
Class C
Shares sold	134,070	326,262	$2,891,489	$7,171,335
Reinvestment of distributions	7,175	14,355	155,486	329,881
Shares redeemed	(278,632)	(213,704)	(5,991,560)	(4,679,466)
Net increase (decrease)	(137,387)	126,913	$(2,944,585)	$2,821,750
Class I
Shares sold	497,498	1,266,409	$11,370,113	$29,316,775
Reinvestment of distributions	37,937	68,071	863,451	1,639,827
Shares redeemed	(1,162,451)	(1,359,296)	(26,274,605)	(31,653,830)
Net increase (decrease)	(627,016)	(24,816)	$(14,041,041)	$(697,228)
Class Z
Shares sold	439,775	677,338	$10,048,100	$15,778,041
Reinvestment of distributions	15,951	49,426	360,343	1,181,767
Shares redeemed	(683,473)	(1,367,272)	(15,383,399)	(32,317,898)
Net increase (decrease)	(227,747)	(640,508)	$(4,974,956)	$(15,358,090)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Equity Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 12, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 to November 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period- C June 1, 2023 to November 30, 2023
Fidelity Advisor® Equity Value Fund
Class A	1.12%
Actual		$ 1,000	$ 1,051.70	$ 5.76
Hypothetical-B		$ 1,000	$ 1,019.45	$ 5.67
Class M	1.35%
Actual		$ 1,000	$ 1,050.20	$ 6.94
Hypothetical-B		$ 1,000	$ 1,018.30	$ 6.83
Class C	1.90%
Actual		$ 1,000	$ 1,047.20	$ 9.75
Hypothetical-B		$ 1,000	$ 1,015.54	$ 9.60
Class I	.86%
Actual		$ 1,000	$ 1,053.00	$ 4.43
Hypothetical-B		$ 1,000	$ 1,020.76	$ 4.36
Class Z	.72%
Actual		$ 1,000	$ 1,053.40	$ 3.71
Hypothetical-B		$ 1,000	$ 1,021.46	$ 3.65

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30,2023 $4,660,049, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor® Equity Value Fund Class A, Class C, Class M, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Advisor® Equity Value Fund Class A, Class C, Class M, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Equity Value Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Class I, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Class I of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Class I of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Class I of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Class I of the fund ranked above the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board considered that, in general, various factors can affect total expense ratios. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has no investment minimum, unlike most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the similar sales load structure growth competitive median for 2022. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection its consideration of the fund's performance adjustment, the Board noted that the performance of Class I is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of Class I as the basis for the performance adjustment. The Board noted that Class I is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.15%, 1.40%, 1.90%, 0.90%, and 0.75% through March 31, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of Class I as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.767075.122
AEV-ANN-0124
Fidelity Advisor® Stock Selector Mid Cap Fund

Annual Report
November 30, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-3.65%	6.70%	7.46%
Class M (incl. 3.50% sales charge)	-1.58%	6.95%	7.45%
Class C (incl. contingent deferred sales charge)	0.53%	7.13%	7.44%
Fidelity® Stock Selector Mid Cap Fund	2.52%	8.24%	8.35%
Class I	2.49%	8.23%	8.35%
Class Z	2.63%	8.39%	8.46%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Mid Cap Fund - Class A, a class of the fund, on November 30, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.84% for the 12 months ending November 30, 2023, according to the S&P 500® index, as a slowing in the pace of inflation and a resilient U.S. economy provided a favorable backdrop for higher-risk assets for much of 2023. After returning -18.11% in 2022, the index's upturn was mostly driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and twice deciding to hold rates at a 22-year high while it observes the effect on inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 9.13% in November. By sector for the full 12 months, information technology (+41%) and communications services (+37%) led the way, followed by consumer discretionary (+20%). In contrast, the defensive-oriented utilities (-9%) and consumer staples (-5%) sectors lagged most this period.
Comments from Co-Managers Chad Colman, Ali Khan and Ingrid Chung:
For the fiscal year ending November 30, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 1% to 3%, versus 1.17% for the benchmark S&P MidCap 400 Index. Relative to the benchmark, security selection was the primary contributor, especially within financials. Stock picks in real estate, primarily among equity real estate investment trusts, also helped. Investment choices and an overweight in information technology - software & services companies in particular - boosted the portfolio's relative result as well. The top individual relative contributor was a non-benchmark stake in MongoDB (+142%), though the stock was no longer held at period end. Outsized exposure to XPO (+123%), which was among the largest holdings on November 30, also helped. Another notable relative contributor was a non-benchmark stake in Bancorp (+30%), the fund's top holding. In contrast, the biggest detractor from performance versus the benchmark was stock picking in industrials, especially within the capital goods industry. Picks among consumer discretionary firms also hurt. Not owning Builders FirstSource, a benchmark component that gained 110%, was the biggest individual relative detractor. A non-benchmark stake in SolarEdge Technologies returned roughly -73% and proved quite detrimental. This period we increased our investment in the stock. Another notable relative detractor this period was the decision to avoid Super Micro Computer, a benchmark component that gained 226%. Noteworthy changes in positioning include increased exposure to the industrials sector and a lower allocation to health care stocks.
Notes to shareholders:
After nearly four decades with Fidelity, Robert Stansky retired from the company on December 31, 2022. On January 1, 2023, Chris Lee assumed Stansky's responsibilities for the fund.
On October 2, 2023, Ingrid Chung assumed co-management responsibilities for the fund's consumer discretionary and communication services sleeves, joining Co-Manager Nicola Stafford. Laurie Mundt assumed co-management responsibilities, also with Stafford, for the fund's consumer staples sleeve. On December 31, 2023, Nicola Stafford came off of the fund as well as the fund's consumer discretionary and communication services sleeves, leaving Ingrid Chung as sole manager of these sleeves. Stafford also came off of the fund's consumer staples sleeve, leaving Laurie Mundt as sole manager.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Bancorp, Inc., Delaware	1.8
East West Bancorp, Inc.	1.7
Flowserve Corp.	1.3
Carlisle Companies, Inc.	1.3
XPO, Inc.	1.2
Reliance Steel & Aluminum Co.	1.2
WESCO International, Inc.	1.2
ESAB Corp.	1.2
CACI International, Inc. Class A	1.2
Landstar System, Inc.	1.2
13.3

Market Sectors (% of Fund's net assets)

Industrials	21.8
Financials	15.3
Consumer Discretionary	13.9
Information Technology	10.3
Health Care	7.7
Real Estate	7.3
Materials	7.1
Consumer Staples	4.9
Energy	4.4
Utilities	3.2
Communication Services	1.8

Asset Allocation (% of Fund's net assets)

Futures - 0.9%

Schedule of Investments November 30, 2023
Showing Percentage of Net Assets
Common Stocks - 97.7%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.5%
Frontier Communications Parent, Inc. (a)(b)	234,000	5,122
GCI Liberty, Inc. Class A (c)	24,724	0
Iridium Communications, Inc.	98,900	3,768
		8,890
Entertainment - 0.4%
Endeavor Group Holdings, Inc.	102,000	2,480
Liberty Media Corp. Liberty Formula One Class C	39,200	2,495
TKO Group Holdings, Inc.	27,900	2,158
		7,133
Interactive Media & Services - 0.3%
Ziff Davis, Inc. (a)	23,200	1,481
Zoominfo Technologies, Inc. (a)	320,600	4,607
		6,088
Media - 0.6%
Nexstar Broadcasting Group, Inc. Class A	38,100	5,408
The New York Times Co. Class A	134,800	6,334
		11,742
TOTAL COMMUNICATION SERVICES		33,853
CONSUMER DISCRETIONARY - 13.9%
Automobile Components - 1.2%
Adient PLC (a)	243,200	7,831
Lear Corp.	117,353	15,696
		23,527
Automobiles - 0.4%
Harley-Davidson, Inc.	255,172	7,653
Broadline Retail - 0.6%
Ollie's Bargain Outlet Holdings, Inc. (a)	146,600	10,741
Diversified Consumer Services - 0.9%
H&R Block, Inc.	235,900	10,715
Service Corp. International	116,700	7,150
		17,865
Hotels, Restaurants & Leisure - 5.2%
ARAMARK Holdings Corp.	502,900	14,086
Brinker International, Inc. (a)	127,000	4,573
Caesars Entertainment, Inc. (a)	218,402	9,767
Churchill Downs, Inc.	176,194	20,398
Domino's Pizza, Inc.	33,400	13,123
Penn Entertainment, Inc. (a)	89,700	2,203
Planet Fitness, Inc. (a)	102,100	6,937
Red Rock Resorts, Inc.	40,000	1,781
Vail Resorts, Inc.	25,800	5,607
Wyndham Hotels & Resorts, Inc.	257,933	19,949
		98,424
Household Durables - 1.3%
Leggett & Platt, Inc.	203,540	4,655
NVR, Inc. (a)	1,178	7,251
Taylor Morrison Home Corp. (a)	300,464	13,551
		25,457
Specialty Retail - 2.2%
Burlington Stores, Inc. (a)	74,400	12,617
Five Below, Inc. (a)	84,500	15,925
Foot Locker, Inc.	192,300	5,179
Valvoline, Inc.	247,504	8,475
		42,196
Textiles, Apparel & Luxury Goods - 2.1%
Capri Holdings Ltd. (a)	151,664	7,347
Levi Strauss & Co. Class A	102,400	1,586
Prada SpA	906,200	4,983
PVH Corp.	147,354	14,408
Tapestry, Inc.	347,549	11,007
		39,331
TOTAL CONSUMER DISCRETIONARY		265,194
CONSUMER STAPLES - 4.9%
Beverages - 0.5%
Boston Beer Co., Inc. Class A (a)	13,200	4,683
Celsius Holdings, Inc. (a)	114,900	5,689
		10,372
Consumer Staples Distribution & Retail - 2.7%
BJ's Wholesale Club Holdings, Inc. (a)	216,400	13,975
Casey's General Stores, Inc.	24,500	6,747
Performance Food Group Co. (a)	271,700	17,674
Sprouts Farmers Market LLC (a)	135,400	5,833
U.S. Foods Holding Corp. (a)	178,700	7,832
		52,061
Food Products - 1.1%
Darling Ingredients, Inc. (a)	188,300	8,261
Ingredion, Inc.	69,400	7,113
Lamb Weston Holdings, Inc.	44,600	4,461
Nomad Foods Ltd. (a)	72,900	1,177
		21,012
Household Products - 0.2%
Energizer Holdings, Inc.	111,400	3,436
Personal Care Products - 0.4%
BellRing Brands, Inc. (a)	68,446	3,621
Edgewell Personal Care Co.	119,000	4,142
		7,763
TOTAL CONSUMER STAPLES		94,644
ENERGY - 4.4%
Energy Equipment & Services - 1.3%
Championx Corp.	419,500	12,300
Liberty Oilfield Services, Inc. Class A	587,060	11,653
		23,953
Oil, Gas & Consumable Fuels - 3.1%
Chesapeake Energy Corp. (b)	159,000	12,769
Chord Energy Corp.	71,500	11,593
EQT Corp.	222,092	8,875
HF Sinclair Corp.	195,006	10,234
Northern Oil & Gas, Inc.	240,800	9,011
Targa Resources Corp.	79,500	7,191
		59,673
TOTAL ENERGY		83,626
FINANCIALS - 15.3%
Banks - 5.7%
Associated Banc-Corp.	484,153	8,589
Bancorp, Inc., Delaware (a)	904,809	35,292
East West Bancorp, Inc.	520,220	32,732
Pathward Financial, Inc.	189,948	9,420
Piraeus Financial Holdings SA (a)	1,022,216	3,627
Popular, Inc.	215,600	15,909
Zions Bancorp NA	116,666	4,157
		109,726
Capital Markets - 1.1%
AllianceBernstein Holding LP	141,300	4,091
Interactive Brokers Group, Inc.	186,180	14,492
Patria Investments Ltd.	144,000	2,039
		20,622
Consumer Finance - 0.9%
NerdWallet, Inc. (a)	496,143	5,830
OneMain Holdings, Inc.	262,080	11,086
		16,916
Financial Services - 3.9%
AvidXchange Holdings, Inc. (a)	461,496	4,924
Cannae Holdings, Inc. (a)	174,561	3,135
Essent Group Ltd.	270,382	13,070
Flywire Corp. (a)	406,800	9,478
MGIC Investment Corp.	373,661	6,573
Nuvei Corp. (Canada) (d)	261,814	5,372
Repay Holdings Corp. (a)	697,924	5,234
Shift4 Payments, Inc. (a)	42,713	2,811
UWM Holdings Corp. Class A (b)	966,440	5,267
Voya Financial, Inc.	127,370	9,108
WEX, Inc. (a)	53,934	9,524
		74,496
Insurance - 3.7%
American Financial Group, Inc.	87,027	9,955
BRP Group, Inc. (a)	548,744	9,598
Fairfax Financial Holdings Ltd. (sub. vtg.)	8,625	7,928
Primerica, Inc.	68,300	14,310
Reinsurance Group of America, Inc.	93,936	15,317
Unum Group	301,454	12,963
		70,071
TOTAL FINANCIALS		291,831
HEALTH CARE - 7.7%
Biotechnology - 1.0%
Repligen Corp. (a)(b)	60,500	9,514
United Therapeutics Corp. (a)	39,500	9,480
		18,994
Health Care Equipment & Supplies - 2.4%
Glaukos Corp. (a)	80,500	5,143
ICU Medical, Inc. (a)	56,000	4,915
Inspire Medical Systems, Inc. (a)	31,500	4,577
Masimo Corp. (a)	115,000	10,782
Penumbra, Inc. (a)	76,500	16,990
Tandem Diabetes Care, Inc. (a)	190,000	3,846
		46,253
Health Care Providers & Services - 3.0%
Acadia Healthcare Co., Inc. (a)	148,500	10,839
agilon health, Inc. (a)	524,000	5,565
Alignment Healthcare, Inc. (a)	715,617	5,367
Chemed Corp.	23,800	13,495
Molina Healthcare, Inc. (a)	20,800	7,604
Privia Health Group, Inc. (a)	318,000	6,570
Surgery Partners, Inc. (a)	245,000	8,024
		57,464
Health Care Technology - 0.3%
Evolent Health, Inc. (a)	225,000	6,255
Life Sciences Tools & Services - 1.0%
10X Genomics, Inc. (a)	168,403	7,329
Bruker Corp.	180,500	11,749
		19,078
TOTAL HEALTH CARE		148,044
INDUSTRIALS - 21.8%
Aerospace & Defense - 2.0%
HEICO Corp. Class A	148,613	20,421
Howmet Aerospace, Inc.	226,600	11,919
Spirit AeroSystems Holdings, Inc. Class A (a)	205,900	5,660
		38,000
Building Products - 1.3%
Carlisle Companies, Inc.	85,740	24,042
Commercial Services & Supplies - 0.9%
The Brink's Co.	228,592	18,036
Construction & Engineering - 1.2%
EMCOR Group, Inc.	13,700	2,912
Willscot Mobile Mini Holdings (a)	494,798	20,643
		23,555
Electrical Equipment - 1.6%
nVent Electric PLC	190,300	10,133
Regal Rexnord Corp.	163,633	19,603
		29,736
Ground Transportation - 2.7%
Landstar System, Inc.	128,711	22,222
RXO, Inc. (a)	271,800	5,697
XPO, Inc. (a)	270,900	23,373
		51,292
Machinery - 6.9%
AGCO Corp.	140,800	15,985
Allison Transmission Holdings, Inc.	114,363	6,116
Chart Industries, Inc. (a)	79,600	10,350
Crane Co.	140,100	14,806
Dover Corp.	63,500	8,964
ESAB Corp.	294,900	22,752
Flowserve Corp.	635,894	24,329
IDEX Corp.	39,675	8,002
ITT, Inc.	185,287	20,061
		131,365
Marine Transportation - 0.8%
Kirby Corp. (a)	209,494	16,079
Professional Services - 2.6%
CACI International, Inc. Class A (a)	70,800	22,723
Ceridian HCM Holding, Inc. (a)(b)	45,200	3,114
FTI Consulting, Inc. (a)	17,332	3,821
KBR, Inc.	373,960	19,323
		48,981
Trading Companies & Distributors - 1.8%
Air Lease Corp. Class A	306,600	11,893
WESCO International, Inc.	146,813	22,881
		34,774
TOTAL INDUSTRIALS		415,860
INFORMATION TECHNOLOGY - 10.3%
Communications Equipment - 0.6%
Ciena Corp. (a)	53,700	2,462
Lumentum Holdings, Inc. (a)	216,400	9,262
		11,724
Electronic Equipment, Instruments & Components - 2.0%
Avnet, Inc.	156,700	7,327
Cognex Corp.	216,671	8,168
Coherent Corp. (a)	94,500	3,477
Crane Nxt Co.	125,300	6,448
Jabil, Inc.	46,900	5,409
Trimble, Inc. (a)	91,900	4,264
TTM Technologies, Inc. (a)	189,500	2,844
		37,937
IT Services - 2.0%
Akamai Technologies, Inc. (a)	22,300	2,576
EPAM Systems, Inc. (a)	32,200	8,314
GoDaddy, Inc. (a)	72,100	7,214
Okta, Inc. (a)	102,600	6,879
Twilio, Inc. Class A (a)	143,900	9,307
Wix.com Ltd. (a)	49,200	4,994
		39,284
Semiconductors & Semiconductor Equipment - 1.4%
Cirrus Logic, Inc. (a)	142,500	10,817
Lattice Semiconductor Corp. (a)	133,100	7,793
SolarEdge Technologies, Inc. (a)(b)	93,700	7,438
		26,048
Software - 4.2%
Bill Holdings, Inc. (a)	116,500	7,627
Blackbaud, Inc. (a)	127,200	9,571
BlackLine, Inc. (a)	137,600	7,960
Elastic NV (a)	103,200	8,293
Five9, Inc. (a)	123,000	9,375
Gen Digital, Inc.	424,500	9,373
Guidewire Software, Inc. (a)	23,500	2,349
PTC, Inc. (a)	52,900	8,324
Tenable Holdings, Inc. (a)	222,900	9,226
Workiva, Inc. (a)	88,432	8,505
		80,603
Technology Hardware, Storage & Peripherals - 0.1%
Western Digital Corp. (a)	24,400	1,179
TOTAL INFORMATION TECHNOLOGY		196,775
MATERIALS - 7.1%
Chemicals - 2.0%
Celanese Corp. Class A	57,800	8,015
RPM International, Inc.	159,500	16,417
Westlake Corp.	103,000	13,224
		37,656
Construction Materials - 1.3%
Eagle Materials, Inc.	98,200	17,779
Knife River Holding Co. (b)	126,600	7,555
		25,334
Containers & Packaging - 0.9%
Aptargroup, Inc.	125,300	15,899
Metals & Mining - 2.2%
Cleveland-Cliffs, Inc. (a)	602,100	10,332
Lundin Mining Corp.	1,228,900	8,513
Reliance Steel & Aluminum Co.	84,600	23,287
		42,132
Paper & Forest Products - 0.7%
Louisiana-Pacific Corp.	227,700	13,887
TOTAL MATERIALS		134,908
REAL ESTATE - 7.3%
Equity Real Estate Investment Trusts (REITs) - 6.7%
Americold Realty Trust	187,100	5,282
CubeSmart	221,272	8,798
Douglas Emmett, Inc.	228,100	2,787
EastGroup Properties, Inc.	89,300	15,516
Equity Lifestyle Properties, Inc.	166,400	11,831
Essex Property Trust, Inc.	28,600	6,105
Four Corners Property Trust, Inc.	451,700	10,385
Lamar Advertising Co. Class A	96,700	9,795
NETSTREIT Corp.	159,520	2,453
Omega Healthcare Investors, Inc.	335,100	10,639
Postal Realty Trust, Inc.	728,630	10,201
Ryman Hospitality Properties, Inc.	20,200	2,027
SITE Centers Corp.	675,000	8,903
Tanger Factory Outlet Centers, Inc.	170,100	4,246
Terreno Realty Corp.	167,400	9,560
Ventas, Inc.	222,700	10,209
		128,737
Real Estate Management & Development - 0.6%
Doma Holdings, Inc. Class A (a)(b)	113,015	693
Jones Lang LaSalle, Inc. (a)	67,200	10,451
		11,144
TOTAL REAL ESTATE		139,881
UTILITIES - 3.2%
Electric Utilities - 1.5%
Allete, Inc.	73,100	4,056
IDACORP, Inc.	54,000	5,211
OGE Energy Corp.	248,000	8,692
PNM Resources, Inc.	143,400	5,961
Portland General Electric Co.	98,255	4,034
		27,954
Gas Utilities - 0.6%
National Fuel Gas Co.	78,400	3,982
Southwest Gas Holdings, Inc.	113,600	6,715
		10,697
Independent Power and Renewable Electricity Producers - 0.3%
Vistra Corp.	176,000	6,232
Multi-Utilities - 0.3%
NorthWestern Energy Corp.	134,400	6,762
Water Utilities - 0.5%
Essential Utilities, Inc.	262,615	9,352
TOTAL UTILITIES		60,997
TOTAL COMMON STOCKS (Cost $1,648,211)		1,865,613

U.S. Treasury Obligations - 0.1%
	Principal Amount (e) (000s)	Value ($) (000s)
U.S. Treasury Bills, yield at date of purchase 5.37% to 5.4% 12/21/23 to 12/28/23 (f) (Cost $1,007)	1,010	1,007

Money Market Funds - 3.4%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.40% (g)	26,890,193	26,896
Fidelity Securities Lending Cash Central Fund 5.39% (g)(h)	38,815,196	38,819
TOTAL MONEY MARKET FUNDS (Cost $65,713)		65,715

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $1,714,931)	1,932,335
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(22,797)
NET ASSETS - 100.0%	1,909,538

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($) (000s)	Value ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Purchased

Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	64	Dec 2023	16,433	(14)	(14)

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,372,000 or 0.3% of net assets.

(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $239,000.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	56,961	545,419	575,485	1,615	2	(1)	26,896	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	29,703	709,930	700,814	325	-	-	38,819	0.1%
Total	86,664	1,255,349	1,276,299	1,940	2	(1)	65,715

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	33,853	33,853	-	-
Consumer Discretionary	265,194	265,194	-	-
Consumer Staples	94,644	94,644	-	-
Energy	83,626	83,626	-	-
Financials	291,831	291,831	-	-
Health Care	148,044	148,044	-	-
Industrials	415,860	415,860	-	-
Information Technology	196,775	196,775	-	-
Materials	134,908	134,908	-	-
Real Estate	139,881	139,881	-	-
Utilities	60,997	60,997	-	-

U.S. Government and Government Agency Obligations	1,007	-	1,007	-

Money Market Funds	65,715	65,715	-	-
Total Investments in Securities:	1,932,335	1,931,328	1,007	-
Derivative Instruments: Liabilities
Futures Contracts	(14)	(14)	-	-
Total Liabilities	(14)	(14)	-	-
Total Derivative Instruments:	(14)	(14)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(14)
Total Equity Risk	0	(14)
Total Value of Derivatives	0	(14)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2023

Assets
Investment in securities, at value (including securities loaned of $37,904) - See accompanying schedule:
Unaffiliated issuers (cost $1,649,218)	$1,866,620
Fidelity Central Funds (cost $65,713)	65,715

Total Investment in Securities (cost $1,714,931)		$1,932,335
Cash		65
Receivable for investments sold		18,429
Receivable for fund shares sold		770
Dividends receivable		1,762
Distributions receivable from Fidelity Central Funds		162
Receivable for daily variation margin on futures contracts		44
Prepaid expenses		2
Total assets		1,953,569
Liabilities
Payable for investments purchased	$1,755
Payable for fund shares redeemed	2,079
Accrued management fee	715
Distribution and service plan fees payable	313
Other affiliated payables	292
Other payables and accrued expenses	57
Collateral on securities loaned	38,820
Total Liabilities		44,031
Net Assets		$1,909,538
Net Assets consist of:
Paid in capital		$1,687,300
Total accumulated earnings (loss)		222,238
Net Assets		$1,909,538

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($603,063 ÷ 17,014 shares)(a)(b)		$35.44
Maximum offering price per share (100/94.25 of $35.44)		$37.60
Class M :
Net Asset Value and redemption price per share ($428,856 ÷ 11,984 shares)(a)(b)		$35.78
Maximum offering price per share (100/96.50 of $35.78)		$37.08
Class C :
Net Asset Value and offering price per share ($18,853 ÷ 620 shares)(a)(b)		$30.42
Fidelity Stock Selector Mid Cap Fund :
Net Asset Value, offering price and redemption price per share ($326,507 ÷ 8,577 shares)		$38.07
Class I :
Net Asset Value, offering price and redemption price per share ($340,854 ÷ 8,926 shares)		$38.19
Class Z :
Net Asset Value, offering price and redemption price per share ($191,405 ÷ 5,017 shares)		$38.15
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.

Statement of Operations
Amounts in thousands		Year ended November 30, 2023
Investment Income
Dividends		$28,390
Non-Cash dividends		2,014
Interest		226
Income from Fidelity Central Funds (including $325 from security lending)		1,940
Total Income		32,570
Expenses
Management fee
Basic fee	$10,149
Performance adjustment	(526)
Transfer agent fees	3,183
Distribution and service plan fees	3,974
Accounting fees	521
Custodian fees and expenses	49
Independent trustees' fees and expenses	11
Registration fees	116
Audit	59
Legal	7
Interest	8
Miscellaneous	8
Total expenses before reductions	17,559
Expense reductions	(120)
Total expenses after reductions		17,439
Net Investment income (loss)		15,131
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,050)
Fidelity Central Funds	2
Foreign currency transactions	(9)
Futures contracts	637
Total net realized gain (loss)		(420)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	24,400
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	9
Futures contracts	(1,272)
Total change in net unrealized appreciation (depreciation)		23,136
Net gain (loss)		22,716
Net increase (decrease) in net assets resulting from operations		$37,847
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,131	$11,268
Net realized gain (loss)	(420)	174,994
Change in net unrealized appreciation (depreciation)	23,136	(275,836)
Net increase (decrease) in net assets resulting from operations	37,847	(89,574)
Distributions to shareholders	(176,342)	(266,942)

Share transactions - net increase (decrease)	(44,418)	259,019
Total increase (decrease) in net assets	(182,913)	(97,497)

Net Assets
Beginning of period	2,092,451	2,189,948
End of period	$1,909,538	$2,092,451

Financial Highlights
Fidelity Advisor® Stock Selector Mid Cap Fund Class A

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$38.19	$45.46	$37.74	$36.07	$39.28
Income from Investment Operations
Net investment income (loss) A,B	.26	.20	.20	.30 C	.25
Net realized and unrealized gain (loss)	.35	(1.76)	8.40	2.85	2.80 D
Total from investment operations	.61	(1.56)	8.60	3.15	3.05
Distributions from net investment income	(.18)	(.21)	(.35)	(.21)	(.25)
Distributions from net realized gain	(3.18)	(5.50)	(.54)	(1.27)	(6.01)
Total distributions	(3.36)	(5.71)	(.88) E	(1.48)	(6.26)
Net asset value, end of period	$35.44	$38.19	$45.46	$37.74	$36.07
Total Return F,G	2.23%	(4.66)%	23.19%	8.99%	12.13% D
Ratios to Average Net Assets B,H,I
Expenses before reductions	.96%	.97%	1.05%	1.14%	1.14%
Expenses net of fee waivers, if any	.96%	.97%	1.05%	1.14%	1.14%
Expenses net of all reductions	.96%	.97%	1.05%	1.13%	1.14%
Net investment income (loss)	.73%	.52%	.45%	.94% C	.75%
Supplemental Data
Net assets, end of period (in millions)	$603	$654	$736	$626	$623
Portfolio turnover rate J	44%	64%	43%	86%	57%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .66%.

DNet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 11.95%.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the sales charges.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Stock Selector Mid Cap Fund Class M

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$38.50	$45.77	$37.99	$36.30	$39.43
Income from Investment Operations
Net investment income (loss) A,B	.17	.11	.09	.22 C	.17
Net realized and unrealized gain (loss)	.37	(1.80)	8.48	2.86	2.85 D
Total from investment operations	.54	(1.69)	8.57	3.08	3.02
Distributions from net investment income	(.08)	(.09)	(.25)	(.12)	(.14)
Distributions from net realized gain	(3.18)	(5.50)	(.54)	(1.27)	(6.01)
Total distributions	(3.26)	(5.58) E	(.79)	(1.39)	(6.15)
Net asset value, end of period	$35.78	$38.50	$45.77	$37.99	$36.30
Total Return F,G	1.99%	(4.90)%	22.91%	8.71%	11.88% D
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.21%	1.22%	1.29%	1.38%	1.38%
Expenses net of fee waivers, if any	1.20%	1.21%	1.29%	1.38%	1.38%
Expenses net of all reductions	1.20%	1.21%	1.29%	1.37%	1.38%
Net investment income (loss)	.49%	.27%	.20%	.70% C	.51%
Supplemental Data
Net assets, end of period (in millions)	$429	$464	$552	$496	$544
Portfolio turnover rate J	44%	64%	43%	86%	57%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .42%.

DNet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 11.70%.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the sales charges.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Stock Selector Mid Cap Fund Class C

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$33.33	$40.31	$33.58	$32.15	$35.67
Income from Investment Operations
Net investment income (loss) A,B	(.02)	(.09)	(.14)	.04 C	(.01)
Net realized and unrealized gain (loss)	.29	(1.53)	7.51	2.50	2.46 D
Total from investment operations	.27	(1.62)	7.37	2.54	2.45
Distributions from net investment income	-	-	(.10)	-	-
Distributions from net realized gain	(3.18)	(5.36)	(.54)	(1.11)	(5.97)
Total distributions	(3.18)	(5.36)	(.64)	(1.11)	(5.97)
Net asset value, end of period	$30.42	$33.33	$40.31	$33.58	$32.15
Total Return E,F	1.44%	(5.41)%	22.25%	8.10%	11.27% D
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.76%	1.77%	1.84%	1.93%	1.93%
Expenses net of fee waivers, if any	1.75%	1.76%	1.84%	1.93%	1.93%
Expenses net of all reductions	1.75%	1.76%	1.84%	1.92%	1.93%
Net investment income (loss)	(.07)%	(.28)%	(.35)%	.15% C	(.04)%
Supplemental Data
Net assets, end of period (in millions)	$19	$22	$27	$30	$35
Portfolio turnover rate I	44%	64%	43%	86%	57%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.14)%.

DNet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 11.09%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Stock Selector Mid Cap Fund

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$40.76	$48.16	$39.90	$38.00	$41.00
Income from Investment Operations
Net investment income (loss) A,B	.37	.32	.34	.40 C	.34
Net realized and unrealized gain (loss)	.40	(1.90)	8.88	3.01	2.99 D
Total from investment operations	.77	(1.58)	9.22	3.41	3.33
Distributions from net investment income	(.27)	(.33)	(.42)	(.24)	(.32)
Distributions from net realized gain	(3.18)	(5.50)	(.54)	(1.27)	(6.01)
Total distributions	(3.46) E	(5.82) E	(.96)	(1.51)	(6.33)
Net asset value, end of period	$38.07	$40.76	$48.16	$39.90	$38.00
Total Return F	2.52%	(4.43)%	23.52%	9.24%	12.38% D
Ratios to Average Net Assets B,G,H
Expenses before reductions	.71%	.72%	.79%	.89%	.94%
Expenses net of fee waivers, if any	.71%	.72%	.79%	.89%	.94%
Expenses net of all reductions	.71%	.72%	.79%	.88%	.94%
Net investment income (loss)	.98%	.77%	.71%	1.19% C	.95%
Supplemental Data
Net assets, end of period (in millions)	$327	$349	$395	$342	$362
Portfolio turnover rate I	44%	64%	43%	86%	57%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .90%.

DNet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 12.20%.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Stock Selector Mid Cap Fund Class I

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$40.88	$48.29	$40.01	$38.15	$41.11
Income from Investment Operations
Net investment income (loss) A,B	.36	.31	.33	.40 C	.35
Net realized and unrealized gain (loss)	.40	(1.90)	8.91	3.02	3.01 D
Total from investment operations	.76	(1.59)	9.24	3.42	3.36
Distributions from net investment income	(.27)	(.32)	(.42)	(.29)	(.31)
Distributions from net realized gain	(3.18)	(5.50)	(.54)	(1.27)	(6.01)
Total distributions	(3.45)	(5.82)	(.96)	(1.56)	(6.32)
Net asset value, end of period	$38.19	$40.88	$48.29	$40.01	$38.15
Total Return E	2.49%	(4.45)%	23.50%	9.23%	12.41% D
Ratios to Average Net Assets B,F,G
Expenses before reductions	.73%	.74%	.82%	.90%	.91%
Expenses net of fee waivers, if any	.72%	.74%	.81%	.90%	.91%
Expenses net of all reductions	.72%	.74%	.81%	.89%	.91%
Net investment income (loss)	.96%	.75%	.68%	1.18% C	.98%
Supplemental Data
Net assets, end of period (in millions)	$341	$386	$413	$293	$312
Portfolio turnover rate H	44%	64%	43%	86%	57%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .90%.

DNet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 12.23%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Stock Selector Mid Cap Fund Class Z

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$40.86	$48.26	$39.97	$38.12	$41.15
Income from Investment Operations
Net investment income (loss) A,B	.42	.36	.38	.44 C	.41
Net realized and unrealized gain (loss)	.38	(1.88)	8.92	3.03	2.99 D
Total from investment operations	.80	(1.52)	9.30	3.47	3.40
Distributions from net investment income	(.33)	(.38)	(.47)	(.35)	(.42)
Distributions from net realized gain	(3.18)	(5.50)	(.54)	(1.27)	(6.01)
Total distributions	(3.51)	(5.88)	(1.01)	(1.62)	(6.43)
Net asset value, end of period	$38.15	$40.86	$48.26	$39.97	$38.12
Total Return E	2.63%	(4.30)%	23.69%	9.39%	12.59% D
Ratios to Average Net Assets B,F,G
Expenses before reductions	.58%	.59%	.67%	.75%	.75%
Expenses net of fee waivers, if any	.57%	.59%	.67%	.75%	.75%
Expenses net of all reductions	.57%	.59%	.67%	.73%	.75%
Net investment income (loss)	1.11%	.90%	.82%	1.33% C	1.14%
Supplemental Data
Net assets, end of period (in millions)	$191	$217	$67	$150	$245
Portfolio turnover rate H	44%	64%	43%	86%	57%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.05%.

DNet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 12.41%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Stock Selector Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Stock Selector Mid Cap Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$329,878
Gross unrealized depreciation	(116,713)
Net unrealized appreciation (depreciation)	$213,165
Tax Cost	$1,719,170

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,284
Capital loss carryforward	$(2,206)
Net unrealized appreciation (depreciation) on securities and other investments	$213,160

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(2,206)
Long-term	-
Total capital loss carryforward	$(2,206)

The tax character of distributions paid was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$10,326	$ 101,427
Long-term Capital Gains	166,016	165,515
Total	$176,342	$ 266,942

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Stock Selector Mid Cap Fund	839,511	1,019,688

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I as compared to its benchmark index, the S&P MidCap 400 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$1,546	$ 14
Class M	.25%	.25%	2,224	13
Class C	.75%	.25%	204	15
			$3,974	$42

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$42
Class M	9
Class C A	- B
$51

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.
B Amount represents less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,073.17
Class M	741.17
Class C	44.22
Fidelity Stock Selector Mid Cap Fund	591.18
Class I	666.19
Class Z	68.04
	$3,183

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1710%
Class M	0.1648%
Class C	0.2000%
Fidelity Stock Selector Mid Cap Fund	0.1652%
Class I	0.1868%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Stock Selector Mid Cap Fund	.03

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Advisor Stock Selector Mid Cap Fund	0.0268%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Stock Selector Mid Cap Fund	$ 21

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Stock Selector Mid Cap Fund	Borrower	$ 8,430	4.69%	$8

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Stock Selector Mid Cap Fund	38,189	68,292	(5,021)
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Stock Selector Mid Cap Fund	$4

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Stock Selector Mid Cap Fund	$34	$ 48	$178

9. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction

Class M	$3

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $117.

10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Stock Selector Mid Cap Fund
Distributions to shareholders
Class A	$56,107	$91,386
Class M	39,007	66,607
Class C	2,087	3,596
Fidelity Stock Selector Mid Cap Fund	29,748	47,323
Class I	32,276	49,700
Class Z	17,117	8,330
Total	$176,342	$266,942

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2023	Year ended November 30, 2022	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Stock Selector Mid Cap Fund
Class A
Shares sold	965	1,111	$33,647	$42,903
Reinvestment of distributions	1,583	2,014	52,298	85,227
Shares redeemed	(2,666)	(2,177)	(93,885)	(85,105)
Net increase (decrease)	(118)	948	$(7,940)	$43,025
Class M
Shares sold	696	651	$24,702	$25,411
Reinvestment of distributions	1,139	1,517	38,061	64,852
Shares redeemed	(1,907)	(2,178)	(67,682)	(84,679)
Net increase (decrease)	(72)	(10)	$(4,919)	$5,584
Class C
Shares sold	78	65	$2,379	$2,165
Reinvestment of distributions	73	96	2,083	3,589
Shares redeemed	(192)	(178)	(5,778)	(6,017)
Net increase (decrease)	(41)	(17)	$(1,316)	$(263)
Fidelity Stock Selector Mid Cap Fund
Shares sold	857	668	$32,477	$27,209
Reinvestment of distributions	800	1,010	28,328	45,509
Shares redeemed	(1,654)	(1,295)	(61,906)	(53,611)
Net increase (decrease)	3	383	$(1,101)	$19,107
Class I
Shares sold	1,283	1,936	$48,524	$77,354
Reinvestment of distributions	881	1,062	31,280	48,006
Shares redeemed	(2,678)	(2,110)	(100,697)	(87,273)
Net increase (decrease)	(514)	888	$(20,893)	$38,087
Class Z
Shares sold	2,610	4,138	$99,830	$161,875
Reinvestment of distributions	461	168	16,346	7,560
Shares redeemed	(3,356)	(396)	(124,425)	(15,956)
Net increase (decrease)	(285)	3,910	$(8,249)	$153,479

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Stock Selector Mid Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Stock Selector Mid Cap Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 12, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 to November 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period- C June 1, 2023 to November 30, 2023
Fidelity Advisor® Stock Selector Mid Cap Fund
Class A	.94%
Actual		$ 1,000	$ 1,061.40	$ 4.86
Hypothetical-B		$ 1,000	$ 1,020.36	$ 4.76
Class M	1.18%
Actual		$ 1,000	$ 1,060.10	$ 6.09
Hypothetical-B		$ 1,000	$ 1,019.15	$ 5.97
Class C	1.73%
Actual		$ 1,000	$ 1,057.40	$ 8.92
Hypothetical-B		$ 1,000	$ 1,016.39	$ 8.74
Fidelity® Stock Selector Mid Cap Fund	.69%
Actual		$ 1,000	$ 1,063.10	$ 3.57
Hypothetical-B		$ 1,000	$ 1,021.61	$ 3.50
Class I	.71%
Actual		$ 1,000	$ 1,062.90	$ 3.67
Hypothetical-B		$ 1,000	$ 1,021.51	$ 3.60
Class Z	.56%
Actual		$ 1,000	$ 1,063.60	$ 2.90
Hypothetical-B		$ 1,000	$ 1,022.26	$ 2.84

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Class A designates 100%; Class M designates 100%; Fidelity Stock Selector Mid Cap Fund designates 87%; Class I designates 88%; and Class Z designates 71%; of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%; Class M designates 100%; Fidelity Stock Selector Mid Cap Fund designates 88.96%; Class I designates 90.62%; and Class Z designates 73.16%; of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 0%; Class M designates 0%; Fidelity Stock Selector Mid Cap Fund designates 11.05%; Class I designates 9.39% and Class Z designates 26.85%; of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Stock Selector Mid Cap Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection its consideration of the fund's performance adjustment, the Board noted that the performance of Class I is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of Class I as the basis for the performance adjustment. The Board noted that Class I is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of Class I as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.539186.126
MC-ANN-0124
Fidelity Advisor® Growth & Income Fund

Annual Report
November 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.89%	9.71%	9.00%
Class M (incl. 3.50% sales charge)	4.08%	9.95%	8.98%
Class C (incl. contingent deferred sales charge)	6.32%	10.16%	8.98%
Class I	8.39%	11.29%	9.94%
Class Z	8.54%	11.45%	10.04%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth & Income Fund - Class A, a class of the fund, on November 30, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.84% for the 12 months ending November 30, 2023, according to the S&P 500® index, as a slowing in the pace of inflation and a resilient U.S. economy provided a favorable backdrop for higher-risk assets for much of 2023. After returning -18.11% in 2022, the index's upturn was mostly driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and twice deciding to hold rates at a 22-year high while it observes the effect on inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 9.13% in November. By sector for the full 12 months, information technology (+41%) and communications services (+37%) led the way, followed by consumer discretionary (+20%). In contrast, the defensive-oriented utilities (-9%) and consumer staples (-5%) sectors lagged most the past 12 months.
Comments from Portfolio Manager Matt Fruhan:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 7% to 9%, versus 13.84% for the benchmark S&P 500® index. Market selection was the primary detractor versus the benchmark, especially an underweight in information technology. An overweight in energy also hurt. Also hurting our result were stock picking and an underweight in communication services and picks and an overweight in financials, primarily within the banks industry. Lastly, the fund's position in cash was a notable detractor. The biggest individual relative detractor was an underweight in Nvidia (+176%). This period we increased our stake in Nvidia. Not owning Meta Platforms, a benchmark component that gained 177%, was a second notable relative detractor. An overweight in Exxon Mobil (-4%) also detracted. Exxon Mobil was the fund's largest holding the past 12 months. In contrast, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. Picks and an underweight in health care and utilities also boosted the fund's relative performance. The top individual relative contributor was an overweight in General Electric (+83%). General Electric was among our biggest holdings. The second-largest relative contributor this period was avoiding Pfizer, a benchmark component that returned about -36%. Another notable relative contributor this period was avoiding Chevron, a benchmark component that returned about -19%. Notable changes in positioning include increased exposure to the information technology sector and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	9.1
Exxon Mobil Corp.	6.8
Wells Fargo & Co.	5.3
General Electric Co.	4.7
Apple, Inc.	3.2
Bank of America Corp.	2.5
UnitedHealth Group, Inc.	2.2
Visa, Inc. Class A	2.0
The Boeing Co.	2.0
Comcast Corp. Class A	1.7
39.5

Market Sectors (% of Fund's net assets)

Information Technology	19.9
Financials	17.7
Industrials	16.0
Health Care	11.9
Energy	10.2
Consumer Staples	6.4
Communication Services	4.1
Consumer Discretionary	2.6
Utilities	2.3
Materials	1.7
Real Estate	1.7

Asset Allocation (% of Fund's net assets)

Schedule of Investments November 30, 2023
Showing Percentage of Net Assets
Common Stocks - 94.4%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 0.6%
Cellnex Telecom SA (a)	90,400	3,451
Verizon Communications, Inc.	82,209	3,151
		6,602
Entertainment - 1.2%
The Walt Disney Co.	49,700	4,607
Universal Music Group NV	230,200	6,082
Warner Music Group Corp. Class A	56,000	1,854
		12,543
Media - 2.2%
Comcast Corp. Class A	443,658	18,585
Interpublic Group of Companies, Inc. (b)	185,100	5,690
		24,275
TOTAL COMMUNICATION SERVICES		43,420
CONSUMER DISCRETIONARY - 2.6%
Automobile Components - 0.2%
BorgWarner, Inc.	64,200	2,163
Hotels, Restaurants & Leisure - 1.2%
Amadeus IT Holding SA Class A	67,300	4,602
Churchill Downs, Inc.	9,200	1,065
Domino's Pizza, Inc.	6,100	2,397
Marriott International, Inc. Class A	12,600	2,554
Starbucks Corp.	22,200	2,204
		12,822
Household Durables - 0.2%
Sony Group Corp. sponsored ADR	14,100	1,212
Whirlpool Corp. (b)	4,200	457
		1,669
Specialty Retail - 0.7%
Lowe's Companies, Inc.	39,457	7,845
Textiles, Apparel & Luxury Goods - 0.3%
Compagnie Financiere Richemont SA	399	50
Compagnie Financiere Richemont SA Series A	1,740	218
NIKE, Inc. Class B	15,900	1,753
Puma AG	18,944	1,220
Tapestry, Inc.	300	10
Wolverine World Wide, Inc.	20,800	178
		3,429
TOTAL CONSUMER DISCRETIONARY		27,928
CONSUMER STAPLES - 6.4%
Beverages - 2.3%
Diageo PLC sponsored ADR	30,500	4,287
Keurig Dr. Pepper, Inc.	236,800	7,476
Pernod Ricard SA	11,700	2,019
Remy Cointreau SA	4,044	481
The Coca-Cola Co.	176,184	10,296
		24,559
Consumer Staples Distribution & Retail - 1.4%
Sysco Corp.	76,600	5,528
Target Corp.	34,300	4,590
Walmart, Inc. (c)	32,700	5,091
		15,209
Household Products - 0.2%
Colgate-Palmolive Co.	6,800	536
Kimberly-Clark Corp.	1,700	210
Procter & Gamble Co.	9,300	1,428
		2,174
Personal Care Products - 1.6%
Estee Lauder Companies, Inc. Class A	25,500	3,256
Haleon PLC ADR	730,809	6,256
Kenvue, Inc.	390,107	7,974
		17,486
Tobacco - 0.9%
Altria Group, Inc.	184,920	7,774
Philip Morris International, Inc.	18,300	1,708
		9,482
TOTAL CONSUMER STAPLES		68,910
ENERGY - 10.2%
Oil, Gas & Consumable Fuels - 10.2%
Enterprise Products Partners LP	23,300	624
Exxon Mobil Corp.	719,575	73,929
Hess Corp.	118,715	16,687
Imperial Oil Ltd.	163,300	9,200
Kosmos Energy Ltd. (d)	394,300	2,677
Shell PLC ADR	110,900	7,297
		110,414
FINANCIALS - 17.7%
Banks - 11.5%
Bank of America Corp.	896,742	27,342
JPMorgan Chase & Co.	63,543	9,918
M&T Bank Corp.	26,300	3,371
PNC Financial Services Group, Inc.	93,816	12,568
Truist Financial Corp.	141,049	4,533
U.S. Bancorp	262,130	9,992
Wells Fargo & Co.	1,278,850	57,024
		124,748
Capital Markets - 2.2%
3i Group PLC	15,800	445
Brookfield Corp. Class A	76,601	2,702
Charles Schwab Corp.	6,600	405
CME Group, Inc.	1,600	349
Intercontinental Exchange, Inc.	1,100	125
KKR & Co. LP	64,113	4,862
Moody's Corp.	1,500	547
Morgan Stanley	25,730	2,041
Northern Trust Corp.	104,637	8,292
Raymond James Financial, Inc.	36,250	3,812
State Street Corp.	7,570	551
		24,131
Financial Services - 3.1%
Edenred SA	61,300	3,336
Fidelity National Information Services, Inc.	53,200	3,120
Global Payments, Inc.	22,400	2,608
MasterCard, Inc. Class A	7,600	3,145
Visa, Inc. Class A	84,140	21,597
		33,806
Insurance - 0.9%
American Financial Group, Inc.	4,500	515
Arthur J. Gallagher & Co.	3,300	822
Brookfield Reinsurance Ltd.	172	6
Chubb Ltd.	12,100	2,776
Marsh & McLennan Companies, Inc.	17,766	3,543
The Travelers Companies, Inc.	8,000	1,445
		9,107
TOTAL FINANCIALS		191,792
HEALTH CARE - 11.9%
Health Care Equipment & Supplies - 1.8%
Abbott Laboratories	22,200	2,315
Becton, Dickinson & Co.	14,593	3,447
Boston Scientific Corp. (d)	180,120	10,067
GE Healthcare Holding LLC	11,212	768
Koninklijke Philips Electronics NV (depository receipt) (NY Reg.) (b)	105,029	2,145
Sonova Holding AG	2,713	782
		19,524
Health Care Providers & Services - 5.8%
Cardinal Health, Inc. (c)	55,400	5,932
Cigna Group	49,200	12,934
CVS Health Corp.	80,451	5,467
Humana, Inc.	4,100	1,988
McKesson Corp. (c)	25,133	11,827
UnitedHealth Group, Inc.	43,700	24,165
		62,313
Life Sciences Tools & Services - 0.7%
Danaher Corp.	31,500	7,034
Thermo Fisher Scientific, Inc.	1,500	744
		7,778
Pharmaceuticals - 3.6%
Bristol-Myers Squibb Co.	217,400	10,735
Eli Lilly & Co. (c)	16,100	9,516
GSK PLC sponsored ADR	175,447	6,314
Johnson & Johnson	50,975	7,884
Sanofi SA sponsored ADR	22,200	1,038
UCB SA	47,600	3,515
Zoetis, Inc. Class A	1,500	265
		39,267
TOTAL HEALTH CARE		128,882
INDUSTRIALS - 16.0%
Aerospace & Defense - 3.8%
Airbus Group NV	40,900	6,078
General Dynamics Corp.	15,200	3,754
Howmet Aerospace, Inc.	30,050	1,581
Huntington Ingalls Industries, Inc.	13,600	3,223
RTX Corp. (c)	15,700	1,279
Safran SA	14,300	2,514
Textron, Inc.	19,700	1,510
The Boeing Co. (d)	91,110	21,104
		41,043
Air Freight & Logistics - 1.6%
Expeditors International of Washington, Inc.	700	84
FedEx Corp.	12,600	3,261
United Parcel Service, Inc. Class B	93,179	14,127
		17,472
Building Products - 0.3%
A.O. Smith Corp.	19,500	1,470
Johnson Controls International PLC	35,900	1,896
		3,366
Commercial Services & Supplies - 0.5%
GFL Environmental, Inc.	165,900	4,761
Veralto Corp.	9,733	752
		5,513
Electrical Equipment - 0.9%
Acuity Brands, Inc.	14,600	2,617
AMETEK, Inc.	3,400	528
Hubbell, Inc. Class B	13,612	4,084
Regal Rexnord Corp.	16,700	2,001
Rockwell Automation, Inc.	2,100	578
		9,808
Ground Transportation - 0.4%
Knight-Swift Transportation Holdings, Inc. Class A	82,100	4,415
Industrial Conglomerates - 4.8%
3M Co.	11,400	1,129
General Electric Co. (c)	418,236	50,941
		52,070
Machinery - 1.7%
Allison Transmission Holdings, Inc.	43,300	2,316
Caterpillar, Inc.	3,000	752
Cummins, Inc.	7,100	1,592
Donaldson Co., Inc.	77,500	4,715
Fortive Corp.	32,000	2,207
Nordson Corp.	17,700	4,166
Otis Worldwide Corp.	9,565	821
Stanley Black & Decker, Inc.	9,910	901
Westinghouse Air Brake Tech Co.	7,331	855
		18,325
Passenger Airlines - 0.0%
Copa Holdings SA Class A	3,400	315
Professional Services - 0.8%
Equifax, Inc.	9,500	2,068
Genpact Ltd.	66,400	2,255
Paycom Software, Inc.	2,000	363
RELX PLC (London Stock Exchange)	94,538	3,638
TransUnion Holding Co., Inc.	8,500	499
		8,823
Trading Companies & Distributors - 1.0%
Brenntag SE	8,300	716
Watsco, Inc. (b)	22,764	8,701
WESCO International, Inc.	8,800	1,371
		10,788
Transportation Infrastructure - 0.2%
Aena SME SA (a)	9,700	1,668
TOTAL INDUSTRIALS		173,606
INFORMATION TECHNOLOGY - 19.9%
Electronic Equipment, Instruments & Components - 0.3%
CDW Corp.	12,900	2,720
IT Services - 0.5%
Amdocs Ltd.	28,800	2,413
IBM Corp.	19,400	3,076
		5,489
Semiconductors & Semiconductor Equipment - 4.8%
Analog Devices, Inc.	20,600	3,778
Applied Materials, Inc.	21,695	3,249
BE Semiconductor Industries NV	11,900	1,664
Broadcom, Inc.	4,200	3,888
Lam Research Corp.	4,400	3,150
Marvell Technology, Inc.	144,600	8,059
Microchip Technology, Inc.	6,200	517
NVIDIA Corp.	31,205	14,595
NXP Semiconductors NV	24,100	4,918
Qualcomm, Inc. (c)	30,698	3,962
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	39,400	3,834
Teradyne, Inc.	8,600	793
		52,407
Software - 11.0%
Intuit, Inc.	15,400	8,800
Microsoft Corp.	258,083	97,790
Sage Group PLC	160,900	2,296
SAP SE sponsored ADR	63,300	10,072
		118,958
Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc. (c)	181,992	34,569
Samsung Electronics Co. Ltd.	17,790	996
		35,565
TOTAL INFORMATION TECHNOLOGY		215,139
MATERIALS - 1.7%
Chemicals - 0.6%
Air Products & Chemicals, Inc.	2,800	758
DuPont de Nemours, Inc.	58,200	4,164
International Flavors & Fragrances, Inc.	4,800	362
LyondellBasell Industries NV Class A	4,523	430
PPG Industries, Inc.	6,000	852
Sherwin-Williams Co.	1,600	446
		7,012
Metals & Mining - 1.1%
First Quantum Minerals Ltd.	392,200	3,211
Freeport-McMoRan, Inc.	237,800	8,875
		12,086
TOTAL MATERIALS		19,098
REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 1.7%
American Tower Corp.	31,500	6,577
Crown Castle International Corp.	56,700	6,650
Equinix, Inc.	110	90
Public Storage	200	52
Simon Property Group, Inc.	43,000	5,370
		18,739
UTILITIES - 2.3%
Electric Utilities - 2.2%
Constellation Energy Corp.	5,600	678
Duke Energy Corp.	20,200	1,864
Entergy Corp.	16,900	1,714
Eversource Energy	37,000	2,198
Exelon Corp.	18,400	709
FirstEnergy Corp.	14,700	543
PG&E Corp.	106,900	1,835
Southern Co.	194,100	13,777
		23,318
Multi-Utilities - 0.1%
Sempra	16,400	1,195
TOTAL UTILITIES		24,513
TOTAL COMMON STOCKS (Cost $729,261)		1,022,441

Convertible Bonds - 0.1%
	Principal Amount (e) (000s)	Value ($) (000s)
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
Snap, Inc. 0.125% 3/1/28 (Cost $1,076)	1,477	1,075

U.S. Treasury Obligations - 0.4%
	Principal Amount (e) (000s)	Value ($) (000s)
U.S. Treasury Bills, yield at date of purchase 5.36% to 5.39% 12/7/23 to 12/21/23 (Cost $4,189)	4,200	4,189

Money Market Funds - 5.9%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.40% (f)	53,004,591	53,015
Fidelity Securities Lending Cash Central Fund 5.39% (f)(g)	10,760,299	10,761
TOTAL MONEY MARKET FUNDS (Cost $63,776)		63,776

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $798,302)	1,091,481
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(8,848)
NET ASSETS - 100.0%	1,082,633

Written Options
	Counterparty	Number of Contracts	Notional Amount ($) (000s)	Exercise Price ($)	Expiration Date	Value ($) (000s)
Call Options
Apple, Inc.	Chicago Board Options Exchange	87	1,653	200.00	01/19/24	(11)
Cardinal Health, Inc.	Chicago Board Options Exchange	50	535	97.50	12/15/23	(48)
Eli Lilly & Co.	Chicago Board Options Exchange	8	473	580.00	12/15/23	(15)
General Electric Co.	Chicago Board Options Exchange	201	2,448	120.00	01/19/24	(102)
McKesson Corp.	Chicago Board Options Exchange	34	1,600	480.00	12/15/23	(10)
Qualcomm, Inc.	Chicago Board Options Exchange	298	3,846	135.00	01/19/24	(67)
Raytheon Co.	Chicago Board Options Exchange	157	1,279	80.00	01/19/24	(52)
Walmart, Inc.	Chicago Board Options Exchange	24	374	170.00	12/15/23	0
Walmart, Inc.	Chicago Board Options Exchange	270	4,204	175.00	01/19/24	(4)

TOTAL WRITTEN OPTIONS						(309)

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,119,000 or 0.5% of net assets.

(b)	Security or a portion of the security is on loan at period end.
(c)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $16,412,000.
(d)	Non-income producing
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	73,093	175,939	196,017	3,123	-	-	53,015	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	12,462	102,340	104,041	99	-	-	10,761	0.0%
Total	85,555	278,279	300,058	3,222	-	-	63,776

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	43,420	33,887	9,533	-
Consumer Discretionary	27,928	27,710	218	-
Consumer Staples	68,910	68,910	-	-
Energy	110,414	110,414	-	-
Financials	191,792	191,792	-	-
Health Care	128,882	128,882	-	-
Industrials	173,606	161,376	12,230	-
Information Technology	215,139	215,139	-	-
Materials	19,098	19,098	-	-
Real Estate	18,739	18,739	-	-
Utilities	24,513	24,513	-	-

Corporate Bonds	1,075	-	1,075	-

U.S. Government and Government Agency Obligations	4,189	-	4,189	-

Money Market Funds	63,776	63,776	-	-
Total Investments in Securities:	1,091,481	1,064,236	27,245	-
Derivative Instruments: Liabilities
Written Options	(309)	(309)	-	-
Total Liabilities	(309)	(309)	-	-
Total Derivative Instruments:	(309)	(309)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Equity Risk
Written Options (a)	0	(309)
Total Equity Risk	0	(309)
Total Value of Derivatives	0	(309)

(a)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2023

Assets
Investment in securities, at value (including securities loaned of $10,560) - See accompanying schedule:
Unaffiliated issuers (cost $734,526)	$1,027,705
Fidelity Central Funds (cost $63,776)	63,776

Total Investment in Securities (cost $798,302)		$1,091,481
Receivable for investments sold		1,000
Receivable for fund shares sold		848
Dividends receivable		2,789
Distributions receivable from Fidelity Central Funds		229
Prepaid expenses		1
Total assets		1,096,348
Liabilities
Payable for investments purchased	$1,427
Payable for fund shares redeemed	422
Accrued management fee	370
Distribution and service plan fees payable	214
Written options, at value (premium received $269)	309
Other affiliated payables	160
Other payables and accrued expenses	52
Collateral on securities loaned	10,761
Total Liabilities		13,715
Net Assets		$1,082,633
Net Assets consist of:
Paid in capital		$773,912
Total accumulated earnings (loss)		308,721
Net Assets		$1,082,633

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($477,138 ÷ 13,652 shares)(a)		$34.95
Maximum offering price per share (100/94.25 of $34.95)		$37.08
Class M :
Net Asset Value and redemption price per share ($187,925 ÷ 5,364 shares)(a)		$35.03
Maximum offering price per share (100/96.50 of $35.03)		$36.30
Class C :
Net Asset Value and offering price per share ($50,106 ÷ 1,563 shares)(a)(b)		$32.07
Class I :
Net Asset Value, offering price and redemption price per share ($222,973 ÷ 6,204 shares)		$35.94
Class Z :
Net Asset Value, offering price and redemption price per share ($144,491 ÷ 4,012 shares)(b)		$36.02
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.

Statement of Operations
Amounts in thousands		Year ended November 30, 2023
Investment Income
Dividends		$19,086
Interest		93
Income from Fidelity Central Funds (including $99 from security lending)		3,222
Total Income		22,401
Expenses
Management fee	$4,005
Transfer agent fees	1,529
Distribution and service plan fees	2,485
Accounting fees	284
Custodian fees and expenses	37
Independent trustees' fees and expenses	5
Registration fees	110
Audit	81
Legal	8
Miscellaneous	5
Total expenses before reductions	8,549
Expense reductions	(61)
Total expenses after reductions		8,488
Net Investment income (loss)		13,913
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	14,598
Foreign currency transactions	5
Written options	819
Total net realized gain (loss)		15,422
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	48,774
Assets and liabilities in foreign currencies	5
Written options	47
Total change in net unrealized appreciation (depreciation)		48,826
Net gain (loss)		64,248
Net increase (decrease) in net assets resulting from operations		$78,161
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,913	$9,162
Net realized gain (loss)	15,422	2,169
Change in net unrealized appreciation (depreciation)	48,826	21,109
Net increase (decrease) in net assets resulting from operations	78,161	32,440
Distributions to shareholders	(15,697)	(33,061)

Share transactions - net increase (decrease)	199,181	173,331
Total increase (decrease) in net assets	261,645	172,710

Net Assets
Beginning of period	820,988	648,278
End of period	$1,082,633	$820,988

Financial Highlights
Fidelity Advisor® Growth & Income Fund Class A

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$32.90	$33.01	$27.71	$28.32	$28.69
Income from Investment Operations
Net investment income (loss) A,B	.49	.42	.59 C	.44	.49
Net realized and unrealized gain (loss)	2.13	1.09	6.08	.90	2.48
Total from investment operations	2.62	1.51	6.67	1.34	2.97
Distributions from net investment income	(.47)	(.83)	(.48)	(.48)	(.47)
Distributions from net realized gain	(.10)	(.80)	(.89)	(1.47)	(2.87)
Total distributions	(.57)	(1.62) D	(1.37)	(1.95)	(3.34)
Net asset value, end of period	$34.95	$32.90	$33.01	$27.71	$28.32
Total Return E,F	8.11%	4.64%	25.08%	4.86%	13.65%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.91%	.91%	.92%	.95%	.96%
Expenses net of fee waivers, if any	.90%	.91%	.92%	.95%	.96%
Expenses net of all reductions	.90%	.91%	.92%	.95%	.95%
Net investment income (loss)	1.47%	1.31%	1.85% C	1.78%	1.93%
Supplemental Data
Net assets, end of period (in millions)	$477	$406	$344	$277	$288
Portfolio turnover rate I	12%	8%	15%	28%	29%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.21%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Growth & Income Fund Class M

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$32.97	$33.01	$27.71	$28.31	$28.67
Income from Investment Operations
Net investment income (loss) A,B	.41	.34	.51 C	.38	.43
Net realized and unrealized gain (loss)	2.14	1.10	6.10	.89	2.47
Total from investment operations	2.55	1.44	6.61	1.27	2.90
Distributions from net investment income	(.38)	(.68)	(.42)	(.40)	(.39)
Distributions from net realized gain	(.10)	(.80)	(.89)	(1.47)	(2.87)
Total distributions	(.49) D	(1.48)	(1.31)	(1.87)	(3.26)
Net asset value, end of period	$35.03	$32.97	$33.01	$27.71	$28.31
Total Return E,F	7.85%	4.38%	24.77%	4.61%	13.33%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.15%	1.15%	1.16%	1.20%	1.21%
Expenses net of fee waivers, if any	1.14%	1.15%	1.16%	1.20%	1.21%
Expenses net of all reductions	1.14%	1.15%	1.16%	1.20%	1.20%
Net investment income (loss)	1.23%	1.07%	1.61% C	1.53%	1.68%
Supplemental Data
Net assets, end of period (in millions)	$188	$180	$173	$153	$172
Portfolio turnover rate I	12%	8%	15%	28%	29%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Growth & Income Fund Class C

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$30.24	$30.33	$25.56	$26.22	$26.79
Income from Investment Operations
Net investment income (loss) A,B	.22	.16	.32 C	.23	.27
Net realized and unrealized gain (loss)	1.96	1.00	5.62	.82	2.28
Total from investment operations	2.18	1.16	5.94	1.05	2.55
Distributions from net investment income	(.25)	(.45)	(.28)	(.24)	(.26)
Distributions from net realized gain	(.10)	(.80)	(.89)	(1.47)	(2.87)
Total distributions	(.35)	(1.25)	(1.17)	(1.71)	(3.12) D
Net asset value, end of period	$32.07	$30.24	$30.33	$25.56	$26.22
Total Return E,F	7.32%	3.80%	24.14%	4.07%	12.74%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.67%	1.67%	1.69%	1.73%	1.73%
Expenses net of fee waivers, if any	1.66%	1.67%	1.69%	1.73%	1.73%
Expenses net of all reductions	1.66%	1.67%	1.69%	1.73%	1.73%
Net investment income (loss)	.71%	.55%	1.09% C	1.00%	1.15%
Supplemental Data
Net assets, end of period (in millions)	$50	$47	$41	$34	$41
Portfolio turnover rate I	12%	8%	15%	28%	29%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.19 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .44%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Growth & Income Fund Class I

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$33.81	$33.95	$28.45	$29.01	$29.33
Income from Investment Operations
Net investment income (loss) A,B	.59	.51	.69 C	.52	.57
Net realized and unrealized gain (loss)	2.19	1.12	6.24	.93	2.52
Total from investment operations	2.78	1.63	6.93	1.45	3.09
Distributions from net investment income	(.55)	(.97)	(.55)	(.54)	(.54)
Distributions from net realized gain	(.10)	(.80)	(.89)	(1.47)	(2.87)
Total distributions	(.65)	(1.77)	(1.43) D	(2.01)	(3.41)
Net asset value, end of period	$35.94	$33.81	$33.95	$28.45	$29.01
Total Return E	8.39%	4.86%	25.40%	5.16%	13.89%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.66%	.66%	.67%	.70%	.70%
Expenses net of fee waivers, if any	.66%	.66%	.67%	.70%	.69%
Expenses net of all reductions	.66%	.66%	.67%	.69%	.69%
Net investment income (loss)	1.71%	1.56%	2.10% C	2.03%	2.19%
Supplemental Data
Net assets, end of period (in millions)	$223	$128	$76	$45	$48
Portfolio turnover rate H	12%	8%	15%	28%	29%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.46%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Growth & Income Fund Class Z

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$33.88	$34.04	$28.52	$29.09	$29.35
Income from Investment Operations
Net investment income (loss) A,B	.64	.55	.73 C	.55	.62
Net realized and unrealized gain (loss)	2.19	1.13	6.26	.93	2.53
Total from investment operations	2.83	1.68	6.99	1.48	3.15
Distributions from net investment income	(.59)	(1.05)	(.59)	(.58)	(.54)
Distributions from net realized gain	(.10)	(.80)	(.89)	(1.47)	(2.87)
Total distributions	(.69)	(1.84) D	(1.47) D	(2.05)	(3.41)
Net asset value, end of period	$36.02	$33.88	$34.04	$28.52	$29.09
Total Return E	8.54%	5.03%	25.59%	5.26%	14.11%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.52%	.53%	.53%	.55%	.56%
Expenses net of fee waivers, if any	.52%	.52%	.53%	.55%	.56%
Expenses net of all reductions	.52%	.52%	.53%	.55%	.55%
Net investment income (loss)	1.86%	1.69%	2.24% C	2.18%	2.33%
Supplemental Data
Net assets, end of period (in millions)	$144	$60	$14	$11	$7
Portfolio turnover rate H	12%	8%	15%	28%	29%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.60%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$324,168
Gross unrealized depreciation	(33,051)
Net unrealized appreciation (depreciation)	$291,117
Tax Cost	$800,055

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,196
Undistributed long-term capital gain	$14,448
Net unrealized appreciation (depreciation) on securities and other investments	$291,076

The tax character of distributions paid was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$13,886	$18,783
Long-term Capital Gains	1,811	14,278
Total	$15,697	$33,061

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options", and are representative of volume of activity during the period unless an average contracts amount is presented.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Growth & Income Fund	320,180	103,615

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,092	$32
Class M	.25%	.25%	904	9
Class C	.75%	.25%	489	89
			$2,485	$130

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$188
Class M	14
Class CA	1
$203

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$765.18
Class M	304.17
Class C	93.19
Class I	324.18
Class Z	43.04
	$1,529

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1733%
Class M	.1657%
Class C	.1860%
Class I	.1866%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Growth & Income Fund	.03

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Advisor Growth & Income Fund	.0295%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Growth & Income Fund	$3

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Growth & Income Fund	19,377	2,575	443
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Growth & Income Fund	$2
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Growth & Income Fund	$10	$-A	$10

A In the amount of less than five hundred dollars.
9. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction

Class A	-A
Class M	3
$4

A In the amount of less than five hundred dollars.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $56.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Growth & Income Fund
Distributions to shareholders
Class A	$7,367	$17,363
Class M	2,629	7,787
Class C	559	1,696
Class I	3,171	4,201
Class Z	1,971	2,014
Total	$15,697	$33,061

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2023	Year ended November 30, 2022	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Growth & Income Fund
Class A
Shares sold	2,709	2,812	$89,706	$90,084
Reinvestment of distributions	217	504	7,040	16,493
Shares redeemed	(1,605)	(1,415)	(53,452)	(44,767)
Net increase (decrease)	1,321	1,901	$43,294	$61,810
Class M
Shares sold	489	643	$16,232	$20,917
Reinvestment of distributions	79	231	2,574	7,629
Shares redeemed	(666)	(650)	(22,069)	(20,594)
Net increase (decrease)	(98)	224	$(3,263)	$7,952
Class C
Shares sold	526	649	$15,943	$19,167
Reinvestment of distributions	18	55	534	1,666
Shares redeemed	(541)	(486)	(16,496)	(14,200)
Net increase (decrease)	3	218	$(19)	$6,633
Class I
Shares sold	4,443	2,275	$151,618	$74,876
Reinvestment of distributions	88	112	2,946	3,758
Shares redeemed	(2,105)	(850)	(72,062)	(27,709)
Net increase (decrease)	2,426	1,537	$82,502	$50,925
Class Z
Shares sold	2,810	1,643	$96,484	$55,104
Reinvestment of distributions	52	56	1,753	1,860
Shares redeemed	(633)	(334)	(21,570)	(10,953)
Net increase (decrease)	2,229	1,365	$76,667	$46,011

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Growth & Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 12, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 to November 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period- C June 1, 2023 to November 30, 2023
Fidelity Advisor® Growth & Income Fund
Class A	.89%
Actual		$ 1,000	$ 1,086.30	$ 4.65
Hypothetical-B		$ 1,000	$ 1,020.61	$ 4.51
Class M	1.13%
Actual		$ 1,000	$ 1,085.00	$ 5.91
Hypothetical-B		$ 1,000	$ 1,019.40	$ 5.72
Class C	1.65%
Actual		$ 1,000	$ 1,082.50	$ 8.61
Hypothetical-B		$ 1,000	$ 1,016.80	$ 8.34
Class I	.65%
Actual		$ 1,000	$ 1,087.70	$ 3.40
Hypothetical-B		$ 1,000	$ 1,021.81	$ 3.29
Class Z	.51%
Actual		$ 1,000	$ 1,088.60	$ 2.67
Hypothetical-B		$ 1,000	$ 1,022.51	$ 2.59

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2023, $14,785,134, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.76% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 97.48% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A, Class M, Class C, Class I and Class Z designate 100% of dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, Class I and Class Z designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Growth & Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Class I, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the Class I of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Class I of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Class I of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Class I of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.539472.126
AGAI-ANN-0124
Fidelity Advisor® Large Cap Fund

Annual Report
November 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.20%	10.20%	9.51%
Class M (incl. 3.50% sales charge)	7.46%	10.45%	9.49%
Class C (incl. contingent deferred sales charge)	9.77%	10.66%	9.49%
Class I	11.90%	11.82%	10.45%
Class Z	12.06%	11.95%	10.54%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Fund - Class A, a class of the fund, on November 30, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.84% for the 12 months ending November 30, 2023, according to the S&P 500® index, as a slowing in the pace of inflation and a resilient U.S. economy provided a favorable backdrop for higher-risk assets for much of 2023. After returning -18.11% in 2022, the index's upturn was mostly driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and twice deciding to hold rates at a 22-year high while it observes the effect on inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 9.13% in November. By sector for the full 12 months, information technology (+41%) and communications services (+37%) led the way, followed by consumer discretionary (+20%). In contrast, the defensive-oriented utilities (-9%) and consumer staples (-5%) sectors lagged most the past 12 months.
Comments from Portfolio Manager Matt Fruhan:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 11% to 12%, versus 13.84% for the benchmark S&P 500® index. Market selection was the primary detractor versus the benchmark, especially an underweight in information technology. An overweight in energy also hurt. Stock picking and an overweight in financials, primarily within the banks industry, also hampered the fund's result. Also detracting from our result was security selection in materials. The biggest individual relative detractor was an underweight in Nvidia (+176%). This period we increased our stake in Nvidia. The second-largest relative detractor was an overweight in Exxon Mobil (-5%). Exxon Mobil was the fund's top holding the past 12 months. An underweight in Amazon.com (+51%) also detracted. In contrast, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Security selection and an underweight in utilities and health care also boosted the fund's relative performance. The top individual relative contributor was an overweight in General Electric (+83%). General Electric was among the fund's largest holdings. A non-benchmark stake in Vertiv Holdings gained 212% and was a second notable relative contributor. Not owning Pfizer, a benchmark component that returned roughly -36%, was another notable relative contributor. Notable changes in positioning include higher allocations to the information technology and communication services sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	7.8
General Electric Co.	6.6
Exxon Mobil Corp.	6.3
Wells Fargo & Co.	5.4
Apple, Inc.	3.1
The Boeing Co.	2.6
Bank of America Corp.	2.6
UnitedHealth Group, Inc.	2.1
Meta Platforms, Inc. Class A	2.0
Visa, Inc. Class A	1.9
40.4

Market Sectors (% of Fund's net assets)

Information Technology	18.4
Financials	16.8
Industrials	15.6
Health Care	12.6
Energy	10.3
Communication Services	9.8
Consumer Staples	5.3
Consumer Discretionary	3.5
Materials	2.0
Real Estate	1.1
Utilities	1.1

Asset Allocation (% of Fund's net assets)

Schedule of Investments November 30, 2023
Showing Percentage of Net Assets
Common Stocks - 96.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 9.8%
Diversified Telecommunication Services - 0.3%
Cellnex Telecom SA (a)	45,400	1,733,306
Verizon Communications, Inc.	54,276	2,080,399
		3,813,705
Entertainment - 1.0%
The Walt Disney Co.	58,875	5,457,124
Universal Music Group NV	214,634	5,670,848
		11,127,972
Interactive Media & Services - 6.2%
Alphabet, Inc.:
Class A (b)	163,780	21,705,763
Class C (b)	151,560	20,296,915
Match Group, Inc. (b)	90,400	2,927,152
Meta Platforms, Inc. Class A (b)	73,300	23,980,095
Snap, Inc. Class A (b)	315,900	4,368,897
		73,278,822
Media - 2.3%
Charter Communications, Inc. Class A (b)	2,100	840,273
Comcast Corp. Class A	535,423	22,428,869
Interpublic Group of Companies, Inc.	137,920	4,239,661
		27,508,803
TOTAL COMMUNICATION SERVICES		115,729,302
CONSUMER DISCRETIONARY - 3.5%
Automobile Components - 0.1%
BorgWarner, Inc.	48,216	1,624,397
Automobiles - 0.1%
General Motors Co.	22,800	720,480
Broadline Retail - 0.1%
Amazon.com, Inc. (b)	11,700	1,709,253
Hotels, Restaurants & Leisure - 1.9%
Amadeus IT Holding SA Class A	28,700	1,962,494
Booking Holdings, Inc. (b)	4,019	12,562,188
Expedia, Inc. (b)	19,000	2,587,420
Marriott International, Inc. Class A	18,200	3,689,140
Starbucks Corp.	14,500	1,439,850
		22,241,092
Household Durables - 0.3%
Mohawk Industries, Inc. (b)	23,906	2,111,139
Sony Group Corp. sponsored ADR	13,200	1,134,540
Whirlpool Corp.	4,834	526,423
		3,772,102
Specialty Retail - 0.9%
Lowe's Companies, Inc.	47,630	9,470,273
RH (b)	3,200	863,904
		10,334,177
Textiles, Apparel & Luxury Goods - 0.1%
Compagnie Financiere Richemont SA Series A	1,890	236,382
NIKE, Inc. Class B	8,800	970,376
		1,206,758
TOTAL CONSUMER DISCRETIONARY		41,608,259
CONSUMER STAPLES - 5.3%
Beverages - 1.6%
Diageo PLC sponsored ADR	30,000	4,217,100
Keurig Dr. Pepper, Inc.	152,300	4,808,111
The Coca-Cola Co.	161,981	9,466,170
		18,491,381
Consumer Staples Distribution & Retail - 1.5%
Performance Food Group Co. (b)	38,900	2,530,445
Sysco Corp.	84,900	6,127,233
Target Corp.	27,100	3,626,251
U.S. Foods Holding Corp. (b)	47,800	2,095,074
Walmart, Inc.	19,300	3,004,817
		17,383,820
Household Products - 0.0%
Procter & Gamble Co.	1,500	230,280
Personal Care Products - 1.5%
Estee Lauder Companies, Inc. Class A	22,300	2,847,487
Haleon PLC ADR	850,638	7,281,461
Kenvue, Inc.	394,507	8,063,723
		18,192,671
Tobacco - 0.7%
Altria Group, Inc.	182,180	7,658,847
Philip Morris International, Inc.	9,600	896,256
		8,555,103
TOTAL CONSUMER STAPLES		62,853,255
ENERGY - 10.3%
Oil, Gas & Consumable Fuels - 10.3%
Exxon Mobil Corp.	725,868	74,575,678
Hess Corp.	155,735	21,890,112
Imperial Oil Ltd.	142,900	8,050,927
Kosmos Energy Ltd. (b)	899,395	6,106,892
MEG Energy Corp. (b)	216,000	4,084,572
Shell PLC ADR	97,200	6,395,760
		121,103,941
FINANCIALS - 16.8%
Banks - 11.4%
Bank of America Corp.	987,414	30,106,253
JPMorgan Chase & Co.	81,018	12,645,289
M&T Bank Corp.	19,928	2,554,172
PNC Financial Services Group, Inc.	87,641	11,740,388
Truist Financial Corp.	125,327	4,028,010
U.S. Bancorp	232,990	8,881,579
Wells Fargo & Co.	1,424,103	63,500,753
		133,456,444
Capital Markets - 2.1%
Charles Schwab Corp.	12,200	748,104
CME Group, Inc.	1,500	327,540
KKR & Co. LP	106,391	8,068,693
Moody's Corp.	1,700	620,432
Morgan Stanley	39,425	3,127,980
Northern Trust Corp.	111,791	8,859,437
Raymond James Financial, Inc.	23,293	2,449,259
State Street Corp.	8,419	613,072
		24,814,517
Financial Services - 3.1%
Acacia Research Corp. (b)	36,900	134,316
Edenred SA	68,100	3,706,343
Fidelity National Information Services, Inc.	45,000	2,638,800
Global Payments, Inc.	9,000	1,047,960
MasterCard, Inc. Class A	11,215	4,641,103
PayPal Holdings, Inc. (b)	27,900	1,607,319
Radian Group, Inc.	17,342	445,863
Visa, Inc. Class A	87,827	22,543,434
		36,765,138
Insurance - 0.2%
Chubb Ltd.	10,495	2,407,868
TOTAL FINANCIALS		197,443,967
HEALTH CARE - 12.6%
Biotechnology - 0.5%
Alnylam Pharmaceuticals, Inc. (b)	12,119	2,039,022
Argenx SE ADR (b)	1,900	856,159
Insmed, Inc. (b)	47,497	1,188,375
Vaxcyte, Inc. (b)	31,000	1,604,870
Verve Therapeutics, Inc. (b)(c)	19,900	224,472
		5,912,898
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	7,500	782,175
Becton, Dickinson & Co.	10,797	2,550,035
Boston Scientific Corp. (b)	284,726	15,913,336
GE Healthcare Holding LLC	111,971	7,665,535
Koninklijke Philips Electronics NV (depository receipt) (NY Reg.)	50,462	1,030,434
		27,941,515
Health Care Providers & Services - 5.7%
Cardinal Health, Inc.	72,582	7,772,081
Centene Corp. (b)	8,400	618,912
Cigna Group	50,203	13,197,365
CVS Health Corp.	87,568	5,950,246
Guardant Health, Inc. (b)	22,800	573,876
Humana, Inc.	3,900	1,890,954
McKesson Corp.	25,806	12,143,271
UnitedHealth Group, Inc.	43,799	24,219,533
		66,366,238
Life Sciences Tools & Services - 0.4%
Danaher Corp.	20,400	4,555,524
Thermo Fisher Scientific, Inc.	1,100	545,336
		5,100,860
Pharmaceuticals - 3.6%
Bristol-Myers Squibb Co.	287,917	14,217,341
Eli Lilly & Co.	15,800	9,338,432
GSK PLC sponsored ADR	212,030	7,630,960
Johnson & Johnson	54,187	8,380,561
Sanofi SA sponsored ADR	12,700	593,725
UCB SA	29,800	2,200,546
		42,361,565
TOTAL HEALTH CARE		147,683,076
INDUSTRIALS - 15.4%
Aerospace & Defense - 3.9%
Airbus Group NV	49,300	7,326,612
General Dynamics Corp.	13,129	3,242,469
Howmet Aerospace, Inc.	2,300	120,980
Huntington Ingalls Industries, Inc.	10,319	2,445,809
Safran SA	8,000	1,406,617
Textron, Inc.	10,600	812,596
The Boeing Co. (b)	132,167	30,613,842
		45,968,925
Air Freight & Logistics - 1.5%
FedEx Corp.	21,892	5,666,306
United Parcel Service, Inc. Class B	82,563	12,517,376
		18,183,682
Building Products - 0.1%
Johnson Controls International PLC	15,400	813,120
Commercial Services & Supplies - 0.2%
ACV Auctions, Inc. Class A (b)	86,600	1,353,558
Veralto Corp.	7,633	589,649
		1,943,207
Electrical Equipment - 1.5%
Acuity Brands, Inc.	18,456	3,308,423
Hubbell, Inc. Class B	11,785	3,535,500
Regal Rexnord Corp.	21,600	2,587,680
Vertiv Holdings Co.	180,100	7,863,166
		17,294,769
Ground Transportation - 0.4%
Knight-Swift Transportation Holdings, Inc. Class A	85,158	4,579,797
Industrial Conglomerates - 6.7%
3M Co.	9,559	947,010
General Electric Co.	636,613	77,539,463
		78,486,473
Machinery - 0.8%
Chart Industries, Inc. (b)(c)	12,000	1,560,360
Cummins, Inc.	7,000	1,569,120
Fortive Corp.	30,400	2,096,992
Nordson Corp.	2,000	470,680
Otis Worldwide Corp.	19,696	1,689,720
Stanley Black & Decker, Inc. (c)	10,800	981,720
Westinghouse Air Brake Tech Co.	11,445	1,334,029
		9,702,621
Passenger Airlines - 0.1%
Copa Holdings SA Class A	3,200	296,448
Ryanair Holdings PLC sponsored ADR (b)	9,400	1,111,268
		1,407,716
Professional Services - 0.2%
Equifax, Inc.	4,200	914,382
Genpact Ltd.	42,200	1,433,112
Paycom Software, Inc.	3,200	581,312
		2,928,806
Trading Companies & Distributors - 0.0%
Beijer Ref AB (B Shares)	46,900	518,387
TOTAL INDUSTRIALS		181,827,503
INFORMATION TECHNOLOGY - 18.4%
IT Services - 0.4%
EPAM Systems, Inc. (b)	3,000	774,570
IBM Corp.	11,500	1,823,440
Snowflake, Inc. (b)	800	150,144
Twilio, Inc. Class A (b)	24,000	1,552,320
		4,300,474
Semiconductors & Semiconductor Equipment - 3.8%
Analog Devices, Inc.	12,318	2,258,875
Applied Materials, Inc.	24,216	3,627,072
Broadcom, Inc.	4,100	3,795,493
Lam Research Corp.	4,500	3,221,640
Marvell Technology, Inc.	136,401	7,601,628
NVIDIA Corp.	34,220	16,004,694
Qualcomm, Inc.	33,501	4,323,304
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	37,700	3,668,587
		44,501,293
Software - 11.0%
Adobe, Inc. (b)	19,900	12,159,099
Autodesk, Inc. (b)	13,341	2,914,075
DoubleVerify Holdings, Inc. (b)	16,500	547,800
Elastic NV (b)	32,800	2,635,808
Intuit, Inc.	6,700	3,828,782
Microsoft Corp.	242,153	91,754,194
PTC, Inc. (b)	9,300	1,463,448
Sage Group PLC	63,500	906,272
Salesforce, Inc. (b)	4,500	1,133,550
SAP SE sponsored ADR (c)	70,817	11,268,401
Workday, Inc. Class A (b)	3,300	893,376
		129,504,805
Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	195,568	37,148,142
Samsung Electronics Co. Ltd.	22,520	1,261,266
		38,409,408
TOTAL INFORMATION TECHNOLOGY		216,715,980
MATERIALS - 2.0%
Chemicals - 0.5%
DuPont de Nemours, Inc.	65,500	4,685,870
LyondellBasell Industries NV Class A	3,787	360,144
Sherwin-Williams Co.	2,100	585,480
		5,631,494
Metals & Mining - 1.5%
First Quantum Minerals Ltd.	545,500	4,466,270
Freeport-McMoRan, Inc.	315,804	11,785,805
Ivanhoe Mines Ltd. (b)	231,700	2,067,790
		18,319,865
TOTAL MATERIALS		23,951,359
REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
American Tower Corp.	15,009	3,133,579
Crown Castle International Corp.	40,100	4,702,928
Equinix, Inc.	442	360,234
Simon Property Group, Inc.	39,100	4,883,199
		13,079,940
UTILITIES - 1.1%
Electric Utilities - 1.1%
Duke Energy Corp.	2,600	239,928
Entergy Corp.	8,900	902,549
PG&E Corp.	68,500	1,176,145
Southern Co.	139,600	9,908,808
		12,227,430
Multi-Utilities - 0.0%
Sempra	4,068	296,435
TOTAL UTILITIES		12,523,865
TOTAL COMMON STOCKS (Cost $718,071,421)		1,134,520,447

Preferred Stocks - 0.2%
	Shares	Value ($)
Convertible Preferred Stocks - 0.0%
COMMUNICATION SERVICES - 0.0%
Interactive Media & Services - 0.0%
Reddit, Inc. Series E (b)(d)(e)	1,200	37,692

Nonconvertible Preferred Stocks - 0.2%
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Embraer SA sponsored ADR (b)	119,400	2,088,306

TOTAL PREFERRED STOCKS (Cost $1,471,102)		2,125,998

Money Market Funds - 3.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	39,329,969	39,337,835
Fidelity Securities Lending Cash Central Fund 5.39% (f)(g)	6,522,179	6,522,831
TOTAL MONEY MARKET FUNDS (Cost $45,860,666)		45,860,666

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $765,403,189)	1,182,507,111
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(4,511,515)
NET ASSETS - 100.0%	1,177,995,596

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,733,306 or 0.1% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $37,692 or 0.0% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Reddit, Inc. Series E	5/18/21	50,969

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	40,544,606	85,956,240	87,163,011	2,138,109	-	-	39,337,835	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	3,679,031	110,671,812	107,828,012	76,585	-	-	6,522,831	0.0%
Total	44,223,637	196,628,052	194,991,023	2,214,694	-	-	45,860,666

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	115,766,994	108,325,148	7,404,154	37,692
Consumer Discretionary	41,608,259	41,371,877	236,382	-
Consumer Staples	62,853,255	62,853,255	-	-
Energy	121,103,941	121,103,941	-	-
Financials	197,443,967	197,443,967	-	-
Health Care	147,683,076	147,683,076	-	-
Industrials	183,915,809	175,182,580	8,733,229	-
Information Technology	216,715,980	216,715,980	-	-
Materials	23,951,359	23,951,359	-	-
Real Estate	13,079,940	13,079,940	-	-
Utilities	12,523,865	12,523,865	-	-

Money Market Funds	45,860,666	45,860,666	-	-
Total Investments in Securities:	1,182,507,111	1,166,095,654	16,373,765	37,692
Financial Statements
Statement of Assets and Liabilities
		November 30, 2023

Assets
Investment in securities, at value (including securities loaned of $6,432,181) - See accompanying schedule:
Unaffiliated issuers (cost $719,542,523)	$1,136,646,445
Fidelity Central Funds (cost $45,860,666)	45,860,666

Total Investment in Securities (cost $765,403,189)		$1,182,507,111
Receivable for investments sold		1,010,430
Receivable for fund shares sold		1,192,421
Dividends receivable		2,784,489
Distributions receivable from Fidelity Central Funds		168,570
Prepaid expenses		1,333
Total assets		1,187,664,354
Liabilities
Payable for investments purchased	$1,268,059
Payable for fund shares redeemed	712,457
Accrued management fee	673,074
Distribution and service plan fees payable	256,262
Other affiliated payables	181,222
Other payables and accrued expenses	52,709
Collateral on securities loaned	6,524,975
Total Liabilities		9,668,758
Net Assets		$1,177,995,596
Net Assets consist of:
Paid in capital		$723,069,555
Total accumulated earnings (loss)		454,926,041
Net Assets		$1,177,995,596

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($608,811,023 ÷ 15,361,486 shares)(a)		$39.63
Maximum offering price per share (100/94.25 of $39.63)		$42.05
Class M :
Net Asset Value and redemption price per share ($169,909,961 ÷ 4,302,422 shares)(a)		$39.49
Maximum offering price per share (100/96.50 of $39.49)		$40.92
Class C :
Net Asset Value and offering price per share ($78,499,378 ÷ 2,301,039 shares)(a)		$34.11
Class I :
Net Asset Value, offering price and redemption price per share ($263,768,542 ÷ 6,208,533 shares)		$42.48
Class Z :
Net Asset Value, offering price and redemption price per share ($57,006,692 ÷ 1,342,719 shares)		$42.46
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended November 30, 2023
Investment Income
Dividends		$19,379,899
Income from Fidelity Central Funds (including $76,585 from security lending)		2,214,694
Total Income		21,594,593
Expenses
Management fee
Basic fee	$5,728,530
Performance adjustment	1,786,889
Transfer agent fees	1,818,942
Distribution and service plan fees	3,017,772
Accounting fees	319,189
Custodian fees and expenses	37,054
Independent trustees' fees and expenses	6,232
Registration fees	96,365
Audit	64,316
Legal	6,029
Miscellaneous	4,899
Total expenses before reductions	12,886,217
Expense reductions	(69,614)
Total expenses after reductions		12,816,603
Net Investment income (loss)		8,777,990
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	34,455,417
Foreign currency transactions	7,050
Total net realized gain (loss)		34,462,467
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	78,334,277
Assets and liabilities in foreign currencies	10,332
Total change in net unrealized appreciation (depreciation)		78,344,609
Net gain (loss)		112,807,076
Net increase (decrease) in net assets resulting from operations		$121,585,066
Statement of Changes in Net Assets

	Year ended November 30, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,777,990	$10,686,103
Net realized gain (loss)	34,462,467	12,808,864
Change in net unrealized appreciation (depreciation)	78,344,609	(9,405,688)
Net increase (decrease) in net assets resulting from operations	121,585,066	14,089,279
Distributions to shareholders	(21,109,328)	(67,019,635)

Share transactions - net increase (decrease)	27,953,133	70,348,927
Total increase (decrease) in net assets	128,428,871	17,418,571

Net Assets
Beginning of period	1,049,566,725	1,032,148,154
End of period	$1,177,995,596	$1,049,566,725

Financial Highlights
Fidelity Advisor® Large Cap Fund Class A

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$36.29	$38.14	$31.98	$32.80	$33.76
Income from Investment Operations
Net investment income (loss) A,B	.30	.38	.62 C	.50	.51
Net realized and unrealized gain (loss)	3.79	.28	7.29	1.36	2.97
Total from investment operations	4.09	.66	7.91	1.86	3.48
Distributions from net investment income	(.38)	(.61)	(.57)	(.60)	(.45)
Distributions from net realized gain	(.37)	(1.90)	(1.18)	(2.08)	(3.99)
Total distributions	(.75)	(2.51)	(1.75)	(2.68)	(4.44)
Net asset value, end of period	$39.63	$36.29	$38.14	$31.98	$32.80
Total Return D,E	11.62%	1.49%	25.87%	5.91%	14.19%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.16%	.92%	.80%	.75%	.91%
Expenses net of fee waivers, if any	1.15%	.91%	.80%	.75%	.91%
Expenses net of all reductions	1.15%	.91%	.80%	.75%	.90%
Net investment income (loss)	.82%	1.07%	1.67% C	1.76%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$608,811	$532,911	$468,894	$389,143	$423,325
Portfolio turnover rate H	13%	11%	17%	22%	28% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.22 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.07%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Large Cap Fund Class M

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$36.14	$37.99	$31.86	$32.69	$33.63
Income from Investment Operations
Net investment income (loss) A,B	.21	.29	.52 C	.42	.43
Net realized and unrealized gain (loss)	3.78	.27	7.28	1.35	2.98
Total from investment operations	3.99	.56	7.80	1.77	3.41
Distributions from net investment income	(.27)	(.52)	(.49)	(.52)	(.36)
Distributions from net realized gain	(.37)	(1.90)	(1.18)	(2.08)	(3.99)
Total distributions	(.64)	(2.41) D	(1.67)	(2.60)	(4.35)
Net asset value, end of period	$39.49	$36.14	$37.99	$31.86	$32.69
Total Return E,F	11.36%	1.23%	25.55%	5.62%	13.93%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.41%	1.17%	1.05%	1.01%	1.17%
Expenses net of fee waivers, if any	1.40%	1.16%	1.05%	1.01%	1.16%
Expenses net of all reductions	1.40%	1.16%	1.05%	1.00%	1.16%
Net investment income (loss)	.58%	.83%	1.42% C	1.50%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$169,910	$166,368	$176,983	$153,918	$175,139
Portfolio turnover rate I	13%	11%	17%	22%	28% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.22 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .82%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Large Cap Fund Class C

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$31.34	$33.25	$28.08	$29.09	$30.44
Income from Investment Operations
Net investment income (loss) A,B	.02	.09	.29 C	.25	.25
Net realized and unrealized gain (loss)	3.27	.24	6.40	1.18	2.60
Total from investment operations	3.29	.33	6.69	1.43	2.85
Distributions from net investment income	(.15)	(.34)	(.34)	(.36)	(.21)
Distributions from net realized gain	(.37)	(1.90)	(1.18)	(2.08)	(3.99)
Total distributions	(.52)	(2.24)	(1.52)	(2.44)	(4.20)
Net asset value, end of period	$34.11	$31.34	$33.25	$28.08	$29.09
Total Return D,E	10.77%	.70%	24.90%	5.10%	13.33%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.93%	1.69%	1.57%	1.53%	1.67%
Expenses net of fee waivers, if any	1.93%	1.68%	1.57%	1.52%	1.67%
Expenses net of all reductions	1.93%	1.68%	1.57%	1.52%	1.67%
Net investment income (loss)	.05%	.30%	.90% C	.98%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$78,499	$81,509	$89,886	$88,926	$119,072
Portfolio turnover rate H	13%	11%	17%	22%	28% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.19 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .30%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Large Cap Fund Class I

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$38.83	$40.63	$33.94	$34.63	$35.37
Income from Investment Operations
Net investment income (loss) A,B	.43	.51	.76 C	.61	.62
Net realized and unrealized gain (loss)	4.04	.30	7.76	1.44	3.17
Total from investment operations	4.47	.81	8.52	2.05	3.79
Distributions from net investment income	(.45)	(.71)	(.64)	(.66)	(.54)
Distributions from net realized gain	(.37)	(1.90)	(1.18)	(2.08)	(3.99)
Total distributions	(.82)	(2.61)	(1.83) D	(2.74)	(4.53)
Net asset value, end of period	$42.48	$38.83	$40.63	$33.94	$34.63
Total Return E	11.90%	1.77%	26.22%	6.17%	14.54%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.90%	.65%	.54%	.48%	.64%
Expenses net of fee waivers, if any	.89%	.65%	.54%	.48%	.64%
Expenses net of all reductions	.89%	.65%	.54%	.48%	.64%
Net investment income (loss)	1.08%	1.34%	1.93% C	2.03%	1.98%
Supplemental Data
Net assets, end of period (000 omitted)	$263,769	$224,889	$257,331	$206,090	$301,067
Portfolio turnover rate H	13%	11%	17%	22%	28% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.24 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.33%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Large Cap Fund Class Z

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$38.81	$40.61	$33.93	$34.64	$35.41
Income from Investment Operations
Net investment income (loss) A,B	.48	.55	.81 C	.64	.66
Net realized and unrealized gain (loss)	4.04	.30	7.74	1.45	3.16
Total from investment operations	4.52	.85	8.55	2.09	3.82
Distributions from net investment income	(.50)	(.76)	(.69)	(.72)	(.60)
Distributions from net realized gain	(.37)	(1.90)	(1.18)	(2.08)	(3.99)
Total distributions	(.87)	(2.65) D	(1.87)	(2.80)	(4.59)
Net asset value, end of period	$42.46	$38.81	$40.61	$33.93	$34.64
Total Return E	12.06%	1.88%	26.36%	6.30%	14.67%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.78%	.53%	.42%	.36%	.51%
Expenses net of fee waivers, if any	.77%	.53%	.42%	.36%	.51%
Expenses net of all reductions	.77%	.53%	.42%	.36%	.51%
Net investment income (loss)	1.20%	1.46%	2.05% C	2.15%	2.11%
Supplemental Data
Net assets, end of period (000 omitted)	$57,007	$43,889	$39,055	$30,308	$28,596
Portfolio turnover rate H	13%	11%	17%	22%	28% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.24 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.45%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended November 30, 2023

1. Organization.
Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$454,881,687
Gross unrealized depreciation	(39,774,802)
Net unrealized appreciation (depreciation)	$415,106,885
Tax Cost	$767,400,226

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,157,338
Undistributed long-term capital gain	$31,696,072
Net unrealized appreciation (depreciation) on securities and other investments	$415,099,441

The tax character of distributions paid was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$10,390,829	$17,244,942
Long-term Capital Gains	10,718,499	49,774,693
Total	$21,109,328	$67,019,635

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Large Cap Fund	155,204,259	136,555,410
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,399,093	$27,957
Class M	.25%	.25%	827,648	4,496
Class C	.75%	.25%	791,031	87,378
			$3,017,772	$119,831

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$181,129
Class M	9,934
Class CA	2,182
$193,245
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$971,143.17
Class M	284,318.17
Class C	153,029.19
Class I	389,623.16
Class Z	20,829.04
	$1,818,942

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1712%
Class M	.1691%
Class C	.1911%
Class I	.1622%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Large Cap Fund	.03

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Advisor Large Cap Fund	.0289%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Large Cap Fund	$2,739

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Large Cap Fund	11,841,239	3,202,059	739,596
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Large Cap Fund	$1,935
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Large Cap Fund	$7,669	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class A	$467
Class M	3,357
$3,824

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $65,790.

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Large Cap Fund
Distributions to shareholders
Class A	$10,995,838	$30,944,684
Class M	2,923,336	11,170,201
Class C	1,372,106	5,966,361
Class I	4,801,903	16,368,054
Class Z	1,016,145	2,570,335
Total	$21,109,328	$67,019,635
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2023	Year ended November 30, 2022	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Large Cap Fund
Class A
Shares sold	2,807,564	3,626,974	$103,049,397	$128,966,334
Reinvestment of distributions	303,648	779,090	10,211,667	29,356,126
Shares redeemed	(2,434,322)	(2,014,687)	(88,871,917)	(70,920,013)
Net increase (decrease)	676,890	2,391,377	$24,389,147	$87,402,447
Class M
Shares sold	342,729	379,641	$12,674,254	$13,633,890
Reinvestment of distributions	85,769	292,695	2,880,972	11,008,245
Shares redeemed	(728,972)	(727,664)	(26,964,973)	(25,981,535)
Net increase (decrease)	(300,474)	(55,328)	$(11,409,747)	$(1,339,400)
Class C
Shares sold	556,640	660,665	$17,464,429	$20,016,036
Reinvestment of distributions	44,771	175,143	1,305,531	5,739,439
Shares redeemed	(900,797)	(938,456)	(28,576,810)	(28,835,259)
Net increase (decrease)	(299,386)	(102,648)	$(9,806,850)	$(3,079,784)
Class I
Shares sold	1,808,651	2,154,388	$71,353,892	$82,102,984
Reinvestment of distributions	111,978	355,420	4,027,848	14,291,444
Shares redeemed	(1,504,177)	(3,050,691)	(59,011,039)	(115,517,358)
Net increase (decrease)	416,452	(540,883)	$16,370,701	$(19,122,930)
Class Z
Shares sold	456,929	296,020	$18,091,935	$11,181,715
Reinvestment of distributions	25,887	57,903	929,329	2,324,789
Shares redeemed	(271,001)	(184,633)	(10,611,382)	(7,017,910)
Net increase (decrease)	211,815	169,290	$8,409,882	$6,488,594
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Large Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 to November 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period- C June 1, 2023 to November 30, 2023
Fidelity Advisor® Large Cap Fund
Class A	1.16%
Actual		$ 1,000	$ 1,097.20	$ 6.10
Hypothetical-B		$ 1,000	$ 1,019.25	$ 5.87
Class M	1.41%
Actual		$ 1,000	$ 1,096.00	$ 7.41
Hypothetical-B		$ 1,000	$ 1,018.00	$ 7.13
Class C	1.93%
Actual		$ 1,000	$ 1,092.90	$ 10.13
Hypothetical-B		$ 1,000	$ 1,015.39	$ 9.75
Class I	.90%
Actual		$ 1,000	$ 1,098.50	$ 4.73
Hypothetical-B		$ 1,000	$ 1,020.56	$ 4.56
Class Z	.78%
Actual		$ 1,000	$ 1,099.40	$ 4.11
Hypothetical-B		$ 1,000	$ 1,021.16	$ 3.95

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2023, $33,546,264, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Large Cap Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I, which was selected because it was the largest class without12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Class I, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Class I of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Class I of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Class I of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Class I of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection its consideration of the fund's performance adjustment, the Board noted that the performance of Class I is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of Class I as the basis for the performance adjustment. The Board noted that Class I is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of Class I as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.539156.126
LC-ANN-0124
Fidelity Advisor® Growth Opportunities Fund

Annual Report
November 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	17.47%	14.94%	14.48%
Class M (incl. 3.50% sales charge)	19.98%	15.21%	14.49%
Class C (incl. contingent deferred sales charge)	22.70%	15.44%	14.47%
Class I	24.96%	16.61%	15.47%
Class Z	25.12%	16.75%	15.62%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth Opportunities Fund - Class A, a class of the fund, on November 30, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.84% for the 12 months ending November 30, 2023, according to the S&P 500® index, as a slowing in the pace of inflation and a resilient U.S. economy provided a favorable backdrop for higher-risk assets for much of 2023. After returning -18.11% in 2022, the index's upturn was mostly driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and twice deciding to hold rates at a 22-year high while it observes the effect on inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 9.13% in November. By sector for the full 12 months, information technology (+41%) and communications services (+37%) led the way, followed by consumer discretionary (+20%). In contrast, the defensive-oriented utilities (-9%) and consumer staples (-5%) sectors lagged most the past 12 months.
Comments from Co-Managers Kyle Weaver and Becky Baker:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 24% to 25%, versus 26.17% for the benchmark Russell 1000® Growth Index. Security selection was the primary detractor versus the benchmark, especially within financials. Stock picks and an overweight in energy also hurt. Stock picking in communication services also hampered the fund's result. The biggest individual relative detractor was a stake in Antero Resources (-36%). This period we decreased our investment in Antero Resources. A non-benchmark stake in T-Mobile returned 0% and was the second-largest relative detractor. T-Mobile was one of the fund's largest holdings. Another notable relative detractor was our non-benchmark stake in Sea (-38%). This period we increased our stake in Sea. In contrast, the biggest contributors to performance versus the benchmark were picks and an underweight in industrials. An underweight in consumer staples and an overweight in communication services also boosted the fund's relative performance. The top individual relative contributor was an overweight in Nvidia (+176%). Nvidia was among our biggest holdings. The second-largest relative contributor was an overweight in Uber Technologies (+93%). Uber was one of our largest holdings. An overweight in Meta Platforms (+176%) also contributed. Meta was one of the fund's biggest holdings. Notable changes in positioning include decreased exposure to the energy sector and a higher allocation to communication services.
Note to shareholders:
On November 14, 2023, Becky Baker assumed co-management responsibilities for the fund, joining Co-Manager Kyle Weaver.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consolidated Investment Summary November 30, 2023 (Unaudited)

Top Holdings (% of Fund's net assets)

Microsoft Corp.	10.7
NVIDIA Corp.	8.0
Amazon.com, Inc.	5.0
Alphabet, Inc. Class C	4.9
Meta Platforms, Inc. Class A	4.9
Uber Technologies, Inc.	3.4
Roku, Inc. Class A	3.2
T-Mobile U.S., Inc.	2.9
UnitedHealth Group, Inc.	2.3
Apple, Inc.	2.2
47.5

Market Sectors (% of Fund's net assets)

Information Technology	40.2
Communication Services	21.6
Health Care	10.8
Financials	8.9
Consumer Discretionary	7.7
Industrials	7.0
Energy	1.2
Utilities	1.2
Consumer Staples	0.7
Real Estate	0.4
Materials	0.1

Asset Allocation (% of Fund's net assets)

Consolidated Schedule of Investments November 30, 2023
Showing Percentage of Net Assets
Common Stocks - 97.1%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 21.3%
Entertainment - 4.7%
Netflix, Inc. (a)	203,100	96,263
Roku, Inc. Class A (a)(b)	5,359,420	558,452
Sea Ltd. ADR (a)	4,269,384	154,637
		809,352
Interactive Media & Services - 13.3%
Alphabet, Inc.:
Class A (a)	2,673,760	354,353
Class C (a)	6,376,180	853,898
Epic Games, Inc. (a)(c)(d)	56,200	33,212
Meta Platforms, Inc. Class A (a)	2,575,485	842,570
Snap, Inc. Class A (a)	10,559,743	146,041
Zoominfo Technologies, Inc. (a)	5,262,500	75,622
		2,305,696
Media - 0.4%
Charter Communications, Inc. Class A (a)	39,400	15,765
Magnite, Inc. (a)(b)	5,285,531	42,707
The Trade Desk, Inc. (a)	25,600	1,804
		60,276
Wireless Telecommunication Services - 2.9%
T-Mobile U.S., Inc.	3,369,325	506,915
TOTAL COMMUNICATION SERVICES		3,682,239
CONSUMER DISCRETIONARY - 7.5%
Automobiles - 0.0%
Neutron Holdings, Inc. (a)(c)(d)	474,927	15
Rad Power Bikes, Inc. (c)(d)	382,384	161
Rad Power Bikes, Inc. warrants 10/6/33 (a)(c)(d)	449,400	1,029
Tesla, Inc. (a)	6,940	1,666
		2,871
Broadline Retail - 5.0%
Amazon.com, Inc. (a)	5,946,340	868,701
Hotels, Restaurants & Leisure - 0.0%
Doordash, Inc. (a)	41,500	3,900
Sonder Holdings, Inc.:
Stage 1 rights (a)(d)	15,489	0
Stage 2 rights (a)(d)	15,488	0
Stage 3 rights (a)(d)	15,488	0
Stage 4 rights (a)(d)	15,488	0
Stage 5:
rights (a)(d)	15,488	0
rights (a)(d)	15,488	0
		3,900
Household Durables - 0.0%
D.R. Horton, Inc.	13,500	1,724
Lennar Corp. Class A	19,600	2,507
		4,231
Specialty Retail - 2.0%
Auto1 Group SE (a)(e)	5,356,998	33,704
Carvana Co. Class A (a)(b)	2,328,300	72,922
Floor & Decor Holdings, Inc. Class A (a)(b)	1,534,500	140,729
Lowe's Companies, Inc.	328,600	65,336
Wayfair LLC Class A (a)	433,529	24,191
		336,882
Textiles, Apparel & Luxury Goods - 0.5%
Bombas LLC (a)(c)(d)	5,086,874	14,650
lululemon athletica, Inc. (a)	132,810	59,340
		73,990
TOTAL CONSUMER DISCRETIONARY		1,290,575
CONSUMER STAPLES - 0.6%
Beverages - 0.2%
The Coca-Cola Co.	428,400	25,036
Consumer Staples Distribution & Retail - 0.4%
BJ's Wholesale Club Holdings, Inc. (a)	1,054,200	68,080
Maplebear, Inc. (b)	39,000	943
Maplebear, Inc. (unlisted)	357,608	7,785
		76,808
Food Products - 0.0%
Bowery Farming, Inc. warrants (a)(c)(d)	219,265	906
Tobacco - 0.0%
JUUL Labs, Inc. Class B (a)(c)(d)	2,772	3
TOTAL CONSUMER STAPLES		102,753
ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Antero Resources Corp. (a)	2,635,247	62,271
Canadian Natural Resources Ltd.	482,600	32,225
Hess Corp.	242,645	34,106
Ovintiv, Inc.	894,500	39,662
Tourmaline Oil Corp. (b)	891,700	43,161
		211,425
FINANCIALS - 8.6%
Banks - 0.2%
Starling Bank Ltd. Series D (a)(c)(d)	6,988,700	26,557
Capital Markets - 0.7%
LPL Financial	570,200	126,755
Financial Services - 7.7%
Apollo Global Management, Inc.	204,000	18,768
Block, Inc. Class A (a)	4,432,500	281,153
Dlocal Ltd. (a)	4,911,117	84,717
Fiserv, Inc. (a)	1,334,000	174,234
Global Payments, Inc.	1,801,300	209,743
Marqeta, Inc. Class A (a)	21,198,352	134,610
MasterCard, Inc. Class A	238,512	98,703
PayPal Holdings, Inc. (a)	31,000	1,786
Rapyd Financial Network 2016 Ltd. (a)(c)(d)	340,545	23,038
Repay Holdings Corp. (a)	3,824,627	28,685
Visa, Inc. Class A	1,057,661	271,480
		1,326,917
TOTAL FINANCIALS		1,480,229
HEALTH CARE - 10.7%
Biotechnology - 1.6%
Alnylam Pharmaceuticals, Inc. (a)	97,735	16,444
ALX Oncology Holdings, Inc. (a)	900,500	7,060
Argenx SE ADR (a)	100,199	45,151
Ascendis Pharma A/S sponsored ADR (a)	67,662	6,795
Celldex Therapeutics, Inc. (a)	915,900	27,669
Cytokinetics, Inc. (a)	1,061,100	35,526
Icosavax, Inc. (a)	1,734,129	17,549
Keros Therapeutics, Inc. (a)	277,800	8,428
Moderna, Inc. (a)	116,900	9,083
Nuvalent, Inc. Class A (a)	338,976	22,159
Regeneron Pharmaceuticals, Inc. (a)	20,700	17,053
Vaxcyte, Inc. (a)	1,130,143	58,508
Zentalis Pharmaceuticals, Inc. (a)	886,900	9,978
		281,403
Health Care Equipment & Supplies - 2.8%
Baxter International, Inc.	47,300	1,707
Blink Health LLC Series A1 (a)(c)(d)	56,119	2,634
Boston Scientific Corp. (a)	5,758,374	321,836
Inspire Medical Systems, Inc. (a)	7,700	1,119
Penumbra, Inc. (a)	357,063	79,300
TransMedics Group, Inc. (a)	1,124,817	85,126
		491,722
Health Care Providers & Services - 4.2%
agilon health, Inc. (a)(b)	7,247,676	76,970
Alignment Healthcare, Inc. (a)	986,100	7,396
Centene Corp. (a)	1,156,544	85,214
Humana, Inc.	339,560	164,639
UnitedHealth Group, Inc.	709,967	392,590
		726,809
Life Sciences Tools & Services - 0.8%
Danaher Corp.	290,300	64,827
Thermo Fisher Scientific, Inc.	136,200	67,523
		132,350
Pharmaceuticals - 1.3%
Eli Lilly & Co.	322,000	190,315
Novo Nordisk A/S Series B	162,200	16,571
Structure Therapeutics, Inc. ADR	263,100	14,652
		221,538
TOTAL HEALTH CARE		1,853,822
INDUSTRIALS - 6.3%
Aerospace & Defense - 0.7%
Space Exploration Technologies Corp. Class A (a)(c)(d)	85,000	6,885
The Boeing Co. (a)	492,000	113,962
		120,847
Building Products - 0.0%
Builders FirstSource, Inc. (a)	12,700	1,703
Commercial Services & Supplies - 0.3%
ACV Auctions, Inc. Class A (a)	2,649,200	41,407
Veralto Corp.	86,466	6,679
		48,086
Electrical Equipment - 1.4%
Bloom Energy Corp. Class A (a)(b)	1,484,400	21,435
Eaton Corp. PLC	114,900	26,162
Nextracker, Inc. Class A	59,400	2,414
Sunrun, Inc. (a)	88,600	1,143
Vertiv Holdings Co.	4,375,200	191,021
		242,175
Ground Transportation - 3.9%
Bird Global, Inc.:
Stage 1 rights (a)(d)	4,240	0
Stage 2 rights (a)(d)	4,240	0
Stage 3 rights (a)(d)	4,240	0
Lyft, Inc. (a)	6,895,954	80,890
Uber Technologies, Inc. (a)	10,567,881	595,817
		676,707
Machinery - 0.0%
Symbotic, Inc. (a)(b)	37,200	1,967
TOTAL INDUSTRIALS		1,091,485
INFORMATION TECHNOLOGY - 39.3%
Communications Equipment - 0.2%
Lumentum Holdings, Inc. (a)	953,500	40,810
Electronic Equipment, Instruments & Components - 2.3%
Coherent Corp. (a)	654,600	24,083
Flex Ltd. (a)	11,625,999	295,882
Jabil, Inc.	657,700	75,846
		395,811
IT Services - 1.8%
Accenture PLC Class A	51,300	17,090
EPAM Systems, Inc. (a)	504,037	130,137
MongoDB, Inc. Class A (a)	391,900	162,929
Snowflake, Inc. (a)	54,500	10,229
		320,385
Semiconductors & Semiconductor Equipment - 15.5%
Advanced Micro Devices, Inc. (a)	2,273,100	275,409
Applied Materials, Inc.	273,901	41,025
Arm Holdings Ltd. ADR (b)	148,600	9,139
First Solar, Inc. (a)	11,100	1,751
GaN Systems, Inc. (d)	1,457,290	147
GaN Systems, Inc. (d)	1,457,290	0
GlobalFoundries, Inc. (a)	819,500	43,999
Marvell Technology, Inc.	4,434,130	247,114
NVIDIA Corp.	2,960,572	1,384,660
NXP Semiconductors NV	1,437,067	293,277
ON Semiconductor Corp. (a)	3,828,761	273,106
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,068,700	103,995
		2,673,622
Software - 17.2%
Adobe, Inc. (a)	220,100	134,483
Autodesk, Inc. (a)	37,500	8,191
Cadence Design Systems, Inc. (a)	6,400	1,749
Confluent, Inc. (a)	100,000	2,122
Convoy, Inc. warrants (a)(c)(d)	68,035	0
CoreWeave, Inc. (c)(d)	10,181	3,155
Datadog, Inc. Class A (a)	914,200	106,568
DoubleVerify Holdings, Inc. (a)	1,126,845	37,411
Dynatrace, Inc. (a)	2,112,464	113,122
HubSpot, Inc. (a)	160,549	79,300
Intapp, Inc. (a)	1,473,769	55,266
Intuit, Inc.	166,208	94,981
Klaviyo, Inc. Class A	38,300	1,135
Microsoft Corp.	4,861,615	1,842,116
Oracle Corp.	1,338,200	155,512
Palo Alto Networks, Inc. (a)	112,300	33,139
Pine Labs Private Ltd. (a)(c)(d)	16,636	5,421
Salesforce, Inc. (a)	511,938	128,957
Samsara, Inc. (a)	62,900	1,732
ServiceNow, Inc. (a)	242,758	166,469
Stripe, Inc. Class B (a)(c)(d)	73,500	1,618
		2,972,447
Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	1,959,760	372,256
Pure Storage, Inc. Class A (a)	750,200	24,989
		397,245
TOTAL INFORMATION TECHNOLOGY		6,800,320
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
American Tower Corp.	309,000	64,513
UTILITIES - 1.2%
Electric Utilities - 1.2%
Constellation Energy Corp.	727,733	88,085
PG&E Corp.	6,632,800	113,885
		201,970
TOTAL COMMON STOCKS (Cost $10,037,340)		16,779,331

Preferred Stocks - 2.6%
	Shares	Value ($) (000s)
Convertible Preferred Stocks - 2.1%
COMMUNICATION SERVICES - 0.3%
Interactive Media & Services - 0.3%
ByteDance Ltd. Series E1 (a)(c)(d)	116,411	29,592
Reddit, Inc. Series F (a)(c)(d)	793,873	24,936
		54,528
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(a)(c)(d)	49,852	21
Series C(a)(c)(d)	196,163	141
Series D(a)(c)(d)	415,700	432
		594
Broadline Retail - 0.1%
Meesho Series F (a)(c)(d)	243,800	15,813

TOTAL CONSUMER DISCRETIONARY		16,407

CONSUMER STAPLES - 0.1%
Consumer Staples Distribution & Retail - 0.0%
GoBrands, Inc. Series G (a)(c)(d)	70,400	3,661

Food Products - 0.1%
Bowery Farming, Inc.:
Series C1(a)(c)(d)	404,785	3,218
Series D1(c)(d)	219,265	1,166
		4,384
Tobacco - 0.0%
JUUL Labs, Inc.:
Series C(a)(c)(d)	566,439	606
Series D(a)(c)(d)	3,671	4
		610
TOTAL CONSUMER STAPLES		8,655

FINANCIALS - 0.0%
Financial Services - 0.0%
Circle Internet Financial Ltd. Series F (a)(c)(d)	155,650	3,175
Tenstorrent Holdings, Inc. Series C1 (c)(d)	63,679	3,566
		6,741
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Blink Health LLC Series C (a)(c)(d)	234,164	10,989

Health Care Technology - 0.0%
Aledade, Inc. Series E1 (a)(c)(d)	153,312	7,261

TOTAL HEALTH CARE		18,250

INDUSTRIALS - 0.7%
Aerospace & Defense - 0.5%
Relativity Space, Inc. Series E (a)(c)(d)	1,068,417	22,693
Space Exploration Technologies Corp.:
Series I(a)(c)(d)	16,438	13,315
Series N(a)(c)(d)	51,400	41,634
		77,642
Construction & Engineering - 0.2%
Beta Technologies, Inc. Series A (a)(c)(d)	441,839	39,783

TOTAL INDUSTRIALS		117,425

INFORMATION TECHNOLOGY - 0.7%
Electronic Equipment, Instruments & Components - 0.1%
CelLink Corp. Series D (a)(c)(d)	380,829	3,789
Enevate Corp. Series E (a)(c)(d)	7,873,996	6,614
VAST Data Ltd.:
Series A(c)(d)	54,250	597
Series A1(c)(d)	133,528	1,469
Series A2(c)(d)	153,600	1,690
Series B(c)(d)	122,222	1,344
Series C(c)(d)	3,563	39
Series E(c)(d)	116,791	2,569
		18,111
IT Services - 0.0%
Yanka Industries, Inc.:
Series E(a)(c)(d)	341,047	2,381
Series F(a)(c)(d)	380,955	2,659
		5,040
Semiconductors & Semiconductor Equipment - 0.1%
SiMa.ai:
Series B(a)(c)(d)	1,198,500	7,658
Series B1(a)(c)(d)	171,099	1,266
Xsight Labs Ltd. Series D (a)(c)(d)	501,100	2,260
		11,184
Software - 0.5%
Bolt Technology OU Series E (a)(c)(d)	290,611	33,265
Convoy, Inc. Series D (a)(c)(d)	1,038,289	0
Databricks, Inc.:
Series G(a)(c)(d)	181,200	13,318
Series H(a)(c)(d)	32,352	2,378
Series I(c)(d)	2,463	181
Moloco, Inc. Series A (c)(d)	265,144	16,023
Mountain Digital, Inc. Series D (a)(c)(d)	896,466	13,581
Skyryse, Inc. Series B (a)(c)(d)	244,100	5,839
Stripe, Inc. Series H (a)(c)(d)	165,183	3,636
		88,221
TOTAL INFORMATION TECHNOLOGY		122,556

MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (a)(c)(d)	674,317	19,569

TOTAL CONVERTIBLE PREFERRED STOCKS		364,131
Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (a)(c)(d)	6,477,300	209
Waymo LLC Series A2 (a)(c)(d)	47,838	2,711
		2,920
FINANCIALS - 0.3%
Financial Services - 0.3%
Circle Internet Financial Ltd. Series E (a)(c)(d)	1,497,818	30,555
Thriveworks TopCo LLC Series B (a)(c)(d)(f)	764,320	8,881
		39,436
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.0%
Gupshup, Inc. (a)(c)(d)	509,400	6,368

Software - 0.2%
Pine Labs Private Ltd.:
Series 1(a)(c)(d)	39,764	12,957
Series A(a)(c)(d)	9,936	3,238
Series B(a)(c)(d)	10,808	3,522
Series B2(a)(c)(d)	8,745	2,849
Series C(a)(c)(d)	16,265	5,300
Series C1(a)(c)(d)	3,427	1,117
Series D(a)(c)(d)	3,667	1,195
		30,178
TOTAL INFORMATION TECHNOLOGY		36,546

TOTAL NONCONVERTIBLE PREFERRED STOCKS		78,902
TOTAL PREFERRED STOCKS (Cost $547,994)		443,033

Convertible Bonds - 0.1%
	Principal Amount (g) (000s)	Value ($) (000s)
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	843	1,127
4% 6/12/27 (c)(d)	232	310
5.5% 10/29/26 (c)(d)(h)	13,440	13,373
		14,810
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Convoy, Inc. 15% 9/30/26 (c)(d)	453	0
TOTAL CONVERTIBLE BONDS (Cost $14,968)		14,810

Preferred Securities - 0.0%
	Principal Amount (g) (000s)	Value ($) (000s)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc. 8% 12/31/25 (c)(d)	449	817
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Enevate Corp. 6% (c)(d)(i)	409	415
TOTAL PREFERRED SECURITIES (Cost $858)		1,232

Money Market Funds - 1.6%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.40% (j)	33,279,460	33,286
Fidelity Securities Lending Cash Central Fund 5.39% (j)(k)	248,798,571	248,823
TOTAL MONEY MARKET FUNDS (Cost $282,109)		282,109

Equity Funds - 0.0%
	Shares	Value ($) (000s)
Domestic Equity Funds - 0.0%
iShares Russell 1000 Growth Index ETF (Cost $7,503)	25,800	7,504

TOTAL INVESTMENT IN SECURITIES - 101.4% (Cost $10,890,772)	17,528,019
NET OTHER ASSETS (LIABILITIES) - (1.4)%	(246,407)
NET ASSETS - 100.0%	17,281,612

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Any values shown as $0 in the Consolidated Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $578,359,000 or 3.3% of net assets.

(d)	Level 3 security
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $33,704,000 or 0.2% of net assets.

(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(i)	Security is perpetual in nature with no stated maturity date.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Aledade, Inc. Series E1	5/20/22	7,637

Beta Technologies, Inc. Series A	4/09/21	32,374

Blink Health LLC Series A1	12/30/20	1,520

Blink Health LLC Series C	11/07/19 - 7/14/21	8,939

Bolt Technology OU Series E	1/03/22	75,500

Bombas LLC	2/16/21 - 11/12/21	24,316

Bowery Farming, Inc. Series C1	5/18/21	24,388

Bowery Farming, Inc. Series D1	10/25/23	2,072

Bowery Farming, Inc. warrants	10/25/23	0

ByteDance Ltd. Series E1	11/18/20	12,756

CelLink Corp. Series D	1/20/22	7,930

Circle Internet Financial Ltd. Series E	5/11/21	24,310

Circle Internet Financial Ltd. Series F	5/09/22	6,559

Convoy, Inc. Series D	10/30/19	14,058

Convoy, Inc. warrants	3/24/23	0

Convoy, Inc. 15% 9/30/26	3/24/23	453

CoreWeave, Inc.	11/29/23	3,155

Databricks, Inc. Series G	2/01/21	10,713

Databricks, Inc. Series H	8/31/21	2,377

Databricks, Inc. Series I	9/14/23	181

Diamond Foundry, Inc. Series C	3/15/21	16,184

Enevate Corp. Series E	1/29/21	8,730

Enevate Corp. 6%	11/02/23	409

Epic Games, Inc.	7/13/20 - 3/29/21	45,615

GoBrands, Inc. Series G	3/02/21	17,580

Gupshup, Inc.	6/08/21	11,648

JUUL Labs, Inc. Class B	11/21/17	0

JUUL Labs, Inc. Series C	5/22/15	0

JUUL Labs, Inc. Series D	6/25/18	0

Meesho Series F	9/21/21	18,693

Moloco, Inc. Series A	6/26/23	15,909

Mountain Digital, Inc. Series D	11/05/21	20,588

Neutron Holdings, Inc.	2/04/21	5

Neutron Holdings, Inc. Series 1C	7/03/18	1,184

Neutron Holdings, Inc. 4% 5/22/27	6/04/20	843

Neutron Holdings, Inc. 4% 6/12/27	6/12/20	232

Neutron Holdings, Inc. 5.5% 10/29/26	10/29/21 - 10/27/23	13,441

Pine Labs Private Ltd.	6/30/21	6,203

Pine Labs Private Ltd. Series 1	6/30/21	14,826

Pine Labs Private Ltd. Series A	6/30/21	3,705

Pine Labs Private Ltd. Series B	6/30/21	4,030

Pine Labs Private Ltd. Series B2	6/30/21	3,261

Pine Labs Private Ltd. Series C	6/30/21	6,065

Pine Labs Private Ltd. Series C1	6/30/21	1,278

Pine Labs Private Ltd. Series D	6/30/21	1,367

Rad Power Bikes, Inc.	1/21/21	1,845

Rad Power Bikes, Inc. warrants 10/6/33	10/06/23	0

Rad Power Bikes, Inc. Series A	1/21/21	240

Rad Power Bikes, Inc. Series C	1/21/21	946

Rad Power Bikes, Inc. Series D	9/17/21	3,984

Rad Power Bikes, Inc. 8% 12/31/25	10/06/23	449

Rapyd Financial Network 2016 Ltd.	3/30/21	25,000

Reddit, Inc. Series F	8/11/21	49,057

Relativity Space, Inc. Series E	5/27/21	24,397

SiMa.ai Series B	5/10/21	6,145

SiMa.ai Series B1	4/25/22 - 10/17/22	1,213

Skyryse, Inc. Series B	10/21/21	6,024

Space Exploration Technologies Corp. Class A	2/16/21	3,570

Space Exploration Technologies Corp. Series I	4/05/18	2,778

Space Exploration Technologies Corp. Series N	8/04/20	13,878

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	13,359

Stripe, Inc. Class B	5/18/21	2,949

Stripe, Inc. Series H	3/15/21 - 5/25/23	6,628

Tenstorrent Holdings, Inc. Series C1	4/23/21	3,786

Thriveworks TopCo LLC Series B	7/23/21 - 2/25/22	21,938

VAST Data Ltd. Series A	11/28/23	597

VAST Data Ltd. Series A1	11/28/23	1,469

VAST Data Ltd. Series A2	11/28/23	1,690

VAST Data Ltd. Series B	11/28/23	1,344

VAST Data Ltd. Series C	11/28/23	39

VAST Data Ltd. Series E	11/28/23	2,569

Waymo LLC Series A2	5/08/20	4,108

Xsight Labs Ltd. Series D	2/16/21	4,007

Yanka Industries, Inc. Series E	5/15/20	4,120

Yanka Industries, Inc. Series F	4/08/21	12,144

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	4,561	1,842,567	1,813,842	1,452	-	-	33,286	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	168,941	1,896,704	1,816,822	2,070	-	-	248,823	0.9%
Total	173,502	3,739,271	3,630,664	3,522	-	-	282,109

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
P3 Health Partners, Inc.	9,715	-	-	-	-	10,610	-
P3 Health Partners, Inc. Class A	-	-	3,082	-	(17,243)	-	-
Repay Holdings Corp.	46,202	5,416	15,276	-	(37,509)	29,852	-
Total	55,917	5,416	18,358	-	(54,752)	40,462	-

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	3,736,767	3,649,027	-	87,740
Consumer Discretionary	1,309,902	1,274,720	-	35,182
Consumer Staples	111,408	94,059	7,785	9,564
Energy	211,425	211,425	-	-
Financials	1,526,406	1,430,634	-	95,772
Health Care	1,872,072	1,834,617	16,571	20,884
Industrials	1,208,910	1,084,600	-	124,310
Information Technology	6,959,422	6,789,979	-	169,443
Materials	19,569	-	-	19,569
Real Estate	64,513	64,513	-	-
Utilities	201,970	201,970	-	-

Corporate Bonds	14,810	-	-	14,810

Preferred Securities	1,232	-	-	1,232

Money Market Funds	282,109	282,109	-	-

Equity Funds	7,504	7,504	-	-
Total Investments in Securities:	17,528,019	16,925,157	24,356	578,506

The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$599,099
Net Realized Gain (Loss) on Investment Securities	4,883
Net Unrealized Gain (Loss) on Investment Securities	(107,314)
Cost of Purchases	36,970
Proceeds of Sales	(20,593)
Amortization/Accretion	-
Transfers into Level 3	81,232
Transfers out of Level 3	(15,771)
Ending Balance	$578,506
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2023	$(111,977)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated  Statement of Operations.

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2023

Assets
Investment in securities, at value (including securities loaned of $240,585) - See accompanying schedule:
Unaffiliated issuers (cost $10,608,663)	$17,245,910
Fidelity Central Funds (cost $282,109)	282,109

Total Investment in Securities (cost $10,890,772)		$17,528,019
Cash		11
Foreign currency held at value (cost $22)		21
Receivable for investments sold		18,209
Receivable for fund shares sold		16,233
Dividends receivable		8,572
Interest receivable		267
Distributions receivable from Fidelity Central Funds		219
Prepaid expenses		20
Other receivables		12
Total assets		17,571,583
Liabilities
Payable for investments purchased	$13,898
Payable for fund shares redeemed	18,404
Accrued management fee	4,164
Distribution and service plan fees payable	2,456
Other affiliated payables	2,065
Other payables and accrued expenses	180
Collateral on securities loaned	248,804
Total Liabilities		289,971
Net Assets		$17,281,612
Net Assets consist of:
Paid in capital		$13,006,945
Total accumulated earnings (loss)		4,274,667
Net Assets		$17,281,612

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($3,383,576 ÷ 28,024 shares)(a)		$120.74
Maximum offering price per share (100/94.25 of $120.74)		$128.11
Class M :
Net Asset Value and redemption price per share ($2,513,293 ÷ 21,191 shares)(a)		$118.60
Maximum offering price per share (100/96.50 of $118.60)		$122.90
Class C :
Net Asset Value and offering price per share ($925,151 ÷ 9,551 shares)(a)		$96.86
Class I :
Net Asset Value, offering price and redemption price per share ($7,615,393 ÷ 56,870 shares)		$133.91
Class Z :
Net Asset Value, offering price and redemption price per share ($2,844,199 ÷ 20,944 shares)		$135.80
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Consolidated Statement of Operations
Amounts in thousands		Year ended November 30, 2023
Investment Income
Dividends		$64,830
Interest		926
Income from Fidelity Central Funds (including $2,070 from security lending)		3,522
Total Income		69,278
Expenses
Management fee
Basic fee	$81,137
Performance adjustment	(36,295)
Transfer agent fees	22,643
Distribution and service plan fees	27,201
Accounting fees	1,388
Custodian fees and expenses	201
Independent trustees' fees and expenses	92
Registration fees	301
Audit	102
Legal	17
Interest	248
Miscellaneous	72
Total expenses before reductions	97,107
Expense reductions	(943)
Total expenses after reductions		96,164
Net Investment income (loss)		(26,886)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $3,296)	(269,696)
Redemptions in-kind	9,166
Affiliated issuers	(54,752)
Foreign currency transactions	(296)
Total net realized gain (loss)		(315,578)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $3,285)	3,733,682
Affiliated issuers	40,462
Unfunded commitments	1,118
Assets and liabilities in foreign currencies	53
Total change in net unrealized appreciation (depreciation)		3,775,315
Net gain (loss)		3,459,737
Net increase (decrease) in net assets resulting from operations		$3,432,851
Consolidated Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(26,886)	$(44,246)
Net realized gain (loss)	(315,578)	(1,922,226)
Change in net unrealized appreciation (depreciation)	3,775,315	(6,288,294)
Net increase (decrease) in net assets resulting from operations	3,432,851	(8,254,766)
Distributions to shareholders	-	(2,251,740)

Share transactions - net increase (decrease)	(1,067,199)	(103,196)
Total increase (decrease) in net assets	2,365,652	(10,609,702)

Net Assets
Beginning of period	14,915,960	25,525,662
End of period	$17,281,612	$14,915,960

Consolidated Financial Highlights
Fidelity Advisor® Growth Opportunities Fund Class A

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$96.87	$159.95	$141.06	$90.00	$76.87
Income from Investment Operations
Net investment income (loss) A,B	(.29)	(.38)	(1.06)	(.56)	(.18) C
Net realized and unrealized gain (loss)	24.16	(48.08)	27.68	55.26	21.21
Total from investment operations	23.87	(48.46)	26.62	54.70	21.03
Distributions from net realized gain	-	(14.62)	(7.73)	(3.64)	(7.90)
Total distributions	-	(14.62)	(7.73)	(3.64)	(7.90)
Net asset value, end of period	$120.74	$96.87	$159.95	$141.06	$90.00
Total Return D,E	24.64%	(33.31)%	19.60%	63.12%	31.29%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.72%	.89%	1.04%	1.06%	1.11%
Expenses net of fee waivers, if any	.72%	.89%	1.04%	1.06%	1.11%
Expenses net of all reductions	.72%	.89%	1.04%	1.06%	1.10%
Net investment income (loss)	(.27)%	(.35)%	(.68)%	(.52)%	(.22)% C
Supplemental Data
Net assets, end of period (in millions)	$3,384	$2,749	$4,184	$3,037	$1,349
Portfolio turnover rate H	50% I	75%	66%	47%	37% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.42)%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Growth Opportunities Fund Class M

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$95.39	$157.62	$139.13	$89.03	$76.28
Income from Investment Operations
Net investment income (loss) A,B	(.53)	(.64)	(1.41)	(.79)	(.37) C
Net realized and unrealized gain (loss)	23.74	(47.42)	27.31	54.53	21.02
Total from investment operations	23.21	(48.06)	25.90	53.74	20.65
Distributions from net realized gain	-	(14.17)	(7.41)	(3.64)	(7.90)
Total distributions	-	(14.17)	(7.41)	(3.64)	(7.90)
Net asset value, end of period	$118.60	$95.39	$157.62	$139.13	$89.03
Total Return D,E	24.33%	(33.47)%	19.31%	62.71%	31.01%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.96%	1.13%	1.28%	1.30%	1.34%
Expenses net of fee waivers, if any	.96%	1.13%	1.28%	1.30%	1.34%
Expenses net of all reductions	.96%	1.13%	1.28%	1.30%	1.34%
Net investment income (loss)	(.51)%	(.59)%	(.93)%	(.76)%	(.46)% C
Supplemental Data
Net assets, end of period (in millions)	$2,513	$2,136	$3,481	$3,153	$2,094
Portfolio turnover rate H	50% I	75%	66%	47%	37% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.65)%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Growth Opportunities Fund Class C

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$78.30	$132.10	$118.14	$76.50	$67.03
Income from Investment Operations
Net investment income (loss) A,B	(.88)	(.99)	(1.85)	(1.15)	(.67) C
Net realized and unrealized gain (loss)	19.44	(39.09)	23.04	46.43	18.04
Total from investment operations	18.56	(40.08)	21.19	45.28	17.37
Distributions from net realized gain	-	(13.72)	(7.23)	(3.64)	(7.90)
Total distributions	-	(13.72)	(7.23)	(3.64)	(7.90)
Net asset value, end of period	$96.86	$78.30	$132.10	$118.14	$76.50
Total Return D,E	23.70%	(33.81)%	18.70%	61.89%	30.31%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.48%	1.65%	1.80%	1.81%	1.86%
Expenses net of fee waivers, if any	1.47%	1.64%	1.80%	1.81%	1.86%
Expenses net of all reductions	1.47%	1.64%	1.80%	1.81%	1.86%
Net investment income (loss)	(1.02)%	(1.10)%	(1.44)%	(1.27)%	(.98)% C
Supplemental Data
Net assets, end of period (in millions)	$925	$828	$1,413	$1,159	$483
Portfolio turnover rate H	50% I	75%	66%	47%	37% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.17)%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Growth Opportunities Fund Class I

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$107.16	$175.33	$153.77	$97.56	$82.42
Income from Investment Operations
Net investment income (loss) A,B	(.02)	(.12)	(.74)	(.31)	.03 C
Net realized and unrealized gain (loss)	26.77	(53.08)	30.27	60.16	23.01
Total from investment operations	26.75	(53.20)	29.53	59.85	23.04
Distributions from net realized gain	-	(14.97)	(7.97)	(3.64)	(7.90)
Total distributions	-	(14.97)	(7.97)	(3.64)	(7.90)
Net asset value, end of period	$133.91	$107.16	$175.33	$153.77	$97.56
Total Return D	24.96%	(33.15)%	19.90%	63.52%	31.66%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.47%	.64%	.79%	.80%	.84%
Expenses net of fee waivers, if any	.47%	.64%	.79%	.80%	.84%
Expenses net of all reductions	.47%	.64%	.79%	.80%	.84%
Net investment income (loss)	(.02)%	(.10)%	(.43)%	(.26)%	.04% C
Supplemental Data
Net assets, end of period (in millions)	$7,615	$6,873	$12,620	$8,282	$2,819
Portfolio turnover rate G	50% H	75%	66%	47%	37% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.15)%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Growth Opportunities Fund Class Z

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$108.54	$177.37	$155.40	$98.44	$83.00
Income from Investment Operations
Net investment income (loss) A,B	.13	.03	(.54)	(.17)	.14 C
Net realized and unrealized gain (loss)	27.13	(53.71)	30.58	60.77	23.20
Total from investment operations	27.26	(53.68)	30.04	60.60	23.34
Distributions from net realized gain	-	(15.15)	(8.07)	(3.64)	(7.90)
Total distributions	-	(15.15)	(8.07)	(3.64)	(7.90)
Net asset value, end of period	$135.80	$108.54	$177.37	$155.40	$98.44
Total Return D	25.12%	(33.06)%	20.04%	63.72%	31.81%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.35%	.52%	.67%	.69%	.72%
Expenses net of fee waivers, if any	.34%	.51%	.67%	.68%	.72%
Expenses net of all reductions	.34%	.51%	.67%	.68%	.72%
Net investment income (loss)	.11%	.03%	(.31)%	(.15)%	.16% C
Supplemental Data
Net assets, end of period (in millions)	$2,844	$2,330	$3,828	$2,826	$1,114
Portfolio turnover rate G	50% H	75%	66%	47%	37% H

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.03)%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Consolidated Financial Statements
For the period ended November 30, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA

Equities	$562,464	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	13.1- 15.5 / 13.6	Increase
			Enterprise value/Revenue multiple (EV/R)	1.1 - 21.6 / 6.4	Increase
			Enterprise value/Net income multiple (EV/NI)	11.8	Increase
		Market approach	Transaction price	$1.10 - $309.86 / $46.94	Increase
			Discount rate	15.0% - 35.0% / 28.2%	Decrease
			Premium rate	10.0% - 35.0% / 17.1%	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	27.1%	Decrease
			Exit multiple	1.5	Increase
		Black scholes	Discount rate	4.2% - 4.9% / 4.6%	Increase
			Volatility	50.0% - 100.0% / 75.0%	Increase
			Term	2.0 - 5.0 / 3.5	Increase
		Recovery value	Recovery value	$0.00 - $0.10 / $0.01	Increase
Corporate Bonds	$14,810	Market comparable	Discount rate	29.2%	Decrease
			Enterprise value/Revenue multiple (EV/R)	2.6	Increase
			Probability rate	10.0% - 75.0% / 33.3%	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Volatility	75.0%	Increase
			Term	1.3	Increase
Preferred Securities	$1,232	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5	Increase
		Market approach	Transaction price	$1.10	Increase
			Discount rate	30.0%	Decrease
		Black scholes	Discount rate	4.6% - 4.9% / 4.8%	Increase
			Volatility	60.0% - 100.0% / 73.5%	Increase
			Term	2.1 - 3.0 / 2.4	Increase
		Recovery value	Recovery value	$0.00	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Consolidated Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Growth Opportunities Fund	$11

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2023, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,409,595
Gross unrealized depreciation	(870,007)
Net unrealized appreciation (depreciation)	$6,539,588
Tax Cost	$10,988,431

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,234,570)
Net unrealized appreciation (depreciation) on securities and other investments	$6,539,601

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(2,124,156)
Long-term	(110,414)
Total capital loss carryforward	$(2,234,570)

The Fund intends to elect to defer to its next fiscal year $30,363 of ordinary losses recognized during the period January 1, 2023 to November 30, 2023.

The tax character of distributions paid was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$-	$167,720
Long-term Capital Gains	-	2,084,020
Total	$-	$2,251,740

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Growth Opportunities Fund	8,881.05

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Consolidated Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the consolidated financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Growth Opportunities Fund	7,718,070	8,841,663

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Consolidated Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Advisor Growth Opportunities Fund	90	9,166	10,082	Class C
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .29% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$7,383	$131
Class M	.25%	.25%	11,333	46
Class C	.75%	.25%	8,485	954
			$27,201	$1,131

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,525
Class M	63
Class CA	6
$1,594

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$4,964.17
Class M	3,584.16
Class C	1,474.17
Class I	11,589.17
Class Z	1,032.04
	$22,643

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1666%
Class M	0.1573%
Class C	0.1724%
Class I	0.1660%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Growth Opportunities Fund	.01

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Advisor Growth Opportunities Fund	0.0085%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Growth Opportunities Fund	$168

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Growth Opportunities Fund	Borrower	$18,601	4.75%	$248

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Growth Opportunities Fund	353,814	750,989	(45,882)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Growth Opportunities Fund	$27
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Growth Opportunities Fund	$218	$52	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $5.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $938.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Growth Opportunities Fund
Distributions to shareholders
Class A	$-	$383,847
Class M	-	311,608
Class C	-	146,868
Class I	-	1,065,687
Class Z	-	343,730
Total	$-	$2,251,740

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2023	Year ended November 30, 2022	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Growth Opportunities Fund
Class A
Shares sold	4,751	7,278	$506,438	$794,992
Reinvestment of distributions	-	2,511	-	362,972
Shares redeemed	(5,107)	(7,570)	(529,835)	(828,468)
Net increase (decrease)	(356)	2,219	$(23,397)	$329,496
Class M
Shares sold	1,865	2,024	$195,104	$223,304
Reinvestment of distributions	-	2,107	-	300,595
Shares redeemed	(3,069)	(3,818)	(317,685)	(419,272)
Net increase (decrease)	(1,204)	313	$(122,581)	$104,627
Class C
Shares sold	1,331	1,830	$113,706	$171,562
Reinvestment of distributions	-	1,177	-	138,522
Shares redeemed	(2,350)	(3,130)	(197,044)	(280,287)
Net increase (decrease)	(1,019)	(123)	$(83,338)	$29,797
Class I
Shares sold	15,365	25,262	$1,790,597	$3,147,620
Reinvestment of distributions	-	6,084	-	970,856
Shares redeemed	(22,630)	(39,190)	(2,584,365)	(4,835,461)
Net increase (decrease)	(7,265)	(7,844)	$(793,768)	$(716,985)
Class Z
Shares sold	6,638	10,960	$785,386	$1,437,835
Reinvestment of distributions	-	1,870	-	301,936
Shares redeemed	(7,160)	(12,944)	(829,501)	(1,589,902)
Net increase (decrease)	(522)	(114)	$(44,115)	$149,869
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Growth Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the consolidated schedule of investments, as of November 30, 2023, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 to November 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period- C June 1, 2023 to November 30, 2023
Fidelity Advisor® Growth Opportunities Fund
Class A	.72%
Actual		$ 1,000	$ 1,114.20	$ 3.82
Hypothetical-B		$ 1,000	$ 1,021.46	$ 3.65
Class M	.96%
Actual		$ 1,000	$ 1,112.90	$ 5.08
Hypothetical-B		$ 1,000	$ 1,020.26	$ 4.86
Class C	1.47%
Actual		$ 1,000	$ 1,110.00	$ 7.78
Hypothetical-B		$ 1,000	$ 1,017.70	$ 7.44
Class I	.47%
Actual		$ 1,000	$ 1,115.60	$ 2.49
Hypothetical-B		$ 1,000	$ 1,022.71	$ 2.38
Class Z	.34%
Actual		$ 1,000	$ 1,116.30	$ 1.80
Hypothetical-B		$ 1,000	$ 1,023.36	$ 1.72

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Growth Opportunities Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2023, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Class I, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Class I of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the Class I of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Class I of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Class I of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board noted that if funds in a fund complex with a unique at-cost service model were excluded from the total expense asset size peer group, the total expense ratio for Class I was below the total expense asset size peer group for 2022. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.704314.126
GO-ANN-0124
Fidelity Advisor® Dividend Growth Fund

Annual Report
November 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	0.85%	6.77%	7.57%
Class M (incl. 3.50% sales charge)	2.98%	7.01%	7.56%
Class C (incl. contingent deferred sales charge)	5.19%	7.20%	7.54%
Class I	7.25%	8.30%	8.47%
Class Z	7.44%	8.47%	8.64%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Dividend Growth Fund - Class A, a class of the fund, on November 30, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.84% for the 12 months ending November 30, 2023, according to the S&P 500® index, as a slowing in the pace of inflation and a resilient U.S. economy provided a favorable backdrop for higher-risk assets for much of 2023. After returning -18.11% in 2022, the index's upturn was mostly driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and twice deciding to hold rates at a 22-year high while it observes the effect on inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 9.13% in November. By sector for the full 12 months, information technology (+41%) and communications services (+37%) led the way, followed by consumer discretionary (+20%). In contrast, the defensive-oriented utilities (-9%) and consumer staples (-5%) sectors lagged most the past 12 months.
Comments from Portfolio Manager Zach Turner:
For the fiscal year ending November 30, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 6% to 7%, versus 13.84% for the benchmark, the S&P 500® index. The biggest detractor from performance versus the benchmark was an underweight in information technology. Also hurting our relative result were overweights in utilities and energy. The biggest individual relative detractor was an underweight in Nvidia (+176%). Nvidia was one of the fund's largest holdings at period end, as we significantly increased our position. Not owning Amazon.com, a benchmark component that gained about 51%, was the second-largest relative detractor. An underweight in Apple (+29%) also detracted. This period we decreased our stake in Apple. Conversely, the biggest contributor to performance versus the benchmark was stock selection in industrials, primarily within the capital goods industry. Picks in energy and positioning in financials also boosted relative performance. The top individual relative contributor was our non-benchmark stake in Vertiv Holdings (+113%). This was an investment we established this period. A second notable relative contributor was an overweight in General Electric (+83%). We trimmed the fund's stake in GE. An underweight in Pfizer (-36%) also helped. Pfizer was not held at period end. Notable changes in positioning include increased exposure to the information technology sector and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	9.2
NVIDIA Corp.	3.5
UnitedHealth Group, Inc.	2.8
Visa, Inc. Class A	2.6
Exxon Mobil Corp.	1.9
The Boeing Co.	1.9
Cigna Group	1.9
Wells Fargo & Co.	1.8
MasterCard, Inc. Class A	1.8
Intuit, Inc.	1.7
29.1

Market Sectors (% of Fund's net assets)

Information Technology	23.2
Financials	15.0
Industrials	14.2
Health Care	12.1
Energy	9.6
Consumer Staples	6.7
Utilities	6.6
Materials	4.6
Communication Services	3.1
Real Estate	1.8
Consumer Discretionary	1.3

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments November 30, 2023
Showing Percentage of Net Assets
Common Stocks - 98.2%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 0.4%
Cellnex Telecom SA (a)	114,200	4,360
Interactive Media & Services - 1.8%
Alphabet, Inc. Class A (b)	72,100	9,555
Meta Platforms, Inc. Class A (b)	33,900	11,090
		20,645
Media - 0.9%
Comcast Corp. Class A	242,750	10,169
TOTAL COMMUNICATION SERVICES		35,174
CONSUMER DISCRETIONARY - 1.3%
Diversified Consumer Services - 0.2%
H&R Block, Inc.	36,642	1,664
Hotels, Restaurants & Leisure - 0.6%
Churchill Downs, Inc.	14,700	1,702
Domino's Pizza, Inc.	5,600	2,200
Hilton Worldwide Holdings, Inc.	15,400	2,580
Starbucks Corp.	100	10
		6,492
Household Durables - 0.5%
D.R. Horton, Inc.	8,700	1,111
JM AB (B Shares) (c)	214,400	2,990
Lennar Corp. Class A	15,300	1,957
		6,058
TOTAL CONSUMER DISCRETIONARY		14,214
CONSUMER STAPLES - 6.7%
Beverages - 1.9%
Constellation Brands, Inc. Class A (sub. vtg.)	16,400	3,944
Keurig Dr. Pepper, Inc.	435,000	13,733
The Coca-Cola Co.	67,300	3,933
		21,610
Consumer Staples Distribution & Retail - 1.2%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	103,500	5,904
Dollar General Corp.	17,900	2,347
Walmart, Inc.	35,500	5,527
		13,778
Food Products - 0.2%
The J.M. Smucker Co.	21,500	2,359
Household Products - 0.6%
Reynolds Consumer Products, Inc.	260,461	6,834
Personal Care Products - 1.0%
Estee Lauder Companies, Inc. Class A	20,500	2,618
Kenvue, Inc.	385,200	7,873
		10,491
Tobacco - 1.8%
Altria Group, Inc.	139,773	5,876
Philip Morris International, Inc.	155,000	14,471
		20,347
TOTAL CONSUMER STAPLES		75,419
ENERGY - 9.6%
Energy Equipment & Services - 3.6%
Borr Drilling Ltd. (b)	205,300	1,304
Borr Drilling Ltd. (b)	553,100	3,485
Noble Corp. PLC	235,698	10,875
Seadrill Ltd. (b)	231,300	10,265
Subsea 7 SA sponsored ADR	295,700	4,066
Tidewater, Inc. (b)	188,900	11,349
		41,344
Oil, Gas & Consumable Fuels - 6.0%
ARC Resources Ltd. (c)	218,500	3,485
Canadian Natural Resources Ltd.	62,000	4,142
Cool Co. Ltd.	255,200	3,028
Energy Transfer LP	1,010,200	14,032
Enterprise Products Partners LP	332,300	8,899
Exxon Mobil Corp.	206,422	21,208
Golar LNG Ltd.	19,928	429
Reliance Industries Ltd. GDR (a)	94,400	5,409
Sitio Royalties Corp.	274,300	6,043
Teekay Tankers Ltd.	16,439	817
		67,492
TOTAL ENERGY		108,836
FINANCIALS - 15.0%
Banks - 3.3%
Bank of America Corp.	531,400	16,202
Wells Fargo & Co.	463,190	20,654
		36,856
Capital Markets - 2.8%
Ares Capital Corp. (c)	139,100	2,757
B. Riley Financial, Inc. (c)	86,700	1,595
Brookfield Corp. Class A (c)	360,400	12,711
Intercontinental Exchange, Inc.	86,500	9,847
S&P Global, Inc.	11,348	4,719
		31,629
Financial Services - 6.5%
Apollo Global Management, Inc.	109,700	10,092
Fidelity National Information Services, Inc.	76,900	4,509
Global Payments, Inc.	81,200	9,455
MasterCard, Inc. Class A	48,700	20,154
Visa, Inc. Class A	113,100	29,031
		73,241
Insurance - 2.4%
Arthur J. Gallagher & Co.	27,900	6,947
Chubb Ltd.	24,500	5,621
Fidelity National Financial, Inc.	37,400	1,677
Marsh & McLennan Companies, Inc.	30,500	6,082
The Travelers Companies, Inc.	38,900	7,026
		27,353
TOTAL FINANCIALS		169,079
HEALTH CARE - 12.1%
Biotechnology - 0.7%
Gilead Sciences, Inc.	103,700	7,943
Health Care Providers & Services - 7.1%
Cigna Group	79,700	20,952
CVS Health Corp.	54,900	3,730
Elevance Health, Inc.	20,800	9,973
HCA Holdings, Inc.	21,600	5,410
Humana, Inc.	15,800	7,661
UnitedHealth Group, Inc.	57,497	31,794
		79,520
Life Sciences Tools & Services - 1.6%
Danaher Corp.	40,100	8,955
Thermo Fisher Scientific, Inc.	18,300	9,072
		18,027
Pharmaceuticals - 2.7%
Bristol-Myers Squibb Co.	134,100	6,622
Eli Lilly & Co.	20,200	11,939
Novo Nordisk A/S Series B sponsored ADR	54,000	5,499
Roche Holding AG (participation certificate)	11,570	3,113
Royalty Pharma PLC	123,200	3,335
		30,508
TOTAL HEALTH CARE		135,998
INDUSTRIALS - 14.2%
Aerospace & Defense - 5.4%
Airbus Group NV	29,900	4,444
General Dynamics Corp.	9,100	2,247
Howmet Aerospace, Inc.	125,200	6,586
L3Harris Technologies, Inc.	13,600	2,595
Lockheed Martin Corp.	11,600	5,194
Northrop Grumman Corp.	9,000	4,276
Spirit AeroSystems Holdings, Inc. Class A (b)(c)	166,400	4,574
Textron, Inc.	86,000	6,593
Thales SA	21,100	3,145
The Boeing Co. (b)	91,000	21,078
		60,732
Commercial Services & Supplies - 0.8%
GFL Environmental, Inc.	172,800	4,959
The Brink's Co.	44,500	3,511
		8,470
Electrical Equipment - 1.7%
nVent Electric PLC	62,200	3,312
Prysmian SpA	71,300	2,742
Vertiv Holdings Co.	306,400	13,377
		19,431
Industrial Conglomerates - 1.6%
General Electric Co.	104,687	12,751
Hitachi Ltd.	72,300	5,016
		17,767
Machinery - 1.3%
Allison Transmission Holdings, Inc.	284,943	15,239
Marine Transportation - 0.3%
2020 Bulkers Ltd.	215,900	2,379
Himalaya Shipping Ltd.	207,000	1,242
		3,621
Professional Services - 2.3%
Equifax, Inc.	17,500	3,810
Genpact Ltd.	107,200	3,641
Leidos Holdings, Inc.	20,500	2,200
Paycom Software, Inc.	28,800	5,232
SS&C Technologies Holdings, Inc.	205,200	11,545
		26,428
Trading Companies & Distributors - 0.8%
United Rentals, Inc.	7,000	3,332
Watsco, Inc. (c)	13,500	5,160
		8,492
TOTAL INDUSTRIALS		160,180
INFORMATION TECHNOLOGY - 23.2%
Communications Equipment - 0.4%
Cisco Systems, Inc.	97,400	4,712
Electronic Equipment, Instruments & Components - 0.3%
Jabil, Inc.	32,800	3,782
IT Services - 0.9%
Amdocs Ltd.	123,700	10,362
Semiconductors & Semiconductor Equipment - 9.7%
ASML Holding NV (Netherlands)	5,200	3,544
BE Semiconductor Industries NV	38,500	5,383
Broadcom, Inc.	15,800	14,627
Marvell Technology, Inc.	265,245	14,782
Monolithic Power Systems, Inc.	4,500	2,469
NVIDIA Corp.	84,300	39,427
NXP Semiconductors NV	37,768	7,708
Skyworks Solutions, Inc.	63,000	6,107
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	112,900	10,986
Universal Display Corp.	25,200	4,264
		109,297
Software - 10.9%
Intuit, Inc.	32,200	18,401
Microsoft Corp.	274,700	104,088
		122,489
Technology Hardware, Storage & Peripherals - 1.0%
Apple, Inc.	18,796	3,570
Samsung Electronics Co. Ltd.	144,670	8,102
		11,672
TOTAL INFORMATION TECHNOLOGY		262,314
MATERIALS - 4.6%
Chemicals - 0.4%
Shin-Etsu Chemical Co. Ltd.	141,900	5,002
Metals & Mining - 3.8%
Agnico Eagle Mines Ltd. (Canada)	59,600	3,200
Arch Resources, Inc.	59,900	9,941
Barrick Gold Corp.	142,500	2,507
First Quantum Minerals Ltd.	101,900	834
Freeport-McMoRan, Inc.	92,200	3,441
Glencore PLC	858,700	4,804
Newmont Corp.	195,700	7,865
Wheaton Precious Metals Corp.	203,300	9,941
		42,533
Paper & Forest Products - 0.4%
Louisiana-Pacific Corp.	72,600	4,428
TOTAL MATERIALS		51,963
REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.8%
American Tower Corp.	23,700	4,948
Crown Castle International Corp.	71,200	8,350
Four Corners Property Trust, Inc.	142,400	3,274
NNN (REIT), Inc.	102,600	4,168
		20,740
UTILITIES - 6.6%
Electric Utilities - 4.7%
Constellation Energy Corp.	65,133	7,884
Edison International	158,500	10,618
Exelon Corp.	168,700	6,497
FirstEnergy Corp.	294,400	10,875
NextEra Energy, Inc.	109,200	6,389
Southern Co.	151,300	10,739
		53,002
Gas Utilities - 0.2%
Brookfield Infrastructure Corp. A Shares	67,900	2,109
Independent Power and Renewable Electricity Producers - 1.4%
NextEra Energy Partners LP	40,200	946
The AES Corp.	220,900	3,802
Vistra Corp.	322,200	11,409
		16,157
Multi-Utilities - 0.3%
Dominion Energy, Inc.	78,700	3,568
TOTAL UTILITIES		74,836
TOTAL COMMON STOCKS (Cost $908,467)		1,108,753

Money Market Funds - 3.5%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.40% (d)	20,488,164	20,492
Fidelity Securities Lending Cash Central Fund 5.39% (d)(e)	18,976,428	18,978
TOTAL MONEY MARKET FUNDS (Cost $39,470)		39,470

TOTAL INVESTMENT IN SECURITIES - 101.7% (Cost $947,937)	1,148,223
NET OTHER ASSETS (LIABILITIES) - (1.7)%	(19,057)
NET ASSETS - 100.0%	1,129,166

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,769,000 or 0.9% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	43,415	358,731	381,654	1,086	-	-	20,492	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	26,109	159,528	166,659	116	-	-	18,978	0.1%
Total	69,524	518,259	548,313	1,202	-	-	39,470

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	35,174	30,814	4,360	-
Consumer Discretionary	14,214	14,214	-	-
Consumer Staples	75,419	75,419	-	-
Energy	108,836	108,836	-	-
Financials	169,079	169,079	-	-
Health Care	135,998	132,885	3,113	-
Industrials	160,180	155,736	4,444	-
Information Technology	262,314	258,770	3,544	-
Materials	51,963	42,157	9,806	-
Real Estate	20,740	20,740	-	-
Utilities	74,836	74,836	-	-

Money Market Funds	39,470	39,470	-	-
Total Investments in Securities:	1,148,223	1,122,956	25,267	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2023

Assets
Investment in securities, at value (including securities loaned of $18,380) - See accompanying schedule:
Unaffiliated issuers (cost $908,467)	$1,108,753
Fidelity Central Funds (cost $39,470)	39,470

Total Investment in Securities (cost $947,937)		$1,148,223
Foreign currency held at value (cost $74)		74
Receivable for investments sold		1,122
Receivable for fund shares sold		544
Dividends receivable		2,021
Distributions receivable from Fidelity Central Funds		118
Prepaid expenses		1
Total assets		1,152,103
Liabilities
Payable for investments purchased	$2,159
Payable for fund shares redeemed	808
Accrued management fee	478
Distribution and service plan fees payable	264
Other affiliated payables	185
Other payables and accrued expenses	65
Collateral on securities loaned	18,978
Total Liabilities		22,937
Net Assets		$1,129,166
Net Assets consist of:
Paid in capital		$906,657
Total accumulated earnings (loss)		222,509
Net Assets		$1,129,166

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($466,735 ÷ 25,902 shares)(a)		$18.02
Maximum offering price per share (100/94.25 of $18.02)		$19.12
Class M :
Net Asset Value and redemption price per share ($334,462 ÷ 18,638 shares)(a)(b)		$17.94
Maximum offering price per share (100/96.50 of $17.94)		$18.59
Class C :
Net Asset Value and offering price per share ($39,002 ÷ 2,326 shares)(a)		$16.77
Class I :
Net Asset Value, offering price and redemption price per share ($256,115 ÷ 13,171 shares)		$19.45
Class Z :
Net Asset Value, offering price and redemption price per share ($32,852 ÷ 1,655 shares)		$19.85
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Amounts in thousands		Year ended November 30, 2023
Investment Income
Dividends		$21,671
Income from Fidelity Central Funds (including $116 from security lending)		1,202
Total Income		22,873
Expenses
Management fee
Basic fee	$5,815
Performance adjustment	(130)
Transfer agent fees	1,953
Distribution and service plan fees	3,170
Accounting fees	323
Custodian fees and expenses	47
Independent trustees' fees and expenses	6
Registration fees	88
Audit	61
Legal	9
Interest	5
Miscellaneous	6
Total expenses before reductions	11,353
Expense reductions	(69)
Total expenses after reductions		11,284
Net Investment income (loss)		11,589
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	22,772
Foreign currency transactions	16
Total net realized gain (loss)		22,788
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	40,759
Assets and liabilities in foreign currencies	9
Total change in net unrealized appreciation (depreciation)		40,768
Net gain (loss)		63,556
Net increase (decrease) in net assets resulting from operations		$75,145
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,589	$12,545
Net realized gain (loss)	22,788	89,216
Change in net unrealized appreciation (depreciation)	40,768	(141,333)
Net increase (decrease) in net assets resulting from operations	75,145	(39,572)
Distributions to shareholders	(90,573)	(73,614)

Share transactions - net increase (decrease)	14,086	41,161
Total increase (decrease) in net assets	(1,342)	(72,025)

Net Assets
Beginning of period	1,130,508	1,202,533
End of period	$1,129,166	$1,130,508

Financial Highlights
Fidelity Advisor® Dividend Growth Fund Class A

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$18.40	$20.29	$16.20	$17.06	$17.97
Income from Investment Operations
Net investment income (loss) A,B	.18	.21	.14	.27	.24 C
Net realized and unrealized gain (loss)	.95	(.83)	4.19	(.35)	1.39
Total from investment operations	1.13	(.62)	4.33	(.08)	1.63
Distributions from net investment income	(.20)	(.28)	(.24)	(.25)	(.27)
Distributions from net realized gain	(1.31)	(.99)	-	(.54)	(2.27)
Total distributions	(1.51)	(1.27)	(.24)	(.78) D	(2.54)
Net asset value, end of period	$18.02	$18.40	$20.29	$16.20	$17.06
Total Return E,F	7.00%	(3.46)%	27.06%	(.60)%	12.84%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.99%	.82%	.83%	.81%	.82%
Expenses net of fee waivers, if any	.99%	.81%	.83%	.81%	.82%
Expenses net of all reductions	.99%	.81%	.83%	.80%	.81%
Net investment income (loss)	1.08%	1.16%	.73%	1.84%	1.53% C
Supplemental Data
Net assets, end of period (in millions)	$467	$452	$477	$374	$421
Portfolio turnover rate I	65%	57%	54%	113%	75%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.28%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Dividend Growth Fund Class M

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$18.29	$20.14	$16.08	$16.94	$17.85
Income from Investment Operations
Net investment income (loss) A,B	.14	.17	.09	.23	.20 C
Net realized and unrealized gain (loss)	.94	(.83)	4.17	(.35)	1.39
Total from investment operations	1.08	(.66)	4.26	(.12)	1.59
Distributions from net investment income	(.12)	(.20)	(.20)	(.21)	(.23)
Distributions from net realized gain	(1.31)	(.99)	-	(.54)	(2.27)
Total distributions	(1.43)	(1.19)	(.20)	(.74) D	(2.50)
Net asset value, end of period	$17.94	$18.29	$20.14	$16.08	$16.94
Total Return E,F	6.72%	(3.70)%	26.77%	(.85)%	12.59%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.23%	1.06%	1.07%	1.05%	1.07%
Expenses net of fee waivers, if any	1.23%	1.06%	1.07%	1.05%	1.07%
Expenses net of all reductions	1.23%	1.06%	1.07%	1.04%	1.06%
Net investment income (loss)	.84%	.92%	.49%	1.59%	1.28% C
Supplemental Data
Net assets, end of period (in millions)	$334	$341	$368	$316	$376
Portfolio turnover rate I	65%	57%	54%	113%	75%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.03%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Dividend Growth Fund Class C

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$17.17	$18.89	$15.10	$15.92	$16.92
Income from Investment Operations
Net investment income (loss) A,B	.05	.06	(.01)	.14	.11 C
Net realized and unrealized gain (loss)	.87	(.77)	3.92	(.34)	1.29
Total from investment operations	.92	(.71)	3.91	(.20)	1.40
Distributions from net investment income	(.02)	(.05)	(.12)	(.08)	(.14)
Distributions from net realized gain	(1.31)	(.96)	-	(.54)	(2.27)
Total distributions	(1.32) D	(1.01)	(.12)	(.62)	(2.40) D
Net asset value, end of period	$16.77	$17.17	$18.89	$15.10	$15.92
Total Return E,F	6.17%	(4.18)%	26.03%	(1.41)%	11.98%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.78%	1.60%	1.62%	1.61%	1.62%
Expenses net of fee waivers, if any	1.77%	1.60%	1.62%	1.61%	1.61%
Expenses net of all reductions	1.77%	1.60%	1.62%	1.60%	1.61%
Net investment income (loss)	.29%	.38%	(.06)%	1.04%	.73% C
Supplemental Data
Net assets, end of period (in millions)	$39	$45	$53	$56	$71
Portfolio turnover rate I	65%	57%	54%	113%	75%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .48%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Dividend Growth Fund Class I

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$19.76	$21.72	$17.32	$18.18	$18.97
Income from Investment Operations
Net investment income (loss) A,B	.24	.27	.20	.32	.29 C
Net realized and unrealized gain (loss)	1.02	(.89)	4.48	(.36)	1.50
Total from investment operations	1.26	(.62)	4.68	(.04)	1.79
Distributions from net investment income	(.26)	(.35)	(.28)	(.28)	(.31)
Distributions from net realized gain	(1.31)	(.99)	-	(.54)	(2.27)
Total distributions	(1.57)	(1.34)	(.28)	(.82)	(2.58)
Net asset value, end of period	$19.45	$19.76	$21.72	$17.32	$18.18
Total Return D	7.25%	(3.23)%	27.37%	(.36)%	13.13%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.76%	.59%	.60%	.57%	.58%
Expenses net of fee waivers, if any	.75%	.58%	.60%	.57%	.58%
Expenses net of all reductions	.75%	.58%	.60%	.56%	.57%
Net investment income (loss)	1.31%	1.39%	.96%	2.08%	1.77% C
Supplemental Data
Net assets, end of period (in millions)	$256	$239	$245	$180	$173
Portfolio turnover rate G	65%	57%	54%	113%	75%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.52%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Dividend Growth Fund Class Z

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$20.15	$22.15	$17.65	$18.51	$19.28
Income from Investment Operations
Net investment income (loss) A,B	.27	.31	.23	.35	.32 C
Net realized and unrealized gain (loss)	1.05	(.91)	4.57	(.37)	1.52
Total from investment operations	1.32	(.60)	4.80	(.02)	1.84
Distributions from net investment income	(.31)	(.41)	(.30)	(.31)	(.34)
Distributions from net realized gain	(1.31)	(.99)	-	(.54)	(2.27)
Total distributions	(1.62)	(1.40)	(.30)	(.84) D	(2.61)
Net asset value, end of period	$19.85	$20.15	$22.15	$17.65	$18.51
Total Return E	7.44%	(3.10)%	27.61%	(.22)%	13.25%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.60%	.43%	.45%	.41%	.43%
Expenses net of fee waivers, if any	.60%	.43%	.44%	.41%	.43%
Expenses net of all reductions	.60%	.43%	.44%	.40%	.42%
Net investment income (loss)	1.47%	1.55%	1.12%	2.23%	1.92% C
Supplemental Data
Net assets, end of period (in millions)	$33	$53	$60	$55	$13
Portfolio turnover rate H	65%	57%	54%	113%	75%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.67%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$239,360
Gross unrealized depreciation	(42,206)
Net unrealized appreciation (depreciation)	$197,154
Tax Cost	$951,069

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,225
Undistributed long-term capital gain	$22,360
Net unrealized appreciation (depreciation) on securities and other investments	$194,923

The tax character of distributions paid was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$11,401	$33,582
Long-term Capital Gains	79,172	40,032
Total	$90,573	$73,614
Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Dividend Growth Fund	704,409	736,057
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .51% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$1,113	$14
Class M	.25%	.25%	1,645	5
Class C	.75%	.25%	412	39
			$3,170	$58

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$104
Class M	8
Class CA	1
$113
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$799.18
Class M	561.17
Class C	89.22
Class I	485.20
Class Z	19.04
	$1,953
During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1774%
Class M	0.1687%
Class C	0.2000%
Class I	0.1905%
Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Dividend Growth Fund	.03

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Advisor Dividend Growth Fund	0.0290%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Dividend Growth Fund	$14

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Dividend Growth Fund	Borrower	$16,256	5.07%	$5

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Dividend Growth Fund	50,607	40,697	(983)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor Dividend Growth Fund	4

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Dividend Growth Fund	$2
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Dividend Growth Fund	$13	$1	$190
8. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class M	$2

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $67.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Dividend Growth Fund
Distributions to shareholders
Class A	$37,337	$30,177
Class M	26,509	21,723
Class C	3,463	2,797
Class I	19,107	15,231
Class Z	4,157	3,686
Total	$90,573	$73,614
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2023	Year ended November 30, 2022	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Dividend Growth Fund
Class A
Shares sold	2,879	2,949	$49,306	$54,415
Reinvestment of distributions	2,153	1,428	35,223	28,351
Shares redeemed	(3,708)	(3,325)	(63,035)	(60,441)
Net increase (decrease)	1,324	1,052	$21,494	$22,325
Class M
Shares sold	1,830	2,522	$30,986	$46,215
Reinvestment of distributions	1,607	1,082	26,169	21,418
Shares redeemed	(3,467)	(3,192)	(58,984)	(57,906)
Net increase (decrease)	(30)	412	$(1,829)	$9,727
Class C
Shares sold	352	549	$5,560	$9,531
Reinvestment of distributions	226	148	3,437	2,774
Shares redeemed	(862)	(877)	(13,658)	(14,974)
Net increase (decrease)	(284)	(180)	$(4,661)	$(2,669)
Class I
Shares sold	4,019	3,084	$71,380	$60,164
Reinvestment of distributions	1,059	699	18,689	14,853
Shares redeemed	(3,987)	(2,971)	(72,187)	(59,219)
Net increase (decrease)	1,091	812	$17,882	$15,798
Class Z
Shares sold	2,839	2,158	$51,643	$42,043
Reinvestment of distributions	210	157	3,771	3,397
Shares redeemed	(4,044)	(2,387)	(74,214)	(49,460)
Net increase (decrease)	(995)	(72)	$(18,800)	$(4,020)

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Dividend Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Dividend Growth Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the "Fund") as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statement of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the five years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 16, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 to November 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period- C June 1, 2023 to November 30, 2023
Fidelity Advisor® Dividend Growth Fund
Class A	1.06%
Actual		$ 1,000	$ 1,097.00	$ 5.57
Hypothetical-B		$ 1,000	$ 1,019.75	$ 5.37
Class M	1.30%
Actual		$ 1,000	$ 1,095.40	$ 6.83
Hypothetical-B		$ 1,000	$ 1,018.55	$ 6.58
Class C	1.86%
Actual		$ 1,000	$ 1,092.70	$ 9.76
Hypothetical-B		$ 1,000	$ 1,015.74	$ 9.40
Class I	.83%
Actual		$ 1,000	$ 1,098.90	$ 4.37
Hypothetical-B		$ 1,000	$ 1,020.91	$ 4.20
Class Z	.75%
Actual		$ 1,000	$ 1,099.40	$ 3.95
Hypothetical-B		$ 1,000	$ 1,021.31	$ 3.80

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2023, $24,020,486, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.23% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $86,508 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 100%, 100%, 100%, and 100%; Class M designates 100%, 100%, 100%, and 100%; Class C designates 0%, 100%, 100%, and 0%; Class I designates 91%, 100%, 100%, and 100%; and Class Z designates 74%, 100%, 100%, and 100%; of the dividends distributed in December, April, July and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%, 100%, 100%, and 100%; Class M designates 100%, 100%, 100%, and 100%; Class C designates 0.00%, 100%, 100%, and 0.00%; Class I designates 100%, 100%, 100%, and 100%; and Class Z designates 100%, 100%, 100%, and 100%; of the dividends distributed in December, April, July and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Dividend Growth Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Class I, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Class I of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Class I of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Class I of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Class I of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection its consideration of the fund's performance adjustment, the Board noted that the performance of Class I is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of Class I as the basis for the performance adjustment. The Board noted that Class I is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of Class I as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.733548.124
ADGF-ANN-0124
Fidelity Advisor® Equity Income Fund

Annual Report
November 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-3.54%	6.90%	6.79%
Class M (incl. 3.50% sales charge)	-1.46%	7.15%	6.79%
Class C (incl. contingent deferred sales charge)	0.60%	7.33%	6.76%
Class I	2.60%	8.44%	7.70%
Class Z	2.75%	8.60%	7.85%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Income Fund - Class A, a class of the fund, on November 30, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.84% for the 12 months ending November 30, 2023, according to the S&P 500® index, as a slowing in the pace of inflation and a resilient U.S. economy provided a favorable backdrop for higher-risk assets for much of 2023. After returning -18.11% in 2022, the index's upturn was mostly driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and twice deciding to hold rates at a 22-year high while it observes the effect on inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 9.13% in November. By sector for the full 12 months, information technology (+41%) and communications services (+37%) led the way, followed by consumer discretionary (+20%). In contrast, the defensive-oriented utilities (-9%) and consumer staples (-5%) sectors lagged most this period.
Comments from Portfolio Manager John Sheehy:
For the fiscal year ending November 30, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 2% to 3%, versus 1.00% for the benchmark, the broad-based Russell 3000 Value Index. Relative to the benchmark, security selection was the primary contributor, led by energy stocks. Picks in utilities also helped, as did investment choices among consumer staples stocks, primarily within the food, beverage & tobacco industry. Also bolstering the portfolio's relative result was security selection and an overweight in information technology, especially software & services companies. The fund's top individual relative contributor this period was the decision to avoid Pfizer, a benchmark component that returned approximately -36%. Further aiding performance was a non-benchmark stake in Microsoft, which rose about 49%. Another notable relative contributor was our non-benchmark stake in Sanofi (+6%), one of the portfolio's largest holdings on November 30, though we decreased our exposure to the stock this period. In contrast, the biggest detractor from performance versus the benchmark was stock picking in communication services. The largest individual relative detractor this period was avoiding Meta Platforms, a benchmark component that gained about 144%. An overweight in Bristol-Myers Squibb (-36%), one of the fund's biggest holdings this period, also hurt. Outsized exposure to M&T Bank (-21%) detracted as well. The stock was among the largest holdings at period end. Notable changes in positioning include increased exposure to the utilities sector and a lower allocation to communication services firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	3.3
Johnson & Johnson	3.0
Wells Fargo & Co.	2.7
Comcast Corp. Class A	2.5
Merck & Co., Inc.	2.3
Verizon Communications, Inc.	2.1
U.S. Bancorp	2.0
Unilever PLC sponsored ADR	2.0
Cisco Systems, Inc.	1.9
Shell PLC ADR	1.8
23.6

Market Sectors (% of Fund's net assets)

Financials	21.1
Health Care	15.6
Consumer Staples	10.5
Information Technology	9.2
Utilities	9.0
Industrials	8.1
Energy	7.7
Communication Services	5.5
Consumer Discretionary	3.9
Real Estate	3.8
Materials	3.4

Asset Allocation (% of Fund's net assets)

Written Options - (0.0)%
Percentages shown as 0.0% may reflect amounts less than 0.05%.

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments November 30, 2023
Showing Percentage of Net Assets
Common Stocks - 97.8%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 2.1%
Verizon Communications, Inc.	971,090	37,222
Media - 3.4%
Comcast Corp. Class A (a)	1,090,000	45,660
Omnicom Group, Inc.	127,800	10,305
WPP PLC	588,900	5,264
		61,229
TOTAL COMMUNICATION SERVICES		98,451
CONSUMER DISCRETIONARY - 3.9%
Automobile Components - 0.5%
Lear Corp.	72,400	9,684
Broadline Retail - 0.6%
eBay, Inc.	261,200	10,712
Household Durables - 0.4%
Whirlpool Corp. (b)	73,800	8,037
Specialty Retail - 1.3%
Lowe's Companies, Inc.	71,700	14,256
Williams-Sonoma, Inc.	49,300	9,246
		23,502
Textiles, Apparel & Luxury Goods - 1.1%
Tapestry, Inc.	607,100	19,227
TOTAL CONSUMER DISCRETIONARY		71,162
CONSUMER STAPLES - 10.5%
Beverages - 4.1%
Anheuser-Busch InBev SA NV ADR (b)	115,000	7,237
Carlsberg A/S Series B	51,000	6,327
Coca-Cola European Partners PLC	335,700	20,357
Keurig Dr. Pepper, Inc.	674,200	21,284
The Coca-Cola Co.	304,800	17,813
		73,018
Consumer Staples Distribution & Retail - 0.8%
Sysco Corp.	204,400	14,752
Food Products - 0.4%
Tyson Foods, Inc. Class A	166,700	7,808
Household Products - 1.7%
Reckitt Benckiser Group PLC	254,900	17,401
Reynolds Consumer Products, Inc.	507,400	13,314
		30,715
Personal Care Products - 3.5%
Kenvue, Inc.	1,342,905	27,449
Unilever PLC sponsored ADR	754,100	35,971
		63,420
TOTAL CONSUMER STAPLES		189,713
ENERGY - 7.7%
Oil, Gas & Consumable Fuels - 7.7%
Enterprise Products Partners LP	925,000	24,772
Exxon Mobil Corp.	578,500	59,431
Shell PLC ADR	490,300	32,262
TotalEnergies SE	342,900	23,372
		139,837
FINANCIALS - 21.1%
Banks - 11.1%
Bank of America Corp.	924,800	28,197
Cullen/Frost Bankers, Inc.	86,500	8,502
East West Bancorp, Inc.	166,300	10,464
Huntington Bancshares, Inc.	1,001,200	11,274
M&T Bank Corp.	245,900	31,517
PNC Financial Services Group, Inc.	189,000	25,318
U.S. Bancorp	948,400	36,153
Wells Fargo & Co.	1,095,750	48,859
		200,284
Capital Markets - 1.9%
Bank of New York Mellon Corp.	371,800	17,965
CME Group, Inc. (a)	41,200	8,996
LPL Financial	33,400	7,425
		34,386
Financial Services - 3.5%
Fidelity National Information Services, Inc.	273,500	16,038
Global Payments, Inc.	250,100	29,122
Visa, Inc. Class A (a)	69,200	17,762
		62,922
Insurance - 4.6%
AXA SA	574,500	17,913
Chubb Ltd.	137,184	31,474
First American Financial Corp.	122,200	7,283
The Travelers Companies, Inc.	146,800	26,515
		83,185
TOTAL FINANCIALS		380,777
HEALTH CARE - 15.6%
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	290,100	10,467
Health Care Providers & Services - 3.9%
Cigna Group	81,100	21,320
Elevance Health, Inc.	64,800	31,071
UnitedHealth Group, Inc.	31,900	17,640
		70,031
Pharmaceuticals - 11.1%
Bristol-Myers Squibb Co.	625,200	30,872
GSK PLC sponsored ADR	428,600	15,425
Johnson & Johnson	355,071	54,915
Merck & Co., Inc.	401,400	41,135
Organon & Co.	551,830	6,247
Roche Holding AG (participation certificate)	79,440	21,371
Royalty Pharma PLC	500,400	13,546
Sanofi SA sponsored ADR	388,900	18,181
		201,692
TOTAL HEALTH CARE		282,190
INDUSTRIALS - 8.1%
Aerospace & Defense - 1.7%
General Dynamics Corp.	102,500	25,314
Lockheed Martin Corp.	12,100	5,418
		30,732
Building Products - 0.4%
Owens Corning	56,700	7,687
Electrical Equipment - 1.2%
Regal Rexnord Corp.	187,700	22,486
Industrial Conglomerates - 1.0%
3M Co.	94,900	9,402
Hitachi Ltd.	119,500	8,290
		17,692
Machinery - 1.6%
Allison Transmission Holdings, Inc.	219,700	11,750
Parker Hannifin Corp.	38,000	16,461
		28,211
Professional Services - 2.2%
Genpact Ltd.	415,100	14,097
Science Applications International Corp.	39,400	4,626
SS&C Technologies Holdings, Inc.	372,900	20,979
		39,702
TOTAL INDUSTRIALS		146,510
INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 1.9%
Cisco Systems, Inc.	710,553	34,377
IT Services - 2.7%
Amdocs Ltd.	268,622	22,502
Capgemini SA	129,700	26,542
		49,044
Semiconductors & Semiconductor Equipment - 2.8%
Microchip Technology, Inc.	350,250	29,225
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	226,000	21,992
		51,217
Software - 1.8%
Gen Digital, Inc.	566,800	12,515
Microsoft Corp. (a)	51,200	19,400
		31,915
TOTAL INFORMATION TECHNOLOGY		166,553
MATERIALS - 3.4%
Chemicals - 1.2%
Celanese Corp. Class A	66,800	9,262
CF Industries Holdings, Inc.	62,700	4,712
Olin Corp.	119,600	5,638
The Chemours Co. LLC	99,400	2,727
		22,339
Containers & Packaging - 2.2%
Berry Global Group, Inc.	171,800	11,359
Crown Holdings, Inc.	138,700	11,930
Silgan Holdings, Inc.	151,100	6,304
Sonoco Products Co.	181,500	10,012
		39,605
TOTAL MATERIALS		61,944
REAL ESTATE - 3.8%
Equity Real Estate Investment Trusts (REITs) - 3.8%
Alexandria Real Estate Equities, Inc.	52,500	5,744
American Tower Corp.	53,800	11,232
COPT Defense Properties (SBI)	463,100	11,207
Crown Castle International Corp.	175,400	20,571
Essex Property Trust, Inc.	28,300	6,041
Gaming & Leisure Properties	94,000	4,393
Public Storage	35,400	9,160
		68,348
UTILITIES - 9.0%
Electric Utilities - 6.4%
American Electric Power Co., Inc.	91,300	7,263
Duke Energy Corp.	344,500	31,790
Edison International	332,064	22,245
Eversource Energy	161,400	9,589
Exelon Corp.	338,000	13,016
FirstEnergy Corp.	629,500	23,254
PPL Corp.	345,700	9,030
		116,187
Independent Power and Renewable Electricity Producers - 0.4%
Vistra Corp.	201,400	7,132
Multi-Utilities - 2.2%
CMS Energy Corp.	177,200	10,058
Sempra	392,600	28,609
		38,667
TOTAL UTILITIES		161,986
TOTAL COMMON STOCKS (Cost $1,592,016)		1,767,471

Money Market Funds - 2.2%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.40% (c)	32,013,731	32,020
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	7,823,942	7,825
TOTAL MONEY MARKET FUNDS (Cost $39,845)		39,845

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,631,861)	1,807,316
NET OTHER ASSETS (LIABILITIES) - 0.0%	(313)
NET ASSETS - 100.0%	1,807,003

Written Options
	Counterparty	Number of Contracts	Notional Amount ($) (000s)	Exercise Price ($)	Expiration Date	Value ($) (000s)
Call Options
CME Group, Inc. Class A	Chicago Board Options Exchange	97	2,118	230.00	12/15/23	(3)
Comcast Corp. Class A	Chicago Board Options Exchange	2,704	11,327	50.00	01/19/24	(11)
Microsoft Corp.	Chicago Board Options Exchange	120	4,547	360.00	12/15/23	(240)
Visa, Inc. Class A	Chicago Board Options Exchange	118	3,029	260.00	12/15/23	(19)

TOTAL WRITTEN OPTIONS						(273)

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $21,021,000.
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	71,467	271,851	311,298	2,759	-	-	32,020	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	30,796	399,429	422,400	390	-	-	7,825	0.0%
Total	102,263	671,280	733,698	3,149	-	-	39,845

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	98,451	93,187	5,264	-
Consumer Discretionary	71,162	71,162	-	-
Consumer Staples	189,713	165,985	23,728	-
Energy	139,837	116,465	23,372	-
Financials	380,777	362,864	17,913	-
Health Care	282,190	260,819	21,371	-
Industrials	146,510	146,510	-	-
Information Technology	166,553	166,553	-	-
Materials	61,944	61,944	-	-
Real Estate	68,348	68,348	-	-
Utilities	161,986	161,986	-	-

Money Market Funds	39,845	39,845	-	-
Total Investments in Securities:	1,807,316	1,715,668	91,648	-
Derivative Instruments: Liabilities
Written Options	(273)	(273)	-	-
Total Liabilities	(273)	(273)	-	-
Total Derivative Instruments:	(273)	(273)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Equity Risk
Written Options (a)	0	(273)
Total Equity Risk	0	(273)
Total Value of Derivatives	0	(273)

(a)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2023

Assets
Investment in securities, at value (including securities loaned of $7,688) - See accompanying schedule:
Unaffiliated issuers (cost $1,592,016)	$1,767,471
Fidelity Central Funds (cost $39,845)	39,845

Total Investment in Securities (cost $1,631,861)		$1,807,316
Receivable for investments sold		9,418
Receivable for fund shares sold		806
Dividends receivable		5,950
Distributions receivable from Fidelity Central Funds		141
Prepaid expenses		2
Other receivables		23
Total assets		1,823,656
Liabilities
Payable for investments purchased	$6,284
Payable for fund shares redeemed	893
Accrued management fee	622
Distribution and service plan fees payable	402
Written options, at value (premium received $251)	273
Other affiliated payables	280
Other payables and accrued expenses	75
Collateral on securities loaned	7,824
Total Liabilities		16,653
Net Assets		$1,807,003
Net Assets consist of:
Paid in capital		$1,575,002
Total accumulated earnings (loss)		232,001
Net Assets		$1,807,003

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($721,260 ÷ 23,552 shares)(a)		$30.62
Maximum offering price per share (100/94.25 of $30.62)		$32.49
Class M :
Net Asset Value and redemption price per share ($524,459 ÷ 16,531 shares)(a)(b)		$31.72
Maximum offering price per share (100/96.50 of $31.72)		$32.87
Class C :
Net Asset Value and offering price per share ($50,681 ÷ 1,629 shares)(a)		$31.11
Class I :
Net Asset Value, offering price and redemption price per share ($367,712 ÷ 11,207 shares)		$32.81
Class Z :
Net Asset Value, offering price and redemption price per share ($142,891 ÷ 4,361 shares)(b)		$32.76
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.

Statement of Operations
Amounts in thousands		Year ended November 30, 2023
Investment Income
Dividends		$54,835
Interest		3
Income from Fidelity Central Funds (including $390 from security lending)		3,149
Total Income		57,987
Expenses
Management fee	$7,723
Transfer agent fees	3,020
Distribution and service plan fees	5,122
Accounting fees	494
Custodian fees and expenses	50
Independent trustees' fees and expenses	11
Registration fees	100
Audit	91
Legal	9
Miscellaneous	10
Total expenses before reductions	16,630
Expense reductions	(116)
Total expenses after reductions		16,514
Net Investment income (loss)		41,473
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	47,471
Foreign currency transactions	18
Written options	471
Total net realized gain (loss)		47,960
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(47,642)
Assets and liabilities in foreign currencies	9
Written options	(22)
Total change in net unrealized appreciation (depreciation)		(47,655)
Net gain (loss)		305
Net increase (decrease) in net assets resulting from operations		$41,778
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$41,473	$33,309
Net realized gain (loss)	47,960	72,413
Change in net unrealized appreciation (depreciation)	(47,655)	41,446
Net increase (decrease) in net assets resulting from operations	41,778	147,168
Distributions to shareholders	(103,407)	(167,060)

Share transactions - net increase (decrease)	11,415	316,498
Total increase (decrease) in net assets	(50,214)	296,606

Net Assets
Beginning of period	1,857,217	1,560,611
End of period	$1,807,003	$1,857,217

Financial Highlights
Fidelity Advisor® Equity Income Fund Class A

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$31.78	$32.34	$27.88	$30.22	$31.53
Income from Investment Operations
Net investment income (loss) A,B	.69	.61	.58	.65	.67
Net realized and unrealized gain (loss)	(.04)	2.32	4.53	(.67)	2.08
Total from investment operations	.65	2.93	5.11	(.02)	2.75
Distributions from net investment income	(.64)	(.58)	(.65)	(.66)	(.65)
Distributions from net realized gain	(1.17)	(2.91)	- C	(1.67)	(3.41)
Total distributions	(1.81)	(3.49)	(.65)	(2.32) D	(4.06)
Net asset value, end of period	$30.62	$31.78	$32.34	$27.88	$30.22
Total Return E,F	2.34%	9.34%	18.46%	.02%	11.73%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.89%	.89%	.90%	.92%	.93%
Expenses net of fee waivers, if any	.89%	.89%	.89%	.92%	.92%
Expenses net of all reductions	.89%	.89%	.89%	.92%	.92%
Net investment income (loss)	2.30%	1.98%	1.80%	2.51%	2.37%
Supplemental Data
Net assets, end of period (in millions)	$721	$741	$675	$591	$660
Portfolio turnover rate I	47%	47%	48%	65%	48%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Equity Income Fund Class M

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$32.84	$33.30	$28.69	$31.02	$32.24
Income from Investment Operations
Net investment income (loss) A,B	.64	.56	.52	.60	.62
Net realized and unrealized gain (loss)	(.03)	2.38	4.66	(.68)	2.15
Total from investment operations	.61	2.94	5.18	(.08)	2.77
Distributions from net investment income	(.56)	(.49)	(.57)	(.59)	(.58)
Distributions from net realized gain	(1.17)	(2.91)	- C	(1.67)	(3.41)
Total distributions	(1.73)	(3.40)	(.57)	(2.25) D	(3.99)
Net asset value, end of period	$31.72	$32.84	$33.30	$28.69	$31.02
Total Return E,F	2.12%	9.08%	18.16%	(.22)%	11.46%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.13%	1.13%	1.14%	1.16%	1.16%
Expenses net of fee waivers, if any	1.13%	1.13%	1.13%	1.16%	1.16%
Expenses net of all reductions	1.13%	1.13%	1.13%	1.15%	1.16%
Net investment income (loss)	2.06%	1.74%	1.56%	2.28%	2.14%
Supplemental Data
Net assets, end of period (in millions)	$524	$571	$555	$534	$642
Portfolio turnover rate I	47%	47%	48%	65%	48%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Equity Income Fund Class C

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$32.23	$32.75	$28.21	$30.52	$31.73
Income from Investment Operations
Net investment income (loss) A,B	.46	.37	.32	.45	.45
Net realized and unrealized gain (loss)	(.02)	2.35	4.60	(.66)	2.12
Total from investment operations	.44	2.72	4.92	(.21)	2.57
Distributions from net investment income	(.39)	(.32)	(.37)	(.43)	(.37)
Distributions from net realized gain	(1.17)	(2.91)	- C	(1.67)	(3.41)
Total distributions	(1.56)	(3.24) D	(.38) D	(2.10)	(3.78)
Net asset value, end of period	$31.11	$32.23	$32.75	$28.21	$30.52
Total Return E,F	1.57%	8.46%	17.51%	(.77)%	10.86%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.68%	1.68%	1.70%	1.72%	1.72%
Expenses net of fee waivers, if any	1.67%	1.68%	1.69%	1.72%	1.71%
Expenses net of all reductions	1.67%	1.68%	1.69%	1.72%	1.71%
Net investment income (loss)	1.52%	1.19%	1.00%	1.71%	1.58%
Supplemental Data
Net assets, end of period (in millions)	$51	$68	$52	$63	$84
Portfolio turnover rate I	47%	47%	48%	65%	48%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Equity Income Fund Class I

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$33.91	$34.28	$29.51	$31.85	$32.99
Income from Investment Operations
Net investment income (loss) A,B	.82	.73	.70	.75	.78
Net realized and unrealized gain (loss)	(.04)	2.47	4.80	(.70)	2.21
Total from investment operations	.78	3.20	5.50	.05	2.99
Distributions from net investment income	(.71)	(.65)	(.73)	(.72)	(.72)
Distributions from net realized gain	(1.17)	(2.91)	- C	(1.67)	(3.41)
Total distributions	(1.88)	(3.57) D	(.73)	(2.39)	(4.13)
Net asset value, end of period	$32.81	$33.91	$34.28	$29.51	$31.85
Total Return E	2.60%	9.62%	18.75%	.27%	12.00%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.65%	.65%	.65%	.67%	.67%
Expenses net of fee waivers, if any	.65%	.65%	.65%	.67%	.67%
Expenses net of all reductions	.64%	.65%	.65%	.66%	.67%
Net investment income (loss)	2.54%	2.22%	2.05%	2.77%	2.63%
Supplemental Data
Net assets, end of period (in millions)	$368	$359	$244	$178	$227
Portfolio turnover rate H	47%	47%	48%	65%	48%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Equity Income Fund Class Z

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$33.86	$34.24	$29.48	$31.82	$32.96
Income from Investment Operations
Net investment income (loss) A,B	.86	.77	.75	.79	.82
Net realized and unrealized gain (loss)	(.03)	2.46	4.78	(.70)	2.21
Total from investment operations	.83	3.23	5.53	.09	3.03
Distributions from net investment income	(.76)	(.70)	(.77)	(.76)	(.77)
Distributions from net realized gain	(1.17)	(2.91)	- C	(1.67)	(3.41)
Total distributions	(1.93)	(3.61)	(.77)	(2.43)	(4.17) D
Net asset value, end of period	$32.76	$33.86	$34.24	$29.48	$31.82
Total Return E	2.75%	9.77%	18.89%	.43%	12.18%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.51%	.51%	.51%	.53%	.53%
Expenses net of fee waivers, if any	.50%	.51%	.51%	.52%	.53%
Expenses net of all reductions	.50%	.51%	.51%	.52%	.52%
Net investment income (loss)	2.69%	2.36%	2.18%	2.91%	2.77%
Supplemental Data
Net assets, end of period (in millions)	$143	$117	$35	$26	$27
Portfolio turnover rate H	47%	47%	48%	65%	48%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Equity Income Fund	$23

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$259,610
Gross unrealized depreciation	(76,106)
Net unrealized appreciation (depreciation)	$183,504
Tax Cost	$1,623,539

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$24,405
Undistributed long-term capital gain	$31,531
Net unrealized appreciation (depreciation) on securities and other investments	$176,065

The tax character of distributions paid was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$36,549	$62,201
Long-term Capital Gains	66,858	104,859
Total	$103,407	$167,060
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options", and are representative of volume of activity during the period unless an average contracts amount is presented.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Income Fund	836,623	848,549
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$1,814	$29
Class M	.25%	.25%	2,706	10
Class C	.75%	.25%	602	88
			$5,122	$127
Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$113
Class M	12
Class CA	3
$128
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,271.18
Class M	897.17
Class C	127.21
Class I	671.18
Class Z	54.04
	$3,020

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1733%
Class M	0.1645%
Class C	0.2000%
Class I	0.1823%

Accounting Fees.  Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity Advisor Equity Income Fund	.03

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Advisor Equity Income Fund	0.0270%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Equity Income Fund	$20

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Equity Income Fund	88,153	56,591	9,448
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity Advisor Equity Income Fund	$3
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Equity Income Fund	$38	$24	$-
9. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $5. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class M	$1

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $110.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Equity Income Fund
Distributions to shareholders
Class A	$42,683	$73,516
Class M	29,792	56,803
Class C	3,243	5,145
Class I	20,598	26,327
Class Z	7,091	5,269
Total	$103,407	$167,060
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2023	Year ended November 30, 2022	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Equity Income Fund
Class A
Shares sold	2,279	3,323	$68,819	$103,218
Reinvestment of distributions	1,379	2,230	40,735	69,823
Shares redeemed	(3,435)	(3,106)	(103,441)	(96,136)
Net increase (decrease)	223	2,447	$6,113	$76,905
Class M
Shares sold	1,149	1,876	$35,935	$60,326
Reinvestment of distributions	955	1,720	29,202	55,712
Shares redeemed	(2,966)	(2,857)	(92,623)	(91,349)
Net increase (decrease)	(862)	739	$(27,486)	$24,689
Class C
Shares sold	318	990	$9,791	$31,165
Reinvestment of distributions	107	159	3,202	5,070
Shares redeemed	(919)	(608)	(28,147)	(19,033)
Net increase (decrease)	(494)	541	$(15,154)	$17,202
Class I
Shares sold	2,502	4,297	$80,562	$141,287
Reinvestment of distributions	615	735	19,428	24,455
Shares redeemed	(2,500)	(1,562)	(80,714)	(51,041)
Net increase (decrease)	617	3,470	$19,276	$114,701
Class Z
Shares sold	2,114	3,004	$67,614	$101,219
Reinvestment of distributions	201	149	6,342	4,916
Shares redeemed	(1,415)	(710)	(45,290)	(23,134)
Net increase (decrease)	900	2,443	$28,666	$83,001
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Equity Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 to November 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period- C June 1, 2023 to November 30, 2023
Fidelity Advisor® Equity Income Fund
Class A	.88%
Actual		$ 1,000	$ 1,074.40	$ 4.58
Hypothetical-B		$ 1,000	$ 1,020.66	$ 4.46
Class M	1.12%
Actual		$ 1,000	$ 1,072.70	$ 5.82
Hypothetical-B		$ 1,000	$ 1,019.45	$ 5.67
Class C	1.66%
Actual		$ 1,000	$ 1,070.00	$ 8.61
Hypothetical-B		$ 1,000	$ 1,016.75	$ 8.39
Class I	.64%
Actual		$ 1,000	$ 1,075.50	$ 3.33
Hypothetical-B		$ 1,000	$ 1,021.86	$ 3.24
Class Z	.50%
Actual		$ 1,000	$ 1,076.40	$ 2.60
Hypothetical-B		$ 1,000	$ 1,022.56	$ 2.54

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2023 $31,592,172, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.15% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Equity Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Class I, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Class I of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Class I of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Class I of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Class I of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.539449.127
EPI-ANN-0124
Fidelity Advisor® Small Cap Fund

Annual Report
November 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-4.71%	7.18%	6.06%
Class M (incl. 3.50% sales charge)	-2.64%	7.44%	6.07%
Class C (incl. contingent deferred sales charge)	-0.60%	7.59%	6.03%
Class I	1.37%	8.74%	6.97%
Class Z	1.53%	8.91%	7.13%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Fund - Class A, a class of the fund, on November 30, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.84% for the 12 months ending November 30, 2023, according to the S&P 500® index, as a slowing in the pace of inflation and a resilient U.S. economy provided a favorable backdrop for higher-risk assets for much of 2023. After returning -18.11% in 2022, the index's upturn was mostly driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and twice deciding to hold rates at a 22-year high while it observes the effect on inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 9.13% in November. By sector for the full 12 months, information technology (+41%) and communications services (+37%) led the way, followed by consumer discretionary (+20%). In contrast, the defensive-oriented utilities (-9%) and consumer staples (-5%) sectors lagged most this period.
Comments from Portfolio Manager Jennifer Fo Cardillo:
For the fiscal year ending November 30, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 0% to 2%, versus -2.57% for the benchmark Russell 2000 Index. The biggest contributor to performance versus the benchmark was stock selection in information technology, primarily within the technology hardware & equipment industry. Picks among consumer discretionary and materials companies also boosted the portfolio's relative result. The top individual relative contributor was an overweight in Insight Enterprises (+46%), the fund's largest holding on November 30. Outsized exposure to Intapp (+63%) also helped, followed by an overweight in Patrick Industries (+50%). The latter was among the fund's more sizable holdings at period end. In contrast, the biggest detractor from performance versus the benchmark was security selection in energy. Investment choices among utilities and health care stocks also hurt. The fund's non-benchmark stake in Antero Resources returned -35% and was the biggest individual relative detractor. A larger-than-benchmark position in Brookfield Infrastructure (-32%) hurt as well. Outsized exposure to First Interstate Bancsystem (-37%) also was detrimental. Notable changes in positioning include a higher allocation to materials stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Insight Enterprises, Inc.	1.9
Fabrinet	1.8
Eagle Materials, Inc.	1.8
Constellium NV	1.8
Murphy U.S.A., Inc.	1.6
Patrick Industries, Inc.	1.6
Lamar Advertising Co. Class A	1.5
Performance Food Group Co.	1.5
The Ensign Group, Inc.	1.5
Primerica, Inc.	1.5
16.5

Market Sectors (% of Fund's net assets)

Industrials	20.9
Financials	15.2
Information Technology	14.7
Health Care	13.2
Consumer Discretionary	12.0
Materials	7.1
Real Estate	4.3
Energy	4.3
Consumer Staples	4.1
Communication Services	2.9
Utilities	1.1

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

Schedule of Investments November 30, 2023
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 2.9%
Entertainment - 0.3%
Vivid Seats, Inc. Class A (a)	467,980	3,870
Interactive Media & Services - 1.6%
Cars.com, Inc. (a)	967,000	18,006
Ziff Davis, Inc. (a)	153,400	9,790
		27,796
Media - 0.6%
TechTarget, Inc. (a)	340,900	10,091
Wireless Telecommunication Services - 0.4%
Gogo, Inc. (a)	720,900	7,231
TOTAL COMMUNICATION SERVICES		48,988
CONSUMER DISCRETIONARY - 12.0%
Automobile Components - 3.1%
Adient PLC (a)	493,200	15,881
Fox Factory Holding Corp. (a)	160,344	10,023
Patrick Industries, Inc.	336,464	27,604
		53,508
Hotels, Restaurants & Leisure - 1.2%
Brinker International, Inc. (a)	299,200	10,774
Churchill Downs, Inc.	78,100	9,042
		19,816
Household Durables - 2.3%
SharkNinja Hong Kong Co. Ltd.	299,966	14,098
Skyline Champion Corp. (a)	262,986	15,829
Tempur Sealy International, Inc. (b)	230,500	9,294
		39,221
Specialty Retail - 4.3%
Academy Sports & Outdoors, Inc.	148,905	7,575
Murphy U.S.A., Inc.	75,900	28,049
Musti Group OYJ	650,293	18,588
Valvoline, Inc. (b)	605,100	20,719
		74,931
Textiles, Apparel & Luxury Goods - 1.1%
Crocs, Inc. (a)(b)	174,121	18,389
TOTAL CONSUMER DISCRETIONARY		205,865
CONSUMER STAPLES - 4.1%
Consumer Staples Distribution & Retail - 3.4%
BJ's Wholesale Club Holdings, Inc. (a)	253,130	16,347
Performance Food Group Co. (a)	397,900	25,883
Sprouts Farmers Market LLC (a)	375,300	16,168
		58,398
Food Products - 0.7%
Nomad Foods Ltd. (a)	762,900	12,321
TOTAL CONSUMER STAPLES		70,719
ENERGY - 4.3%
Energy Equipment & Services - 2.7%
Cactus, Inc.	401,400	17,055
Championx Corp.	650,600	19,076
TechnipFMC PLC	494,100	10,238
		46,369
Oil, Gas & Consumable Fuels - 1.6%
Antero Resources Corp. (a)	728,400	17,212
Hess Midstream LP (b)	319,248	10,388
		27,600
TOTAL ENERGY		73,969
FINANCIALS - 15.2%
Banks - 5.8%
ConnectOne Bancorp, Inc.	1,047,755	20,599
First Interstate Bancsystem, Inc.	628,400	16,269
Independent Bank Group, Inc.	453,000	17,522
Metropolitan Bank Holding Corp. (a)	265,782	10,358
Pinnacle Financial Partners, Inc.	317,900	23,070
Trico Bancshares	343,200	11,813
		99,631
Capital Markets - 3.7%
Houlihan Lokey	174,600	18,808
Lazard Ltd. Class A	374,200	11,219
LPL Financial	42,600	9,470
Morningstar, Inc.	43,009	12,187
Patria Investments Ltd.	792,260	11,218
		62,902
Consumer Finance - 0.5%
PROG Holdings, Inc. (a)	327,214	8,920
Financial Services - 1.3%
Essent Group Ltd.	473,523	22,890
Insurance - 3.9%
Old Republic International Corp.	705,800	20,687
Primerica, Inc.	123,300	25,833
Selective Insurance Group, Inc.	205,600	20,907
		67,427
TOTAL FINANCIALS		261,770
HEALTH CARE - 13.2%
Biotechnology - 3.6%
Allogene Therapeutics, Inc. (a)	578,800	1,360
Arcellx, Inc. (a)	133,500	7,013
Astria Therapeutics, Inc. (a)	340,100	1,581
Blueprint Medicines Corp. (a)	114,100	7,946
Celldex Therapeutics, Inc. (a)	69,400	2,097
Cerevel Therapeutics Holdings (a)	195,600	5,072
Cogent Biosciences, Inc. (a)	323,000	2,477
Cytokinetics, Inc. (a)	244,300	8,179
Keros Therapeutics, Inc. (a)	58,000	1,760
Legend Biotech Corp. ADR (a)	77,800	4,732
Tyra Biosciences, Inc. (a)(b)	328,400	3,846
Vaxcyte, Inc. (a)	152,800	7,910
Viking Therapeutics, Inc. (a)(b)	164,700	2,013
Xenon Pharmaceuticals, Inc. (a)	152,500	5,578
Zentalis Pharmaceuticals, Inc. (a)	88,646	997
		62,561
Health Care Equipment & Supplies - 4.0%
Envista Holdings Corp. (a)	470,500	10,676
Haemonetics Corp. (a)	146,000	11,807
Inspire Medical Systems, Inc. (a)	10,900	1,584
Merit Medical Systems, Inc. (a)	177,200	12,680
Neogen Corp. (a)	620,000	10,521
Pulmonx Corp. (a)	653,500	7,123
TransMedics Group, Inc. (a)(b)	185,800	14,061
		68,452
Health Care Providers & Services - 4.7%
Acadia Healthcare Co., Inc. (a)	329,600	24,058
Chemed Corp.	39,000	22,113
Option Care Health, Inc. (a)	318,537	9,476
The Ensign Group, Inc.	241,500	25,857
		81,504
Life Sciences Tools & Services - 0.2%
BioLife Solutions, Inc. (a)	240,100	2,970
Pharmaceuticals - 0.7%
Edgewise Therapeutics, Inc. (a)	277,000	1,684
Intra-Cellular Therapies, Inc. (a)	108,200	6,640
Verona Pharma PLC ADR (a)	268,700	3,633
		11,957
TOTAL HEALTH CARE		227,444
INDUSTRIALS - 20.9%
Aerospace & Defense - 0.6%
V2X, Inc. (a)	246,197	10,439
Building Products - 2.7%
CSW Industrials, Inc.	66,534	11,798
Masonite International Corp. (a)	130,700	11,613
Simpson Manufacturing Co. Ltd.	136,700	22,825
		46,236
Construction & Engineering - 2.5%
EMCOR Group, Inc.	97,500	20,721
Granite Construction, Inc.	224,600	10,320
Sterling Construction Co., Inc. (a)	194,100	12,327
		43,368
Electrical Equipment - 2.0%
Array Technologies, Inc. (a)(b)	684,532	10,590
Atkore, Inc. (a)	97,800	12,704
Thermon Group Holdings, Inc. (a)	387,200	11,674
		34,968
Ground Transportation - 1.0%
TFI International, Inc.	139,600	16,498
Machinery - 1.9%
ITT, Inc.	103,200	11,173
Terex Corp.	433,600	21,463
		32,636
Professional Services - 5.2%
ASGN, Inc. (a)	194,200	17,330
Concentrix Corp.	161,141	15,146
ExlService Holdings, Inc. (a)	603,600	17,124
FTI Consulting, Inc. (a)	47,500	10,472
KBR, Inc.	384,500	19,867
NV5 Global, Inc. (a)	108,080	10,514
		90,453
Trading Companies & Distributors - 5.0%
Applied Industrial Technologies, Inc.	116,000	18,568
Beacon Roofing Supply, Inc. (a)	194,600	15,638
FTAI Aviation Ltd.	392,500	16,175
GMS, Inc. (a)	192,618	13,029
Rush Enterprises, Inc. Class A	552,891	21,933
		85,343
TOTAL INDUSTRIALS		359,941
INFORMATION TECHNOLOGY - 14.7%
Communications Equipment - 0.6%
Extreme Networks, Inc. (a)	664,400	10,723
Electronic Equipment, Instruments & Components - 6.6%
Advanced Energy Industries, Inc. (b)	202,600	19,257
Fabrinet (a)	193,200	31,279
Insight Enterprises, Inc. (a)	219,572	33,250
Napco Security Technologies, Inc. (b)	279,702	8,559
TD SYNNEX Corp.	215,341	21,241
		113,586
IT Services - 1.1%
Endava PLC ADR (a)(b)	156,308	10,198
Perficient, Inc. (a)	131,000	8,106
		18,304
Semiconductors & Semiconductor Equipment - 3.0%
AEHR Test Systems (a)(b)	200,400	4,601
Allegro MicroSystems LLC (a)	289,400	7,877
Axcelis Technologies, Inc. (a)	45,000	5,593
MACOM Technology Solutions Holdings, Inc. (a)	291,400	24,472
Synaptics, Inc. (a)	97,145	9,835
		52,378
Software - 3.4%
Five9, Inc. (a)	111,400	8,491
Intapp, Inc. (a)	296,839	11,131
PROS Holdings, Inc. (a)	336,700	12,306
Rapid7, Inc. (a)	158,900	8,604
Tenable Holdings, Inc. (a)	446,900	18,497
		59,029
TOTAL INFORMATION TECHNOLOGY		254,020
MATERIALS - 7.1%
Chemicals - 2.3%
Element Solutions, Inc.	1,141,200	23,920
The Chemours Co. LLC	277,100	7,601
Tronox Holdings PLC	657,000	8,377
		39,898
Construction Materials - 1.8%
Eagle Materials, Inc.	168,800	30,561
Metals & Mining - 3.0%
Commercial Metals Co.	478,100	21,672
Constellium NV (a)	1,752,900	30,500
		52,172
TOTAL MATERIALS		122,631
REAL ESTATE - 4.3%
Equity Real Estate Investment Trusts (REITs) - 3.6%
Essential Properties Realty Trust, Inc.	896,301	21,287
Lamar Advertising Co. Class A	260,200	26,356
Urban Edge Properties	861,000	14,422
		62,065
Real Estate Management & Development - 0.7%
Colliers International Group, Inc.	122,100	12,705
TOTAL REAL ESTATE		74,770
UTILITIES - 1.1%
Gas Utilities - 1.1%
Brookfield Infrastructure Corp. A Shares	627,967	19,505
TOTAL COMMON STOCKS (Cost $1,395,864)		1,719,622

Money Market Funds - 2.7%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.40% (c)	1,022,269	1,022
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	45,244,419	45,249
TOTAL MONEY MARKET FUNDS (Cost $46,271)		46,271

Equity Funds - 0.3%
	Shares	Value ($) (000s)
Small Blend Funds - 0.3%
iShares Russell 2000 Index ETF (b) (Cost $5,544)	30,700	5,516

TOTAL INVESTMENT IN SECURITIES - 102.8% (Cost $1,447,679)	1,771,409
NET OTHER ASSETS (LIABILITIES) - (2.8)%	(47,637)
NET ASSETS - 100.0%	1,723,772

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	14,942	435,922	449,842	551	-	-	1,022	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	50,384	569,258	574,393	322	-	-	45,249	0.2%
Total	65,326	1,005,180	1,024,235	873	-	-	46,271

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	48,988	48,988	-	-
Consumer Discretionary	205,865	205,865	-	-
Consumer Staples	70,719	70,719	-	-
Energy	73,969	73,969	-	-
Financials	261,770	261,770	-	-
Health Care	227,444	227,444	-	-
Industrials	359,941	359,941	-	-
Information Technology	254,020	254,020	-	-
Materials	122,631	122,631	-	-
Real Estate	74,770	74,770	-	-
Utilities	19,505	19,505	-	-

Money Market Funds	46,271	46,271	-	-

Equity Funds	5,516	5,516	-	-
Total Investments in Securities:	1,771,409	1,771,409	-	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2023

Assets
Investment in securities, at value (including securities loaned of $44,892) - See accompanying schedule:
Unaffiliated issuers (cost $1,401,408)	$1,725,138
Fidelity Central Funds (cost $46,271)	46,271

Total Investment in Securities (cost $1,447,679)		$1,771,409
Foreign currency held at value (cost $812)		812
Receivable for investments sold		765
Receivable for fund shares sold		683
Dividends receivable		2,082
Distributions receivable from Fidelity Central Funds		57
Prepaid expenses		2
Total assets		1,775,810
Liabilities
Payable to custodian bank	$3,643
Payable for fund shares redeemed	1,183
Accrued management fee	1,296
Distribution and service plan fees payable	338
Other affiliated payables	279
Other payables and accrued expenses	53
Collateral on securities loaned	45,246
Total Liabilities		52,038
Net Assets		$1,723,772
Net Assets consist of:
Paid in capital		$1,386,677
Total accumulated earnings (loss)		337,095
Net Assets		$1,723,772

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($643,377 ÷ 25,142 shares)(a)		$25.59
Maximum offering price per share (100/94.25 of $25.59)		$27.15
Class M :
Net Asset Value and redemption price per share ($428,022 ÷ 19,009 shares)(a)		$22.52
Maximum offering price per share (100/96.50 of $22.52)		$23.34
Class C :
Net Asset Value and offering price per share ($38,926 ÷ 2,478 shares)(a)		$15.71
Class I :
Net Asset Value, offering price and redemption price per share ($434,482 ÷ 14,678 shares)		$29.60
Class Z :
Net Asset Value, offering price and redemption price per share ($178,965 ÷ 6,000 shares)		$29.83
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Amounts in thousands		Year ended November 30, 2023
Investment Income
Dividends		$16,762
Income from Fidelity Central Funds (including $322 from security lending)		873
Total Income		17,635
Expenses
Management fee
Basic fee	$12,388
Performance adjustment	3,669
Transfer agent fees	3,081
Distribution and service plan fees	4,342
Accounting fees	498
Custodian fees and expenses	67
Independent trustees' fees and expenses	11
Registration fees	99
Audit	63
Legal	13
Interest	33
Miscellaneous	8
Total expenses before reductions	24,272
Expense reductions	(113)
Total expenses after reductions		24,159
Net Investment income (loss)		(6,524)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	35,508
Foreign currency transactions	9
Total net realized gain (loss)		35,517
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(11,386)
Total change in net unrealized appreciation (depreciation)		(11,386)
Net gain (loss)		24,131
Net increase (decrease) in net assets resulting from operations		$17,607
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,524)	$(7,413)
Net realized gain (loss)	35,517	107,304
Change in net unrealized appreciation (depreciation)	(11,386)	(416,191)
Net increase (decrease) in net assets resulting from operations	17,607	(316,300)
Distributions to shareholders	(89,410)	(224,659)

Share transactions - net increase (decrease)	(117,828)	289,457
Total increase (decrease) in net assets	(189,631)	(251,502)

Net Assets
Beginning of period	1,913,403	2,164,905
End of period	$1,723,772	$1,913,403

Financial Highlights
Fidelity Advisor® Small Cap Fund Class A

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$26.67	$34.34	$26.09	$24.25	$24.46
Income from Investment Operations
Net investment income (loss) A,B	(.10)	(.11)	(.17)	(.08)	(.03)
Net realized and unrealized gain (loss)	.31	(4.04)	9.15	2.85	2.56
Total from investment operations	.21	(4.15)	8.98	2.77	2.53
Distributions from net realized gain	(1.29)	(3.52)	(.73)	(.93)	(2.74)
Total distributions	(1.29)	(3.52)	(.73)	(.93)	(2.74)
Net asset value, end of period	$25.59	$26.67	$34.34	$26.09	$24.25
Total Return C,D	1.11%	(13.82)%	35.20%	11.78%	13.97%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.36%	1.33%	1.22%	1.22%	.98%
Expenses net of fee waivers, if any	1.35%	1.32%	1.22%	1.22%	.98%
Expenses net of all reductions	1.35%	1.32%	1.22%	1.22%	.98%
Net investment income (loss)	(.39)%	(.40)%	(.53)%	(.36)%	(.13)%
Supplemental Data
Net assets, end of period (in millions)	$643	$676	$837	$638	$654
Portfolio turnover rate G	29%	47%	41%	47%	56%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Small Cap Fund Class M

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$23.68	$30.88	$23.58	$22.06	$22.58
Income from Investment Operations
Net investment income (loss) A,B	(.14)	(.15)	(.22)	(.12)	(.07)
Net realized and unrealized gain (loss)	.27	(3.59)	8.25	2.57	2.29
Total from investment operations	.13	(3.74)	8.03	2.45	2.22
Distributions from net realized gain	(1.29)	(3.46)	(.73)	(.93)	(2.74)
Total distributions	(1.29)	(3.46)	(.73)	(.93)	(2.74)
Net asset value, end of period	$22.52	$23.68	$30.88	$23.58	$22.06
Total Return C,D	.89%	(14.03)%	34.91%	11.49%	13.73%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.60%	1.57%	1.46%	1.45%	1.22%
Expenses net of fee waivers, if any	1.59%	1.56%	1.46%	1.45%	1.22%
Expenses net of all reductions	1.59%	1.56%	1.46%	1.45%	1.21%
Net investment income (loss)	(.63)%	(.64)%	(.77)%	(.59)%	(.36)%
Supplemental Data
Net assets, end of period (in millions)	$428	$477	$619	$503	$542
Portfolio turnover rate G	29%	47%	41%	47%	56%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Small Cap Fund Class C

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$17.02	$23.16	$17.96	$17.11	$18.32
Income from Investment Operations
Net investment income (loss) A,B	(.19)	(.21)	(.29)	(.18)	(.15)
Net realized and unrealized gain (loss)	.17	(2.56)	6.22	1.96	1.68
Total from investment operations	(.02)	(2.77)	5.93	1.78	1.53
Distributions from net realized gain	(1.29)	(3.37)	(.73)	(.93)	(2.74)
Total distributions	(1.29)	(3.37)	(.73)	(.93)	(2.74)
Net asset value, end of period	$15.71	$17.02	$23.16	$17.96	$17.11
Total Return C,D	.32%	(14.51)%	34.12%	10.87%	13.05%
Ratios to Average Net Assets B,E,F
Expenses before reductions	2.18%	2.15%	2.03%	2.04%	1.79%
Expenses net of fee waivers, if any	2.17%	2.14%	2.03%	2.04%	1.79%
Expenses net of all reductions	2.17%	2.14%	2.03%	2.03%	1.78%
Net investment income (loss)	(1.21)%	(1.22)%	(1.34)%	(1.18)%	(.93)%
Supplemental Data
Net assets, end of period (in millions)	$39	$50	$73	$81	$96
Portfolio turnover rate G	29%	47%	41%	47%	56%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Small Cap Fund Class I

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$30.56	$38.84	$29.34	$27.09	$26.89
Income from Investment Operations
Net investment income (loss) A,B	(.04)	(.05)	(.10)	(.02)	.03
Net realized and unrealized gain (loss)	.37	(4.63)	10.33	3.20	2.91
Total from investment operations	.33	(4.68)	10.23	3.18	2.94
Distributions from net realized gain	(1.29)	(3.60)	(.73)	(.93)	(2.74)
Total distributions	(1.29)	(3.60)	(.73)	(.93)	(2.74)
Net asset value, end of period	$29.60	$30.56	$38.84	$29.34	$27.09
Total Return C	1.37%	(13.61)%	35.57%	12.07%	14.26%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.10%	1.08%	.97%	.96%	.72%
Expenses net of fee waivers, if any	1.10%	1.07%	.96%	.95%	.72%
Expenses net of all reductions	1.10%	1.07%	.96%	.95%	.72%
Net investment income (loss)	(.14)%	(.15)%	(.27)%	(.09)%	.14%
Supplemental Data
Net assets, end of period (in millions)	$434	$456	$519	$378	$434
Portfolio turnover rate F	29%	47%	41%	47%	56%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Small Cap Fund Class Z

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$30.74	$39.04	$29.45	$27.15	$26.90
Income from Investment Operations
Net investment income (loss) A,B	- C	- C	(.05)	.01	.07
Net realized and unrealized gain (loss)	.38	(4.65)	10.37	3.22	2.92
Total from investment operations	.38	(4.65)	10.32	3.23	2.99
Distributions from net realized gain	(1.29)	(3.65)	(.73)	(.93)	(2.74)
Total distributions	(1.29)	(3.65)	(.73)	(.93)	(2.74)
Net asset value, end of period	$29.83	$30.74	$39.04	$29.45	$27.15
Total Return D	1.53%	(13.47)%	35.75%	12.23%	14.46%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.96%	.93%	.83%	.81%	.57%
Expenses net of fee waivers, if any	.95%	.93%	.83%	.81%	.57%
Expenses net of all reductions	.95%	.93%	.83%	.80%	.57%
Net investment income (loss)	.01%	-% G	(.14)%	.05%	.29%
Supplemental Data
Net assets, end of period (in millions)	$179	$254	$117	$79	$117
Portfolio turnover rate H	29%	47%	41%	47%	56%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to passive foreign investment companies (PFIC), foreign currency transactions, partnerships, net operating losses, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$451,630
Gross unrealized depreciation	(131,157)
Net unrealized appreciation (depreciation)	$320,473
Tax Cost	$1,450,936

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$25,566
Net unrealized appreciation (depreciation) on securities and other investments	$316,483

The Fund intends to elect to defer to its next fiscal year $4,954,691 of ordinary losses recognized during the period January 1, 2023 to November 30, 2023.

The tax character of distributions paid was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$-	$9,286
Long-term Capital Gains	89,410	215,373
Total	$89,410	$ 224,659
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Small Cap Fund	538,940	726,104
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .87% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,640	$17
Class M	.25%	.25%	2,269	12
Class C	.75%	.25%	433	33
			$4,342	$62

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$54
Class M	7
Class CA	1
$62

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,250.19
Class M	806.18
Class C	111.26
Class I	810.19
Class Z	104.04
	$3,081

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1871%
Class M	0.1754%
Class C	0.2000%
Class I	0.1834%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Small Cap Fund	.03

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Advisor Small Cap Fund	0.0269%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Small Cap Fund	$20

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Small Cap Fund	Borrower	$10,381	5.05%	$32

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Small Cap Fund	40,829	56,293	(6,007)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Small Cap Fund	$3
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Small Cap Fund	$35	$-A	$22
A Amount is less than five-hundred dollars.
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Small Cap Fund	$1,193	5.58%	$1
9. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class M	$2

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $111.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Small Cap Fund
Distributions to shareholders
Class A	$32,548	$85,485
Class M	25,778	68,964
Class C	3,770	10,451
Class I	19,157	48,341
Class Z	8,157	11,418
Total	$89,410	$224,659
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2023	Year ended November 30, 2022	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Advisor Small Cap Fund
Class A
Shares sold	2,285	2,491	$58,230	$68,027
Reinvestment of distributions	1,301	2,567	31,291	82,352
Shares redeemed	(3,794)	(4,082)	(96,500)	(111,179)
Net increase (decrease)	(208)	976	$(6,979)	$39,200
Class M
Shares sold	1,617	2,126	$36,375	$52,266
Reinvestment of distributions	1,201	2,378	25,473	67,891
Shares redeemed	(3,955)	(4,400)	(89,092)	(106,286)
Net increase (decrease)	(1,137)	104	$(27,244)	$13,871
Class C
Shares sold	361	392	$5,713	$6,792
Reinvestment of distributions	251	503	3,733	10,385
Shares redeemed	(1,099)	(1,082)	(17,167)	(18,975)
Net increase (decrease)	(487)	(187)	$(7,721)	$(1,798)
Class I
Shares sold	3,104	5,582	$91,158	$181,303
Reinvestment of distributions	656	1,244	18,199	45,641
Shares redeemed	(3,992)	(5,276)	(117,654)	(159,279)
Net increase (decrease)	(232)	1,550	$(8,297)	$67,665
Class Z
Shares sold	4,902	8,202	$142,121	$253,540
Reinvestment of distributions	273	267	7,632	9,831
Shares redeemed	(7,441)	(3,209)	(217,340)	(92,852)
Net increase (decrease)	(2,266)	5,260	$(67,587)	$170,519
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Small Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Small Cap Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the "Fund") as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statement of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the five years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 16, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 to November 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period- C June 1, 2023 to November 30, 2023
Fidelity Advisor® Small Cap Fund
Class A	1.35%
Actual		$ 1,000	$ 1,064.50	$ 6.99
Hypothetical-B		$ 1,000	$ 1,018.30	$ 6.83
Class M	1.58%
Actual		$ 1,000	$ 1,063.30	$ 8.17
Hypothetical-B		$ 1,000	$ 1,017.15	$ 7.99
Class C	2.16%
Actual		$ 1,000	$ 1,060.10	$ 11.16
Hypothetical-B		$ 1,000	$ 1,014.24	$ 10.91
Class I	1.09%
Actual		$ 1,000	$ 1,065.50	$ 5.64
Hypothetical-B		$ 1,000	$ 1,019.60	$ 5.52
Class Z	.95%
Actual		$ 1,000	$ 1,066.50	$ 4.92
Hypothetical-B		$ 1,000	$ 1,020.31	$ 4.81

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective December 1, 2023, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2023, $31,803,858, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Small Cap Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I, which was selected because it is the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Class I, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Class I of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Class I of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Class I of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Class I of the fund ranked above the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022. The Board noted that the total expense ratio of Class I of the fund ranked above the similar sales load structure group competitive median due to the fund's positive performance adjustment.
The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection its consideration of the fund's performance adjustment, the Board noted that the performance of Class I is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of Class I as the basis for the performance adjustment. The Board noted that Class I is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of Class I as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.713164.126
ASCF-ANN-0124
Fidelity Advisor® Series Growth Opportunities Fund

Annual Report
November 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity Advisor® Series Growth Opportunities Fund	26.28%	17.35%	16.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Growth Opportunities Fund on November 30, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.84% for the 12 months ending November 30, 2023, according to the S&P 500® index, as a slowing in the pace of inflation and a resilient U.S. economy provided a favorable backdrop for higher-risk assets for much of 2023. After returning -18.11% in 2022, the index's upturn was mostly driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and twice deciding to hold rates at a 22-year high while it observes the effect on inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 9.13% in November. By sector for the full 12 months, information technology (+41%) and communications services (+37%) led the way, followed by consumer discretionary (+20%). In contrast, the defensive-oriented utilities (-9%) and consumer staples (-5%) sectors lagged most the past 12 months.
Comments from Co-Managers Kyle Weaver and Becky Baker:
For the fiscal year, the fund gained 26.28%, versus 24.56% for the benchmark Russell 3000® Growth Index. The biggest contributors to performance versus the benchmark were stock selection and an underweight in industrials. An underweight in consumer staples and an overweight in communication services also boosted the fund's relative performance. The top individual relative contributor was an overweight in Nvidia (+176%). Nvidia was one of the fund's largest holdings. The second-largest relative contributor was an overweight in Uber Technologies (+94%). Uber was among our biggest holdings. An overweight in Meta Platforms (+176%) also contributed. Meta was among the fund's largest holdings. This period we increased our position in Meta. In contrast, the biggest detractors from performance versus the benchmark were picks and an overweight in financials, primarily within the financial services industry. Stock picking and an overweight in energy also hampered the fund's result. The largest individual relative detractor was our stake in Antero Resources (-36%). This period we decreased our stake in Antero Resources. The second-largest relative detractor was our non-benchmark stake in T-Mobile US (+0%). T-Mobile was among our biggest holdings. Another notable relative detractor was our non-benchmark stake in Nuvei (-45%). Nuvei was not held at period end. Notable changes in positioning include decreased exposure to the energy sector and a higher allocation to communication services.
Note to shareholders:
On November 14, 2023, Becky Baker assumed co-management responsibilities for the fund, joining Co-Manager Kyle Weaver.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	11.3
NVIDIA Corp.	8.5
Amazon.com, Inc.	5.3
Alphabet, Inc. Class C	5.2
Meta Platforms, Inc. Class A	5.2
Roku, Inc. Class A	3.4
Uber Technologies, Inc.	3.3
T-Mobile U.S., Inc.	3.1
UnitedHealth Group, Inc.	2.2
Alphabet, Inc. Class A	2.2
49.7

Market Sectors (% of Fund's net assets)

Information Technology	40.4
Communication Services	22.4
Health Care	10.4
Financials	8.2
Consumer Discretionary	8.1
Industrials	7.0
Energy	1.2
Utilities	1.1
Consumer Staples	0.6
Real Estate	0.4
Materials	0.1

Asset Allocation (% of Fund's net assets)

Schedule of Investments November 30, 2023
Showing Percentage of Net Assets
Common Stocks - 97.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 22.2%
Entertainment - 4.8%
Netflix, Inc. (a)	8,700	4,123,539
Roku, Inc. Class A (a)	253,596	26,424,703
Sea Ltd. ADR (a)	182,540	6,611,599
		37,159,841
Interactive Media & Services - 14.0%
Alphabet, Inc.:
Class A (a)	126,400	16,751,792
Class C (a)	301,760	40,411,699
Epic Games, Inc. (a)(b)(c)	2,200	1,300,112
Meta Platforms, Inc. Class A (a)	121,789	39,843,271
Snap, Inc. Class A (a)	447,000	6,182,010
Zoominfo Technologies, Inc. (a)	244,982	3,520,391
		108,009,275
Media - 0.3%
Charter Communications, Inc. Class A (a)	1,600	640,208
Magnite, Inc. (a)	226,002	1,826,096
The Trade Desk, Inc. (a)	1,200	84,552
		2,550,856
Wireless Telecommunication Services - 3.1%
T-Mobile U.S., Inc.	156,724	23,579,126
TOTAL COMMUNICATION SERVICES		171,299,098
CONSUMER DISCRETIONARY - 8.0%
Automobiles - 0.0%
Neutron Holdings, Inc. (a)(b)(c)	77,208	2,494
Rad Power Bikes, Inc. (b)(c)	13,874	5,827
Rad Power Bikes, Inc. warrants 10/6/33 (a)(b)(c)	18,888	43,254
Tesla, Inc. (a)	260	62,421
		113,996
Broadline Retail - 5.3%
Amazon.com, Inc. (a)	281,280	41,092,195
Hotels, Restaurants & Leisure - 0.0%
Doordash, Inc. (a)	1,900	178,562
Sonder Holdings, Inc.:
Stage 1 rights (a)(c)	1,133	34
Stage 2 rights (a)(c)	1,132	23
Stage 3 rights (a)(c)	1,132	11
Stage 4 rights (a)(c)	1,132	11
Stage 5:
rights (a)(c)	1,132	11
rights (a)(c)	1,132	11
		178,663
Household Durables - 0.0%
D.R. Horton, Inc.	600	76,602
Lennar Corp. Class A	800	102,336
		178,938
Specialty Retail - 1.9%
Auto1 Group SE (a)(d)	211,924	1,333,326
Carvana Co. Class A (a)	100,000	3,132,000
Floor & Decor Holdings, Inc. Class A (a)(e)	65,600	6,016,176
Lowe's Companies, Inc.	14,100	2,803,503
Wayfair LLC Class A (a)	21,586	1,204,499
		14,489,504
Textiles, Apparel & Luxury Goods - 0.8%
Bombas LLC (a)(b)(c)	174,908	503,735
lululemon athletica, Inc. (a)	12,001	5,362,047
		5,865,782
TOTAL CONSUMER DISCRETIONARY		61,919,078
CONSUMER STAPLES - 0.6%
Beverages - 0.2%
The Coca-Cola Co.	18,300	1,069,452
Consumer Staples Distribution & Retail - 0.4%
BJ's Wholesale Club Holdings, Inc. (a)	45,100	2,912,558
Maplebear, Inc. (e)	4,600	111,274
Maplebear, Inc. (unlisted)	13,685	297,936
		3,321,768
Food Products - 0.0%
Bowery Farming, Inc. warrants (a)(b)(c)	7,445	30,748
Tobacco - 0.0%
JUUL Labs, Inc. Class B (a)(b)(c)	709	759
TOTAL CONSUMER STAPLES		4,422,727
ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Antero Resources Corp. (a)	124,800	2,949,024
Canadian Natural Resources Ltd.	20,600	1,375,560
Hess Corp.	10,400	1,461,824
Ovintiv, Inc.	38,300	1,698,222
Tourmaline Oil Corp. (e)	38,100	1,844,142
		9,328,772
FINANCIALS - 8.0%
Banks - 0.1%
Starling Bank Ltd. Series D (a)(b)(c)	244,400	928,714
Capital Markets - 0.7%
LPL Financial	24,400	5,424,120
Financial Services - 7.2%
Apollo Global Management, Inc.	8,600	791,200
Block, Inc. Class A (a)	189,479	12,018,653
Dlocal Ltd. (a)(e)	209,956	3,621,741
Fiserv, Inc. (a)	57,000	7,444,770
Global Payments, Inc.	77,000	8,965,880
Marqeta, Inc. Class A (a)	906,388	5,755,564
MasterCard, Inc. Class A	10,201	4,221,480
PayPal Holdings, Inc. (a)	1,400	80,654
Repay Holdings Corp. (a)	163,530	1,226,475
Visa, Inc. Class A	45,226	11,608,610
		55,735,027
TOTAL FINANCIALS		62,087,861
HEALTH CARE - 10.3%
Biotechnology - 1.6%
Alnylam Pharmaceuticals, Inc. (a)	4,063	683,600
ALX Oncology Holdings, Inc. (a)	35,700	279,888
Argenx SE ADR (a)	4,290	1,933,117
Ascendis Pharma A/S sponsored ADR (a)	8,116	815,090
Celldex Therapeutics, Inc. (a)	34,400	1,039,224
Cytokinetics, Inc. (a)	45,341	1,518,017
Icosavax, Inc. (a)	74,190	750,803
Keros Therapeutics, Inc. (a)	12,000	364,080
Moderna, Inc. (a)	4,600	357,420
Nuvalent, Inc. Class A (a)	14,400	941,328
Regeneron Pharmaceuticals, Inc. (a)	900	741,429
Vaxcyte, Inc. (a)	48,302	2,500,595
Zentalis Pharmaceuticals, Inc. (a)	35,100	394,875
		12,319,466
Health Care Equipment & Supplies - 2.7%
Baxter International, Inc.	2,200	79,376
Blink Health LLC Series A1 (a)(b)(c)	1,597	74,947
Boston Scientific Corp. (a)	246,201	13,760,174
Inspire Medical Systems, Inc. (a)	300	43,593
Penumbra, Inc. (a)	15,295	3,396,867
TransMedics Group, Inc. (a)	46,799	3,541,748
		20,896,705
Health Care Providers & Services - 4.1%
agilon health, Inc. (a)(e)	350,083	3,717,881
Alignment Healthcare, Inc. (a)	40,903	306,773
Centene Corp. (a)	49,487	3,646,202
Humana, Inc.	14,519	7,039,682
UnitedHealth Group, Inc.	30,391	16,805,311
		31,515,849
Life Sciences Tools & Services - 0.7%
Danaher Corp.	12,397	2,768,374
Thermo Fisher Scientific, Inc.	5,800	2,875,408
		5,643,782
Pharmaceuticals - 1.2%
Eli Lilly & Co.	13,800	8,156,352
Novo Nordisk A/S Series B	7,700	786,668
Structure Therapeutics, Inc. ADR	10,900	607,021
		9,550,041
TOTAL HEALTH CARE		79,925,843
INDUSTRIALS - 6.1%
Aerospace & Defense - 0.7%
Space Exploration Technologies Corp. Class A (a)(b)(c)	3,000	243,000
The Boeing Co. (a)	21,000	4,864,230
		5,107,230
Building Products - 0.0%
Builders FirstSource, Inc. (a)	600	80,466
Commercial Services & Supplies - 0.3%
ACV Auctions, Inc. Class A (a)	113,300	1,770,879
Veralto Corp.	3,665	283,121
		2,054,000
Electrical Equipment - 1.3%
Bloom Energy Corp. Class A (a)(e)	63,500	916,940
Eaton Corp. PLC	4,900	1,115,681
Nextracker, Inc. Class A	2,900	117,856
Sunrun, Inc. (a)	4,300	55,470
Vertiv Holdings Co.	187,100	8,168,786
		10,374,733
Ground Transportation - 3.8%
Bird Global, Inc.:
Stage 1 rights (a)(c)	152	2
Stage 2 rights (a)(c)	152	0
Stage 3 rights (a)(c)	152	0
Lyft, Inc. (a)	315,210	3,697,413
Uber Technologies, Inc. (a)	451,876	25,476,769
		29,174,184
Machinery - 0.0%
Symbotic, Inc. (a)(e)	1,600	84,608
TOTAL INDUSTRIALS		46,875,221
INFORMATION TECHNOLOGY - 40.0%
Communications Equipment - 0.2%
Lumentum Holdings, Inc. (a)	40,800	1,746,240
Electronic Equipment, Instruments & Components - 2.4%
Coherent Corp. (a)	28,000	1,030,120
Flex Ltd. (a)	572,090	14,559,691
Jabil, Inc.	28,100	3,240,492
		18,830,303
IT Services - 1.8%
Accenture PLC Class A	2,100	699,594
EPAM Systems, Inc. (a)	21,600	5,576,904
MongoDB, Inc. Class A (a)	16,800	6,984,432
Snowflake, Inc. (a)	2,300	431,664
		13,692,594
Semiconductors & Semiconductor Equipment - 15.9%
Advanced Micro Devices, Inc. (a)	97,200	11,776,752
Applied Materials, Inc.	11,666	1,747,333
Arm Holdings Ltd. ADR (e)	6,400	393,600
First Solar, Inc. (a)	500	78,890
GaN Systems, Inc. (c)	45,589	4,590
GaN Systems, Inc. (c)	45,589	0
GlobalFoundries, Inc. (a)	36,835	1,977,671
Marvell Technology, Inc.	201,177	11,211,594
NVIDIA Corp.	139,976	65,466,775
NXP Semiconductors NV	66,828	13,638,258
ON Semiconductor Corp. (a)	164,842	11,758,180
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	45,700	4,447,067
		122,500,710
Software - 17.5%
Adobe, Inc. (a)	9,400	5,743,494
Autodesk, Inc. (a)	1,600	349,488
Cadence Design Systems, Inc. (a)	300	81,981
Confluent, Inc. (a)	4,700	99,734
Convoy, Inc. warrants (a)(b)(c)	6,152	0
CoreWeave, Inc. (b)(c)	433	134,169
Datadog, Inc. Class A (a)	39,100	4,557,887
DoubleVerify Holdings, Inc. (a)	48,140	1,598,248
Dynatrace, Inc. (a)	90,347	4,838,082
HubSpot, Inc. (a)	6,874	3,395,275
Intapp, Inc. (a)	62,979	2,361,713
Intuit, Inc.	7,113	4,064,795
Klaviyo, Inc. Class A	1,600	47,408
Microsoft Corp.	229,983	87,142,859
Oracle Corp.	57,200	6,647,212
Palo Alto Networks, Inc. (a)	4,800	1,416,432
Salesforce, Inc. (a)	21,879	5,511,320
Samsara, Inc. (a)	3,000	82,620
ServiceNow, Inc. (a)	10,368	7,109,752
Stripe, Inc. Class B (a)(b)(c)	2,500	55,025
		135,237,494
Technology Hardware, Storage & Peripherals - 2.2%
Apple, Inc.	83,813	15,920,279
Pure Storage, Inc. Class A (a)	36,800	1,225,808
		17,146,087
TOTAL INFORMATION TECHNOLOGY		309,153,428
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
American Tower Corp.	13,200	2,755,896
UTILITIES - 1.1%
Electric Utilities - 1.1%
Constellation Energy Corp.	31,133	3,768,338
PG&E Corp.	283,600	4,869,412
		8,637,750
TOTAL COMMON STOCKS (Cost $430,565,249)		756,405,674

Preferred Stocks - 1.9%
	Shares	Value ($)
Convertible Preferred Stocks - 1.7%
COMMUNICATION SERVICES - 0.2%
Interactive Media & Services - 0.2%
ByteDance Ltd. Series E1 (a)(b)(c)	4,644	1,180,505

CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(a)(b)(c)	1,809	760
Series C(a)(b)(c)	7,117	5,124
Series D(a)(b)(c)	12,697	13,205
		19,089
CONSUMER STAPLES - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands, Inc. Series G (a)(b)(c)	2,400	124,800

Food Products - 0.0%
Bowery Farming, Inc.:
Series C1(a)(b)(c)	13,745	109,273
Series D1(b)(c)	7,445	39,607
		148,880
Tobacco - 0.0%
JUUL Labs, Inc.:
Series C(a)(b)(c)	70,175	75,087
Series D(a)(b)(c)	938	1,004
		76,091
TOTAL CONSUMER STAPLES		349,771

FINANCIALS - 0.0%
Financial Services - 0.0%
Circle Internet Financial Ltd. Series F (a)(b)(c)	5,401	110,180
Tenstorrent Holdings, Inc. Series C1 (b)(c)	2,264	126,784
		236,964
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Blink Health LLC Series C (a)(b)(c)	15,631	733,563

Health Care Technology - 0.0%
Aledade, Inc. Series E1 (a)(b)(c)	5,837	276,440

TOTAL HEALTH CARE		1,010,003

INDUSTRIALS - 0.9%
Aerospace & Defense - 0.7%
Relativity Space, Inc. Series E (a)(b)(c)	36,263	770,226
Space Exploration Technologies Corp.:
Series I(a)(b)(c)	3,290	2,664,900
Series N(a)(b)(c)	2,559	2,072,790
		5,507,916
Construction & Engineering - 0.2%
Beta Technologies, Inc. Series A (a)(b)(c)	15,188	1,367,528

TOTAL INDUSTRIALS		6,875,444

INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment, Instruments & Components - 0.1%
CelLink Corp. Series D (a)(b)(c)	12,100	120,395
Enevate Corp. Series E (a)(b)(c)	285,844	240,109
VAST Data Ltd.:
Series A(b)(c)	2,512	27,632
Series A1(b)(c)	6,183	68,013
Series A2(b)(c)	7,112	78,232
Series B(b)(c)	5,659	62,249
Series C(b)(c)	165	1,815
Series E(b)(c)	5,408	118,976
		717,421
IT Services - 0.0%
Yanka Industries, Inc.:
Series E(a)(b)(c)	19,716	137,618
Series F(a)(b)(c)	13,160	91,857
		229,475
Semiconductors & Semiconductor Equipment - 0.1%
SiMa.ai:
Series B(a)(b)(c)	40,700	260,073
Series B1(a)(b)(c)	5,810	42,994
Xsight Labs Ltd. Series D (a)(b)(c)	17,400	78,474
		381,541
Software - 0.2%
Convoy, Inc. Series D (a)(b)(c)	93,888	1
Databricks, Inc.:
Series G(a)(b)(c)	6,600	485,100
Series I(b)(c)	104	7,644
Moloco, Inc. Series A (b)(c)	11,676	705,581
Mountain Digital, Inc. Series D (a)(b)(c)	28,106	425,806
Stripe, Inc. Series H (a)(b)(c)	5,729	126,095
		1,750,227
TOTAL INFORMATION TECHNOLOGY		3,078,664

MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (a)(b)(c)	23,194	673,090

TOTAL CONVERTIBLE PREFERRED STOCKS		13,423,530
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (a)(b)(c)	1,387,600	44,819
Waymo LLC Series A2 (a)(b)(c)	2,896	164,145
		208,964
FINANCIALS - 0.2%
Financial Services - 0.2%
Circle Internet Financial Ltd. Series E (a)(b)(c)	53,240	1,086,096

INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Gupshup, Inc. (a)(b)(c)	17,900	223,750

TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,518,810
TOTAL PREFERRED STOCKS (Cost $14,158,852)		14,942,340

Convertible Bonds - 0.1%
	Principal Amount (f)	Value ($)
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Neutron Holdings, Inc.:
4% 5/22/27 (b)(c)	47,700	63,808
4% 6/12/27 (b)(c)	13,100	17,524
5.5% 10/29/26 (b)(c)(g)	413,150	411,084
		492,416
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Convoy, Inc. 15% 9/30/26 (b)(c)	40,971	0
TOTAL CONVERTIBLE BONDS (Cost $514,921)		492,416

Preferred Securities - 0.0%
	Principal Amount (f)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc. 8% 12/31/25 (b)(c)	18,888	34,356
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Enevate Corp. 6% (b)(c)(h)	14,864	15,070
TOTAL PREFERRED SECURITIES (Cost $33,752)		49,426

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (i)	1,286,678	1,286,935
Fidelity Securities Lending Cash Central Fund 5.39% (i)(j)	12,522,479	12,523,731
TOTAL MONEY MARKET FUNDS (Cost $13,810,666)		13,810,666

TOTAL INVESTMENT IN SECURITIES - 101.7% (Cost $459,083,440)	785,700,522
NET OTHER ASSETS (LIABILITIES) - (1.7)%	(12,985,753)
NET ASSETS - 100.0%	772,714,769

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,806,966 or 2.4% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,333,326 or 0.2% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Aledade, Inc. Series E1	5/20/22	290,767

Beta Technologies, Inc. Series A	4/09/21	1,112,825

Blink Health LLC Series A1	12/30/20	43,263

Blink Health LLC Series C	11/07/19 - 7/14/21	596,729

Bombas LLC	2/16/21 - 11/12/21	830,401

Bowery Farming, Inc. Series C1	5/18/21	828,127

Bowery Farming, Inc. Series D1	10/25/23	70,343

Bowery Farming, Inc. warrants	10/25/23	0

ByteDance Ltd. Series E1	11/18/20	508,862

CelLink Corp. Series D	1/20/22	251,969

Circle Internet Financial Ltd. Series E	5/11/21	864,100

Circle Internet Financial Ltd. Series F	5/09/22	227,598

Convoy, Inc. Series D	10/30/19	1,271,244

Convoy, Inc. warrants	3/24/23	0

Convoy, Inc. 15% 9/30/26	3/24/23	40,971

CoreWeave, Inc.	11/29/23	134,169

Databricks, Inc. Series G	2/01/21	390,209

Databricks, Inc. Series I	9/14/23	7,644

Diamond Foundry, Inc. Series C	3/15/21	556,656

Enevate Corp. Series E	1/29/21	316,911

Enevate Corp. 6%	11/02/23	14,864

Epic Games, Inc.	7/13/20 - 3/29/21	1,730,000

GoBrands, Inc. Series G	3/02/21	599,322

Gupshup, Inc.	6/08/21	409,287

JUUL Labs, Inc. Class B	11/21/17	0

JUUL Labs, Inc. Series C	5/22/15	0

JUUL Labs, Inc. Series D	6/25/18	0

Moloco, Inc. Series A	6/26/23	700,560

Mountain Digital, Inc. Series D	11/05/21	645,463

Neutron Holdings, Inc.	2/04/21	772

Neutron Holdings, Inc. Series 1C	7/03/18	253,709

Neutron Holdings, Inc. 4% 5/22/27	6/04/20	47,700

Neutron Holdings, Inc. 4% 6/12/27	6/12/20	13,100

Neutron Holdings, Inc. 5.5% 10/29/26	10/29/21 - 10/27/23	413,150

Rad Power Bikes, Inc.	1/21/21	66,926

Rad Power Bikes, Inc. warrants 10/6/33	10/06/23	0

Rad Power Bikes, Inc. Series A	1/21/21	8,726

Rad Power Bikes, Inc. Series C	1/21/21	34,331

Rad Power Bikes, Inc. Series D	9/17/21	121,686

Rad Power Bikes, Inc. 8% 12/31/25	10/06/23	18,888

Relativity Space, Inc. Series E	5/27/21	828,069

SiMa.ai Series B	5/10/21	208,685

SiMa.ai Series B1	4/25/22 - 10/17/22	41,198

Space Exploration Technologies Corp. Class A	2/16/21	125,997

Space Exploration Technologies Corp. Series I	4/05/18	556,010

Space Exploration Technologies Corp. Series N	8/04/20	690,930

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	468,193

Stripe, Inc. Class B	5/18/21	100,321

Stripe, Inc. Series H	3/15/21 - 5/25/23	229,877

Tenstorrent Holdings, Inc. Series C1	4/23/21	134,645

VAST Data Ltd. Series A	11/28/23	27,632

VAST Data Ltd. Series A1	11/28/23	68,013

VAST Data Ltd. Series A2	11/28/23	78,232

VAST Data Ltd. Series B	11/28/23	62,249

VAST Data Ltd. Series C	11/28/23	1,815

VAST Data Ltd. Series E	11/28/23	118,976

Waymo LLC Series A2	5/08/20	248,671

Xsight Labs Ltd. Series D	2/16/21	139,130

Yanka Industries, Inc. Series E	5/15/20	238,154

Yanka Industries, Inc. Series F	4/08/21	419,499

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	2,314,371	269,867,822	270,895,258	158,986	-	-	1,286,935	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	6,708,138	164,743,401	158,927,808	131,304	-	-	12,523,731	0.0%
Total	9,022,509	434,611,223	429,823,066	290,290	-	-	13,810,666

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	172,479,603	169,998,986	-	2,480,617
Consumer Discretionary	62,147,131	61,363,667	-	783,464
Consumer Staples	4,772,498	4,093,284	297,936	381,278
Energy	9,328,772	9,328,772	-	-
Financials	63,410,921	61,159,147	-	2,251,774
Health Care	80,935,846	79,064,228	786,668	1,084,950
Industrials	53,750,665	46,632,219	-	7,118,446
Information Technology	312,455,842	308,959,644	-	3,496,198
Materials	673,090	-	-	673,090
Real Estate	2,755,896	2,755,896	-	-
Utilities	8,637,750	8,637,750	-	-

Corporate Bonds	492,416	-	-	492,416

Preferred Securities	49,426	-	-	49,426

Money Market Funds	13,810,666	13,810,666	-	-
Total Investments in Securities:	785,700,522	765,804,259	1,084,604	18,811,659

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$18,099,372
Net Realized Gain (Loss) on Investment Securities	152,767
Net Unrealized Gain (Loss) on Investment Securities	(2,624,203)
Cost of Purchases	1,567,354
Proceeds of Sales	(661,055)
Amortization/Accretion	-
Transfers into Level 3	2,880,933
Transfers out of Level 3	(603,509)
Ending Balance	$18,811,659
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2023	$(2,771,079)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's  Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
		November 30, 2023

Assets
Investment in securities, at value (including securities loaned of $12,145,569) - See accompanying schedule:
Unaffiliated issuers (cost $445,272,774)	$771,889,856
Fidelity Central Funds (cost $13,810,666)	13,810,666

Total Investment in Securities (cost $459,083,440)		$785,700,522
Foreign currency held at value (cost $136)		139
Receivable for investments sold		37,992,414
Receivable for fund shares sold		30,275
Dividends receivable		370,438
Interest receivable		14,880
Distributions receivable from Fidelity Central Funds		11,322
Receivable from investment adviser for expense reductions		1,862
Other receivables		97
Total assets		824,121,949
Liabilities
Payable for investments purchased	$650,122
Payable for fund shares redeemed	38,216,722
Other payables and accrued expenses	15,553
Collateral on securities loaned	12,524,783
Total Liabilities		51,407,180
Net Assets		$772,714,769
Net Assets consist of:
Paid in capital		$490,855,676
Total accumulated earnings (loss)		281,859,093
Net Assets		$772,714,769
Net Asset Value, offering price and redemption price per share ($772,714,769 ÷ 63,848,695 shares)		$12.10
Statement of Operations
		Year ended November 30, 2023
Investment Income
Dividends		$3,085,391
Interest		31,737
Income from Fidelity Central Funds (including $131,304 from security lending)		290,290
Total Income		3,407,418
Expenses
Custodian fees and expenses	$51,459
Independent trustees' fees and expenses	4,067
Legal	144
Interest	24,140
Miscellaneous	15
Total expenses before reductions	79,825
Expense reductions	(27,258)
Total expenses after reductions		52,567
Net Investment income (loss)		3,354,851
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $144,260)	3,142,614
Foreign currency transactions	5,495
Total net realized gain (loss)		3,148,109
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $144,127)	173,550,907
Unfunded commitments	38,467
Assets and liabilities in foreign currencies	(11,372)
Total change in net unrealized appreciation (depreciation)		173,578,002
Net gain (loss)		176,726,111
Net increase (decrease) in net assets resulting from operations		$180,080,962
Statement of Changes in Net Assets

	Year ended November 30, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,354,851	$3,908,240
Net realized gain (loss)	3,148,109	(46,081,967)
Change in net unrealized appreciation (depreciation)	173,578,002	(225,541,561)
Net increase (decrease) in net assets resulting from operations	180,080,962	(267,715,288)
Distributions to shareholders	(3,392,612)	(182,406,087)

Share transactions
Proceeds from sales of shares	164,000,171	362,824,993
Reinvestment of distributions	3,392,612	182,406,087
Cost of shares redeemed	(275,043,180)	(167,505,935)

Net increase (decrease) in net assets resulting from share transactions	(107,650,397)	377,725,145
Total increase (decrease) in net assets	69,037,953	(72,396,230)

Net Assets
Beginning of period	703,676,816	776,073,046
End of period	$772,714,769	$703,676,816

Other Information
Shares
Sold	15,984,865	33,624,140
Issued in reinvestment of distributions	364,014	13,132,188
Redeemed	(25,592,405)	(15,229,553)
Net increase (decrease)	(9,243,526)	31,526,775

Financial Highlights
Fidelity Advisor® Series Growth Opportunities Fund

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.63	$18.67	$20.55	$16.27	$15.46
Income from Investment Operations
Net investment income (loss) A,B	.05	.06	.06	.08	.11 C
Net realized and unrealized gain (loss)	2.47	(4.79)	3.39	7.91	3.56
Total from investment operations	2.52	(4.73)	3.45	7.99	3.67
Distributions from net investment income	(.05)	(.06)	(.11)	(.13)	(.11)
Distributions from net realized gain	-	(4.25)	(5.22)	(3.59)	(2.75)
Total distributions	(.05)	(4.31)	(5.33)	(3.71) D	(2.86)
Net asset value, end of period	$12.10	$9.63	$18.67	$20.55	$16.27
Total Return E	26.28%	(32.42)%	21.11%	63.04%	32.07%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	-% H	-% H	.01%	.01%
Expenses net of all reductions	.01%	-% H	-% H	.01%	.01%
Net investment income (loss)	.47%	.57%	.35%	.54%	.77% C
Supplemental Data
Net assets, end of period (000 omitted)	$772,715	$703,677	$776,073	$713,285	$647,544
Portfolio turnover rate I	69%	97%	84%	78%	78% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .62%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended November 30, 2023

1. Organization.
Fidelity Advisor Series Growth Opportunities Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$18,269,817	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	13.1 - 15.5 / 13.4	Increase
			Enterprise value/Revenue multiple (EV/R)	1.1 - 21.6 / 6.1	Increase
			Enterprise value/Net income multiple (EV/NI)	11.8	Increase
		Market approach	Transaction price	$1.10 - $309.86 / $51.61	Increase
			Discount rate	15.0% - 35.0% / 29.3%	Decrease
			Premium rate	10.0% - 35.0% / 17.4%	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	27.1%	Decrease
			Exit multiple	1.5	Increase
		Black scholes	Discount rate	4.2% - 4.9% / 4.6%	Increase
			Volatility	50.0% - 100.0% / 77.5%	Increase
			Term	2.0 - 5.0 / 3.6	Increase
		Recovery value	Recovery value	$0.00 - $0.10 / $0.01	Increase
Corporate Bonds	$492,416	Market comparable	Discount rate	29.2%	Decrease
			Enterprise value/Revenue multiple (EV/R)	2.6	Increase
			Probability rate	10.0% - 75.0% / 33.3%	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Volatility	75.0%	Increase
			Term	1.3	Increase
Preferred Securities	$49,426	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5	Increase
		Market approach	Transaction price	$1.10	Increase
			Discount rate	30.0%	Decrease
		Black scholes	Discount rate	4.6% - 4.9% / 4.8%	Increase
			Volatility	60.0% - 100.0% / 72.2%	Increase
			Term	2.1 - 3.0 / 2.4	Increase
		Recovery value	Recovery value	$0.00	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$346,656,158
Gross unrealized depreciation	(26,266,742)
Net unrealized appreciation (depreciation)	$320,389,416
Tax Cost	$465,311,106

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,347,196
Capital loss carryforward	$(40,877,779)
Net unrealized appreciation (depreciation) on securities and other investments	$320,389,676

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(40,880,779)
Long-term	-
Total capital loss carryforward	$(40,880,779)

The tax character of distributions paid was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$3,392,612	$31,798,276
Long-term Capital Gains	-	150,607,811
Total	$3,392,612	$182,406,087

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Growth Opportunities Fund	488,208,111	594,352,740
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Growth Opportunities Fund	$9,866

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Growth Opportunities Fund	Borrower	$13,115,385	5.10%	$24,140

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Series Growth Opportunities Fund	18,590,579	44,825,983	(2,897,078)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Series Growth Opportunities Fund	$14,091	$13,653	$27,600
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through March 31, 2027. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $27,258.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Series Growth Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series Growth Opportunities Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 to November 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period- C June 1, 2023 to November 30, 2023

Fidelity Advisor® Series Growth Opportunities Fund	.01%
Actual		$ 1,000	$ 1,120.40	$ .05
Hypothetical-B		$ 1,000	$ 1,025.02	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $87,486 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 71% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 96.89% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Series Growth Opportunities Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through March 31, 2026.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.
Proxy Voting Results
A special meeting of shareholders was held on April 19, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To reclassify the diversification status of the fund from diversified to non-diversified by eliminating the following fundamental policy: The fund may not with respect to 75% of fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities,  or securities of other investment companies) if,  as a result, (a) more than 5% of fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of outstanding voting securities of issuer.

	# of Votes	% of Votes
Affirmative	703,275,700.060	100.000
Against	0.000	0.000
Abstain	0.000	0.000
TOTAL	703,275,700.060	100.000

1.967930.110
AXS3-ANN-0124
Fidelity Advisor® Series Equity Growth Fund

Annual Report
November 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity Advisor® Series Equity Growth Fund	22.44%	17.34%	14.94%

A   From June 6, 2014
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Equity Growth Fund, on June 6, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.84% for the 12 months ending November 30, 2023, according to the S&P 500® index, as a slowing in the pace of inflation and a resilient U.S. economy provided a favorable backdrop for higher-risk assets for much of 2023. After returning -18.11% in 2022, the index's upturn was mostly driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and twice deciding to hold rates at a 22-year high while it observes the effect on inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 9.13% in November. By sector for the full 12 months, information technology (+41%) and communications services (+37%) led the way, followed by consumer discretionary (+20%). In contrast, the defensive-oriented utilities (-9%) and consumer staples (-5%) sectors lagged most the past 12 months.
Comments from Co-Managers Asher Anolic and Jason Weiner:
For the fiscal year, the fund gained 22.44%, versus 24.56% for the benchmark Russell 3000® Growth Index. Relative to the benchmark, market selection was the primary detractor, especially an underweight in information technology. Stock selection in financials also hurt. An overweight in health care also hampered the fund's result. Also detracting from our result was security selection in materials. The fund's stake in Block returned -31% and was the largest individual relative detractor. The second-largest relative detractor was our stake in UnitedHealth (-1%). UnitedHealth was among the fund's top holdings this period. This period we decreased our investment in UnitedHealth. A stake in Signature Bank returned -100% and notably hurt. Signature Bank was not held at period end. In contrast, the biggest contributor to performance versus the benchmark was stock selection in industrials. Picks in information technology also boosted relative performance. Also lifting the fund's relative result was an underweight in consumer staples. The top individual relative contributor was an overweight in Uber Technologies (+94%). Uber Technologies was one of our biggest holdings. A second notable relative contributor was an overweight in Nvidia (+178%). Nvidia was among the fund's largest holdings. This period we increased our position in Nvidia. An overweight in MongoDB (+174%) also helped. Notable changes in positioning include decreased exposure to the materials and consumer staples sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	15.1
NVIDIA Corp.	6.6
Amazon.com, Inc.	5.0
Alphabet, Inc. Class A	4.7
Apple, Inc.	4.4
Uber Technologies, Inc.	4.3
Eli Lilly & Co.	2.4
Boston Scientific Corp.	2.2
Netflix, Inc.	1.9
Universal Music Group NV	1.9
48.5

Market Sectors (% of Fund's net assets)

Information Technology	40.0
Health Care	15.3
Industrials	13.2
Consumer Discretionary	10.6
Communication Services	9.7
Financials	5.2
Energy	4.0
Consumer Staples	1.2
Materials	0.2

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments November 30, 2023
Showing Percentage of Net Assets
Common Stocks - 99.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 9.7%
Entertainment - 4.9%
Netflix, Inc. (a)	43,923	20,818,184
Universal Music Group NV	777,938	20,553,912
Warner Music Group Corp. Class A	380,722	12,605,705
		53,977,801
Interactive Media & Services - 4.8%
Alphabet, Inc. Class A (a)	392,457	52,012,326
Epic Games, Inc. (a)(b)(c)	805	475,723
		52,488,049
TOTAL COMMUNICATION SERVICES		106,465,850
CONSUMER DISCRETIONARY - 10.6%
Automobiles - 0.4%
BYD Co. Ltd. (H Shares)	148,092	3,980,211
Broadline Retail - 6.2%
Amazon.com, Inc. (a)	370,846	54,176,892
MercadoLibre, Inc. (a)	7,520	12,185,859
Savers Value Village, Inc. (d)	91,400	1,375,570
		67,738,321
Hotels, Restaurants & Leisure - 2.0%
Airbnb, Inc. Class A (a)	59,469	7,513,313
Booking Holdings, Inc. (a)	2,069	6,467,073
Flutter Entertainment PLC (a)	42,845	6,690,892
Kura Sushi U.S.A., Inc. Class A (a)	15,670	979,062
		21,650,340
Specialty Retail - 1.0%
TJX Companies, Inc.	128,167	11,292,794
Textiles, Apparel & Luxury Goods - 1.0%
LVMH Moet Hennessy Louis Vuitton SE	7,486	5,725,959
Samsonite International SA (a)(e)	1,877,598	5,480,424
		11,206,383
TOTAL CONSUMER DISCRETIONARY		115,868,049
CONSUMER STAPLES - 1.2%
Beverages - 0.8%
Monster Beverage Corp.	170,358	9,395,244
Personal Care Products - 0.4%
Estee Lauder Companies, Inc. Class A	32,700	4,175,463
TOTAL CONSUMER STAPLES		13,570,707
ENERGY - 4.0%
Energy Equipment & Services - 0.5%
Baker Hughes Co. Class A	159,734	5,391,023
Oil, Gas & Consumable Fuels - 3.5%
Cheniere Energy, Inc.	96,700	17,613,905
New Fortress Energy, Inc. (d)	69,427	2,671,551
Range Resources Corp.	176,268	5,728,710
Reliance Industries Ltd.	380,653	10,853,333
Southwestern Energy Co. (a)	251,100	1,654,749
		38,522,248
TOTAL ENERGY		43,913,271
FINANCIALS - 5.2%
Capital Markets - 1.3%
Ares Management Corp.	20,000	2,245,000
CME Group, Inc.	56,741	12,389,965
		14,634,965
Financial Services - 2.8%
Apollo Global Management, Inc.	10,800	993,600
Corebridge Financial, Inc.	109,100	2,294,373
Fiserv, Inc. (a)	17,200	2,246,492
Global Payments, Inc.	23,300	2,713,052
MasterCard, Inc. Class A	48,083	19,898,188
One97 Communications Ltd. (a)	81,848	859,726
Rocket Companies, Inc. (a)(d)	195,746	1,828,268
		30,833,699
Insurance - 1.1%
Arthur J. Gallagher & Co.	39,069	9,728,181
BRP Group, Inc. (a)	97,924	1,712,691
		11,440,872
TOTAL FINANCIALS		56,909,536
HEALTH CARE - 15.3%
Biotechnology - 4.1%
Adamas Pharmaceuticals, Inc.:
rights (a)(c)	220,830	55,208
rights (a)(c)	220,830	24,291
Alnylam Pharmaceuticals, Inc. (a)	38,972	6,557,039
Arcellx, Inc. (a)	8,979	471,667
Arrowhead Pharmaceuticals, Inc. (a)	14,300	303,160
Beam Therapeutics, Inc. (a)	9,466	265,805
BioMarin Pharmaceutical, Inc. (a)	22,300	2,031,084
Blueprint Medicines Corp. (a)	5,700	396,948
Cerevel Therapeutics Holdings (a)	13,500	350,055
Cytokinetics, Inc. (a)	30,861	1,033,226
Galapagos NV sponsored ADR (a)	58,186	2,177,902
Gamida Cell Ltd. (a)(d)	266,229	82,531
Gamida Cell Ltd. warrants 4/21/28 (a)	59,930	1,764
Hookipa Pharma, Inc. (a)	134,300	76,417
Immunocore Holdings PLC ADR (a)	23,585	1,243,637
Insmed, Inc. (a)	92,046	2,302,991
Legend Biotech Corp. ADR (a)	22,502	1,368,572
Regeneron Pharmaceuticals, Inc. (a)	11,247	9,265,391
Repligen Corp. (a)	24,468	3,847,593
Sarepta Therapeutics, Inc. (a)	7,300	593,344
Seres Therapeutics, Inc. (a)	54,600	56,784
Synlogic, Inc. (a)	10,646	26,615
Vertex Pharmaceuticals, Inc. (a)	32,361	11,482,006
Vor Biopharma, Inc. (a)	94,674	175,147
XOMA Corp. (a)	44,507	660,484
		44,849,661
Health Care Equipment & Supplies - 3.3%
Axonics Modulation Technologies, Inc. (a)	39,900	2,234,001
Boston Scientific Corp. (a)	433,374	24,221,273
Inspire Medical Systems, Inc. (a)	9,100	1,322,321
Lantheus Holdings, Inc. (a)	10,000	716,200
Masimo Corp. (a)	67,900	6,366,304
Penumbra, Inc. (a)	6,927	1,538,417
		36,398,516
Health Care Providers & Services - 2.5%
HealthEquity, Inc. (a)	148,854	9,976,195
UnitedHealth Group, Inc.	32,073	17,735,407
		27,711,602
Health Care Technology - 0.2%
Evolent Health, Inc.	53,800	1,495,640
Life Sciences Tools & Services - 2.3%
Agilent Technologies, Inc.	8,400	1,073,520
Bio-Techne Corp.	34,702	2,182,756
Bruker Corp.	69,816	4,544,323
Chemometec A/S	6,300	315,522
Codexis, Inc. (a)	161,901	382,086
Danaher Corp.	30,551	6,822,344
Sartorius Stedim Biotech	14,383	3,231,377
Thermo Fisher Scientific, Inc.	14,280	7,079,453
		25,631,381
Pharmaceuticals - 2.9%
Aclaris Therapeutics, Inc. (a)	19,672	17,207
AstraZeneca PLC sponsored ADR	84,960	5,487,566
Eli Lilly & Co.	44,598	26,359,202
		31,863,975
TOTAL HEALTH CARE		167,950,775
INDUSTRIALS - 13.2%
Commercial Services & Supplies - 0.0%
Veralto Corp.	6,283	485,362
Electrical Equipment - 1.3%
Eaton Corp. PLC	58,560	13,333,526
HD Hyundai Electric Co. Ltd.	14,000	905,797
		14,239,323
Ground Transportation - 4.3%
Uber Technologies, Inc. (a)	834,476	47,047,757
Industrial Conglomerates - 1.5%
General Electric Co.	138,352	16,851,274
Machinery - 2.1%
Energy Recovery, Inc. (a)	39,552	753,861
Ingersoll Rand, Inc.	159,840	11,417,371
Parker Hannifin Corp.	17,013	7,369,691
Westinghouse Air Brake Tech Co.	25,841	3,012,027
		22,552,950
Passenger Airlines - 0.5%
Ryanair Holdings PLC sponsored ADR (a)	50,598	5,981,696
Professional Services - 2.6%
Equifax, Inc.	69,384	15,105,591
KBR, Inc.	183,213	9,466,616
TransUnion Holding Co., Inc.	63,655	3,737,822
		28,310,029
Trading Companies & Distributors - 0.9%
Ferguson PLC	57,910	9,781,915
TOTAL INDUSTRIALS		145,250,306
INFORMATION TECHNOLOGY - 39.8%
Electronic Equipment, Instruments & Components - 1.4%
Flex Ltd. (a)	344,984	8,779,843
Jabil, Inc.	59,415	6,851,738
		15,631,581
IT Services - 2.0%
Gartner, Inc. (a)	11,067	4,812,374
MongoDB, Inc. Class A (a)	30,291	12,593,180
Snowflake, Inc. (a)	27,100	5,086,128
		22,491,682
Semiconductors & Semiconductor Equipment - 13.0%
Aixtron AG	106,664	3,879,027
Allegro MicroSystems LLC (a)	45,937	1,250,405
Arm Holdings Ltd. ADR (d)	8,800	541,200
ASML Holding NV (depository receipt)	11,234	7,681,360
BE Semiconductor Industries NV	56,876	7,952,279
eMemory Technology, Inc.	4,207	337,005
KLA Corp.	12,796	6,968,958
Marvell Technology, Inc.	39,622	2,208,134
Monolithic Power Systems, Inc.	6,596	3,619,357
NVIDIA Corp.	153,752	71,909,810
NXP Semiconductors NV	42,881	8,751,154
SiTime Corp. (a)	41,843	4,627,836
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	171,896	16,727,200
Universal Display Corp.	37,555	6,354,306
		142,808,031
Software - 19.0%
ASAPP, Inc. warrants 8/28/28 (a)(b)(c)	294,232	662,022
Confluent, Inc. (a)	208,808	4,430,906
HubSpot, Inc. (a)	14,960	7,389,193
Manhattan Associates, Inc. (a)	35,624	7,945,933
Microsoft Corp.	435,644	165,069,865
NICE Ltd. sponsored ADR (a)	18,244	3,461,799
Oracle Corp.	123,608	14,364,486
ServiceNow, Inc. (a)	6,423	4,404,508
Volue A/S (a)	181,855	308,247
		208,036,959
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	254,104	48,267,055
TOTAL INFORMATION TECHNOLOGY		437,235,308
MATERIALS - 0.1%
Chemicals - 0.1%
Aspen Aerogels, Inc. (a)(d)	73,902	774,493
TOTAL COMMON STOCKS (Cost $639,637,169)		1,087,938,295

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Canva, Inc.:
Series A (b)(c)	106	118,501
Series A2 (b)(c)	19	21,241
		139,742
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	26,300	79,163
INFORMATION TECHNOLOGY - 0.2%
Software - 0.2%
ASAPP, Inc.:
Series C (a)(b)(c)	90,925	264,592
Series D (b)(c)	512,827	1,323,094
		1,587,686
MATERIALS - 0.1%
Metals & Mining - 0.1%
Illuminated Holdings, Inc.:
Series C2 (a)(b)(c)	21,131	486,436
Series C3 (a)(b)(c)	26,414	608,050
Series C4 (a)(b)(c)	6,345	146,062
Series C5 (a)(b)(c)	13,150	302,713
		1,543,261
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,940,979)		3,349,852

Convertible Bonds - 0.0%
	Principal Amount (f)	Value ($)
MATERIALS - 0.0%
Metals & Mining - 0.0%
Illuminated Holdings, Inc. 0% (b)(c)(g) (Cost $248,100)	248,100	248,621

Preferred Securities - 0.0%
	Principal Amount (f)	Value ($)
MATERIALS - 0.0%
Metals & Mining - 0.0%
Illuminated Holdings, Inc. 0% (b)(c)(g) (Cost $308,400)	308,400	308,585

Money Market Funds - 1.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (h)	11,951,565	11,953,955
Fidelity Securities Lending Cash Central Fund 5.39% (h)(i)	6,520,753	6,521,405
TOTAL MONEY MARKET FUNDS (Cost $18,475,360)		18,475,360

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $663,610,008)	1,110,320,713
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(12,528,297)
NET ASSETS - 100.0%	1,097,792,416

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,044,803 or 0.5% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,480,424 or 0.5% of net assets.

(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security is perpetual in nature with no stated maturity date.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ASAPP, Inc. warrants 8/28/28	8/29/23	0

ASAPP, Inc. Series C	4/30/21	599,841

ASAPP, Inc. Series D	8/29/23	1,980,281

Canva, Inc. Series A	9/22/23	113,066

Canva, Inc. Series A2	9/22/23	20,267

ElevateBio LLC Series C	3/09/21	110,329

Epic Games, Inc.	3/29/21	712,425

Illuminated Holdings, Inc. Series C2	7/07/20	528,275

Illuminated Holdings, Inc. Series C3	7/07/20	792,420

Illuminated Holdings, Inc. Series C4	1/08/21	228,420

Illuminated Holdings, Inc. Series C5	6/16/21	568,080

Illuminated Holdings, Inc. 0%	6/14/23 - 9/27/23	556,500

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	8,265,413	370,473,503	366,784,961	376,795	-	-	11,953,955	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	7,581,305	111,112,720	112,172,620	131,419	-	-	6,521,405	0.0%
Total	15,846,718	481,586,223	478,957,581	508,214	-	-	18,475,360

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	106,465,850	85,436,215	20,553,912	475,723
Consumer Discretionary	116,007,791	111,887,838	3,980,211	139,742
Consumer Staples	13,570,707	13,570,707	-	-
Energy	43,913,271	43,913,271	-	-
Financials	56,909,536	56,909,536	-	-
Health Care	168,029,938	167,869,512	1,764	158,662
Industrials	145,250,306	145,250,306	-	-
Information Technology	438,822,994	436,573,286	-	2,249,708
Materials	2,317,754	774,493	-	1,543,261

Corporate Bonds	248,621	-	-	248,621

Preferred Securities	308,585	-	-	308,585

Money Market Funds	18,475,360	18,475,360	-	-
Total Investments in Securities:	1,110,320,713	1,080,660,524	24,535,887	5,124,302
Financial Statements
Statement of Assets and Liabilities
		November 30, 2023

Assets
Investment in securities, at value (including securities loaned of $6,355,263) - See accompanying schedule:
Unaffiliated issuers (cost $645,134,648)	$1,091,845,353
Fidelity Central Funds (cost $18,475,360)	18,475,360

Total Investment in Securities (cost $663,610,008)		$1,110,320,713
Foreign currency held at value (cost $3)		3
Receivable for investments sold		36,046,247
Receivable for fund shares sold		42,872
Dividends receivable		635,492
Distributions receivable from Fidelity Central Funds		23,209
Other receivables		97
Total assets		1,147,068,633
Liabilities
Payable for investments purchased	$3,453,681
Payable for fund shares redeemed	38,925,412
Accrued management fee	65
Other payables and accrued expenses	376,434
Collateral on securities loaned	6,520,625
Total Liabilities		49,276,217
Net Assets		$1,097,792,416
Net Assets consist of:
Paid in capital		$592,809,491
Total accumulated earnings (loss)		504,982,925
Net Assets		$1,097,792,416
Net Asset Value, offering price and redemption price per share ($1,097,792,416 ÷ 70,283,370 shares)		$15.62

Statement of Operations
		Year ended November 30, 2023
Investment Income
Dividends		$7,340,745
Income from Fidelity Central Funds (including $131,419 from security lending)		508,214
Total Income		7,848,959
Expenses
Custodian fees and expenses	$38,706
Independent trustees' fees and expenses	5,782
Interest	35,745
Miscellaneous	15
Total expenses before reductions	80,248
Expense reductions	(8,513)
Total expenses after reductions		71,735
Net Investment income (loss)		7,777,224
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $391,875)	64,303,366
Foreign currency transactions	28,235
Total net realized gain (loss)		64,331,601
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $477,387)	144,584,946
Assets and liabilities in foreign currencies	(19,795)
Total change in net unrealized appreciation (depreciation)		144,565,151
Net gain (loss)		208,896,752
Net increase (decrease) in net assets resulting from operations		$216,673,976
Statement of Changes in Net Assets

	Year ended November 30, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,777,224	$8,320,846
Net realized gain (loss)	64,331,601	45,053,325
Change in net unrealized appreciation (depreciation)	144,565,151	(251,222,565)
Net increase (decrease) in net assets resulting from operations	216,673,976	(197,848,394)
Distributions to shareholders	(49,123,120)	(197,714,407)

Share transactions
Proceeds from sales of shares	213,107,203	273,453,496
Reinvestment of distributions	49,123,120	197,714,406
Cost of shares redeemed	(314,349,998)	(216,449,387)

Net increase (decrease) in net assets resulting from share transactions	(52,119,675)	254,718,515
Total increase (decrease) in net assets	115,431,181	(140,844,286)

Net Assets
Beginning of period	982,361,235	1,123,205,521
End of period	$1,097,792,416	$982,361,235

Other Information
Shares
Sold	15,692,482	19,207,680
Issued in reinvestment of distributions	3,914,193	12,026,424
Redeemed	(22,386,584)	(15,067,731)
Net increase (decrease)	(2,779,909)	16,166,373

Financial Highlights
Fidelity Advisor® Series Equity Growth Fund

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.45	$19.74	$19.73	$15.53	$14.20
Income from Investment Operations
Net investment income (loss) A,B	.11	.12	.17 C	.10	.12
Net realized and unrealized gain (loss)	2.74	(2.96)	4.20	6.02	2.33
Total from investment operations	2.85	(2.84)	4.37	6.12	2.45
Distributions from net investment income	(.11)	(.20)	(.13)	(.13)	(.13)
Distributions from net realized gain	(.57)	(3.26)	(4.23)	(1.79)	(.99)
Total distributions	(.68)	(3.45) D	(4.36)	(1.92)	(1.12)
Net asset value, end of period	$15.62	$13.45	$19.74	$19.73	$15.53
Total Return E	22.44%	(17.55)%	27.43%	44.43%	19.73%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.01%	-% H	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	-% H	-% H	.01%	.01%
Expenses net of all reductions	.01%	-% H	-% H	.01%	.01%
Net investment income (loss)	.77%	.84%	.95% C	.65%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$1,097,792	$982,361	$1,123,206	$1,007,642	$977,722
Portfolio turnover rate I	63%	49%	51%	56%	52% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .64%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended November 30, 2023

1. Organization.
Fidelity Advisor Series Equity Growth Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, passive foreign investment companies (PFIC), contingent interest and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$464,672,314
Gross unrealized depreciation	(18,864,480)
Net unrealized appreciation (depreciation)	$445,807,834
Tax Cost	$664,512,879

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,966,293
Undistributed long-term capital gain	$52,572,228
Net unrealized appreciation (depreciation) on securities and other investments	$445,810,769

The tax character of distributions paid was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$8,151,120	$46,480,631
Long-term Capital Gains	40,972,000	151,233,776
Total	$49,123,120	$197,714,407

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Equity Growth Fund	628,259,365	720,071,412

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Equity Growth Fund	$8,490

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Equity Growth Fund	Borrower	$ 14,924,812	5.39%	$35,745

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Series Equity Growth Fund	27,941,949	57,194,793	4,208,830

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Series Equity Growth Fund	$14,149	$6,281	$842,800

8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through March 31, 2027. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $8,513.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Series Equity Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Series Equity Growth Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the "Fund") as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statement of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the five years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 to November 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period- C June 1, 2023 to November 30, 2023

Fidelity Advisor® Series Equity Growth Fund	.01%
Actual		$ 1,000	$ 1,127.80	$ .05
Hypothetical-B		$ 1,000	$ 1,025.02	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2023, $62,294,571, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $123,942 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 81% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 94.04% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1.08% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Series Equity Growth Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through March 31, 2026.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.
Proxy Voting Results
A special meeting of shareholders was held on April 19, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To reclassify the diversification status of the fund from diversified to non-diversified by eliminating the following fundamental policy: The fund may not with respect to 75% of fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities,  or securities of other investment companies) if,  as a result, (a) more than 5% of fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of outstanding voting securities of issuer.

	# of Votes	% of Votes
Affirmative	994,977,247.020	100.000
Against	0.000	0.000
Abstain	0.000	0.000
TOTAL	994,977,247.020	100.000

1.9860268.109
AXM1-ANN-0124
Fidelity® Real Estate High Income Fund

Annual Report
November 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call  to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate High Income Fund	-2.44%	-0.14%	2.22%

$1,000,000 Over 10 Years

Let's say hypothetically that $1,000,000 was invested in Fidelity® Real Estate High Income Fund on November 30, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. CMBS ex AAA Index performed over the same period.

Management's Discussion of Fund Performance
Management's Discussion of Fund Performance
Market Recap:
Commercial mortgage-backed securities, as measured by the Bloomberg U.S. CMBS ex AAA Index, returned -0.03% for the 12 months ending November 30, 2023. It was a challenging period for commercial real estate debt securities, with the U.S. Federal Reserve raising short-term interest rates five times in its effort to tame inflation, before pausing in July. Increases in both short- and long-term interest rates, an acceptance that rates could stay higher for longer, and a withdrawal of debt capital from regional banks following the March turmoil in that industry created a difficult environment for commercial real estate assets. Capitalization rates for these assets adjusted higher, albeit slowly, leaving property prices down nearly 10% year to date in 2023 and about 20% from the peak in early 2022. Higher interest rates, wider credit spreads and subdued property sales activity contributed to lower CMBS new issuance volumes. However, demand for high-quality bonds remained constant throughout the 12 months, and the market remained open and functioning. Outside of the office sector, commercial real estate fundamentals remained solid, although the pace of rental rate and occupancy growth slowed after strength in 2022 and early 2023. Toward the end of the period, real estate capital markets showed signs of thawing, as Treasury yields declined and credit spreads narrowed.
Comments from Co-Portfolio Managers Stephen Rosen, William Maclay and Matthew Torchia:
For the fiscal year, the fund returned -2.44%, trailing its benchmark, the Bloomberg U.S. CMBS ex AAA Index. Relative to the benchmark, the fund was hampered mainly by its exposure to higher-yielding, lower-rated CMBS, versus the benchmark's exclusive focus on investment-grade securities, which performed better this period. Exposure to longer-duration and office-exposed bonds also detracted the past 12 months, whereas the fund's tilt toward high-growth property types and its exposure to shorter-duration bonds contributed to relative performance. The portfolio's average credit quality was BB+, up from BB- last year, as we found attractive opportunities in investment-grade segments of the market. Individual detractors of note included Veritas P A MEZZ 1ML+850 12/49, a 2021 SASB (single-asset, single-borrower), floating-rate mezzanine loan backed by apartments in San Francisco. While underlying property cash flow recovered, both higher coupon payments for the borrower and higher capitalization rates for these assets hampered this holding. BANK 2017-BNK8 D - 2017 was a conduit bond that was held back by its exposure to office loans. Conversely, BX 2019-XL J and MHC 2021-MHC G both contributed. These CMBS positions are within the SASB portion of the portfolio and benefited from being in two property sectors within CRE that continued to see cash flow growth: industrial and manufactured housing. Additionally, both positions have a floating rate and thus directly benefited from increased coupon rates.
Note to shareholders:
After working at Fidelity since 1995, Stephen Rosen retired on December 31, 2023, leaving William Maclay and Matthew Torchia as co-managers of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2023 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
BX Trust	9.4
Benchmark Mortgage Trust	6.3
BBCMS Mortgage Trust	5.8
BANK	5.5
BX Commercial Mortgage Trust	5.2
Morgan Stanley Capital I Trust	3.9
JPMorgan Chase Commercial Mortgage Securities Trust	3.8
GS Mortgage Securities Trust	3.2
Morgan Stanley BAML Trust	3.2
Wells Fargo Commercial Mortgage Trust	3.1
49.4

Top REIT Sectors (% of Fund's net assets)

Homebuilders/Real Estate	2.0
Diversified Financial Services	1.5
Hotels	0.2

Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments November 30, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 2.2%
	Principal Amount (a)	Value ($)
Homebuilders/Real Estate - 2.0%
American Tower Corp.:
4.05% 3/15/32	1,785,000	1,598,027
5.65% 3/15/33	2,000,000	1,992,874
Invitation Homes Operating Partnership LP 5.5% 8/15/33	2,455,000	2,345,042
NNN (REIT), Inc. 5.6% 10/15/33	2,485,000	2,429,760
Uniti Group LP / Uniti Group Finance, Inc. 10.5% 2/15/28 (b)	1,635,000	1,608,219
TOTAL HOMEBUILDERS/REAL ESTATE		9,973,922
Hotels - 0.2%
Times Square Hotel Trust 8.528% 8/1/26 (b)	1,182,533	1,171,000
TOTAL NONCONVERTIBLE BONDS (Cost $11,270,121)		11,144,922

Asset-Backed Securities - 2.0%
	Principal Amount (a)	Value ($)
American Homes 4 Rent Series 2015-SFR2 Class XS, 0% 10/17/52 (b)(c)(d)(e)	2,512,878	25
Capital Trust RE CDO Ltd. Series 2005-1A:
Class D, CME Term SOFR 1 Month Index + 1.610% 3.3464% 3/20/50 (b)(c)(e)(f)	750,000	0
Class E, CME Term SOFR 1 Month Index + 2.210% 3.9464% 3/20/50 (b)(c)(e)(f)	2,670,000	0
Crest Ltd. Series 2004-1A Class H1, 3 month U.S. LIBOR + 3.690% 8.9627% (b)(c)(e)(f)(g)	3,078,262	0
Home Partners of America Trust:
Series 2019-2 Class F, 3.866% 10/19/39 (b)	2,031,441	1,716,237
Series 2021-1 Class F, 3.325% 9/17/41 (b)	889,460	660,693
Series 2021-2 Class G, 4.505% 12/17/26 (b)	5,327,640	4,513,878
Series 2021-3 Class F, 4.242% 1/17/41 (b)	1,221,582	1,006,218
Retained Vantage Data Ctrs Iss Series 2023-2A Class A2, 5.05% 9/15/48 (b)	1,250,000	1,105,432
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, CME Term SOFR 3 Month Index + 4.760% 10.1543% (b)(c)(e)(f)(g)	6,444,661	1
Tricon American Homes Series 2017-SFR2 Class F, 5.104% 1/17/36 (b)	664,000	660,719
Tricon Residential Trust Series 2021-SFR1 Class G, 4.133% 7/17/38 (b)	672,000	588,159
TOTAL ASSET-BACKED SECURITIES (Cost $19,227,939)		10,251,362

Collateralized Mortgage Obligations - 0.3%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.3%
COMM Mortgage Trust Series 2015-LC19 Class C, 4.3535% 2/10/48 (c)	1,587,000	1,420,522
Countrywide Home Loans, Inc. Series 2003-R1 Class 2B4, 3.3614% 2/25/43 (b)(c)	26,514	3,002
TOTAL PRIVATE SPONSOR		1,423,524
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.6895% 2/25/42 (b)(c)(e)	22,353	9,003
Series 2002-W6 subordinate REMIC pass thru certificates, Class 3B4, 4.6585% 1/25/42 (b)(c)(e)	19,364	1,663
Series 2003-W10 subordinate REMIC pass thru certificates:
Class 2B4, 3.7539% 6/25/43 (c)(e)(h)	74,794	28,126
Class 2B5, 3.7539% 6/25/43 (c)(e)(h)	7,878	424
TOTAL U.S. GOVERNMENT AGENCY		39,216
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,435,177)		1,462,740

Commercial Mortgage Securities - 91.1%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2019-RLJ Class D, CME Term SOFR 1 Month Index + 1.990% 7.32% 4/15/36 (b)(c)(f)	4,028,000	3,979,982
Series 2015-200P Class F, 3.7157% 4/14/33 (b)(c)	2,588,000	2,277,804
BANK:
sequential payer:
Series 2020-BN28 Class A4, 1.844% 3/15/63	1,612,000	1,269,738
Series 2021-BN32 Class A5, 2.643% 4/15/54	730,000	599,639
Series 2021-BN33 Class A5, 2.556% 5/15/64	1,584,000	1,286,436
Series 2021-BN35 Class A5, 2.285% 6/15/64	2,650,000	2,100,914
Series 2022-BNK39 Class A4, 2.928% 2/15/55	1,895,000	1,562,402
Series 2022-BNK40, Class A4, 3.5066% 3/15/64 (c)	742,000	634,141
Series 2022-BNK42:
Class D, 2.5% 6/15/55 (b)	1,664,000	838,617
Class E, 2.5% 6/15/55 (b)	1,302,000	574,719
Series 2022-BNK42, Class A5, 4.493% 6/15/55 (c)	2,326,000	2,142,554
Series 2023-BNK45 Class C, 6.4885% 2/15/56 (c)	990,000	858,837
Series 2017-BNK4 Class D, 3.357% 5/15/50 (b)	2,308,000	1,123,467
Series 2017-BNK8 Class E, 2.8% 11/15/50 (b)	2,625,000	850,256
Series 2018-BN10:
Class B, 4.078% 2/15/61 (c)	1,035,000	886,559
Class C, 4.163% 2/15/61 (c)	2,936,000	2,399,429
Series 2019-BN22 Class D, 2.5% 11/15/62 (b)(e)	2,465,000	1,367,575
Series 2020-BN27 Class D, 2.5% 4/15/63 (b)	921,000	489,597
Series 2020-BN28:
Class A/S, 2.14% 3/15/63	717,000	552,562
Class E, 2.5% 3/15/63 (b)	903,000	451,599
Series 2020-BN30 Class MCDG, 3.0155% 12/15/53 (c)	3,921,000	1,738,286
Series 2022-BNK43 Class D, 3% 8/15/55 (b)	2,614,000	1,316,373
Series 2022-BNK44:
Class A/S, 5.9368% 11/15/55 (c)	1,225,000	1,183,871
Class C, 5.9368% 11/15/55 (c)	5,014,000	3,948,486
Bank 2023-Bnk46:
sequential payer Series 2023-BNK46 Class A4, 5.745% 8/15/56	2,458,000	2,476,999
Series 2023-BNK46:
Class B, 6.9992% 8/15/56 (c)	1,675,000	1,662,140
Class C, 6.9992% 8/15/56 (c)	738,000	640,247
Bank of America Commercial Mortgage Trust Series 2016-UB10 Class D, 3% 7/15/49 (b)	726,000	533,840
Bank5 2023-5Yr3 Series 2023-5YR3:
Class A/S, 7.5592% 9/15/56 (c)	956,000	981,722
Class B, 7.5592% 9/15/56 (c)	597,000	600,666
Class C, 7.5592% 9/15/56 (c)	597,000	557,921
Bank5 2023-5Yr4 Series 2023-5YR4 Class C, 7.785% 12/15/56 (c)	1,034,000	973,561
Barclays Commercial Mortgage Securities sequential payer Series 2021-C12 Class A5, 2.689% 11/15/54	580,000	469,533
Barclays Commercial Mortgage Securities LLC Series 2019-C5 Class D, 2.5% 11/15/52 (b)	726,000	426,697
BBCMS Series 2022-C15, Class A5, 3.662% 4/15/55	3,015,000	2,606,156
BBCMS Mortgage Trust:
sequential payer:
Series 2020-C8 Class E, 2.25% 10/15/53 (b)(e)	3,013,000	1,289,263
Series 2022-C14 Class A5, 2.946% 2/15/55	3,302,000	2,708,826
Series 2022-C17:
Class A5, 4.441% 9/15/55	2,719,000	2,488,708
Class D, 2.5% 9/15/55 (b)(e)	1,200,000	558,965
Series 2022-C18 Class A5, 5.71% 12/15/55	3,150,000	3,164,858
Series 2023-C19 Class A5, 5.451% 4/15/56	2,015,000	1,980,954
Series 2016-ETC Class D, 3.7292% 8/14/36 (b)(c)	1,749,000	1,387,185
Series 2020-C7:
Class A/S, 2.444% 4/15/53	225,000	174,648
Class B, 3.152% 4/15/53	853,000	623,854
Series 2022-C16 Class A5, 4.6% 6/15/55	4,573,000	4,240,363
Series 2022-C17 Class B, 4.889% 9/15/55	1,491,000	1,221,712
Series 2022-C18, Class B, 6.3478% 12/15/55 (c)	1,890,000	1,720,074
Series 2023 C19 Class B, 6.5456% 4/15/56 (c)	1,080,000	997,091
BBCMS Mortgage Trust 2023-C20 sequential payer Series 2023-C20 Class A5, 5.576% 7/15/56	1,690,000	1,683,539
Bbcms Mortgage Trust 2023-C21:
sequential payer Series 2023-C21 Class A/S, 6.5061% 9/15/56 (c)	1,196,000	1,186,557
Series 2023-C21 Class C, 6.5061% 9/15/56 (c)	2,386,000	2,047,626
Bbcms Mtg Trust 2023-5C23 Series 2023-5C23 Class B, 7.7032% 12/15/56 (c)	1,469,000	1,487,739
Bbcms Mtg Trust 2023-C22 sequential payer Series 2023-C22 Class C, 7.1261% 11/15/56	2,140,000	2,027,677
Benchmark 2023-B39 C Mtg Trust:
sequential payer Series 2023-B39 Class A5, 5.7536% 7/15/56	2,714,000	2,717,374
Series 2023-B39 Class C, 6.7939% 7/15/56 (c)	1,859,000	1,634,755
Benchmark 2023-V4 Mtg Trust Series 2023-V4:
Class B, 7.4604% 11/15/56	1,075,000	1,089,945
Class C, 7.4604% 11/15/56	1,075,000	1,001,693
Benchmark Mortgage Trust:
sequential payer:
Series 2019-B14:
Class 225D, 3.4041% 12/15/62 (b)(c)	1,680,000	87,723
Class 225E, 3.4041% 12/15/62 (b)(c)(e)	1,132,000	27,930
Series 2020-B21 Class A5, 1.9775% 12/17/53	1,691,000	1,307,321
Series 2020-B22, Class A5, 1.973% 1/15/54	1,484,000	1,145,244
Series 2021-B29, Class A5, 2.3879% 9/15/54	2,055,000	1,624,335
Series 2022-B33 Class A5, 3.4582% 3/15/55	2,477,000	2,114,377
Series 2022-B34 Class A5, 3.786% 4/15/55	1,341,000	1,109,662
Series 2022-B36 Class A5, 4.4699% 7/15/55	1,233,000	1,123,774
Series 2022-B37 Class A5, 5.751% 11/15/55 (c)	1,427,000	1,436,093
Series 2023-B38 Class A4, 5.5246% 4/15/56	1,264,000	1,242,342
Series 2023-C5 Class A5, 5.7653% 6/15/56	1,463,000	1,472,192
Series 2018-B7 Class D, 3% 5/15/53 (b)(c)	833,000	517,674
Series 2019-B12 Class B, 3.5702% 8/15/52	1,186,000	942,719
Series 2020-B18:
Class AGNG, 4.5348% 7/15/53 (b)(c)	4,074,000	3,405,960
Class D, 2.25% 7/15/53 (b)(e)	1,500,000	701,164
Series 2020-B21:
Class A/S, 2.2543% 12/17/53	662,000	498,509
Class D, 2% 12/17/53 (b)(e)	1,638,000	772,968
Series 2020-IG3 Class 825E, 3.0763% 9/15/48 (b)(c)	3,049,000	2,182,828
Series 2021-B25:
Class 300D, 3.094% 4/15/54 (b)(c)	6,055,000	3,479,412
Class 300E, 2.9942% 4/15/54 (b)(c)	1,113,000	658,645
Series 2022 B37 Class B, 5.9427% 11/15/55 (c)	980,000	853,824
Series 2022-B35 Class D, 2.5% 5/15/55 (b)	3,003,000	1,261,136
Series 2022-B36:
Class A/S, 4.9505% 7/15/55	1,190,000	1,039,353
Class D, 2.5% 7/15/55 (b)	1,872,000	822,983
Series 2022-B37 Class C, 5.751% 11/15/55 (c)	2,090,000	1,522,818
Series 2023 B38 Class B, 6.4528% 4/15/56 (c)	1,351,000	1,286,784
Bmo 2023-5C1 Mtg Trust Series 2023-5C1:
Class A/S, 7.355% 8/15/56 (c)	3,276,000	3,345,193
Class B, 6.96% 8/15/56 (c)	553,000	545,907
Bmo 2023-5C2 Mortgage Trust Series 2023-5C2 Class A5, 7.244% 11/15/56 (c)	2,377,000	2,439,533
Bmo 2023-C4 Mtg Trust Series 2023-C4:
Class B, 5.5916% 2/15/56 (c)	1,186,000	1,027,199
Class C, 6.0588% 2/15/56 (c)	1,147,000	928,598
Bmo 2023-C6 Mtg Trust:
sequential payer Series 2023-C6 Class A5, 5.9562% 9/15/56	1,193,000	1,214,077
Series 2023-C6 Class A/S, 6.5504% 9/15/56 (c)	1,229,000	1,244,115
BMO Mortgage Trust:
sequential payer Series 2022-C1 Class A5, 3.374% 2/15/55	3,142,000	2,663,204
Series 2022-C1:
Class 360D, 4.0699% 2/17/55 (b)(c)	1,638,000	913,956
Class 360E, 4.0699% 2/17/55 (b)(c)	1,970,000	1,054,679
BX Commercial Mortgage Trust:
floater:
Series 2020-VKNG:
Class F, CME Term SOFR 1 Month Index + 2.860% 8.1874% 10/15/37 (b)(c)(f)	950,600	918,956
Class G, CME Term SOFR 1 Month Index + 3.360% 8.6874% 10/15/37 (b)(c)(f)	1,258,600	1,203,865
Series 2021-MC Class G, CME Term SOFR 1 Month Index + 3.200% 8.5243% 4/15/34 (b)(c)(f)	1,572,000	1,286,391
Series 2021-PAC Class G, CME Term SOFR 1 Month Index + 3.060% 8.3836% 10/15/36 (b)(c)(f)	3,192,000	2,994,620
Series 2021-VINO:
Class F, CME Term SOFR 1 Month Index + 2.910% 8.2398% 5/15/38 (b)(c)(f)	2,590,224	2,434,058
Class G, CME Term SOFR 1 Month Index + 4.060% 9.3898% 5/15/38 (b)(c)(f)	3,774,607	3,552,046
Series 2020-VIVA:
Class D, 3.667% 3/11/44 (b)(c)	9,422,000	7,497,931
Class E, 3.667% 3/11/44 (b)(c)	8,563,000	6,541,742
BX Trust:
floater:
Series 2019-XL Class J, CME Term SOFR 1 Month Index + 2.760% 8.0874% 10/15/36 (b)(c)(f)	13,777,650	13,452,043
Series 2021-ACNT Class G, CME Term SOFR 1 Month Index + 3.400% 8.7325% 11/15/38 (b)(c)(f)	2,541,000	2,433,430
Series 2021-LBA:
Class FJV, CME Term SOFR 1 Month Index + 2.510% 7.8375% 2/15/36 (b)(c)(f)	458,000	428,360
Class GJV, CME Term SOFR 1 Month Index + 3.110% 8.4375% 2/15/36 (b)(c)(f)	1,033,000	953,396
Series 2021-MFM1:
Class F, CME Term SOFR 1 Month Index + 3.110% 8.4375% 1/15/34 (b)(c)(f)	639,062	611,137
Class G, CME Term SOFR 1 Month Index + 4.010% 9.3375% 1/15/34 (b)(c)(f)	319,531	303,941
Series 2021-SOAR:
Class G, CME Term SOFR 1 Month Index + 2.910% 8.2375% 6/15/38 (b)(c)(f)	3,416,530	3,214,260
Class J, CME Term SOFR 1 Month Index + 3.860% 9.1875% 6/15/38 (b)(c)(f)	2,785,215	2,610,860
Series 2021-VOLT Class G, CME Term SOFR 1 Month Index + 2.960% 8.2874% 9/15/36 (b)(c)(f)	4,955,000	4,633,651
Series 2022-LBA6 Class F, CME Term SOFR 1 Month Index + 3.350% 8.6729% 1/15/39 (b)(c)(f)	4,315,000	4,116,039
sequential payer Series 2019-OC11 Class A, 3.202% 12/9/41 (b)	4,453,000	3,809,690
Series 2019-OC11 Class E, 4.0755% 12/9/41 (b)(c)	14,678,000	11,898,291
BXP Trust Series 2021-601L Class E, 2.868% 1/15/44 (b)(c)	709,000	367,536
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, CME Term SOFR 1 Month Index + 3.290% 8.62% 12/15/37 (b)(c)(f)	8,968,000	8,597,330
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (b)(e)	4,073,000	1,248,446
Citigroup Commercial Mortgage Series 2023-SMRT Class D, 6.0475% 10/12/40 (b)(c)	2,611,000	2,450,075
Citigroup Commercial Mortgage Trust:
sequential payer Series 2019-C7 Class A4, 3.102% 12/15/72	1,859,000	1,610,730
Series 2020-420K:
Class D, 3.4222% 11/10/42 (b)(c)	536,000	401,499
Class E, 3.4222% 11/10/42 (b)(c)	2,081,000	1,446,619
Series 2022-GC48 Class D, 2.5% 6/15/55 (b)	3,129,000	1,449,589
Citigroup Commercial Mtg Trust 2023-Prm Series 2023-PRM3 Class D, 6.5717% 7/10/28 (b)(c)	1,383,000	1,308,111
COMM Mortgage Trust:
floater Series 2018-HCLV Class G, CME Term SOFR 1 Month Index + 5.350% 10.6753% 9/15/33 (b)(c)(f)	1,487,000	550,512
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (b)	2,840,000	2,262,147
Series 2012-CR1:
Class D, 5.3084% 5/15/45 (b)(c)	2,317,618	1,622,332
Class G, 2.462% 5/15/45 (b)(e)	441,549	8,736
Series 2014-CR17 Class E, 4.9706% 5/10/47 (b)(c)	589,000	418,783
Series 2014-CR20 Class AM, 3.938% 11/10/47	299,000	287,353
Series 2015-3BP Class F, 3.3463% 2/10/35 (b)(c)	4,405,000	3,742,134
Series 2015-LC19 Class B, 3.829% 2/10/48	192,000	176,838
Series 2017-CD4 Class D, 3.3% 5/10/50 (b)	356,070	209,829
Series 2019-CD4 Class C, 4.3497% 5/10/50 (c)	1,920,000	1,366,210
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (b)	1,146,000	754,798
Commercial Mortgage Trust Series 2016-CD2 Class D, 2.8604% 11/10/49 (c)	1,680,000	860,926
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR2:
Class E, 4.7368% 8/15/45 (b)(c)	1,575,506	1,418,743
Class F, 4.25% 8/15/45 (b)	2,540,000	1,938,020
Series 2014-CR2 Class G, 4.25% 8/15/45 (b)	1,556,000	698,644
CPT Mortgage Trust sequential payer Series 2019-CPT:
Class E, 3.0967% 11/13/39 (b)(c)	1,785,000	1,058,319
Class F, 3.0967% 11/13/39 (b)(c)	2,772,000	1,560,908
Credit Suisse Commercial Mortgage Trust floater Series 2021-SOP2 Class F, CME Term SOFR 1 Month Index + 4.330% 9.6543% 6/15/34 (b)(e)(f)	2,561,600	975,388
Credit Suisse Mortgage Trust Series 2021-BRIT Class A, CME Term SOFR 1 Month Index + 3.570% 8.8967% 5/15/26 (b)(c)(f)	3,269,728	2,936,801
CSAIL Commercial Mortgage Trust Series 2019-C18 Class A/S, 3.3214% 12/15/52	921,000	758,780
Csmc 2019-Uvil Series 2019-UVIL Class E, 3.3928% 12/15/41 (b)(c)	5,161,000	3,734,500
DBGS Mortgage Trust:
Series 2018-C1 Class C, 4.7974% 10/15/51 (c)	777,000	585,403
Series 2019-1735 Class F, 4.3344% 4/10/37 (b)(c)(e)	1,000,000	588,708
DC Office Trust Series 2019-MTC Class E, 3.1744% 9/15/45 (b)(c)	1,029,000	511,841
ELP Commercial Mortgage Trust floater Series 2021-ELP:
Class G, CME Term SOFR 1 Month Index + 3.230% 8.5535% 11/15/38 (b)(c)(f)	1,248,547	1,159,647
Class J, CME Term SOFR 1 Month Index + 3.720% 9.0524% 11/15/38 (b)(c)(f)	4,564,687	4,228,737
Extended Stay America Trust floater Series 2021-ESH Class F, CME Term SOFR 1 Month Index + 3.810% 9.1375% 7/15/38 (b)(c)(f)	3,421,173	3,326,037
Fs 2023-4Szn Series 2023-4SZN:
Class C, 8.1209% 11/10/39 (b)(c)	2,568,000	2,617,005
Class D, 9.0801% 11/10/39 (b)(c)	594,000	607,029
GS Mortgage Securities Corp. II Series 2010-C1 Class B, 5.148% 8/10/43 (b)	119,338	117,360
GS Mortgage Securities Corp. Trust floater Series 2019-70P Class F, CME Term SOFR 1 Month Index + 2.760% 8.3375% 10/15/36 (b)(c)(f)	2,550,000	2,275,802
GS Mortgage Securities Trust:
sequential payer:
Series 2019-GSA1 Class A4, 3.0479% 11/10/52	2,965,000	2,544,634
Series 2020-GC45 Class A5, 2.9106% 2/13/53	2,586,000	2,193,574
Series 2011-GC5:
Class D, 5.2985% 8/10/44 (b)(c)	1,929,752	566,877
Class E, 5.2985% 8/10/44 (b)(c)	2,432,000	243,226
Class F, 4.5% 8/10/44 (b)(e)	4,308,000	12,924
Series 2012-GCJ9 Class D, 4.7543% 11/10/45 (b)(c)	3,489,883	3,132,035
Series 2016-GS2 Class D, 2.753% 5/10/49 (b)	2,058,050	1,594,386
Series 2019-GC38 Class D, 3% 2/10/52 (b)	1,162,000	730,243
Series 2019-GC39 Class D, 3% 5/10/52 (b)(e)	2,830,000	1,469,107
Series 2019-GC42:
Class C, 3.8166% 9/10/52 (c)	831,000	605,996
Class D, 2.8% 9/10/52 (b)	2,307,000	1,263,658
Series 2019-GS5 Class C, 4.299% 3/10/50 (c)(e)	2,499,000	1,458,016
Series 2020-GC45 Class SWD, 3.3258% 12/13/39 (b)(c)	1,764,000	1,155,957
Series 2020-GC47 Class D, 3.5688% 5/12/53 (b)(c)	756,000	437,622
Gs Mtg Securities Corp. Trust 2023-Ship sequential payer Series 2023-SHIP:
Class D, 6.273% 9/10/38 (b)(c)	1,969,000	1,895,863
Class E, 7.6814% 9/10/38 (b)(c)	2,460,000	2,372,944
Hilton U.S.A. Trust Series 2016-HHV:
Class E, 4.3333% 11/5/38 (b)(c)	5,078,000	4,603,862
Class F, 4.3333% 11/5/38 (b)(c)	5,977,000	5,312,689
Home Partners of America Trust Series 2019-1:
Class E, 3.604% 9/17/39 (b)	1,282,823	1,118,756
Class F, 4.101% 9/17/39 (b)	208,153	181,501
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (b)	2,083,000	1,894,391
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (b)	604,000	456,190
Series 2015-C32 Class C, 4.8046% 11/15/48 (c)	1,500,000	794,808
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.515% 12/15/49 (b)(c)	2,418,000	1,520,897
JPMDB Commercial Mortgage Securities Trust:
Series 2018-C8 Class D, 3.4174% 6/15/51 (b)(c)(e)	1,171,000	685,081
Series 2019-COR6 Class D, 2.5% 11/13/52 (b)	1,354,000	662,858
Series 2020-COR7 Class D, 1.75% 5/13/53 (b)(e)	1,535,000	682,935
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2021-MHC Class E, CME Term SOFR 1 Month Index + 2.560% 7.8875% 4/15/38 (b)(c)(f)	3,060,000	2,938,808
sequential payer Series 2019-OSB:
Class A, 3.3973% 6/5/39 (b)	1,696,000	1,464,343
Class D, 3.9089% 6/5/39 (b)(c)	984,000	806,034
Series 2011-C3:
Class E, 5.7098% 2/15/46 (b)(c)	3,008,000	1,141,685
Class G, 4.409% 2/15/46 (b)(c)	1,082,000	115,502
Class H, 4.409% 2/15/46 (b)(c)	2,622,000	190,906
Series 2012-CBX:
Class E, 4.8315% 6/15/45 (b)(c)	3,160,036	2,713,205
Class F, 4% 6/15/45 (b)(e)	3,743,000	1,416,102
Class G 4% 6/15/45 (b)(e)	4,129,000	1,107,949
Series 2013-LC11:
Class D, 4.2992% 4/15/46 (c)(e)	3,677,000	1,603,172
Class E, 3.25% 4/15/46 (b)(c)	104,000	28,158
Class F, 3.25% 4/15/46 (b)(c)	5,894,000	567,533
Series 2014-DSTY:
Class D, 3.9314% 6/10/27 (b)(c)(e)	3,213,000	8,047
Class E, 3.9314% 6/10/27 (b)(c)(e)	4,232,000	10,322
Series 2018-AON Class F, 4.767% 7/5/31 (b)(c)	2,150,000	440,725
Series 2019-OSB Class E, 3.9089% 6/5/39 (b)(c)	3,019,000	2,412,040
Series 2020-NNN:
Class EFX, 3.972% 1/16/37 (b)(e)	2,771,000	1,520,801
Class FFX, 4.6254% 1/16/37 (b)(e)	2,388,000	845,686
Class GFX, 4.6882% 1/16/37 (b)(c)(e)	942,000	239,777
KNDL Mortgage Trust floater Series 2019-KNSQ Class F, CME Term SOFR 1 Month Index + 2.190% 7.519% 5/15/36 (b)(c)(f)	4,350,000	4,219,500
KNDR Trust floater Series 2021-KIND Class F, CME Term SOFR 1 Month Index + 4.060% 9.3875% 8/15/38 (b)(c)(f)	4,439,911	4,011,803
Market Mortgage Trust Series 2020-525M Class F, 3.0386% 2/12/40 (b)(c)	1,976,000	573,040
Merit floater Series 2021-STOR:
Class F, CME Term SOFR 1 Month Index + 2.310% 7.6375% 7/15/38 (b)(c)(f)	585,000	553,413
Class G, CME Term SOFR 1 Month Index + 2.860% 8.1875% 7/15/38 (b)(c)(f)	735,000	696,020
Class J, CME Term SOFR 1 Month Index + 4.060% 9.3875% 7/15/38 (b)(c)(f)	1,847,000	1,738,426
MHC Commercial Mortgage Trust floater Series 2021-MHC Class G, CME Term SOFR 1 Month Index + 3.310% 8.6384% 4/15/38 (b)(c)(f)	10,331,899	9,865,397
MHP Commercial Mortgage Trust floater Series 2022-MHIL Class G, CME Term SOFR 1 Month Index + 3.950% 9.2804% 1/15/27 (b)(c)(f)	2,144,116	2,012,953
Mira Trust 2023-Mile sequential payer Series 2023-MILE Class B, 7.2026% 6/10/38 (b)	1,012,000	993,427
MOFT Trust Series 2020-ABC:
Class D, 3.5926% 2/10/42 (b)(c)	1,144,000	463,873
Class E, 3.5926% 2/10/42 (b)(c)	841,000	278,756
Morgan Stanley BAML Trust:
sequential payer Series 2014-C18 Class 300E, 4.6896% 8/15/31	1,666,000	919,876
Series 2012-C6 Class D, 4.5725% 11/15/45 (b)(c)	3,633,000	2,927,835
Series 2012-C6, Class F, 4.5725% 11/15/45 (b)(c)(e)	1,575,000	862,313
Series 2013-C13:
Class D, 5.0003% 11/15/46 (b)(c)	5,150,000	4,686,500
Class E, 5.0003% 11/15/46 (b)(c)	1,666,000	1,441,090
Series 2013-C9:
Class D, 3.9457% 5/15/46 (b)(c)	3,000,000	2,037,000
Class E, 3.9457% 5/15/46 (b)(c)	1,594,370	938,287
Series 2017-C33 Class D, 3.356% 5/15/50 (b)	2,932,000	1,994,684
Morgan Stanley Capital I Trust:
sequential payer Series 2021-L5 Class A4, 2.728% 5/15/54	3,744,000	3,060,161
Series 2011-C2:
Class D, 5.385% 6/15/44 (b)(c)	3,281,857	2,998,487
Class F, 5.385% 6/15/44 (b)(c)(e)	3,015,000	1,212,802
Series 2011-C3:
Class E, 5.1089% 7/15/49 (b)(c)	914,789	847,538
Class F, 5.1089% 7/15/49 (b)(c)	984,000	830,709
Class G, 5.1089% 7/15/49 (b)(c)(e)	3,536,800	2,514,653
Series 2012-C4 Class D, 5.3359% 3/15/45 (b)(c)	686,642	614,542
Series 2015-MS1 Class D, 4.1571% 5/15/48 (b)(c)	2,150,000	1,184,928
Series 2017-H1:
Class C, 4.281% 6/15/50	307,000	247,932
Class D, 2.546% 6/15/50 (b)	5,262,000	3,329,120
Series 2017-HR2 Class D, 2.73% 12/15/50	1,183,000	852,703
Series 2018-MP Class E, 4.4185% 7/11/40 (b)(c)	3,059,000	1,851,731
Series 2020-CNP Class D, 2.5085% 4/5/42 (b)(c)	1,043,000	625,679
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (b)(c)	1,014,000	641,927
MSWF Commercial Mortgage Trust sequential payer Series 2023-1:
Class A5, 5.752% 5/15/56	1,899,000	1,906,367
Class C, 6.9055% 5/15/56 (c)	1,266,000	1,120,687
Natixis Commercial Mortgage Securities Trust:
floater Series 2018-FL1 Class WAN2, CME Term SOFR 1 Month Index + 3.790% 9.1199% 6/15/35 (b)(c)(e)(f)	222,000	11,267
Series 2019-10K:
Class E, 4.2724% 5/15/39 (b)(c)	2,293,000	1,761,959
Class F, 4.2724% 5/15/39 (b)(c)	3,014,000	2,212,975
Series 2020-2PAC:
Class AMZ2, 3.6167% 1/15/37 (b)(c)(e)	1,754,950	1,298,343
Class AMZ3, 3.6167% 1/15/37 (b)(c)(e)	822,675	535,517
Open Trust 2023-Air sequential payer Series 2023-AIR Class D, CME Term SOFR 1 Month Index + 6.680% 12.0077% 10/15/28 (b)(c)(f)	2,500,000	2,495,290
OPG Trust floater Series 2021-PORT:
Class G, CME Term SOFR 1 Month Index + 2.510% 7.8355% 10/15/36 (b)(c)(f)	876,926	824,072
Class J, CME Term SOFR 1 Month Index + 3.460% 8.7835% 10/15/36 (b)(c)(f)	1,456,936	1,386,380
PKHL Commercial Mortgage Trust floater Series 2021-MF:
Class F, CME Term SOFR 1 Month Index + 3.460% 8.7875% 7/15/38 (b)(c)(f)	2,225,000	1,746,505
Class NR, CME Term SOFR 1 Month Index + 6.110% 11.4375% 7/15/38 (b)(c)(e)(f)	631,000	468,212
Prima Capital Ltd. floater Series 2021-9A Class C, CME Term SOFR 1 Month Index + 2.460% 7.798% 12/15/37 (b)(c)(f)	1,000,000	956,155
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (b)	1,400,780	1,410,745
SG Commercial Mortgage Securities Trust:
Series 2019-PREZ Class F, 3.593% 9/15/39 (b)(c)	3,206,000	2,342,853
Series 2020-COVE:
Class F, 3.8518% 3/15/37 (b)(c)	3,855,000	3,252,779
Class G, 3.8518% 3/15/37 (b)(c)	1,782,000	1,486,347
SOHO Trust Series 2021-SOHO Class D, 2.7865% 8/10/38 (b)(c)	2,499,000	1,483,877
SREIT Trust floater:
Series 2021-IND Class G, CME Term SOFR 1 Month Index + 3.380% 8.7033% 10/15/38 (b)(c)(f)	3,339,000	3,109,672
Series 2021-MFP Class F, CME Term SOFR 1 Month Index + 2.730% 8.0623% 11/15/38 (b)(c)(f)	1,405,000	1,329,184
Series 2021-MFP2:
Class G, CME Term SOFR 1 Month Index + 3.080% 8.405% 11/15/36 (b)(c)(f)	3,024,000	2,874,261
Class J, CME Term SOFR 1 Month Index + 4.020% 9.353% 11/15/36 (b)(c)(f)	1,803,000	1,728,572
STWD Trust floater sequential payer Series 2021-LIH:
Class F, CME Term SOFR 1 Month Index + 3.660% 8.988% 11/15/36 (b)(c)(f)	3,319,000	3,130,146
Class G, CME Term SOFR 1 Month Index + 4.310% 9.637% 11/15/36 (b)(c)(f)	1,134,000	1,064,627
TPGI Trust floater Series 2021-DGWD Class G, CME Term SOFR 1 Month Index + 3.960% 9.2945% 6/15/26 (b)(c)(f)	806,400	777,328
UBS Commercial Mortgage Trust:
Series 2012-C1:
Class E, 5% 5/10/45 (b)(c)(e)	1,391,518	1,072,860
Class F, 5% 5/10/45 (b)(c)(e)	2,484,000	99,360
Series 2018-C8 Class C, 4.8405% 2/15/51 (c)	756,000	605,784
UBS-BAMLL Trust:
Series 12-WRM Class D, 4.3793% 6/10/30 (b)(c)	2,090,000	1,663,161
Series 2012-WRM Class C, 4.3793% 6/10/30 (b)(c)	890,000	743,491
VASA Trust:
floater Series 2021-VASA Class G, CME Term SOFR 1 Month Index + 5.110% 10.4375% 7/15/39 (b)(c)(f)	693,000	300,555
floater sequential payer Series 2021-VASA Class F, CME Term SOFR 1 Month Index + 4.010% 9.3375% 7/15/39 (b)(c)(f)	3,009,000	1,606,056
VMC Finance Ltd. floater Series 2021-HT1 Class B, CME Term SOFR 1 Month Index + 4.610% 9.9456% 1/18/37 (b)(c)(f)	3,000,000	2,843,040
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-SAVE Class E, CME Term SOFR 1 Month Index + 3.760% 9.0875% 2/15/40 (b)(c)(f)	450,400	396,372
sequential payer:
Series 2020-C57 Class D, 2.5% 8/15/53 (b)	2,108,000	1,153,313
Series 2020-C58 Class A4, 2.092% 7/15/53	2,745,000	2,162,093
Series 2021-C61 Class A4, 2.658% 11/15/54	1,231,000	989,435
Series 20XX-C60 Class A4, 2.342% 8/15/54	2,703,000	2,145,924
Series 2015-NXS4 Class D, 3.841% 12/15/48 (c)	1,834,000	1,539,270
Series 2016-BNK1 Class D, 3% 8/15/49 (b)(e)	1,526,000	476,403
Series 2016-NXS6 Class D, 3.059% 11/15/49 (b)	1,250,000	902,622
Series 2018-C44 Class D, 3% 5/15/51 (b)(e)	3,949,000	2,341,770
Series 2019-C49:
Class B, 4.546% 3/15/52	450,000	397,556
Class C, 4.866% 3/15/52 (c)	3,713,000	3,132,416
Wells Fargo Commercial Mtg Trust 3.514% 10/15/52	1,459,000	1,166,017
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (c)(e)	1,252,600	28,615
Series 2011-C3 Class D, 6.0497% 3/15/44 (b)(c)	1,284,756	387,354
Series 2011-C4:
Class D, 5.1447% 6/15/44 (b)(c)	1,616,000	1,286,181
Class E, 5.1447% 6/15/44 (b)(c)	1,274,000	872,516
Series 2013-C11 Class E, 4.1891% 3/15/45 (b)(c)(e)	4,999,000	2,727,098
Series 2013-C13 Class D, 4.1788% 5/15/45 (b)(c)(e)	1,449,130	1,188,287
Series 2013-C16 Class D, 4.8064% 9/15/46 (b)(c)	487,198	428,734
WFCM:
Series 2022-C62 Class D, 2.5% 4/15/55 (b)	2,352,000	1,057,636
Series 2022-C62, Class A4, 4% 4/15/55	2,074,000	1,839,766
Worldwide Plaza Trust Series 2017-WWP Class F, 3.7154% 11/10/36 (b)(c)	1,695,000	89,271
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (b)(c)	1,638,000	1,357,376
Class PR2, 3.6332% 6/5/35 (b)(c)	4,354,000	3,458,240
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $578,034,462)		471,305,496

Common Stocks - 0.0%
	Shares	Value ($)
Technology - 0.0%
Cyxtera Technologies, Inc. Class A (i)(j) (Cost $919,192)	92,200	9

Bank Loan Obligations - 1.5%
	Principal Amount (a)	Value ($)
Diversified Financial Services - 1.5%
Agellan Portfolio 9% 8/7/25 (e)(k)	908,000	908,000
Mhp 2022-Mhil Mezz U.S. Secured Overnight Fin. Rate (SOFR) Index + 5.000% 10.3229% 1/9/24 (c)(e)(f)(k)	4,558,038	4,284,555
Sunbelt Mezz U.S. Secured Overnight Fin. Rate (SOFR) Index + 4.450% 9.8846% 1/21/27 (c)(e)(f)(k)	1,032,615	1,032,615
Veritas Multifamily Portfolio 1 month U.S. LIBOR + 0.000% 0% (e)(f)(g)(k)	11,130,675	1,669,601

TOTAL BANK LOAN OBLIGATIONS (Cost $17,628,274)		7,894,771

Preferred Securities - 0.0%
	Principal Amount (a)	Value ($)
Homebuilders/Real Estate - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (b)(e)	3,000,000	0
Crest Dartmouth Street 2003-1 Ltd. Series 2003-1A Class PS, 6/28/38 (b)(e)	3,100,000	31

TOTAL PREFERRED SECURITIES (Cost $6,004,704)		31

Money Market Funds - 3.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (l)	16,915,100	16,918,483
Fidelity Securities Lending Cash Central Fund 5.39% (l)(m)	59,894	59,900
TOTAL MONEY MARKET FUNDS (Cost $16,978,383)		16,978,383

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $651,498,252)	519,037,714
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(1,959,390)
NET ASSETS - 100.0%	517,078,324

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $348,930,769 or 67.5% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(e)	Level 3 security
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Non-income producing - Security is in default.
(h)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28,550 or 0.0% of net assets.

(i)	Non-income producing
(j)	Security or a portion of the security is on loan at period end.
(k)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(m)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B4, 3.7539% 6/25/43	9/29/03	30,173

Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B5, 3.7539% 6/25/43	9/29/03	1,075

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	51,234,326	258,993,110	293,308,953	1,514,070	-	-	16,918,483	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	-	300,158	240,258	2,623	-	-	59,900	0.0%
Total	51,234,326	259,293,268	293,549,211	1,516,693	-	-	16,978,383

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Information Technology	9	9	-	-

Corporate Bonds	11,144,922	-	11,144,922	-

Asset-Backed Securities	10,251,362	-	10,251,336	26

Collateralized Mortgage Obligations	1,462,740	-	1,423,524	39,216

Commercial Mortgage Securities	471,305,496	-	437,868,934	33,436,562

Bank Loan Obligations	7,894,771	-	-	7,894,771

Preferred Securities	31	-	-	31

Money Market Funds	16,978,383	16,978,383	-	-
Total Investments in Securities:	519,037,714	16,978,392	460,688,716	41,370,606

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$19,001,704
Net Realized Gain (Loss) on Investment Securities	1,911
Net Unrealized Gain (Loss) on Investment Securities	(9,048,954)
Cost of Purchases	-
Proceeds of Sales	(2,060,515)
Amortization/Accretion	625
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$7,894,771
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2023	$(9,048,954)
Commercial Mortgage Securities
Beginning Balance	$18,789,614
Net Realized Gain (Loss) on Investment Securities	(6,261,667)
Net Unrealized Gain (Loss) on Investment Securities	(8,669,572)
Cost of Purchases	176,716
Proceeds of Sales	(2,854,391)
Amortization/Accretion	(435,985)
Transfers into Level 3	40,890,865
Transfers out of Level 3	(8,199,018)
Ending Balance	$33,436,562
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2023	$(12,039,563)
Other Investments in Securities
Beginning Balance	$72,334
Net Realized Gain (Loss) on Investment Securities	15,206
Net Unrealized Gain (Loss) on Investment Securities	(131,327)
Cost of Purchases	163,802
Proceeds of Sales	(18,401)
Amortization/Accretion	(93,669)
Transfers into Level 3	34,944
Transfers out of Level 3	(3,616)
Ending Balance	$39,273
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2023	$(131,327)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's  Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
		November 30, 2023

Assets
Investment in securities, at value (including securities loaned of $6) - See accompanying schedule:
Unaffiliated issuers (cost $634,519,869)	$502,059,331
Fidelity Central Funds (cost $16,978,383)	16,978,383

Total Investment in Securities (cost $651,498,252)		$519,037,714
Cash		91
Receivable for investments sold		3,161
Interest receivable		2,549,402
Distributions receivable from Fidelity Central Funds		132,655
Prepaid expenses		730
Total assets		521,723,753
Liabilities
Payable for investments purchased	$2,627,580
Distributions payable	1,457,506
Accrued management fee	307,200
Other affiliated payables	24,651
Other payables and accrued expenses	168,592
Collateral on securities loaned	59,900
Total Liabilities		4,645,429
Net Assets		$517,078,324
Net Assets consist of:
Paid in capital		$734,217,225
Total accumulated earnings (loss)		(217,138,901)
Net Assets		$517,078,324
Net Asset Value, offering price and redemption price per share ($517,078,324 ÷ 78,337,835 shares)		$6.60
Statement of Operations
		Year ended November 30, 2023
Investment Income
Dividends		$780,441
Interest		41,129,097
Income from Fidelity Central Funds (including $2,623 from security lending)		1,516,693
Total Income		43,426,231
Expenses
Management fee	$4,378,828
Transfer agent fees	94,265
Accounting fees	246,158
Custodian fees and expenses	5,661
Independent trustees' fees and expenses	3,970
Audit	187,030
Legal	1,051
Miscellaneous	7,302
Total expenses before reductions	4,924,265
Expense reductions	(24,418)
Total expenses after reductions		4,899,847
Net Investment income (loss)		38,526,384
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(52,783,174)
Total net realized gain (loss)		(52,783,174)
Change in net unrealized appreciation (depreciation) on investment securities		(2,181,571)
Net gain (loss)		(54,964,745)
Net increase (decrease) in net assets resulting from operations		$(16,438,361)
Statement of Changes in Net Assets

	Year ended November 30, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$38,526,384	$37,432,420
Net realized gain (loss)	(52,783,174)	(18,182,556)
Change in net unrealized appreciation (depreciation)	(2,181,571)	(98,119,750)
Net increase (decrease) in net assets resulting from operations	(16,438,361)	(78,869,886)
Distributions to shareholders	(35,594,064)	(35,148,510)
Distributions to shareholders from tax return of capital	(596,734)	(3,443,243)

Total Distributions	(36,190,798)	(38,591,753)
Share transactions
Proceeds from sales of shares	139,500	1,542,700
Reinvestment of distributions	30,125,106	34,056,356
Cost of shares redeemed	(182,770,119)	(141,867,241)

Net increase (decrease) in net assets resulting from share transactions	(152,505,513)	(106,268,185)
Total increase (decrease) in net assets	(205,134,672)	(223,729,824)

Net Assets
Beginning of period	722,212,996	945,942,820
End of period	$517,078,324	$722,212,996

Other Information
Shares
Sold	21,270	206,697
Issued in reinvestment of distributions	4,386,440	4,453,015
Redeemed	(26,753,543)	(18,754,870)
Net increase (decrease)	(22,345,833)	(14,095,158)

Financial Highlights
Fidelity® Real Estate High Income Fund

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.17	$8.24	$7.80	$8.77	$8.44
Income from Investment Operations
Net investment income (loss) A,B	.423	.345	.305	.341	.418
Net realized and unrealized gain (loss)	(.594)	(1.059)	.469	(.972)	.338
Total from investment operations	(.171)	(.714)	.774	(.631)	.756
Distributions from net investment income	(.392)	(.324)	(.334)	(.339)	(.426)
Tax return of capital	(.007)	(.032)	-	-	-
Total distributions	(.399)	(.356)	(.334)	(.339)	(.426)
Net asset value, end of period	$6.60	$7.17	$8.24	$7.80	$8.77
Total Return C	(2.44)%	(8.84)%	10.07%	(7.06)%	9.15%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.78%	.78%	.78%	.79%	.80%
Expenses net of fee waivers, if any	.78%	.78%	.78%	.79%	.80%
Expenses net of all reductions	.78%	.78%	.78%	.79%	.79%
Net investment income (loss)	6.13%	4.48%	3.74%	4.41%	4.83%
Supplemental Data
Net assets, end of period (000 omitted)	$517,078	$722,213	$945,943	$757,024	$821,523
Portfolio turnover rate F	32%	16%	22%	27%	26%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2023

1. Organization.
Fidelity Real Estate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

The Fund attempts to obtain prices from one or more third party pricing services or brokers. For certain securities, independent prices may be unavailable, unreliable or limited to a single third party pricing service or broker, and the values reflected may differ from the amount that would be realized if the securities were sold.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Bank Loan Obligations	$7,894,771	Discounted cash flow	Yield	9.0% - 28.4%/14.9%	Decrease
Preferred Securities	$31	Recovery value	Recovery Value	$0.00	Increase
Commercial Mortgage Securities	$33,436,562	Indicative market price	Evaluated bid	$0.24 - $82.00/$52.78	Increase
Asset-Backed Securities	$26	Indicative market price	Evaluated bid	$0.00	Increase
		Recovery value	Recovery value	$0.00	Increase
Collateralized Mortgage Obligations	$39,216	Indicative market price	Evaluated bid	$5.38 - $40.28/$36.64	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to passive foreign investment companies (PFIC), market discount, controlled foreign corporations, tax return of capital distribution and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,031,256
Gross unrealized depreciation	(134,924,150)
Net unrealized appreciation (depreciation)	$(132,892,894)
Tax Cost	$651,930,608

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(81,261,401)
Net unrealized appreciation (depreciation) on securities and other investments	$(132,892,894)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(11,068,368)
Long-term	(70,193,033)
Total capital loss carryforward	$(81,261,401)

For the period ended November 30, 2023, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions has been made.

The tax character of distributions paid was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$35,594,064	$35,148,510
Tax Return of Capital	596,734	3,443,243
Total	$36,190,798	$38,591,753

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

LIBOR Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management does not expect the adoption of ASU 2020-04 to have a material impact on the Fund's financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate High Income Fund	192,718,231	306,506,164
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .02% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Real Estate High Income Fund	.04

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Real Estate High Income Fund	0.0396%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Real Estate High Income Fund	$ 584

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Real Estate High Income Fund	$1,208

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Real Estate High Income Fund	$272	$ -	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,964.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $20,454.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, certain otherwise unaffiliated shareholders were owners of record of more than 50% of the outstanding shares as follows:

Fund	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
Fidelity Real Estate High Income Fund	3	75%

10. Credit and Liquidity Risk.
The Fund invests a significant portion of its assets in below investment grade securities with contractual cash flows, such as asset backed securities, collateralized mortgage obligations and commercial mortgage backed securities. As these securities have a higher degree of sensitivity to changes in economic conditions, including real estate values, the risk of default is higher, and the liquidity and/or value of such securities may be adversely affected.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Real Estate High Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Real Estate High Income Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the "Fund") as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statement of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the five years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 19, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at .
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 to November 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period- C June 1, 2023 to November 30, 2023

Fidelity® Real Estate High Income Fund	.78%
Actual		$ 1,000	$ 994.70	$ 3.90
Hypothetical-B		$ 1,000	$ 1,021.16	$ 3.95

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.15% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $36,715,232 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $34,686,476 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Real Estate High Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked above the competitive median of the mapped group for the 12-month period ended September 30, 2022 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked above the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the fund is a specialized institutional product that, unlike the majority of funds in its peer group, primarily invests in lower quality commercial mortgage-backed securities and other real estate-related investments, which require significant proprietary research and investment expertise. The Board noted that FMR has not identified any other publicly available competitor open-end funds that are comparable.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.734092.124
REHI-ANN-0124
Fidelity Advisor® Series Small Cap Fund

Annual Report
November 30, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity Advisor® Series Small Cap Fund	2.11%	9.64%	7.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Small Cap Fund on November 30, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.84% for the 12 months ending November 30, 2023, according to the S&P 500® index, as a slowing in the pace of inflation and a resilient U.S. economy provided a favorable backdrop for higher-risk assets for much of 2023. After returning -18.11% in 2022, the index's upturn was mostly driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and twice deciding to hold rates at a 22-year high while it observes the effect on inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 9.13% in November. By sector for the full 12 months, information technology (+41%) and communications services (+37%) led the way, followed by consumer discretionary (+20%). In contrast, the defensive-oriented utilities (-9%) and consumer staples (-5%) sectors lagged most this period.
Comments from Portfolio Manager Jennifer Fo Cardillo:
For the fiscal year ending November 30, 2023, the fund gained 2.11%, versus a return of -2.57% for the benchmark Russell 2000 Index. Relative to the benchmark, security selection was the primary contributor, especially within information technology, where picks among technology hardware & equipment firms helped most. Picks in the consumer discretionary sector, especially consumer discretionary distribution & retail stocks, proved beneficial as well. Investment choices in materials also boosted the portfolio's relative return, as did stock picking and an overweight in industrials, particularly capital goods firms. The top individual relative contributor was an overweight in Insight Enterprises (+46%), the fund's top holding. Outsized exposure to Intapp (+64%) was another plus. A larger-than-benchmark holding in Patrick Industries (+50%) also helped. The stock was among the fund's largest holdings on November 30. In contrast, the biggest detractor from performance versus the benchmark was stock selection in the energy sector, though picks in utilities and health care hurt as well. Lastly, the fund's position in cash was a notable detractor. A stake in PacWest Bancorp returned roughly -54% and was the biggest individual relative detractor, though it was no longer held at period end. A non-benchmark position in Antero Resources returned -35% and further pressured the portfolio's relative return. An overweight in Brookfield Infrastructure (-32%) also hurt. Notable changes in positioning include higher allocations to the materials and energy sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Insight Enterprises, Inc.	1.7
Fabrinet	1.7
Eagle Materials, Inc.	1.6
Constellium NV	1.6
Patrick Industries, Inc.	1.5
Murphy U.S.A., Inc.	1.5
Commercial Metals Co.	1.5
Primerica, Inc.	1.5
Performance Food Group Co.	1.4
Lamar Advertising Co. Class A	1.4
15.4

Market Sectors (% of Fund's net assets)

Industrials	20.0
Financials	14.3
Information Technology	13.7
Health Care	13.0
Consumer Discretionary	12.0
Materials	6.8
Energy	5.1
Real Estate	4.3
Consumer Staples	3.9
Communication Services	2.6
Utilities	1.2
Investment Companies	1.0

Asset Allocation (% of Fund's net assets)

Schedule of Investments November 30, 2023
Showing Percentage of Net Assets
Common Stocks - 96.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.6%
Entertainment - 0.2%
Vivid Seats, Inc. Class A (a)	91,098	753,380
Interactive Media & Services - 1.5%
Cars.com, Inc. (a)	205,100	3,818,962
Ziff Davis, Inc. (a)	34,284	2,188,005
		6,006,967
Media - 0.5%
TechTarget, Inc. (a)	75,900	2,246,640
Wireless Telecommunication Services - 0.4%
Gogo, Inc. (a)	152,700	1,531,581
TOTAL COMMUNICATION SERVICES		10,538,568
CONSUMER DISCRETIONARY - 12.0%
Automobile Components - 3.2%
Adient PLC (a)	115,100	3,706,220
Fox Factory Holding Corp. (a)	51,895	3,243,956
Patrick Industries, Inc.	73,481	6,028,381
		12,978,557
Hotels, Restaurants & Leisure - 1.2%
Brinker International, Inc. (a)	65,100	2,344,251
Churchill Downs, Inc.	21,800	2,523,786
		4,868,037
Household Durables - 2.3%
SharkNinja Hong Kong Co. Ltd.	70,066	3,293,102
Skyline Champion Corp. (a)	58,991	3,550,668
Tempur Sealy International, Inc.	62,800	2,532,096
		9,375,866
Leisure Products - 0.2%
Clarus Corp. (b)	162,190	922,861
Specialty Retail - 4.1%
Academy Sports & Outdoors, Inc.	32,350	1,645,645
Murphy U.S.A., Inc.	16,200	5,986,710
Musti Group OYJ	153,279	4,381,328
Valvoline, Inc.	129,500	4,434,080
		16,447,763
Textiles, Apparel & Luxury Goods - 1.0%
Crocs, Inc. (a)	39,282	4,148,572
TOTAL CONSUMER DISCRETIONARY		48,741,656
CONSUMER STAPLES - 3.9%
Consumer Staples Distribution & Retail - 3.1%
BJ's Wholesale Club Holdings, Inc. (a)	54,520	3,520,902
Performance Food Group Co. (a)	87,400	5,685,370
Sprouts Farmers Market LLC (a)	79,000	3,403,320
		12,609,592
Food Products - 0.8%
Nomad Foods Ltd. (a)	190,900	3,083,035
TOTAL CONSUMER STAPLES		15,692,627
ENERGY - 5.1%
Energy Equipment & Services - 3.6%
Cactus, Inc.	87,500	3,717,875
Championx Corp.	140,400	4,116,528
Liberty Oilfield Services, Inc. Class A	217,700	4,321,345
TechnipFMC PLC	128,900	2,670,808
		14,826,556
Oil, Gas & Consumable Fuels - 1.5%
Antero Resources Corp. (a)	158,600	3,747,718
Hess Midstream LP	69,899	2,274,513
		6,022,231
TOTAL ENERGY		20,848,787
FINANCIALS - 14.3%
Banks - 5.3%
ConnectOne Bancorp, Inc.	236,376	4,647,152
First Interstate Bancsystem, Inc.	135,200	3,500,328
Independent Bank Group, Inc.	100,634	3,892,523
Metropolitan Bank Holding Corp. (a)	56,329	2,195,141
Pinnacle Financial Partners, Inc.	68,100	4,942,017
Trico Bancshares	77,300	2,660,666
		21,837,827
Capital Markets - 3.6%
Houlihan Lokey	37,400	4,028,728
Lazard Ltd. Class A	83,100	2,491,338
LPL Financial	9,300	2,067,390
Morningstar, Inc.	11,464	3,248,439
Patria Investments Ltd.	189,600	2,684,736
		14,520,631
Consumer Finance - 0.5%
PROG Holdings, Inc. (a)	73,008	1,990,198
Financial Services - 1.2%
Essent Group Ltd.	102,800	4,969,352
Insurance - 3.7%
Old Republic International Corp.	150,900	4,422,879
Primerica, Inc.	28,400	5,950,084
Selective Insurance Group, Inc.	45,527	4,629,641
		15,002,604
TOTAL FINANCIALS		58,320,612
HEALTH CARE - 13.0%
Biotechnology - 3.7%
Allogene Therapeutics, Inc. (a)	133,600	313,960
Arcellx, Inc. (a)	32,900	1,728,237
Astria Therapeutics, Inc. (a)	72,000	334,800
Blueprint Medicines Corp. (a)	23,700	1,650,468
Celldex Therapeutics, Inc. (a)	16,700	504,507
Cerevel Therapeutics Holdings (a)	45,700	1,185,001
Cogent Biosciences, Inc. (a)	68,400	524,628
Cytokinetics, Inc. (a)	51,700	1,730,916
Janux Therapeutics, Inc. (a)	30,800	268,884
Keros Therapeutics, Inc. (a)	10,700	324,638
Legend Biotech Corp. ADR (a)	15,300	930,546
PTC Therapeutics, Inc. (a)	39,200	902,384
Tyra Biosciences, Inc. (a)	69,600	815,016
Vaxcyte, Inc. (a)	30,900	1,599,693
Verve Therapeutics, Inc. (a)(b)	49,500	558,360
Viking Therapeutics, Inc. (a)(b)	34,200	417,924
Xenon Pharmaceuticals, Inc. (a)	32,300	1,181,534
Zentalis Pharmaceuticals, Inc. (a)	18,130	203,963
		15,175,459
Health Care Equipment & Supplies - 4.0%
Envista Holdings Corp. (a)	102,700	2,330,263
Haemonetics Corp. (a)	31,600	2,555,492
Inspire Medical Systems, Inc. (a)	9,600	1,394,976
Merit Medical Systems, Inc. (a)	38,400	2,747,904
Neogen Corp. (a)	143,800	2,440,286
Pulmonx Corp. (a)	169,200	1,844,280
TransMedics Group, Inc. (a)(b)	39,400	2,981,792
		16,294,993
Health Care Providers & Services - 4.4%
Acadia Healthcare Co., Inc. (a)	71,800	5,240,682
Chemed Corp.	8,500	4,819,500
Option Care Health, Inc. (a)	70,966	2,111,239
The Ensign Group, Inc.	51,700	5,535,519
		17,706,940
Life Sciences Tools & Services - 0.1%
BioLife Solutions, Inc. (a)	48,100	594,997
Pharmaceuticals - 0.8%
Arvinas Holding Co. LLC (a)	30,000	659,100
Edgewise Therapeutics, Inc. (a)	59,600	362,368
Intra-Cellular Therapies, Inc. (a)	22,900	1,405,373
Ventyx Biosciences, Inc. (a)	25,400	54,864
Verona Pharma PLC ADR (a)	56,900	769,288
		3,250,993
TOTAL HEALTH CARE		53,023,382
INDUSTRIALS - 20.0%
Aerospace & Defense - 0.7%
V2X, Inc. (a)	66,700	2,828,080
Building Products - 2.6%
CSW Industrials, Inc.	14,485	2,568,625
Masonite International Corp. (a)	33,400	2,967,590
Simpson Manufacturing Co. Ltd.	30,100	5,025,797
		10,562,012
Construction & Engineering - 2.5%
EMCOR Group, Inc.	24,000	5,100,480
Granite Construction, Inc.	49,000	2,251,550
Sterling Construction Co., Inc. (a)	42,700	2,711,877
		10,063,907
Electrical Equipment - 2.1%
Array Technologies, Inc. (a)	180,588	2,793,696
Atkore, Inc. (a)	21,200	2,753,880
Thermon Group Holdings, Inc. (a)	93,600	2,822,040
		8,369,616
Ground Transportation - 0.9%
TFI International, Inc.	31,200	3,687,216
Machinery - 1.8%
ITT, Inc.	22,900	2,479,383
Terex Corp.	101,700	5,034,150
		7,513,533
Professional Services - 4.8%
ASGN, Inc. (a)	42,400	3,783,776
Concentrix Corp.	34,813	3,272,074
ExlService Holdings, Inc. (a)	135,000	3,829,950
FTI Consulting, Inc. (a)	10,400	2,292,784
KBR, Inc.	80,000	4,133,600
NV5 Global, Inc. (a)	24,068	2,341,335
		19,653,519
Trading Companies & Distributors - 4.6%
Applied Industrial Technologies, Inc.	24,800	3,969,736
Beacon Roofing Supply, Inc. (a)	41,800	3,359,048
FTAI Aviation Ltd.	93,400	3,849,014
GMS, Inc. (a)	41,700	2,820,588
Rush Enterprises, Inc. Class A	118,398	4,696,849
		18,695,235
TOTAL INDUSTRIALS		81,373,118
INFORMATION TECHNOLOGY - 13.7%
Communications Equipment - 0.6%
Extreme Networks, Inc. (a)	144,400	2,330,616
Electronic Equipment, Instruments & Components - 6.0%
Advanced Energy Industries, Inc.	44,200	4,201,210
Fabrinet (a)	41,300	6,686,470
Insight Enterprises, Inc. (a)	46,098	6,980,161
Napco Security Technologies, Inc. (b)	58,782	1,798,729
TD SYNNEX Corp.	46,113	4,548,586
		24,215,156
IT Services - 1.1%
Endava PLC ADR (a)	32,501	2,120,365
Perficient, Inc. (a)	41,100	2,543,268
		4,663,633
Semiconductors & Semiconductor Equipment - 2.9%
AEHR Test Systems (a)(b)	42,500	975,800
Allegro MicroSystems LLC (a)	61,300	1,668,586
Axcelis Technologies, Inc. (a)	9,500	1,180,660
MACOM Technology Solutions Holdings, Inc. (a)	62,400	5,240,352
Synaptics, Inc. (a)	24,858	2,516,624
		11,582,022
Software - 3.1%
Five9, Inc. (a)	23,200	1,768,304
Intapp, Inc. (a)	64,419	2,415,713
PROS Holdings, Inc. (a)	73,200	2,675,460
Rapid7, Inc. (a)	32,800	1,776,120
Tenable Holdings, Inc. (a)	99,100	4,101,749
		12,737,346
TOTAL INFORMATION TECHNOLOGY		55,528,773
MATERIALS - 6.8%
Chemicals - 2.1%
Element Solutions, Inc.	248,600	5,210,656
The Chemours Co. LLC	56,500	1,549,795
Tronox Holdings PLC	132,800	1,693,200
		8,453,651
Construction Materials - 1.6%
Eagle Materials, Inc.	36,600	6,626,430
Metals & Mining - 3.1%
Commercial Metals Co.	131,800	5,974,494
Constellium NV (a)	371,800	6,469,320
		12,443,814
TOTAL MATERIALS		27,523,895
REAL ESTATE - 4.3%
Equity Real Estate Investment Trusts (REITs) - 3.3%
Essential Properties Realty Trust, Inc.	195,392	4,640,560
Lamar Advertising Co. Class A	55,700	5,641,853
Urban Edge Properties	185,500	3,107,125
		13,389,538
Real Estate Management & Development - 1.0%
Colliers International Group, Inc.	39,100	4,068,624
TOTAL REAL ESTATE		17,458,162
UTILITIES - 1.2%
Gas Utilities - 1.2%
Brookfield Infrastructure Corp. A Shares	157,157	4,881,296
TOTAL COMMON STOCKS (Cost $322,838,241)		393,930,876

Money Market Funds - 3.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (c)	4,018,034	4,018,838
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	8,318,078	8,318,910
TOTAL MONEY MARKET FUNDS (Cost $12,337,748)		12,337,748

Equity Funds - 1.0%
	Shares	Value ($)
Small Blend Funds - 1.0%
iShares Russell 2000 Index ETF (b) (Cost $4,004,840)	23,000	4,132,180

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $339,180,829)	410,400,804
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(3,726,856)
NET ASSETS - 100.0%	406,673,948

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	3,753,464	123,136,255	122,870,881	237,377	-	-	4,018,838	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	7,058,236	89,735,418	88,474,744	44,828	-	-	8,318,910	0.0%
Total	10,811,700	212,871,673	211,345,625	282,205	-	-	12,337,748

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	10,538,568	10,538,568	-	-
Consumer Discretionary	48,741,656	48,741,656	-	-
Consumer Staples	15,692,627	15,692,627	-	-
Energy	20,848,787	20,848,787	-	-
Financials	58,320,612	58,320,612	-	-
Health Care	53,023,382	53,023,382	-	-
Industrials	81,373,118	81,373,118	-	-
Information Technology	55,528,773	55,528,773	-	-
Materials	27,523,895	27,523,895	-	-
Real Estate	17,458,162	17,458,162	-	-
Utilities	4,881,296	4,881,296	-	-

Money Market Funds	12,337,748	12,337,748	-	-

Equity Funds	4,132,180	4,132,180	-	-
Total Investments in Securities:	410,400,804	410,400,804	-	-
Financial Statements
Statement of Assets and Liabilities
		November 30, 2023

Assets
Investment in securities, at value (including securities loaned of $8,220,352) - See accompanying schedule:
Unaffiliated issuers (cost $326,843,081)	$398,063,056
Fidelity Central Funds (cost $12,337,748)	12,337,748

Total Investment in Securities (cost $339,180,829)		$410,400,804
Cash		39,650
Foreign currency held at value (cost $373,199)		379,844
Receivable for investments sold		1,228,586
Receivable for fund shares sold		3,205,556
Dividends receivable		473,982
Distributions receivable from Fidelity Central Funds		34,557
Receivable from investment adviser for expense reductions		358
Other receivables		5
Total assets		415,763,342
Liabilities
Payable for fund shares redeemed	$764,215
Other payables and accrued expenses	6,779
Collateral on securities loaned	8,318,400
Total Liabilities		9,089,394
Net Assets		$406,673,948
Net Assets consist of:
Paid in capital		$323,269,532
Total accumulated earnings (loss)		83,404,416
Net Assets		$406,673,948
Net Asset Value, offering price and redemption price per share ($406,673,948 ÷ 35,913,454 shares)		$11.32

Statement of Operations
		Year ended November 30, 2023
Investment Income
Dividends		$3,446,992
Income from Fidelity Central Funds (including $44,828 from security lending)		282,205
Total Income		3,729,197
Expenses
Custodian fees and expenses	$26,085
Independent trustees' fees and expenses	2,370
Legal	1,456
Interest	5,676
Total expenses before reductions	35,587
Expense reductions	(15,629)
Total expenses after reductions		19,958
Net Investment income (loss)		3,709,239
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	13,561,888
Foreign currency transactions	(3,325)
Total net realized gain (loss)		13,558,563
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(5,219,000)
Assets and liabilities in foreign currencies	7,382
Total change in net unrealized appreciation (depreciation)		(5,211,618)
Net gain (loss)		8,346,945
Net increase (decrease) in net assets resulting from operations		$12,056,184
Statement of Changes in Net Assets

	Year ended November 30, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,709,239	$4,070,375
Net realized gain (loss)	13,558,563	36,754,089
Change in net unrealized appreciation (depreciation)	(5,211,618)	(107,069,322)
Net increase (decrease) in net assets resulting from operations	12,056,184	(66,244,858)
Distributions to shareholders	(34,872,065)	(92,151,608)

Share transactions
Proceeds from sales of shares	80,869,900	93,304,376
Reinvestment of distributions	34,872,065	92,151,608
Cost of shares redeemed	(93,134,248)	(128,622,536)

Net increase (decrease) in net assets resulting from share transactions	22,607,717	56,833,448
Total increase (decrease) in net assets	(208,164)	(101,563,018)

Net Assets
Beginning of period	406,882,112	508,445,130
End of period	$406,673,948	$406,882,112

Other Information
Shares
Sold	7,324,557	7,557,448
Issued in reinvestment of distributions	3,216,980	6,549,510
Redeemed	(8,100,778)	(10,479,350)
Net increase (decrease)	2,440,759	3,627,608

Financial Highlights
Fidelity Advisor® Series Small Cap Fund

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.16	$17.04	$12.88	$11.72	$11.41
Income from Investment Operations
Net investment income (loss) A,B	.10	.11	.11	.09	.09
Net realized and unrealized gain (loss)	.11	(1.91)	4.49	1.42	1.32
Total from investment operations	.21	(1.80)	4.60	1.51	1.41
Distributions from net investment income	(.11)	(.12)	(.12)	(.07)	(.11) C
Distributions from net realized gain	(.94)	(2.97)	(.32)	(.28)	(.99) C
Total distributions	(1.05)	(3.08) D	(.44)	(.35)	(1.10)
Net asset value, end of period	$11.32	$12.16	$17.04	$12.88	$11.72
Total Return E	2.11%	(13.01)%	36.69%	13.21%	15.27%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	-% H	-% H	.01%	.01%
Expenses net of all reductions	.01%	-% H	-% H	.01%	.01%
Net investment income (loss)	.93%	.92%	.68%	.85%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$406,674	$406,882	$508,445	$467,212	$469,471
Portfolio turnover rate I	40%	57%	51%	58%	76%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2023

1. Organization.
Fidelity Advisor Series Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC),partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$101,237,325
Gross unrealized depreciation	(32,832,034)
Net unrealized appreciation (depreciation)	$68,405,291
Tax Cost	$341,995,513

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,792,059
Undistributed long-term capital gain	$12,026,143
Net unrealized appreciation (depreciation) on securities and other investments	$67,586,212

The tax character of distributions paid was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$3,620,052	$22,701,419
Long-term Capital Gains	31,252,013	69,450,189
Total	$34,872,065	$92,151,608
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Small Cap Fund	157,773,076	167,586,348
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Small Cap Fund	$ 4,612

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Small Cap Fund	Borrower	$ 5,037,750	5.07%	$ 5,676

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Series Small Cap Fund	10,972,527	16,898,219	(581,290)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Series Small Cap Fund	$4,795	$-	$-
8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through March 31, 2027. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $15,629.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Series Small Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Series Small Cap Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the "Fund") as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statement of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the five years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 to November 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period- C June 1, 2023 to November 30, 2023

Fidelity Advisor® Series Small Cap Fund	.01%
Actual		$ 1,000	$ 1,069.90	$ .05
Hypothetical-B		$ 1,000	$ 1,025.02	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2023, $12,608,647, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $79,395 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 72% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 83.39% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 11.96% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Series Small Cap Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through March 31, 2026.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.967941.110
AXS5-ANN-0124

Item 2.

Code of Ethics

As of the end of the period, November 30, 2023, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Series Growth Opportunities Fund, Fidelity Advisor Stock Selector Mid Cap Fund, and Fidelity Advisor Value Strategies Fund (the “Funds”):

Services Billed by Deloitte Entities

November 30, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$46,800	$-	$8,900	$1,200
Fidelity Advisor Equity Income Fund	$43,400	$-	$9,200	$1,100
Fidelity Advisor Equity Value Fund	$41,200	$-	$10,500	$1,100
Fidelity Advisor Growth & Income Fund	$42,800	$-	$7,400	$1,100
Fidelity Advisor Growth Opportunities Fund	$51,000	$-	$9,200	$1,300
Fidelity Advisor Large Cap Fund	$44,000	$-	$7,600	$1,100
Fidelity Advisor Series Growth Opportunities Fund	$47,200	$-	$9,200	$1,200
Fidelity Advisor Stock Selector Mid Cap Fund	$42,800	$-	$7,400	$1,100
Fidelity Advisor Value Strategies Fund	$42,300	$-	$11,000	$1,200

November 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$46,900	$-	$8,500	$1,100
Fidelity Advisor Equity Income Fund	$43,300	$-	$8,800	$1,000
Fidelity Advisor Equity Value Fund	$41,200	$-	$10,000	$1,000
Fidelity Advisor Growth & Income Fund	$43,000	$-	$7,100	$1,000
Fidelity Advisor Growth Opportunities Fund	$50,500	$-	$9,700	$1,200
Fidelity Advisor Large Cap Fund	$44,100	$-	$7,300	$1,000
Fidelity Advisor Series Growth Opportunities Fund	$47,400	$-	$8,800	$1,100
Fidelity Advisor Stock Selector Mid Cap Fund	$43,000	$-	$7,100	$1,000
Fidelity Advisor Value Strategies Fund	$41,900	$-	$10,500	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Series Equity Growth Fund, Fidelity Advisor Series Small Cap Fund, Fidelity Advisor Small Cap Fund, and Fidelity Real Estate High Income Fund (the “Funds”):

Services Billed by PwC

November 30, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$47,800	$4,300	$8,600	$1,400
Fidelity Advisor Series Equity Growth Fund	$26,900	$2,600	$7,400	$900
Fidelity Advisor Series Small Cap Fund	$36,900	$3,500	$9,700	$1,200
Fidelity Advisor Small Cap Fund	$38,300	$3,500	$9,000	$1,200
Fidelity Real Estate High Income Fund	$159,200	$13,200	$14,900	$4,400

November 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$45,500	$4,000	$8,200	$1,400
Fidelity Advisor Series Equity Growth Fund	$25,100	$2,400	$6,800	$800
Fidelity Advisor Series Small Cap Fund	$34,600	$3,200	$8,300	$1,100
Fidelity Advisor Small Cap Fund	$36,500	$3,300	$9,000	$1,100
Fidelity Real Estate High Income Fund	$151,500	$12,400	$14,200	$4,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	November 30, 2023A	November 30, 2022A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2023A	November 30, 2022A
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	November 30, 2023A	November 30, 2022A
Deloitte Entities	$333,400	$544,900
PwC	$13,673,600	$12,963,400

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to

be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company

Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 22, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 22, 2024